SECURITIES ACT FILE NO.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

DWS ADVISOR FUNDS

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue, New York, NY 10154

(Address of Principal Executive Offices)

(212) 454-7190

(Registrant’s Area Code and Telephone Number)

John Millette

DWS ADVISOR FUNDS

Two International Place

Boston, MA 02110

(Name and Address of Agent for Service)

WITH COPY TO:

Burton M. Leibert, Esq.

Dianne E. O’Donnell

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED:

Shares of Beneficial Interest ($0.001 par value) of the Registrant

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Questions & Answers

DWS Institutional Funds – DWS International Equity Fund

DWS Advisor Funds – DWS International Equity Fund

Q&A

Q	What is happening?

A	Deutsche Asset Management, the investment manager for DWS funds, has initiated a program to reorganize and merge selected funds within the DWS fund family and enhance the efficiency of the DWS funds’ operations.

Q	What issues am I being asked to vote on?

A	First, shareholders of both funds are being asked to vote on several proposals to elect a unified Board and simplify the funds’ governance system, fee and expense structure, governing documents and investment policies. These proposals appear at the beginning of the attached prospectus/proxy statement. Second, shareholders are being asked to vote on one of two merger proposals, which appear later in the prospectus/proxy statement, which are intended to combine both funds, in a series of transactions, with DWS International Fund (“International Fund”), a fund with substantially the same investment objectives and policies as the funds but with lower fees and expenses.

Shareholders of International Fund are being asked in a separate proxy statement to approve several proposals that are substantially similar, and in some cases identical, to the governance proposals set forth below.

PROPOSAL TO ELECT BOARD MEMBERS (BOTH FUNDS)

Q	Why am I being asked to vote for board members?

A	Your fund’s board and the board of certain other DWS Funds (“Boston DWS Funds”) recommend that the New York DWS Funds (which include the Funds) and the Boston DWS Funds (which include International Fund) be overseen by a unified board composed primarily of the same group of individuals. (The geographic references in the preceding sentence indicate the location in which the board of each DWS fund historically has held most of its meetings.) All the nominees except Axel Schwarzer, CEO of DWS Scudder, currently serve as independent board members of the New York DWS Funds or the Boston DWS Funds. To accomplish this objective, the board of each New York DWS Fund, including your fund, and each Boston DWS Fund has nominated, and is recommending that shareholders approve, a common, unified board.

Q	Why does my fund’s board recommend this proposal?

A	Your fund’s board believes that a unified group board structure (i) will benefit each DWS fund by enhancing the effectiveness of board oversight of the DWS funds, their management and other service providers and (ii) will facilitate uniform oversight of the DWS funds and standardization of service arrangements and policies among the DWS funds. Additionally, your fund’s board believes that your fund would benefit from the diversity and experience of the nominees that would comprise the expanded board if this proposal is approved.

Q&A continued

PROPOSAL TO APPROVE AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENTS (BOTH FUNDS)

Q	Why am I being asked to vote on two Investment Management Agreements?

A	The proposed Investment Management Agreements are part of a broader program initiated by Deutsche Asset Management to simplify and standardize the expense structures and related contracts for the DWS Funds and to consolidate investment management activities for the DWS Funds in one advisory entity. (Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”), Investment Company Capital Corp. (“ICCC”), Deutsche Bank Trust Company Americas and DWS Trust Company. DeIM, DeAM, Inc. and ICCC may be referred to collectively in this Proxy Statement as “Deutsche Asset Management.”)

First, you are being asked to approve an amended and restated Investment Management Agreement with your fund’s current investment adviser, DeAM, Inc. Currently, for many funds, the management agreement for the Fund contemplates the provision by the investment adviser of both investment advisory and administrative services, and the management fee payable by the fund compensates the investment adviser for both types of services. For other funds, the provision of investment advisory services and administrative services are each covered under a separate contract with separate fees. Deutsche Asset Management has proposed to adopt a standard form of agreement for all funds, under which the investment adviser would provide portfolio management and related services under one agreement and administrative services under a separate agreement, with two separate fees.

Second, you are being asked to approve an amended and restated Investment Management Agreement with DeIM to be implemented within two years of the date of the shareholder meeting upon approval by the members of your fund’s board who are not “interested persons” (the “Independent Board Members”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). DeIM currently serves as investment manager to all the Boston DWS Funds, including International Fund, and Deutsche Asset Management proposes to consolidate investment management activities for the New York DWS Funds and Boston DWS Funds in a single entity in order to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. There is currently substantial overlap in personnel, policies, procedures and supervisory oversight among DeIM and DeAM, Inc. The deferral in implementing your fund’s Investment Management Agreement with DeIM is needed to permit Deutsche Asset Management a sufficient amount of time (which may vary for different funds) to plan, prepare and institute the necessary arrangements for Deutsche Asset Management to consolidate its mutual fund operations with DeIM.

You are being asked to vote on both Investment Management Agreements because the 1940 Act requires shareholder approval of the Investment Management Agreements for each fund. You are not being asked to vote on the proposed new administrative services agreement, which requires only board approval.

Shareholders of International Fund are also being asked to approve the identical amended and restated Investment Management Agreement with its investment adviser, DeIM.

Q&A continued

Q	Will the services provided and fees charged change if shareholders approve the Investment Management Agreements?

A	In the aggregate, the scope of services provided to your fund by, and the fees paid to, its current investment adviser would remain largely unchanged, although some funds may see increases or decreases in administrative fees reflecting an effort to standardize administrative fees. However, caps on total expenses would mitigate the effects of any increase through September 30, 2006, which is the normal contract renewal period for the fund. The services and fees will not change if the Investment Management Agreements with DeIM are approved.

Q	Why did my fund’s board recommend these proposals?

A	Your fund’s board believes that the amended and restated Investment Management Agreement with your fund’s current investment adviser would benefit your fund because the board would have greater flexibility to make future changes regarding your fund’s administrative services arrangements that it believes to be in the best interests of shareholders without the time and expense of seeking shareholder approval. Further, your fund’s board believes that the Investment Management Agreement with DeIM will benefit your fund by enhancing the efficiency and oversight of investment management operations within a single entity.

Q	What will happen if shareholders do not approve the Investment Management Agreements?

A	If shareholders do not approve the amended and restated Investment Management Agreement with DeAM, Inc., DeAM, Inc. will continue to manage your fund pursuant to your fund’s current advisory agreement. If shareholders approve the agreement with your fund’s current investment adviser but do not approve the agreement with DeIM, the agreement with DeIM will not be implemented.

PROPOSAL TO APPROVE A SUB-ADVISER APPROVAL POLICY (BOTH FUNDS)

Q	Why am I being asked to vote on this proposal?

A	Your fund’s board is seeking to amend your fund’s current policy on appointing and terminating sub-advisers and amending sub-advisory agreements. Under the current policy, consistent with applicable law, shareholders must approve any sub-advisory contract with an unaffiliated sub-adviser. The proposal, if adopted, would permit your fund’s investment adviser, subject to the approval of your fund’s board, including a majority of the Independent Board Members, and to the receipt of an exemptive order from the Securities and Exchange Commission, to appoint and replace unaffiliated sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval.

Q	Why did my fund’s board recommend this proposal?

A	Your fund’s board recommends this proposal to provide the investment adviser with greater flexibility in selecting, supervising and evaluating sub-advisers without incurring additional expense and potential delays in seeking shareholder approval, while remaining subject to board oversight and supervision.

Shareholders of International Fund are also being asked to approve the sub-adviser approval policy.

Q&A continued

PROPOSAL TO APPROVE THE REVISION OF FUNDAMENTAL INVESTMENT RESTRICTIONS (BOTH FUNDS)

Q	Why am I being asked to vote for the revision of my fund’s fundamental investment restrictions?

A	Your fund’s board is seeking to revise certain of your fund’s current fundamental investment restrictions. In order to revise investment restrictions that are “fundamental,” the 1940 Act requires shareholder approval.

Q	Why did my fund’s board recommend this proposal?

A	Your fund’s board, together with Deutsche Asset Management, has reviewed your fund’s fundamental investment restrictions with the goals of simplifying them and conforming them with the fundamental investment restrictions of other DWS Funds. This will simplify the process of monitoring compliance with investment restrictions. This Proposal seeks shareholder approval of changes intended to further these goals.

Q	What effect would the revisions to my fund’s fundamental investment restrictions have on my fund?

A	The proposed revised restrictions do not affect the investment objectives of your fund, which would remain unchanged. Except in certain circumstances, the proposed modifications are not expected to significantly affect the manner in which your fund is managed. However, if certain changes are approved (e.g., greater authority to borrow money or to purchase restricted securities) and a fund utilizes that increased authority, a fund may be subject to higher risks than previously.

International Fund is currently subject to the revised fundamental restrictions that are being proposed for the funds.

PROPOSAL TO APPROVE THE AMENDED AND

RESTATED DECLARATION OF TRUST (BOTH FUNDS)

Q	Why did my fund’s board recommend this proposal?

A	Your fund’s board believes that it is in the best interests of shareholders to modernize the Declarations of Trust and to make them uniform across all of the trusts that the proposed unified board would oversee. It is anticipated that the overall effect of these changes will be to make the administration of the funds more efficient and to provide more flexibility for the operations of the funds within the limits of applicable law.

Q	What effect would the adoption of an amended and restated Declaration of Trust have on my fund?

A	A description of certain material differences between your fund’s current Declaration of Trust and its amended and restated Declaration of Trust is set forth in Proposal V Adoption of an amended and restated Declaration of Trust would not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the shareholders’ interests, nor will your fund’s current investments and investment policies change by virtue of the adoption of an amended and restated Declaration of Trust.

Shareholders of International Fund are being asked to approve amended and restated articles of incorporation for their fund which are intended to accomplish the same goals of increased efficiency and greater flexibility.

Q&A continued

PROPOSAL TO APPROVE A RULE 12B-1 PLAN (INTERNATIONAL EQUITY FUND—CLASS B AND C SHARES)

Q	Why am I being asked to vote on a Rule 12b-1 Plan?

A	Your fund’s board is seeking to adopt a Rule 12b-1 Plan to replace the current administrative service plan for Class B and Class C shares. In order to adopt a Rule 12b-1 Plan, shareholder approval is necessary.

Q	Why did my fund’s board recommend this proposal?

A	Your fund’s board believes that the adoption of a Rule 12b-1 Plan should provide the fund with additional flexibility in managing the fees it pays and allow consistent treatment among all classes of your fund.

Q	What effect would the proposed Rule 12b-1 Plan have on my fund?

A	Currently, your fund pays its distributor an administrative services fee as compensation for providing administrative and other services to shareholders. The proposal will change only the legal structure under which the service fee is paid. The fee rate your fund currently pays for services will remain the same. The only effect on your fund will be the adoption of a new agreement that will provide the fund with additional flexibility as to the services that may be provided.

Class B and Class C shares of International Fund are currently offered pursuant to the same form of Rule 12b-1 Plan that is being proposed for International Equity Fund.

PROPOSAL TO MERGE BOTH FUNDS INTO INTERNATIONAL FUND

DWS International Equity Fund is composed of two separate funds—one is a series of DWS Institutional Funds and offers Institutional Class shares (and will be referred to in this prospectus/proxy statement as “Equity Institutional”), and the other is a series of DWS Advisor Funds and offers Class A, Class B, Class C and Investment Class shares (and will be referred to in this prospectus/proxy statement as “Equity Investment”). Both Equity Institutional and Equity Investment seek to achieve their investment objectives by investing all their investable assets in the International Equity Portfolio (the “Portfolio”), a separate mutual fund, in a so-called “master-feeder” arrangement.

We are proposing that both Funds and the Portfolio be merged into International Fund, a series of DWS International Fund, Inc. In order to effect this combination several steps are necessary:

•	If approved by shareholders of Equity Institutional, Equity Institutional will be merged into Equity Investment.
•	Immediately after the merger of Equity Institutional into Equity Investment, the Portfolio will be collapsed into Equity Investment.
•	If approved by shareholders of Equity Investment, Equity Investment will be merged into International Fund immediately following the collapse of the Portfolio into Equity Investment.

Q&A continued

This chart may help explain the structure of the transaction:

The mergers described above will occur in three back-to-back transactions, resulting in International Fund’s absorbing each of Equity Institutional, the Portfolio and Equity Investment. The combined fund will have substantially the same attributes as International Fund in terms of investment mandate, risk profile, portfolio management and portfolio composition. If both mergers are approved, shareholders of Equity Institutional will ultimately become shareholders of International Fund. Accordingly, in considering whether to approve the merger of Equity Institutional into Equity Investment, shareholders of Equity Institutional should carefully consider the merits of an investment in International Fund.

Each of the funds is managed, directly or indirectly, by the same portfolio manager. All three funds seek to achieve similar investment objectives through similar types of investments.

After carefully reviewing the first proposal, the Board of Institutional Funds has determined that the proposal is in the best interest of Equity Institutional shareholders. After carefully reviewing the second proposal, the Board of Advisor Funds has determined that the proposal is in the best interest of Equity Investment shareholders. Each Board unanimously recommends that you vote for the merger affecting your fund.

Q	Why has this proposal been made for my fund?

A	The collapsing of the master/feeder arrangement and the merger of the remaining fund, Equity Investment, into the International Fund is intended to create a more streamlined lineup of DWS funds, which Deutsche Asset Management believes may help enhance performance and increase the efficiency of the DWS funds’ operations. The combined fund will pay an equal or lower effective management fee than either Equity Institutional or Equity Investment. In addition, merging the funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base, which may result in greater cost efficiencies and the potential for greater economies of scale. Finally, Deutsche Asset Management has agreed to cap the expenses of the combined fund at levels lower than the expenses currently paid by Equity Institutional or Equity Investment for approximately three years following the merger. Consequently, the combined fund will have lower total operating expenses than either Equity Institutional or Equity Investment.

Q	Are the proposals interdependent upon each other?

A	Yes. The shareholders of Equity Institutional and Equity Investment will vote separately on the two mergers. The merger of Equity Institutional into Equity Investment and the subsequent collapse of the master/feeder arrangement is contingent on the Equity Investment shareholders’ approving the merger of Equity Investment into International Fund. Similarly, the merger of Equity Investment into International Fund is contingent on the Equity Institutional shareholders’ approving the merger of Equity Institutional into Equity Investment.

Q&A continued

Q	Will I have to pay taxes as a result of the mergers?

A	The mergers are expected to be a tax-free transaction for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. As a result of the mergers, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after a merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains or losses as a result of the normal operations of your fund whether or not the transaction occurs.

Q	Upon the mergers, will I own the same number of shares?

A	The aggregate value of your shares will not change as a result of either merger. It is likely, however, that the number of shares you own will change as a result of each merger because your shares will be exchanged at the net asset value per share of International Fund, which will probably be different from the net asset value per share of Equity Institutional or Equity Investment, respectively.

Q	Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A	DeAM will bear these costs related to the mergers. The Funds will bear the costs of proxy solicitation and legal costs related to the other proposals.

Q	When would the mergers take place?

A	If approved, the mergers would occur on or about [ ], 2006 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the mergers, shareholders whose accounts are affected by the mergers will receive a confirmation statement reflecting their new account number and number of shares owned.

GENERAL

Q	How can I vote?

A	You can vote in any one of four ways:

(1)	Through the Internet by going to the website listed on your proxy card;

(2)	By telephone, with a toll-free call to the number listed on your proxy card;

(3)	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

(4)	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q&A continued

Q	If I send my proxy in now as requested, can I change my vote later?

A	You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of your fund as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by your fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q	Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (DWS ScudderACCESS)?

A	Yes. You will be able to continue to track your fund’s performance through all these means.

Q	Whom should I call for additional information about this proxy statement?

A	Please call Computershare Fund Services, your fund’s proxy solicitor, at 1 866 807-2148.

DWS INSTITUTIONAL FUNDS –DWS INTERNATIONAL EQUITY FUND

DWS ADVISOR FUNDS–DWS INTERNATIONAL EQUITY FUND

A Message from the Fund’s Chief Executive Officer

[mailing date]

Dear Shareholder:

I am writing to you to ask for your vote on several important matters that affect your investment in DWS International Equity Fund (“Equity Institutional”), a series of DWS Institutional Funds, or DWS International Equity Fund (“Equity Investment”), a series of DWS Advisor Funds. While you are, of course, welcome to join us at your Fund’s special meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matters:

PROPOSAL I: (Both Funds)	Election of Board Members

PROPOSAL II—A: (Both Funds)	Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc.

PROPOSAL II—B: (Both Funds)	Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

PROPOSAL II—C: (Both Funds)	Approval of a Sub-Adviser Approval Policy

PROPOSAL III: (Both Funds)	Approval of Revised Fundamental Investment Restrictions

PROPOSAL IV: (Both Funds)	Approval of Amended and Restated Agreements and Declaration of Trust

PROPOSAL V: (Equity Investment)	Approval of a Rule 12b-1 Plan

PROPOSAL VI: (Equity Institutional)	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Equity Institutional to Equity Investment, in exchange for shares of Equity Investment and the assumption by Equity Investment of all liabilities of Equity Institutional, and the distribution of such shares, on a tax-free basis, to the shareholders of Equity Institutional in complete liquidation of Equity Institutional

PROPOSAL VII: (Equity Investment)	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Equity Investment to DWS International Fund (“International Fund”), a series of DWS International Fund, Inc., in exchange for shares of International Fund and the assumption by International Fund of all liabilities of Equity Investment, and the distribution of such shares, on a tax-free basis, to the shareholders of Equity Investment

Each merger is contingent on the approval of the other merger. If both mergers in Proposals VI and VII are approved, shareholders of Equity Institutional will ultimately become shareholders of International Fund. The investment objective and policies of both Equity Institutional and Equity Investment are substantially similar to those of International Fund.

Proposals I through V are the product of a long-term study and many meetings by your fund’s board to consider an effort by Deutsche Asset Management, the investment manager for the DWS funds, to simplify your fund’s governance system, fee and expense structure, governing documents and investment policies. Your fund’s board believes that a unified board will benefit the funds by enhancing the effectiveness of board oversight of the funds, their management and other service providers and facilitating uniform oversight of the DWS funds and the standardization of service arrangements among the DWS funds. The other proposals would standardize and simplify fund documents, operations and policies and represent the culmination of an extensive effort between your board members and Deutsche Asset Management to enhance the quality, cost efficiency, and flexibility of services delivered for the benefit of your funds.

Similarly, the proposed mergers are the product of an initiative to reorganize and merge duplicative funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund shareholders, this program will enable Deutsche Asset Management to:

•	Eliminate redundancies within the DWS fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meets investor needs.

In determining to recommend approval of the mergers, the Trustees of both Equity Institutional and Equity Investment considered the following factors, among others:

•	Deutsche Asset Management’s overall program to reorganize and combine selected funds within the DWS fund family gives the portfolio management team the opportunity to focus its efforts on managing the combined Fund and offers a uniform distribution platform for the combined Fund;

•	The mergers should provide a similar investment opportunity in a significantly larger fund with a lower management fee and a lower expense ratio;

•	Shareholders will have the potential for economies of scale;

•	Deutsche Asset Management has agreed to pay all costs associated with the mergers; and

•	Each merger would be a tax-free reorganization for the shareholders.

If the merger proposals are approved, the Boards expect that the proposed changes will take effect during the [second] quarter of 2006.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issues for which you are being asked to provide voting instructions; and

•	A Proxy Statement/Prospectus, which provides detailed information on Equity Institutional, Equity Investment and International Fund, the specific proposals being considered at the shareholders’ meetings, and why the proposals are being made.

Although we would like very much to have each shareholder attend the special meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, Equity Investment’s and Equity Institutional’s proxy solicitor, at 1 866 807-2148, or contact your financial advisor. Thank you for your continued support of DWS Scudder.

Sincerely yours,

Vincent Esposito
President and Chief Executive Officer
DWS Institutional Funds
DWS Advisor Funds

DWS INSTITUTIONAL FUNDS-DWS INTERNATIONAL EQUITY FUND

DWS ADVISOR FUNDS-DWS INTERNATIONAL EQUITY FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s shareholder special meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of DWS International Equity Fund (“Equity Institutional”), a series of DWS Institutional Funds, and the Shareholders of DWS International Equity Fund (“Equity Investment”), a series of DWS Advisor Funds:

A Special Meeting of Shareholders of Equity Institutional and Equity Investment will be held May 5, 2006 at 4:00 p.m. Eastern time, at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

PROPOSAL I: (Both Funds)	Election of Board Members

PROPOSAL II—A: (Both Funds)	Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc.

PROPOSAL II—B: (Both Funds)	Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

PROPOSAL II—C: (Both Funds)	Approval of a Sub-Adviser Approval Policy

PROPOSAL III: (Both Funds)	Approval of Revised Fundamental Investment Restrictions

PROPOSAL IV: (Both Funds)	Approval of Amended and Restated Agreements and Declaration of Trust

PROPOSAL V: (Equity Investment)	Approval of a Rule 12b-1 Plan

PROPOSAL VI: (Equity Institutional)	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Equity Institutional to Equity Investment, in exchange for shares of Equity Investment and the assumption by Equity Investment of all liabilities of Equity Institutional, and the distribution of such shares, on a tax-free basis, to the shareholders of Equity Institutional in complete liquidation of Equity Institutional

PROPOSAL VII: (Equity Investment)	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Equity Investment to DWS International Fund (“International Fund”), a series of DWS International Fund, Inc., in exchange for shares of International Fund and the assumption by International Fund of all liabilities of Equity Investment, and the distribution of such shares, on a tax-free basis, to the shareholders of Equity Investment

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Equity Institutional and Equity Investment at the close of business on February 10, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Each of Equity Institutional and Equity Investment operate as feeder funds in a master-feeder fund arrangement and seek to achieve its investment objective by investing all of its investable assets in a corresponding master fund, International Equity Portfolio (the “Portfolio”), which has the same investment objective and policies. The Portfolio is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. Pursuant to applicable legal requirements, the voting rights of each of Equity Institutional and Equity Investment with respect to the Portfolio interests that it holds must be passed through to the Fund’s own shareholders. Shareholders of Equity Institutional and Equity Investment are being asked to instruct that Fund on how to vote its interests in the Portfolio on matters on which the Portfolio is soliciting shareholder approval. Equity Institutional and Equity Investment shareholders are also being asked to approve proposals relating to such Funds.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment requires the affirmative vote of a majority of the shareholders entitled to vote at the Meeting that are present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By order of the Board of Trustees

John Millette

Secretary of DWS Advisor Funds and

DWS Institutional Funds

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on each Proposal applicable to your Fund. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. You may receive more than one proxy card because several shareholder special meetings are being held in connection with this proxy statement. If so, please return each one. If you have any questions, please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-807-2148) or contact your financial advisor.

[mailing date]

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Both parties should sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS INTERNATIONAL EQUITY FUND, A SERIES OF DWS INSTITUTIONAL FUNDS, AND

DWS INTERNATIONAL EQUITY FUND, A SERIES OF DWS ADVISOR FUNDS

This document contains a prospectus/proxy statement, a proxy card and a voting instruction form. A proxy card is, in essence, a ballot. When you vote your proxy and voting instruction form, tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendations.

We urge you to review the prospectus/proxy statement carefully and either fill out your proxy card and voting instruction form and return it to us by mail, vote by telephone or record your voting instructions via the Internet. You may receive more than one proxy card since several shareholder special meetings are being held. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Computershare Fund Services, your Fund’s proxy solicitor, at the special toll-free number we have set up for you 1 866 807-2148 or contact your financial advisor.

PROXY STATEMENT/PROSPECTUS

[            , 2006]

This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of DWS Institutional Funds (“Institutional Funds”) and DWS Advisor Funds (“Advisor Funds”) at the Special Meeting of Shareholders, to be held concurrently at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154, on May 5, 2006, at 4:00 p.m. (Eastern time), and at any and all adjournments thereof (the “Meeting”), at which shareholders will be asked to consider several proposals (each, a “Proposal” and collectively, the “Proposals”).

This Proxy Statement/Prospectus, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”) are first being mailed to shareholders on or about             , 2006. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

DWS International Equity Fund, a series of Institutional Funds (“Equity Institutional”) and DWS International Equity Fund, a series of Advisor Funds (“Equity Investment”), each operate as a feeder fund in a master feeder fund arrangement with International Equity Portfolio (the “Portfolio”), which has the same investment objectives and policies. The Funds seek to achieve their investment objectives by investing all their investable assets in the Portfolio. The Portfolio invests directly in investment securities and other investments. The Portfolio in which the Funds invest is organized as a registered open-end management investment company established as a trust under the laws of the State of New York.

Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to master feeder arrangements, Equity Institutional’s and Equity Investment’s voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund’s own shareholders. For each Fund, your vote and the vote of other shareholders of the Fund determine how the Fund will vote on the Proposals affecting the Portfolio. For simplicity, actions are described in this Proxy Statement as taken by Equity Institutional or Equity Investment, although all actions are actually taken by the Trusts of which Equity Institutional or Equity Investment is a series on behalf of that Fund. Some actions described as taken by or with respect to Equity Institutional or Equity Investment are actually actions to be taken by the Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder. Shareholders of each Fund are also being asked to vote on a number of matters regarding the Fund.

The Meeting is being held to consider and to vote on the following Proposals for the Funds, as shown below and as described more fully herein, and such other matters as may properly come before the Meeting:

PROPOSAL I: (Both Funds)	Election of Board Members

PROPOSAL II—A: (Both Funds)	Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc.

PROPOSAL II—B: (Both Funds)	Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

PROPOSAL II—C: (Both Funds)	Approval of a Sub-Adviser Approval Policy

PROPOSAL III: (Both Funds)	Approval of Revised Fundamental Investment Restrictions

PROPOSAL IV: (Both Funds)	Approval of Amended and Restated Declaration of Trust

PROPOSAL V: (Equity Investment)	Approval of a Rule 12b-1 Plan

PROPOSAL VI: (Equity Institutional)	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Equity Institutional to Equity Investment, in exchange for shares of Equity Investment and the assumption by Equity Investment of all liabilities of Equity Institutional, and the distribution of such shares, on a tax-free basis, to the shareholders of Equity Institutional in complete liquidation of Equity Institutional

PROPOSAL VII: (Equity Investment)	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Equity Investment to DWS International Fund (“International Fund”), a series of DWS International Fund, Inc., in exchange for shares of International Fund and the assumption by International Fund of all liabilities of Equity Investment, and the distribution of such shares, on a tax-free basis, to the shareholders of Equity Investment

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

If the mergers in Proposals VI and VII are approved, Equity Institutional will be merged into Equity Investment, followed by the immediate collapse of the Portfolio into Equity Investment and the merger of Equity Investment into International Fund. As a result of the proposed mergers, each shareholder of Equity Institutional and Equity Investment will receive a number of full and fractional shares of the corresponding class of International Fund equal in value as of the Valuation Time (as defined below on page [ ]) to the total value of such shareholder’s Fund shares.

Each merger is contingent upon the approval of the other merger. Equity Institutional shareholders will vote only on the proposal to merge Equity Institutional into Equity Investment. Equity Investment shareholders will vote only on the proposal to merge Equity Investment into International Fund. However, because Equity

Institutional shareholders will become International Fund shareholders if both proposals are approved, they should carefully review the characteristics of International Fund in considering the proposal to merge Equity Institutional into Equity Investment.

International Fund filed a proxy statement on February 27, 2006. Due to the timing of this solicitation and the solicitation of the International Fund shareholders, both Equity Institutional and Equity Investment shareholders will not have an opportunity to vote on the proposals in International Fund’s proxy statement. The proposals in the proxy statement, if passed, will have a bearing on Equity Institutional and Equity Investment shareholders as investors in International Fund. The proposals contained in the proxy statement ask International Fund shareholders to approve: (i) an expansion of its Board; (ii) an Amended and Restated Investment Management Agreement between International Fund and Deutsche Investment Management Americas Inc. (“DeIM”) that will bifurcate the current services into two contracts, one for investment advice and one for administrative services; (iii) a policy that would permit DeIM, subject to the approval of the Board and a majority of its independent Board members, to appoint and replace subadvisers without shareholder approval; (iv) the revision of International Fund’s fundamental investment restrictions regarding investments in commodities; and (v) the amendment and restatement of International Fund’s Articles of Incorporation. These For a summary of the proposals, please refer to Exhibit [    ].

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the prospectus of International Fund, dated [Date], as supplemented from time to time, relating to Class A, Class B and Class C shares, a copy of which is included with this Proxy Statement/Prospectus;

(ii)	the prospectus of International Fund, dated [Date], as supplemented from time to time, relating to Institutional Class shares, a copy of which, if applicable, is included with this Proxy Statement/Prospectus;

(iii)	the prospectus of International Fund, dated [Date], as supplemented from time to time, relating to Investment Class shares, a copy of which, if applicable, is included with this Proxy Statement/Prospectus;

(iv)	the prospectus of Equity Investment, dated [Date], as supplemented from time to time, relating to Institutional Class shares, a copy of which, if applicable, is included with this Proxy Statement/Prospectus;

(v)	the prospectus of Equity Investment, dated [Date], as supplemented from time to time, relating to Class A, Class B and Class C shares, a copy of which, if applicable, is included with this Proxy Statement/Prospectus;

(vi)	the prospectus of Equity Investment, dated [Date], as supplemented from time to time, relating to Investment Class shares, a copy of which, if applicable, is included with this Proxy Statement/Prospectus;

(vii)	the prospectus of Equity Institutional, dated [date], as supplemented from time to time, relating to Institutional Class shares, a copy of which, if applicable, is included with this Proxy Statement/Prospectus;

(viii)	the statement of additional information of Equity Investment, dated [Date], as supplemented from time to time, relating to Institutional Class shares;

(ix)	the statement of additional information of Equity Investment, dated [Date], as supplemented from time to time, relating to Class A, Class B and Class C shares;

(x)	the statement of additional information of Equity Investment, dated [Date], as supplemented from time to time, relating to Investment Class shares;

(xi)	the statement of additional information of Equity Investment, dated [Date], as supplemented from time to time, relating to the Institutional Class shares;

(xii)	the statement of additional information of Equity Institutional, dated [date], as supplemented from time to time, relating to Institutional Class shares;

(xiii)	the statement of additional information relating to the proposed mergers, dated [ ], 2006 (the “Merger SAI”);

(xiv)	the financial statements and related report of independent registered public accounting firm included in Equity Institutional’s Annual Report to Shareholders for the fiscal year ended October 31, 2005; and

(xv)	the financial statements included in Equity Investment’s Annual Report to Shareholders for the fiscal year October 31, 2005.

The financial highlights for the International Fund contained in the Annual Report to Shareholders for the year ended August 31, 2005 are attached to this Proxy Statement/Prospectus. See Exhibit [    ].

Shareholders may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048 for Class A, Class B, Class C or Investment Class shares and 1-800-730-1313 for Institutional Class shares.

Shares of Equity Investment and International Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC. If there is anything you don’t understand, please contact Computershare Fund Services, the proxy solicitor for each Fund, at 1-866-807-2148, or contact your financial advisor.

Equity Investment and International Fund are subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith file reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. You may call the SEC at 1-202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

PROPOSAL I

ELECTION OF TRUSTEES

(BOTH FUNDS)

The Board of Advisor Funds and Institutional Funds is recommending that shareholders elect a unified Board for the New York DWS Funds (which include your Fund) and certain other DWS funds (the “Boston DWS Funds”), each of which is listed on Exhibit B hereto. (Geographic references merely indicate where the board of each of these funds has historically held most of its meetings.) Accordingly, the Board of each Fund is submitting for election by shareholders of each Fund the slate of 13 individuals listed below (the “nominees”). All but one of the nominees are “independent” Trustees and already serve as a Board Member on one or more DWS funds for which DeAM, Inc. renders investment advisory and other services. DeAM, Inc., DeIM and ICCC are each a part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank, DeAM, Inc., DeIM, ICCC, Deutsche Bank Trust Company Americas and DWS Trust Company.

Each nominee is familiar with the operations of Deutsche Asset Management. Martin Gruber, Richard Herring, Graham Jones, Rebecca Rimel, Philip Saunders and William Searcy currently serve as Board Members of each New York DWS Fund. Henry Becton, Dawn-Marie Driscoll, Keith Fox, Kenneth Froewiss, Jean Gleason Stromberg and Carl Vogt currently serve as Board Members of each Boston DWS Fund. Axel Schwarzer, CEO of DWS Scudder, currently is not a Board Member of any New York DWS Fund or Boston DWS Fund. Each of the nominees is being submitted for election by the shareholders of each New York DWS Fund and each Boston DWS Fund. Each nominee has indicated a current expectation to serve for a period until he or she reaches the mandatory retirement age, which is currently age 72, except for Mr. Jones, for whom the New York DWS Funds’ Board has granted an exception to retire at age 75. Pertinent information about each nominee as of January 26, 2006 is set forth below. If elected by the shareholders of all the New York DWS Funds and all of the Boston DWS Funds, each Board Member would serve on the Board of at least 39 registered trusts/corporations overseeing at least 85 Funds in the current configuration of the DWS funds complex.

In 2004, representatives of various boards with responsibilities for overseeing the DWS funds participated in informal meetings to study ways to coordinate and enhance the governance of the DWS funds, given the number of funds each Board oversees and the increased responsibilities imposed on Board Members generally as a result of recent industry-wide SEC regulatory initiatives and rulemakings. Among the subjects considered by these Board Members was the possible consolidation of Boards so as, among other things, to enhance the effectiveness of Board oversight of Fund operations, facilitate adoption of uniform policies and procedures, and minimize the number of meetings attended by, and duplicative presentations required of, personnel from Deutsche Asset Management. Following the meetings, representatives of the New York DWS Funds and Boston DWS Funds suggested that the corporate governance process might be enhanced by creating a unified Board to govern the New York DWS Funds and Boston DWS Funds. The Boards of the New York DWS Funds and Boston DWS Funds have conducted concurrent Board meetings to familiarize the individual Board Members with one another and to ensure that new standing committees of the proposed unified Board would function well and would accommodate the increased number of funds over which the proposed unified Board would have responsibility.

After extensive discussions and meetings that included other “independent” Board Members, counsel to the Board Members of the New York DWS Funds and the Boston DWS Funds who are not “interested persons” of any of the New York DWS Funds or the Boston DWS Funds, respectively, counsel to the New York DWS Funds and representatives of Deutsche Asset Management, the Nominating and Governance Committees of the Boards of the New York DWS Funds and the Boston DWS Funds, comprised exclusively of Board Members of the New York DWS Funds and Boston DWS Funds who are not “interested persons” of any of the New York DWS Funds or the Boston DWS Funds, respectively, determined that each New York DWS Fund and Boston DWS Fund would be best served if a unified Board was responsible for all such Funds.

At meetings held on September 29, 2005, the Nominating and Governance Committees of the Boards of the New York DWS Funds and the Boston DWS Funds determined to recommend to the full Boards the slate described below for election to the Board of each New York DWS Fund and Boston DWS Fund. At meetings held on September 30, 2005, the Board of each Fund adopted the proposals of its Nominating and Governance Committee and determined to submit this slate of nominees for election by Fund shareholders. Mr. Schwarzer was nominated for election to the Boards at a meeting of the Boards on December 2, 2005.

Board Considerations

The Board considered the nomination of persons to serve as Board Members as part of an overall plan to coordinate and enhance the efficiency of the governance of the Trusts/Corporations and of the New York DWS Funds. In its deliberations, the Board of the New York DWS Funds considered various matters related to the management and long-term welfare of each Trust/Corporation and the Funds overall, including the following:

•	The independent status of the nominees. If elected, all but one of the nominees would be board members who are not “interested persons” (as that term is used in the Investment Company Act of 1940 (the “1940 Act”)) of any DWS fund they oversee (“Independent Board Members”).

•	The diversity and experience of the nominees that would comprise the expanded Board. The Board noted that the nominees have distinguished careers in government, law, finance, academia and other areas and will bring a wide range of expertise to the expanded Board. In addition, all but one of the nominees have experience as Board Member overseeing other DWS Funds.

•	Standardization of policies among the New York DWS Funds and the Boston DWS Funds. The Board concluded that the unified Board structure would assist it in developing uniform compliance and governance policies that would reflect the best practices of each individual Board.

•	Rationalization of service arrangements. Deutsche Asset Management has recently undertaken a product rationalization program that includes, among other things, the standardization of service arrangements among the New York DWS Funds and the Boston DWS Funds. The Board concluded that greater consistency of service providers and related contractual arrangements across all of the New York DWS Funds and the Boston DWS Funds was in the best interests of shareholders and that a combined Board would facilitate this program.

•	Portfolio manager, chief compliance officer and other management resources committed to Board meetings. Many portfolio managers and other officers for the Funds also act as portfolio managers and officers for other New York DWS Funds and for the Boston DWS Funds. A combined Board would eliminate the need for the portfolio managers and other officers to prepare for and attend duplicative meetings, allowing such personnel more time to focus on the New York DWS Funds’ business.

•	Continuity of Board membership. The Board will be able to provide for appropriate continuity over the years as incumbent members reach the mandatory retirement age of 72 or otherwise resign from the Board.

•	The size of the expanded Board. Recognizing that recent regulatory changes and the increasing complexities of the mutual fund business have substantially increased the responsibilities of mutual fund boards, the Board determined that a larger Board would facilitate greater use of committees to review specific types of issues in greater detail and to develop greater expertise with respect to those issues. Because the expanded Board would oversee a larger number of funds across which the expenses of the Board would be spread, the total cost to the Funds is not expected to change materially if shareholders elect all of the nominees.

Information Concerning Board Member Nominees

Information is provided below for each nominee for election at the Meeting. The first section of the table lists information for each nominee who is an Independent Board Member nominee. Information for Mr. Schwarzer, who would be an “interested” Board Member by virtue of his positions with Deutsche Asset Management, appears in the second section of the table.

Each nominee elected to the Board at the Meeting will serve until his or her successor has been duly elected and qualified, or until he or she resigns or is otherwise removed. Each nominee has indicated a willingness to serve if elected.

Name, Year of Birth, Position with the Fund and Length of Time Served(1),	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Independent Board Member Nominees

Henry P. Becton, Jr. 1943 Board Member of Boston DWS Funds since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company(2) (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	87

Dawn-Marie Driscoll 1946 Chairman of Boston Board Funds since 2004 Board Member of Boston DWS Funds since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute; Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	87

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Keith R. Fox 1954 Board Member of Boston DWS Funds since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	87

Kenneth C. Froewiss 1945 Board Member of Boston DWS Funds since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), DWS New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000; Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996).	90

Martin J. Gruber 1937 Board Member of New York DWS Funds since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	89
Richard J. Herring 1946 Board Member of New York DWS Funds since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	89

Graham E. Jones 1933 Board Member of New York DWS Funds since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	89

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Rebecca W. Rimel 1951 Board Member of New York DWS Funds since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	89

Philip Saunders, Jr. 1935 Board Member of New York DWS Funds since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	89

William N. Searcy, Jr. 1946 Board Member of New York DWS Funds since 1993	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation(2) (telecommunications) (November 1989-October 2003)	89

Jean Gleason Stromberg 1943 Board Member of Boston DWS Funds since 1999	Retired. Formerly, Consultant (1997–2001); Director, US Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004); American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87

Carl W. Vogt 1936 Board Member of Boston DWS Funds since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999–2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999–2000). Directorships: Yellow Corporation (trucking); American Science & Engineering(2) (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	87

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Interested Board Member Nominee

Axel Schwarzer 1958 None	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	85

(1)	Unless otherwise indicated, the mailing address of each Board Member for the New York DWS Funds with respect to fund operations is 345 Park Avenue, New York, NY 10154. The mailing address of each Board Member for the Boston DWS Funds with respect to fund operations is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.
(2)	A publicly held company with securities registered pursuant to the Securities Exchange Act of 1934.

As reported to the Funds, none of the Board Member nominees owned shares of Equity Institutional or Equity Investment as of December 31, 2005. Exhibit      to this Prospectus/Proxy Statement sets forth the compensation paid to each nominee by each Fund and the DWS fund complex (which includes other New York DWS Funds and the Boston DWS Funds) for the calendar year 2005.

Certain Indemnification Arrangements

In addition to customary indemnification rights provided by the governing instruments of each Trust/Corporation, Board Members may be eligible to seek indemnification from the investment adviser in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment adviser has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment adviser (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their Board Members and officers, the investment adviser and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to Independent Board Members of investment companies that they have not engaged in disabling conduct, each Fund’s investment adviser has also agreed, subject to applicable law and regulation, to indemnify the Funds’ Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. Each Fund’s investment adviser is not, however, required to provide indemnification and advancement of expenses: (1) in connection with any proceeding or action with respect to which the Fund’s Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to the Fund or its shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Members’ duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the investment adviser will survive the termination of the investment management agreements between the applicable Deutsche Asset Management entity and the Fund.

For more information regarding pending regulatory and litigation matters, please see “Market Timing Related Regulatory and Litigation Matters” and “Other Regulatory Matters” in Proposal II-A.

Officers

The officers of each Fund are set forth in Exhibit      hereto.

Board Structure

During the calendar year 2005, the Board of the New York DWS Funds met 10 times and each Board Member proposed for re-election at the Meeting attended at least 75% of the meetings of the Board and all committees of which he or she was a member. The Board held over 55 meetings to deal with Fund issues (including regular and special board and committee meetings).

The Board of the New York DWS Funds has established the following standing committees: Audit Committee, Nominating and Governance Committee, Valuation Committee, Fixed Income Oversight Committee, Equity Oversight Committee, Marketing/Shareholder Servicing Committee, Legal/Regulatory/Compliance Committee and Expenses/Operations Committee. The Board of the New York DWS Funds does not have a compensation committee. If the nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Funds. In practice, since December 2004, the Board Members of both the New York DWS Funds and the Boston DWS Funds have held concurrent Board and committee meetings.

In accordance with its written charter, the Audit Committee, formerly known as the Audit and Compliance Committee, assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations to the Board as to the selection of the independent registered public accounting firm, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Fund’s internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the applicable Fund, its investment adviser and affiliates by the independent registered public accounting firm. Messrs. Jones and Searcy and Drs. Herring and Saunders currently serve as members of the Audit Committee and are expected to be joined by Mr. Fox, Mr. Froewiss and Ms. Stromberg if Proposal I is approved. The Audit Committee met seven times during the calendar year ended December 31, 2005.

The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee, which is composed of Mr. Jones and Ms. Rimel and is expected to include Mr. Becton and Ms. Stromberg if Proposal I is approved, also evaluates and nominates

Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met five times during the calendar year ended December 31, 2005.

The Fixed Income Oversight Committee and Equity Oversight Committee review the performance of applicable Funds. The Fixed Income Oversight Committee is comprised of Messrs. Jones and Searcy and is expected to include Ms. Driscoll, Mr. Fox, Mr. Froewiss and Ms. Stromberg if Proposal I is approved. The Fixed Income Oversight Committee met six times during the calendar year ended December 31, 2005. The Equity Oversight Committee is comprised of Drs. Gruber, Herring and Saunders and Ms. Rimel and is expected to include Mr. Becton and Mr. Vogt if Proposal I is approved, The Equity Oversight Committee met six times during the calendar year ended December 31, 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of each Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters related to each Fund. The Committee is comprised of Ms. Rimel and Mr. Searcy and is expected to include Mr. Becton, Ms. Driscoll, Ms. Stromberg and Mr. Vogt if Proposal I is approved. The Committee met six times during the calendar year ended December 31, 2005.

The Expenses/Operations Committee (formerly known as the Operations Committee) (i) monitors each Fund’s total operating expense levels, (ii) oversees the provision of administrative services to each Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews Deutsche Asset Management’s brokerage practices for each Fund, including the implementation of related policies. The Committee is composed of Messrs. Jones and Searcy and Dr. Saunders and is expected to include Mr. Becton, Ms. Driscoll, Mr. Fox and Mr. Froewiss if Proposal I is approved. The Expenses/Operations Committee met six times during the calendar year 2005.

The Valuation Committee oversees the valuation of each Fund’s securities and other assets. Drs. Herring, Gruber and Saunders are members of the Committee with all the other Board Members as alternates, and the Committee is expected to include Mr. Fox and Mr. Froewiss if Proposal I is approved. The Valuation Committee met six times with respect to each Fund during the calendar year 2005.

The Marketing/Shareholder Servicing Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The Committee is comprised of Drs. Gruber and Herring and Ms. Rimel and is expected to include Ms. Stromberg and Mr. Vogt if Proposal I is approved. The Committee met six times during the calendar year 2005.

It is anticipated that Ms. Driscoll will become Chairman of the Board if Proposal III is approved. Ms. Driscoll has served as Chairman of the Boston DWS Funds Board since June 2004.

Required Vote

Under the Declarations of Trust for Advisor Funds and Institutional Funds, each nominee receiving a plurality of the votes cast at the Meeting by all shares of such Trust will be elected as a Trustee.

Shareholders of Equity Investment and Equity Institutional will vote on the election of Trustees both for the Funds and for the Portfolio, in view of the master-feeder structure discussed above. Election of the Trustees for the Portfolio requires the affirmative vote of a plurality of the votes cast in person or by proxy at the meetings of shareholders of all the Portfolio’s various feeder funds voting collectively.

The election of the nominees to the Board of Advisor Funds and Institutional Funds is not conditioned on similar action being taken by the shareholders of the other DWS Funds.

Recommendation of the Board

The Board believes that the election of each nominee is in the best interests of shareholders of each Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each nominee as set forth in Proposal III.

PROPOSAL II—A

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT BETWEEN EACH FUND AND DeAM, INC. (BOTH FUNDS)

The Board has approved, and recommends that shareholders of each Fund approve, an amended and restated investment management agreement between each Fund and DeAM, Inc., a form of which is attached hereto as Exhibit      (each, the “Investment Management Agreement”).

A general description of the proposed Investment Management Agreement and a comparison of such agreement to the agreements currently in effect are included below. More detailed comparisons of the agreements are included in Exhibit     . The description of the Investment Management Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit     .

Description of Investment Management Agreements

The Investment Management Agreements represent a substantial change in the contractual arrangements currently in effect for the New York Board Funds, as they will cover only portfolio management and related services, unlike the current contractual arrangements. Currently, some New York Board Funds have management agreements under which Deutsche Asset Management provides both investment management and administrative services. Other New York Board Funds, such as Equity Institutional and Equity Investment, have separate contracts with Deutsche Asset Management for investment management services and administrative services. (Each of the management agreements currently in effect will be referred to in this Proxy Statement/Prospectus as a “Current Management Agreement.”) In addition, the Funds will enter into new administrative services agreements (each, an “Administrative Services Agreement”), which are not required to be voted on at the Meeting, and which will cover both those administrative services included in the Current Management Agreements and those accounting services included in the accounting services agreements currently in effect for certain New York Board Funds.

Management fees will remain the same under the Investment Management Agreements. Each Fund’s administration fee and the services provided for that fee will change. Deutsche Asset Management proposes to charge a flat fee of 0.13% of average daily net assets for feeder funds in a master feeder arrangement, such as Equity Institutional and Equity Investment. However, the fee for administrative services will no longer cover custody, transfer agency and sub-recordkeeping services, as it currently does for some Funds. Therefore, the Funds will be charged directly for those services, by affiliates of Deutsche Asset Management for transfer agency and sub-recordkeeping services and by unaffiliated custodian banks for custody services. The standardization of administrative fees and the unbundling of certain services from the administration fee would increase the total fees charged by Deutsche Asset Management and its affiliates to certain Funds and decrease the total fees for other Funds. However, Deutsche Asset Management has agreed to maintain caps on total expenses at their current levels through September 30, 2006, the normal contract renewal period for the Funds, and the Board will reconsider the expense caps as part of its consideration of the future continuance of the Investment Management and Administrative Services Agreements. A comparison of the fees payable under the current and proposed arrangements is shown at Exhibit      and a comparison of current and proposed management fee rates is shown at Exhibit     .

The scope of portfolio management and related services provided to each Fund by Deutsche Asset Management and its standard of care as an investment adviser will not change as a result of the new contractual arrangements. In addition, if the mergers proposed in Proposal VI and Proposal VII are approved by shareholders, Equity Investment and Equity Institutional will be subject to the fees charged to International Fund, which are lower than the management fees currently applicable to the Funds.

Comparison of Current Management Agreements to Investment Management Agreements

The date of each Fund’s Current Management Agreement, the date on which such agreement was last approved by shareholders, the reason for such submission to shareholders and the date the agreement was most recently approved for continuance by the Board is shown in Exhibit     .

Administrative Services. For the Funds, the administrative services are already part of separate administration agreements; therefore, the Investment Management Agreements will continue to cover solely advisory services.

Fees. The management fees under the Investment Management Agreements and administrative fees under the Administrative Services Agreements will not cover certain services necessary to the Funds’ ordinary operations, including custody services, transfer agency services, sub-transfer agency services and regulatory fees. These charges are to be borne by the Funds directly under the new contractual arrangements, with the result that total expense would increase for some Funds. Deutsche Asset Management has agreed to cap those expenses through expense reimbursement arrangements applicable to the Fund’s total expenses through September 30, 2006.

Delegation to Unaffiliated Sub-Advisers. Under the Investment Management Agreements, subject to the prior approval of a majority of the members of the Board, including a majority of the Board Members who are not “interested persons” of the Fund or any party to the Investment Management Agreement, and, to the extent required by applicable law, by the shareholders of a Fund, Deutsche Asset Management may, through a sub-advisory agreement or other arrangement, delegate to either an affiliated or unaffiliated sub-adviser any of the duties enumerated in the Investment Management Agreements, including the management of all or a portion of the assets being managed. Currently, such delegation is only permitted to affiliated sub-advisers.

Expenses. The Investment Management Agreements require Deutsche Asset Management to bear only those expenses associated with providing investment advisory services. Expenses associated with administration, as noted above, will be part of the separate Administrative Services Agreement. The Funds continue to be responsible for all other expenses incurred in their operations as set forth in the Administrative Services Agreements and any other charges or fees not specifically enumerated in the Current Management Agreements or the current administration agreement.

As noted above, the proposed fee structure includes separate fees for transfer agency and sub-recordkeeping services for certain Funds, as shown in the chart in Exhibit     . Currently for these Funds, the transfer agency and sub-recordkeeping fees are paid as part of the administration agreement.

Brokerage Practices. Subject to the policies established by, and any direction from the Fund’s Board, under the Investment Management Agreements Deutsche Asset Management will continue to be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Deutsche Asset Management may explicitly select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) and pay commissions in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction, a practice commonly known as “soft dollars,” if Deutsche Asset Management determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or overall responsibilities that Deutsche Asset Management and its affiliates have with respect to accounts over which they exercise investment discretion.

Each Current Management Agreement also authorizes Deutsche Asset Management to select brokers and dealers for the execution of portfolio transactions, with such limitations as are also described in Exhibit     . Under policies adopted by the Boards of each Fund, Deutsche Asset Management cannot use Fund brokerage transactions to pay for research services generated by parties other than the executing broker dealer.

Amendments. The Investment Management Agreements provide that no provision of such Agreement may be modified, unless the party against whom enforcement of the modification is sought provides written authorization and such amendment is approved in a manner consistent with the 1940 Act. The Current Management Agreements do not have a provision permitting such amendments.

The Investment Management Agreements and Administrative Services Agreements provide for other changes in the Funds’ current advisory and administrative arrangements, as follows:

•	Each Fund is authorized to pay Deutsche Asset Management a fee of 0.13% of average daily net assets for administrative and fund accounting services under the Administrative Services Agreements, separately from the fees charged under the Investment Management Agreements.

•	The Investment Management Agreements permit Deutsche Asset Management to delegate the investment advisory function to both affiliated and unaffiliated sub-advisers. The Current Management Agreements permit delegation only to affiliated sub-advisers. In the absence of an exemption issued by the SEC, under current rules a delegation of advisory functions by Deutsche Asset Management to an unaffiliated adviser could be accomplished only after prior shareholder approval.

Background and Board Considerations

The proposed Investment Management Agreement and related Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by Deutsche Asset Management and intended to, among other things:

•	reduce Deutsche Asset Management’s operational, business and compliance risk while increasing efficiency in its mutual funds operations; and

•	standardize and simplify the expenses and cap structures for Deutsche Asset Management’s mutual fund products.

The Board, all but one of whom are not “interested persons” of the Fund or any party to the Current Management Agreement, as defined in the 1940 Act (the “Independent Trustees”), conducted a thorough review of the potential implications of the Investment Management Agreement and related Administrative Services Agreement on each Fund’s shareholders. They were assisted in this review by a special committee of the Board formed to review this proposal, by their independent legal counsel and by independent industry consultants. In the subsequent months, the Board and its committee met on numerous occasions to review and discuss the Investment

Management Agreement and related Administrative Services Agreement, both among themselves and with representatives of Deutsche Asset Management. In the course of their review, the Board requested and received substantial additional information and negotiated changes to Deutsche Asset Management’s initial proposal.

On September 30, 2005, the Board of each Fund, and its Independent Trustees voting separately, approved the Investment Management Agreement and related Administrative Services Agreement with respect to each Fund. The Board also unanimously agreed to recommend that the Investment Management Agreement be approved by each Fund’s shareholders.

In approving the proposed Investment Management Agreement and the proposed Administrative Services Agreement, the Board considered the following factors, among others:

•	The separation of the investment management services and general administrative services provided by Deutsche Asset Management into two separate contracts, would provide greater flexibility in the future to adjust the administrative services arrangements of the Funds without the cost of a shareholder meeting.

•	The standardization and simplification of contract provisions and fees charged to the Funds would reduce the risks of operational and compliance errors.

•	The overall scope of the services being provided by Deutsche Asset Management and the standard of care applicable to those services would not be reduced as a result of this restructuring.

•	The expense limitation adopted by the Board would maintain Fund expenses at current levels through September 30, 2006, the normal contract renewal period for the Funds, and would be reconsidered as part of the Board’s consideration of the future continuance of the agreements.

In reaching this conclusion, the Board did not give any particular weight to any single factor identified above. The Board considered these factors over the course of several meetings, many of which were in executive session with the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual conclusions to approve the proposed new agreements.

In addition to the Investment Management Agreement, the Board approved the new Administrative Services Agreement between each Fund and Deutsche Asset Management, under which Deutsche Asset Management will provide or arrange for the provision of a variety of services for the ordinary operation of each class of the Funds, including accounting and administrative services. To control the total expenses charged to shareholders, Deutsche Asset Management has agreed with the Board to reimburse each Fund for expenses currently above a certain level of total expenses. Exhibit      contains more details on these expense reimbursements/advisory fee waivers.

After full and deliberate consideration, and after balancing the costs and benefits to shareholders, on September 30, 2005, the Board determined that, in light of all of the foregoing, the arrangements under the Investment Management Agreement were reasonable and fair to each Fund and its shareholders. Therefore, the Board voted unanimously to approve the Investment Management Agreements and recommend such Agreements to shareholders for their approval.

The Board evaluated the proposed restructuring of the current investment management arrangements in conjunction with its broader annual review of all contractual arrangements between the Funds and Deutsche Asset Management and its affiliates. At the conclusion of this review, the Board unanimously voted to continue the current contractual arrangements between the Funds and Deutsche Asset Management, pending shareholder approval of the proposed Investment Management Agreements. The factors considered by the Board in connection with its general contract review, which are also pertinent to its approval of the proposed Investment Management Agreement, are described in Exhibit      to this Prospectus/Proxy Statement.

Market Timing Related Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS Funds’ advisers have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the Funds’ investment advisers and their affiliates, and certain individuals, including in some cases Fund Board Members, officers, and other parties. Each DWS Fund’s investment adviser has agreed to indemnify the applicable DWS Funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the Funds or their advisers.

With respect to the lawsuits, based on currently available information, the Funds’ investment advisers believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS Funds.

With respect to the regulatory matters, DeAM has advised the Funds as follows:

Deutsche Asset Management expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS Funds. Deutsche Asset Management expects that it will reach settlement agreements with the SEC, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS Funds in accordance with a distribution plan to be developed by an independent distribution consultant. Deutsche Asset Management does not believe that any of the DWS Funds will be named as respondents or defendants in any proceedings. The Funds’ investment advisers do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS Funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, Deutsche Asset Management believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisers, taking into account the particular facts and circumstances of market timing at Deutsche Asset Management and at the legacy Scudder and Kemper organizations prior to their acquisition by Deutsche Asset Management in April 2002. Among the terms of the expected settled orders, Deutsche Asset Management would be subject to certain undertakings including maintaining existing management fee reductions for certain funds for a period of five years. Deutsche Asset Management expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in excessive trading in certain DWS Funds and (ii) by failing more generally to take adequate measures to prevent excessive trading in the DWS Funds, primarily during the 1999-2001 period. With respect to the trading arrangements, Deutsche Asset Management expects that the settlement documents will include allegations related to one legacy Deutsche Asset Management arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current Deutsche Asset Management organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche Fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current Deutsche Asset Management employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The Independent Board Members of the DWS Funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements will be made available at dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters

Deutsche Asset Management is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding Deutsche Asset Management’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS Funds to broker-dealers that sold shares in the DWS Funds and provided enhanced marketing and distribution for shares in the DWS Funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DES Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements will be made available at dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Information about DeAM, Inc.

DeAM, Inc. serves as the investment adviser to Equity Institutional and Equity Investment. The name, address and principal occupation of each principal executive officer and director of DeAM, Inc. are set forth below. Unless otherwise indicated, the address of each person is c/o Deutsche Asset Management, Inc., 345 Park Avenue, Mailstop NYC20-1626, New York, New York 10154.

Officer	Position	Principal Occupation
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer for Deutsche Asset Management Americas and DWS Scudder
Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and DWS Scudder

Officer	Position	Principal Occupation
Jennifer Birmingham	Chief Financial Officer and Treasurer	Director, Private Clients and Asset Management
A. Thomas Smith	Secretary and Chief Legal Officer	Head of Asset Management Legal-Americas and Head of the Asset Management Global Practice Group
Mark Cullen	Executive Vice President	Global Chief Operating Officer for Asset Management
Philip W. Gallo	Chief Compliance Officer	Head of Asset Management Compliance
Joseph Rice(1)	Assistant Treasurer	Director, Group Treasury Americas
Niral Kalaria	Assistant Secretary	Senior Counsel for Asset Management
John H. Kim	Assistant Secretary	Senior Counsel for Asset Management

(1)	Mr. Rice’s address is 60 Wall Street, New York, New York 10005.

DeAM, Inc. is a wholly owned subsidiary of Deutsche Asset Management Group Limited, an indirect wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Bank is located at Taunusanlage 12, Frankfurt am Main, Germany.

See Exhibit      for positions held by the officers of the Fund with DeAM, Inc. or its affiliates.

DeAM, Inc. acts as investment adviser to mutual funds (the “Similar Funds”) having a similar investment objective to the Funds. Exhibit      sets forth information regarding the Similar Funds.

Required Vote and Other Information

Each Fund will vote separately with respect to approval of its proposed Investment Management Agreement. For each Fund, approval of the proposed Investment Management Agreement requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

For Equity Institutional and Equity Investment, in view of the master-feeder structure, approval of Proposal IV-A requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s various feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (A) 67% or more of the shares of the Portfolio present at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds) are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds), determined by reference to the shares outstanding of the various feeder funds. Shareholders of Equity Institutional and Equity Investment who do not vote will not affect the Fund’s votes at the Portfolio meeting. The percentage of such Fund’s votes representing Fund shareholders not voting will be voted by the Board or officers of the Fund in the same proportion as the Fund shareholders who do, in fact, vote. Shareholders of Equity Institutional and Equity Investment will also vote on a proposed Investment Management Agreement for the Fund.

The Investment Management Agreement would take effect for a Fund on the first day of the following month if the Meeting at which shareholders of that Fund approve the Agreement is held on or before the 15th day of the month. If the Meeting at which shareholders approve the Agreement is after the 15th day of the month, the Agreement for that Fund would take effect on the first day of the next succeeding month. (For example, if shareholders of a Fund approve the Agreement on May 5, 2006, the Agreement for that Fund would take effect on June 1, 2006. If the shareholders approve the Agreement on May 20, 2006, the Agreement would take effect on July 1, 2006.)

In the event that shareholders of a Fund do not approve the Investment Management Agreement for such Fund, the Current Management Agreement and current accounting services agreement for such Fund would remain in effect, and the Board would take such action as it deems in the best interest of the Fund and its shareholders.

Recommendation of the Board

The Board of each Fund believes that approval of the proposed Investment Management Agreement is in the best interest of shareholders of the Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the Investment Management Agreement as set forth in Proposal IV-A.

PROPOSAL II-B

APPROVAL OF AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT WITH DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. (BOTH FUNDS)

Each Fund’s Board has approved, and recommends that shareholders of each Fund approve, an amended and restated investment management agreement between the Fund and DeIM (the “DeIM Agreement”). The fees to be charged and the services to be provided by DeIM under the DeIM Agreement are identical to the fees and services to be provided by DeAM, Inc. under the proposed Investment Management Agreement. If approved by Fund shareholders, the DeIM Agreement would become effective within two years of the date of the Meeting, upon approval by the Fund’s Independent Trustees.

Approval of the DeIM Agreement by the Fund’s shareholders will permit Deutsche Asset Management, upon the approval of the Fund’s Independent Board Members, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the DeIM Agreement is needed to permit Deutsche Asset Management a sufficient amount of time to plan, prepare and institute the necessary arrangements for DeIM to consolidate Deutsche Asset Management’s U.S. mutual fund operations within a single asset management entity.

Please refer to Proposal IV-A and Exhibit      for a complete discussion of the proposed Investment Management Agreement and the differences between that agreement and the Current Management Agreement. The proposed form of Investment Management Agreement is set forth in Exhibit      to this Proxy Statement. The DeIM Agreement is identical to the Investment Management Agreement attached as Exhibit      except for the name of the investment manager and the dates of execution, effectiveness and initial term.

Shareholders of Equity Institutional and Equity Investment should keep in mind that if the mergers proposed in Proposal VI and Proposal VII are approved, they will become shareholders of Institutional Fund, whose investment adviser is DeIM.

Board Consideration of DeIM

The factors considered by the Board of the Fund in approving the proposed Investment Management Agreement and continuing the Fund’s Current Management Agreement with DeAM, Inc. are set forth in Proposal IV-A and Exhibit     .

At a meeting of each Fund’s Board held on February 7, 2006, the Board considered the proposed appointment of DeIM as the Fund’s investment manager and the proposed DeIM Agreement. To assist the Board in its consideration of the DeIM Agreement, as discussed below, the Board received and considered extensive information about DeIM and reviewed the potential implications of the DeIM Agreement on the Fund’s shareholders. On February 7, 2006, the Board, including the Independent Board Members, approved the DeIM Agreement and directed that the DeIM Agreement be submitted to the Fund’s shareholders for approval.

At the February 7, 2006 meeting, representatives of Deutsche Asset Management made a detailed presentation regarding DeIM’s organizational structure, assets under management, financial condition and asset management services. Deutsche Asset Management advised the Board that there were a number of different advisory entities within the business unit as a result of acquisitions over the years and that it was seeking to consolidate the investment management functions for all the DWS Funds within in a single advisory entity in order to simplify the organizational structure of its mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. Deutsche Asset Management advised the Board that the same portfolio managers would be responsible for Fund operations, but as employees of DeIM rather than of DeAM, Inc. or ICCC.

Deutsche Asset Management informed the Board that the deferral in implementing the DeIM Agreement is needed to permit Deutsche Asset Management a sufficient amount of time to plan, prepare and institute the necessary arrangements for DeIM to consolidate Deutsche Asset Management’s U.S. mutual fund operations. Deutsche Asset Management also emphasized to the Board that the DeIM Agreement would be implemented only upon the approval of the Fund’s Independent Board Members based on information they then deemed adequate and necessary to consider these arrangements.

In approving the DeIM Agreement, the Board acknowledged that it was very familiar with the services and capabilities of DeIM as an investment manager to other DWS Funds, including the DWS Commodity Securities Fund, and that there was currently substantial overlap between the Fund’s current investment adviser and DeIM, the proposed investment manager, with respect to personnel, policies, investment processes and supervisory oversight. The Board considered factors that it believes relevant to the interests of Fund shareholders, including:

•	The nature, extent and quality of services to be provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (particularly that the Fund would continue to receive services from the same personnel but as employees of DeIM), resources, policies and investment processes. The Board also considered the terms of the DeIM Agreement, including the scope of services to be provided under that agreement and the proposed administrative services agreement. The Board took note of the fact that the proposed DeIM Agreement was substantially identical to the proposed Investment Management Agreement with the Fund’s current investment adviser that it had approved after a thorough review. In this regard, the Board concluded that the quality and range of services to be provided by DeIM should benefit the Fund and its shareholders.

•	The costs of the services to, and profits to be realized by, DeIM and its affiliates from their relationships with the Fund. In analyzing DeIM’s projected costs and profits, the Board also reviewed the fees to be paid to and services to be provided by DeIM and its affiliates with respect to administrative services. The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs expected to be incurred by DeIM and its affiliates in providing services to the Fund.

•	DeIM’s practices regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board indicated that it would continue to monitor the allocation of the Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. The Board considered the significant attention and resources dedicated by Deutsche Asset Management to documenting and enhancing its compliance procedures in recent years and its substantial commitment of resources to compliance matters. The Board took note of Deutsche Asset Management’s assurances that DeIM had benefited and would continue to benefit from the organization’s commitment to compliance.

•	The commitment of Deutsche Bank, the parent company of both DeIM and DeAM, Inc., to restructuring and growing its U.S. mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business to improve efficiency and competitiveness. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders as part of the transition from the Fund’s current investment adviser to DeIM. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its U.S. mutual fund business and the potential benefits to Portfolio shareholders.

In approving the DeIM Agreement in principle, the Board did not give particular weight to any single factor identified above. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the DeIM Agreement.

Information Regarding DeIM

The name, address and principal occupation of each principal executive officer and each director of DeIM are set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154.

Officer	Position	Principal Occupation
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer for Deutsche Asset Management Americas and DWS Scudder
Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and DWS Scudder
Jennifer Birmingham	Chief Financial Officer and Treasurer	Director, Private Clients and Asset Management
A. Thomas Smith	Secretary and Chief Legal Officer	Head of Asset Management Legal-Americas and Head of the Asset Management Global Practice Group
Mark Cullen	Executive Vice President	Global Chief Operating Officer for Asset Management
Pierre de Weck(1)	Executive Vice President	Global Head of Private Wealth Management and Member of Group Executive Committee
Philip W. Gallo	Chief Compliance Officer	Head of Asset Management Compliance
Joseph Rice(2)	Assistant Treasurer	Director, Group Treasury Americas
Niral Kalaria	Assistant Secretary	Senior Counsel for Asset Management
John H. Kim	Assistant Secretary	Senior Counsel for Asset Management

(1)	Mr. de Weck’s address is Winchester House, 1 Great Winchester Street, London, United Kingdom EC2N 2DB.
(2)	Mr. Rice’s address is 60 Wall Street, New York, New York 10005.

DeIM is a wholly owned subsidiary of Deutsche Bank Americas Holding Corporation (“DBAHC”). DBAHC is a wholly owned subsidiary of Taunus Corporation, which in turn is a wholly owned subsidiary of Deutsche Bank. DBAHC and Taunus Corporation are located at 60 Wall Street, New York, New York 10005.

Required Vote and Other Information

Each Fund will vote separately with respect to approval of the proposed DeIM Agreement. For each Fund, approval of the proposed DeIM Agreement requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

For Equity Institutional and Equity Investment, in view of the master-feeder structure discussed earlier, approval of Proposal IV-B requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s various feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (A) 67% or more of the shares of the Portfolio present at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds) are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds), determined by reference to the shares outstanding of the various feeder funds. Shareholders of Equity Institutional and Equity Investment who do not vote will not affect the Fund’s votes at the Portfolio meeting. The percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Board or officers of the Fund in the same proportion as the Fund shareholders who do, in fact, vote. Shareholders of Equity Institutional and Equity Investment will also vote on the proposed DeIM Agreement for the Fund.

In the event that Fund shareholders approve Proposal II-A but do not approve Proposal II-B, the Investment Management Agreement for the Fund would go into effect as outlined under Proposal II-A but the DeIM Agreement will not be implemented. The Board of the Fund would then take such action as it deems in the best interest of the Fund and its shareholders.

Recommendation of the Board

The Board of each Fund believes that approval of the proposed DeIM Agreement is in the best interest of shareholders of the Fund. Accordingly, the Board unanimously recommends that Fund shareholders vote FOR approval of the DeIM Agreement as set forth in Proposal II-B.

PROPOSAL II-C

APPROVAL OF A SUB-ADVISER APPROVAL POLICY

(BOTH FUNDS)

The Board of each Fund has approved, and recommends that shareholders of the Fund approve, a policy that would permit Deutsche Asset Management, subject to the approval of the Board and a majority of the Independent Board Members, to appoint and replace sub-advisers without shareholder approval (the “Sub-Adviser Approval Policy”). In addition, the Board approved, and recommends that shareholders of the Fund approve, a policy that would permit Deutsche Asset Management to change the sub-advisory agreement, as applicable, for the Funds in the future without shareholder approval. If approved by the Fund’s shareholders, the policy would apply only to sub-advisers that are not affiliated with Deutsche Asset Management.

Statutory Authority

Under the 1940 Act, no person may serve as an investment adviser, including as a sub-adviser, to an investment company except pursuant to a written contract that has been approved by the shareholders of the company. As a result, without an order exempting the Funds from these provisions or an SEC rule, the Funds would be unable to implement the proposed sub-adviser approval policy as set forth in this proposal. The Funds intend to file an application with the SEC for an exemptive order permitting the Funds to implement the policy. While a number of other mutual funds complexes have obtained such exemptive relief, there can be no assurance that the Funds’ exemptive application will be granted. The SEC proposed Rule 15a-5 under the 1940 Act in October 2003, to permit the appointment and termination of unaffiliated sub-advisers and amendments to sub-advisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 since its proposal, and there is no assurance that the rule will be adopted as proposed.

It is generally a condition of such exemptive orders and proposed Rule 15a-5 that shareholder approval be obtained before a sub-adviser approval policy is implemented.

Current Sub-Adviser Approval Process

Currently, after obtaining approval by the Board and a majority of the Independent Board Members, the Fund’s shareholders must approve any sub-advisory contract between Deutsche Asset Management and another investment adviser (other than an adviser controlled by or under common control with Deutsche Asset Management) pursuant to which the other adviser provides the Fund with investment management services.

Proposed Sub-Adviser Approval Policy

The Sub-Adviser Approval Policy would permit Deutsche Asset Management, subject to the approval of the Board, including a majority of the Independent Board Members, to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval.

If the Sub-Adviser Approval Policy is adopted, the Board, including the Independent Trustees, will continue to evaluate and approve all new sub-advisory contracts between Deutsche Asset Management and any sub-adviser, as well as all changes to existing sub-advisory contracts. In addition, the Fund and Deutsche Asset Management will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever Deutsche Asset Management acts under the Sub-Adviser Approval Policy, including any shareholder notice requirements.

Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by a Fund to its investment adviser or the investment adviser’s duties and responsibilities toward the Fund under the current or proposed Investment Management Agreement between the investment adviser and the Fund.

Benefits of the Sub-Advisor Approval Policy

The Board believes that it is in the best interest of the Fund’s shareholders to give Deutsche Asset Management greater flexibility to select, supervise and evaluate sub-advisers without incurring the expense and potential delay of seeking specific shareholder approval. Under current applicable law, while a change in investment management arrangements involving one or more sub-advisers can be put into place promptly on a temporary basis, a Fund must still call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. If Deutsche Asset Management and the Board are authorized to implement the Sub-Adviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint an unaffiliated sub-adviser when the Board and the investment adviser believe that the appointment would benefit the Fund and its shareholders.

The Board also believes that it is appropriate to vest the selection, supervision and evaluation of sub-advisers in Deutsche Asset Management, subject to review and approval by the Board, in light of the investment adviser’s significant experience and expertise in this area. The Board believes that investors may choose to invest in the Funds because of the investment adviser’s experience in this respect. Finally, the Board will oversee the sub-adviser selection process to ensure that shareholders’ interests are protected whenever the investment adviser selects a sub-adviser or modifies a sub-advisory contract. The Board will continue to evaluate and approve all new sub-advisory contracts as well as any modification to existing sub-advisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board believes that its review and approval will ensure that the investment adviser continues to act in the best interests of the Fund and its shareholders.

Required Vote

Each Fund will vote separately on the Sub-Adviser Approval Policy. Approval of the Sub-Adviser Approval Policy with respect to a Fund requires the vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If the shareholders of a Fund fail to approve the Sub-Adviser Approval Policy, the current policy will remain in effect for that Fund.

Shareholders of Equity Institutional and Equity Investment will vote on the election of Proposal II-C both for the Fund and for the Portfolio, in view of the master-feeder structure discussed above. Approval of Proposal II-C for the Portfolio requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s various feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (A) 67% or more of the shares of the Portfolio present at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds) are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds), determined by reference to the shares outstanding of the various feeder funds. Shareholders of Equity Institutional and Equity Investment who do not vote will not affect the Fund’s votes at the Portfolio meeting. The percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Board or officers of the Fund in the same proportion as the Fund shareholders who do, in fact, vote.

Shareholders of Equity Institutional and Equity Investment should be aware that shareholders of International Fund are also being asked to approve the Sub-Adviser Approval Policy for that Fund.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” Proposal II-C.

PROPOSAL III

APPROVAL OF THE REVISION OF

FUNDAMENTAL INVESTMENT RESTRICTIONS

(BOTH FUNDS)

Each Fund has adopted certain investment restrictions or policies that are “fundamental,” meaning that they cannot be changed without shareholder approval. Over time, some Funds adopted fundamental restrictions to reflect certain regulatory, business or industry conditions. Changes in applicable law or regulation now permit investment companies like the Funds to remove or revise certain of these restrictions, if approved by the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the applicable Fund. In addition, different DWS Funds have adopted different language for similar restrictions and/or have restrictions that are combined in different ways.

Each Fund’s Board has concluded that certain restrictions should be revised based on the development of new practices and changes in applicable law and to facilitate administration of the Fund. At the Meeting, shareholders will be asked to approve the revised restrictions. A list of the restrictions that would apply to each Fund if each proposal is approved by its shareholders is set forth in Exhibit     .

The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The proposed modifications are expected to facilitate the management of the Funds’ assets and simplify the process of monitoring compliance with investment restrictions.

Except as noted below, the 1940 Act does not require these investment restrictions to be fundamental.

The revised restrictions do not affect the investment objectives of the Funds, which remain unchanged. The Funds will continue to be managed in accordance with the investment parameters described in their Prospectuses and Statements of Additional Information and in accordance with applicable law. Certain of the revised restrictions would give the Funds an increased ability to engage in certain activities, as described in more detail below. The Board may adopt such non-fundamental investment restrictions for the Funds as it determines to be appropriate and in the shareholders’ best interests, and those restrictions could be adopted without shareholder approval. Except where indicated below, the proposed modifications are not expected to affect significantly the manner in which the Funds are managed. Certain of the proposed changes could result in a material increase in the level of investment risk associated with an investment in a particular Fund, if a proposal provides greater authority (to borrow money, for example), and that Fund utilizes that increased authority. The increased risks to the Funds are detailed below.

Each Fund’s Board unanimously recommends that shareholders approve the proposal to amend or remove each Fund’s fundamental investment restrictions, as discussed below. The Funds affected by the proposed changes are listed in italics at the beginning of each section. Each section sets out the fundamental investment restrictions that will apply to each Fund if shareholders of that Fund approve the proposal.

In certain modified investment restrictions below, the reference to interpretation or modification by a regulatory authority having jurisdiction is intended to include no-action letters or interpretive positions or releases issued by the staff of the SEC or another regulatory agency with jurisdiction over the Funds.

Shareholders of Equity Institutional and Equity Investment will be asked to vote on each proposed revised fundamental investment restriction separately on their enclosed Proxy Card (with respect to the Fund) and Voting

Instruction Form (with respect to the Portfolio). No investment restriction will prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives.

Shareholders of Equity Institutional and Equity Investment should be aware that if the mergers proposed in Proposal VI and Proposal VII are approved by shareholders, they will become shareholders of International Fund, which is already subject to the investment restrictions as proposed to be revised below.

Proposal III-A:    Borrowing Money.

If shareholders of a Fund approve Proposal III-A, the Fund’s current fundamental investment restriction on borrowing money would be modified to read as follows:

“The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33-1/3% of its total assets. Currently, however, each Fund may not borrow for any purpose in excess of 5% of its total assets, except that it may borrow for temporary or emergency purposes up to 1/3 of its total assets. In addition, the Funds may borrow to engage in reverse repurchase agreements. (Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund’s agreement to repurchase the securities at an agreed upon date and price, which typically reflects the original purchase price plus the current market rate of interest.)

To limit the risks attendant to borrowing, a Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. To the extent a Fund borrows money, positive or negative performance by the Fund’s investments may be magnified. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate a Fund’s net investment income in any given period.

Proposal III-B:    Pledging Assets.

If shareholders of a Fund approve Proposal III-B, the Fund’s current fundamental investment restrictions on pledging assets would be removed.

Discussion of Proposed Modifications. The Funds currently may pledge not more than 1/3 of their assets to secure borrowings to accommodate redemption requests while effecting an orderly liquidation of portfolio securities or to maintain liquidity or for reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions.

The Board believes that it is advantageous to remove the fundamental investment restrictions on pledging assets since it would improve the Funds’ investment flexibility and permit them to address the appropriateness of pledging assets on a case-by-case basis, consistent with current industry practice and market conditions.

Pledging or otherwise encumbering Fund assets entails certain risks. For instance, a Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets.

Proposal III-C:    Senior Securities.

If shareholders of a Fund approve Proposal III-C, the Fund’s current fundamental investment restriction on senior securities would be modified to read as follows:

“The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The proposed modification would permit the Funds to issue senior securities up to the most recently prescribed limits under the 1940 Act and accompanying regulatory interpretations. The 1940 Act establishes limits on the ability of the Funds to engage in leverage through the issuance of “senior securities,” a term that is defined, generally, to refer to a Fund’s obligations that have a priority over the Fund’s shares with respect to the distribution of Fund assets or the payment of dividends.

Proposal III-D:    Concentration.

If shareholders of a Fund approve Proposal III-D, the Fund’s current fundamental investment restriction on concentration would be modified to read as follows:

“The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The proposed modification would permit investment in an industry up to the most recently prescribed limits under the 1940 Act and accompanying regulatory interpretations. In addition, the proposed modification will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry. Each Fund currently has, and will continue to have, a fundamental investment restriction that prohibits the Fund from concentrating its investments in any one industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Funds’ current fundamental restrictions are consistent with this interpretation.

Proposal III-E:    Underwriting of Securities.

If shareholders of a Fund approve Proposal III-E, the Fund’s current fundamental investment restriction on underwriting of securities would be modified to read as follows:

“The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.”

Discussion of Proposed Modifications. The proposed new restriction would revise the current restriction without making any material changes and would conform the Fund’s restriction in this area to that of other Funds in the fund complex.

Proposal III-F:    Real Estate Investments.

If shareholders of a Fund approve Proposal III-F, the Fund’s current fundamental investment restriction on real estate investments would be modified to read as follows:

“The Fund may not purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. The Funds’ current fundamental investment restrictions generally prohibit the purchase or sale of real estate, but except securities secured by real estate or interests therein. Most of the Funds also explicitly prohibit the holding or selling of real estate except for real estate acquired as a result of the Fund’s ownership of securities.

The proposed restriction would preserve the ability to invest in all real estate-related securities and companies whose business consists in whole or in part of investing in real estate. As a result of exercising its rights attached to real estate-related securities, a Fund could eventually own an interest in real property. If this occurs, the Fund would consider the appropriate action to take with respect to the property, including disposing of the property, consistent with the Fund’s best interests.

Proposal III-G:    Commodities.

If shareholders of a Fund approve Proposal III-G, the Fund’s current fundamental investment restriction on investing in commodities would be modified to read as follows:

“The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The current policy of each affected Fund prohibits the purchase of physical commodities or contracts related to physical commodities. Physical commodities include bulk goods, such as grains, metals and foodstuffs. Under the proposed policy, each Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. As a result, if this proposal is approved, the Funds would not be restricted from purchasing physical commodities or physical commodity-related instruments. None of the Funds’ investment strategies currently contemplates investments in physical commodities or contracts related to physical commodities, and Deutsche Asset Management does not currently anticipate proposing any changes to such investment strategies to allow such investments. Therefore, amending this investment policy currently is not expected to have a material effect on a Fund, but would provide a Fund with flexibility to invest in physical commodities and contracts related to physical commodities in the future to the extent Deutsche Asset Management and the Board of a Fund determine such investments could assist a Fund in achieving its investment objectives and are consistent with the best interests of the Fund’s shareholders. If a Fund were to invest in a physical commodity or a physical-commodity related instrument, it would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. A Fund’s prospectus would be amended to disclose these risks prior to investing a material portion of a Fund’s portfolio in physical commodities. It should be noted that the current policy does not restrict a Fund from investing in financial commodities and contracts related to financial commodities, such as currencies and stock index futures. The proposed policy would not alter the Funds’ ability to make such investments in financial commodities.

Proposal III-H:    Lending.

If shareholders of a Fund approve Proposal III-H, the Fund’s current fundamental investment restriction on lending would be modified to read as follows:

“The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may lend. The Funds’ current fundamental investment restriction prohibits the making of loans (except for the lending of portfolio securities subject to a limit of 30% of the Fund’s total assets (taken at market value)) and specify that an investment in short-term obligations or debt instruments or the use of repurchase agreements does not constitute the making of a loan. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The SEC frequently treats these agreements as loans.)

The proposed modifications would allow the Funds to lend money and other assets – thus becoming a creditor – to the full extent permitted under the 1940 Act. The proposed modifications would also conform each Fund’s lending policy more closely to the exact statutory and regulatory requirements, as they are modified from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

Proposal III-I:    Portfolio Diversification

If shareholders of a Fund approve Proposal III-I, the Fund’s current fundamental investment restriction on portfolio diversification would be modified to read as follows:

“The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The Funds are “diversified” under the 1940 Act and, accordingly, must have fundamental restrictions or policies establishing the percentage limitations with respect to investments in individual issuers that they will follow in order to qualify as “diversified.”

The proposed restriction would modify the Funds’ fundamental investment restrictions regarding the Fund’s classification as a “diversified” fund under the 1940 Act to rely on the definition of the term “diversified” in the

1940 Act rather than stating the relevant limitations expressed under current law. Currently, under the 1940 Act, a “diversified” fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its instrumentalities or securities of other investment companies) if, as a result, as to 75% of its total assets, more than 5% of the value of the fund’s total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund (the “75% test”). Thus, the proposed fundamental investment restriction will apply to each Fund the 75% test, as it may be amended from time to time (without a Fund’s Board or shareholders taking further action).

Required Vote

Each Fund will vote separately with respect to approval of the proposals to modify or eliminate a fundamental investment restriction. For each Fund, approval of each proposal requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

Shareholders of Equity Institutional and Equity Investment will vote on the proposed revised restrictions both for the Fund and the Portfolio. In view of the master-feeder structure discussed earlier, approval of each section of Proposal V with respect to the Portfolio requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s various feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (A) 67% or more of the shares of the Portfolio present at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds), determined by reference to the shares outstanding of the various feeder funds. Fund shareholders who do not vote will not affect the Fund’s votes at the Portfolio meeting. The percentage of the Fund’s votes representing Fund shareholders not voting will be voted by the Board or officers of the Fund in the same proportion as the Fund shareholders who do, in fact, vote.

In addition, because the fundamental investment restrictions are fundamental policies of Equity Investment and Equity Institutional, approval of each section of Proposal III with respect to the Fund requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

If any proposal is not approved for a Fund, then the Fund’s existing fundamental restriction on that topic will remain in effect, although the Board may take other appropriate action. If shareholders approve the changes to the fundamental investment restrictions of a Fund, such changes will become effective as soon as practicable after the Fund’s prospectus or statement of additional information has been supplemented to describe the new restriction.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” each proposal to modify or eliminate a fundamental investment restriction.

PROPOSAL IV

APPROVAL OF AN AMENDED AND RESTATED DECLARATION OF TRUST

(BOTH FUNDS)

Each Fund, like other mutual funds, is subject to comprehensive federal laws and regulations, and in particular, the 1940 Act. Each mutual fund is also subject to state law. The Funds are subject to Massachusetts law because each of these Funds is a series of an entity known as a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. Each of these Funds currently operates under such a declaration of trust for the Massachusetts business trust of which it is a series.

The Trustees of each Trust recommend that the shareholders of each Fund vote to approve an Amended and Restated Declaration of Trust for each Trust (the “Restated Declaration”) which is attached as Exhibit          to this Proxy Statement. The Trustees believe that it is in the best interests of shareholders to modernize the Funds’ current Declarations of Trust (the “Existing Declarations”) and make them uniform across all the Trusts that they oversee. It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and provide more flexibility for the operations of the Funds, within the limits of applicable law. Adoption of the Restated Declaration will not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor will your Funds’ current investments and investment policies change by virtue of the adoption of the Restated Declaration.

The Restated Declaration makes a number of changes to the Existing Declarations, the most significant of which are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declarations. Because there are many variations among the Existing Declarations, not all of the differences described below will necessarily pertain to the Trust in which you are a shareholder. The following summary is qualified in its entirety by reference to the Restated Declaration.

If Proposal IV is approved by a Trust, the Board of the Trust will adopt amended and restated by-laws for that Trust that will make necessary and appropriate changes based on the Restated Declaration and other modernizing changes. No shareholder approval will be required for the amended and restated by-laws. In addition, if Proposal IV is approved by a Trust, the Restated Declaration will become effective when a majority of the Trustees of that Trust has signed the Restated Declaration.

If the mergers in Proposals VI and VII are approved, the Funds will be merged into a series of a DWS International Fund, Inc., a Maryland corporation. Shareholders of DWS International Fund, Inc. are being asked to approve amended and restated Articles of Incorporation that are intended to accomplish the same goals of increased efficiency and greater flexibility.

Significant Changes

1.	Future Amendments of the Declaration of Trust.

The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declarations may be amended without shareholder approval only in certain limited circumstances. Under the

Restated Declaration, shareholders generally have the right to vote only on an amendment (i) affecting the voting powers specifically granted to them in the Restated Declaration, (ii) on an amendment required by law and (iii) on any amendment submitted to shareholders by the Trustees. By allowing other amendments of the Restated Declaration without shareholder approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies. In addition, the Restated Declaration explicitly permits the Trustees to make any amendment that affects a series or class before issuing shares of that series or class.

Where a shareholder vote is required for an amendment, the Restated Declaration provides that approval requires the affirmative vote of at least 66 2/3% of the outstanding shares of the Trust as a whole, or of the shareholders affected, unless the action is recommended by the Trustees, in which case approval requires the affirmative vote of a majority of the shares outstanding and entitled to vote of the Trust as a whole, or of the shareholders affected. Therefore, if a proposed amendment would affect only a particular Fund or class of a Fund, only shareholders of that Fund or class of a Fund would be entitled to vote on the amendment. The different Existing Declarations have different requirements for shareholder approval of an amendment. For example, under some of the Existing Declarations, approval of an amendment requires a vote of the majority of the outstanding voting securities, as that term is defined in the 1940 Act, of the Trust as a whole, or of the shareholders affected. In other Existing Declarations, approval of an amendment generally requires a vote of a majority of the shares outstanding and entitled to vote of the Trust as a whole, but, for certain types of amendments, a vote of two-thirds of the shares outstanding and entitled to vote of the Trust as a whole, or of the shareholders affected, is required for approval.

2.	Mergers, Reorganizations and Sale of all Assets.

Unlike the Existing Declarations, the Restated Declaration generally would permit the Trustees, subject to applicable federal and state law, to reorganize or combine a Trust, any Fund that is a series of the Trust or any class of the Trust, into any corporation, association, trust or series (including another series or class of the Trust) or other entity without shareholder approval. The Existing Declarations require shareholder approval for certain types of reorganization or combination. The Restated Declaration also clarifies the Trustees’ authority to classify or reclassify issued shares of any class into one or more classes and to combine one or more classes of a Fund into a single class of a Fund, similar to a reorganization.

The Restated Declaration would allow the Board added flexibility when considering reorganizations to make decisions they feel are in the shareholders’ best interests, without causing the Funds to incur the time and expense of soliciting shareholder approval. The Restated Declaration requires that shareholders receive written notification of any such transaction. Any exercise of the Trustees’ increased authority under the Restated Declaration would be subject to applicable requirements of the 1940 Act and applicable Massachusetts law. For example, rules under the 1940 Act require reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. Because of this requirement, some transactions will require shareholder approval even though the Restated Declaration would not otherwise require it.

If Proposal V is approved, it is anticipated that Deutsche Asset Management will recommend that the Board consider various share class reorganizations as part of its broader program to streamline the Funds’ operations. For example, Deutsche Asset Management has advised the Board that it likely would propose one or more share class combinations, including the combination of the AARP Class and Class S for all Funds. It is anticipated that the combined share class would adopt the expense structure that is the lower of the two current classes.

3.	Termination of Trust or Series.

The Restated Declaration permits the Trustees of a Trust to terminate the Trust or a Fund that is a series of the Trust without shareholder approval. The Existing Declarations either (i) permit the Trustees to terminate a Trust or a Fund only with shareholder approval if there are any shares outstanding or (ii) permit the Trustees to terminate a Trust or a Fund without shareholder approval under certain circumstances but, upon termination, require a shareholder vote to liquidate the assets of the Trust or Fund. In certain circumstances, the Board of Trustees may determine that it is in the shareholders’ best interests to terminate a Trust or a Fund, for example, because the Trust or the Fund is not big enough to operate on an economical basis. Shareholders of a Trust or a Fund would be notified if the Trustees decide to terminate the Trust or the Fund.

4.	Involuntary Redemption of Shares and Small Accounts.

The Existing Declarations permit the Trustees to involuntarily redeem shares only in certain limited circumstances. The Restated Declaration permits involuntary redemption of a shareholder’s shares at any time for any reason the Trustees deem appropriate subject to applicable law, including in the following circumstances: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, which may differ for any Fund or class, (b) if a particular shareholder’s ownership of shares would disqualify a Fund as a regulated investment company under the Code, (c) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders (for example, in the case of a market timer), (d) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (e) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. A Fund will provide advance notice to the affected shareholder(s) of the intention to redeem shares involuntarily. The exercise of the power granted to the Board of Trustees under the Restated Declaration to redeem shares involuntarily is subject to any applicable provisions of the 1940 Act or the rules adopted thereunder.

The Existing Declarations do not provide for fees to be charged to shareholders holding accounts below a minimum account size. The Restated Declaration permits the Trustees to impose fees on accounts that fall below the minimum account size and to involuntarily redeem shares in order to pay such account fees. Each Fund currently pays certain costs that are incurred in whole or in part on a per account basis. A large number of relatively small shareholder accounts can, therefore, materially increase a Fund’s expense ratio. The Board believes it is important for the Funds to be able to charge an additional fee for accounts falling below a specified minimum investment level. This would allow the Funds to cause those shareholders who maintain small accounts to bear a fair portion of the costs of maintaining such accounts. Deutsche Asset Management has advised the Boards that it intends to present a proposal regarding small account fees. If the Trustees were to accept such a proposal, small account fees may be imposed in the future. To the extent that an affiliated company serves as the Fund’s transfer agent, Deutsche Asset Management would benefit from the payment of small account fees.

5.	Standard of Care.

The Restated Declaration clarifies that the standard of care or liability imposed upon chairpersons of the Board, a member or chairperson of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert), the lead independent Board member or a Trustee who has special skills or any other special appointment, designation or identification shall be the same as that imposed on a Trustee in the absence of such designations, appointments, expertise or identifications and that such a designation will not affect that Trustee’s rights or entitlement to indemnification. The Existing Declarations do not contain a similar provision, although nothing herein is intended to suggest that a different result was intended by the Existing Declarations.

In the SEC’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the SEC stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on Trustees is a matter governed by Massachusetts law rather than by federal law or regulations. Similarly, a Trustee designated as chairman of the board or any committee should not be held to a stricter standard of liability. The proposed change would make clear that one standard of liability applies for all Trustees.

6.	Demand Requirement for Derivative Actions.

The Restated Declaration provides that shareholders may not bring or maintain any court action, proceeding or claim on behalf of a Trust without first making demand on the Trustees requesting the Trustees to bring the action. The Restated Declaration sets forth the procedures for making such demand and the procedures to be followed by the Trustees in considering such request. The Existing Declarations do not contain similar provisions, although Massachusetts courts have generally imposed similar demand requirements based on the Trustees’ inherent authority to manage all affairs of the Trust, including the bringing of litigation on behalf of the Trust. The Restated Declaration also conforms substantially to recent changes in Massachusetts corporate law requiring that demand be made in all circumstances.

The Restated Declaration clarifies that Trustees are not considered to have a personal financial interest in an action or be disqualified from ruling on a shareholder action by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or underwriter, or by virtue of the amount of such remuneration.

The changes in the Restated Declaration are intended to save the time and expense of bringing a suit that the Trustees in their judgment do not believe would be in the best interests of the Trust and align more closely the rights and powers of shareholders and Trustees of the Trust with respect to derivative actions to those of shareholders and directors, respectively, of a Massachusetts business corporation. The effect of this change may be to discourage suits brought in the name of a Trust or Fund by shareholders. This provision is not intended to impair the rights of shareholders under federal law.

7.	Retirement/Removal of Trustees.

The Existing Declarations contained different provisions regarding the removal of Trustees by the remaining Trustees or by shareholders and for retirement of Trustees. The Restated Declaration provides for (i) the removal of any Trustee with or without cause at any time by the affirmative vote of two-thirds of the outstanding shares of the Trust or by the vote of two-thirds of the remaining Trustees, (ii) the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees and (iii) the retirement of a Trustee who has become incapacitated as determined by a majority of the other Trustees.

The changes in the Restated Declaration are intended to provide the Trustees with additional flexibility to remove a Trustee. As a result, the Trustees would have the power to remove a Trustee (including a Trustee who had been elected by shareholders) even though such Trustee had not engaged in any conduct that would give rise to “cause” for removal. A trustee would be removed only if the remaining Trustees deem such removal as necessary to ensure the effective operation of the Board and otherwise serve the best interests of shareholders.

Other Changes

Other changes to the Existing Declarations include:

1.	The Restated Declaration, unlike the Existing Declarations, does not recite the specific requirements of the 1940 Act requiring shareholder voting. The requirements of the 1940 Act requiring shareholder voting for certain contracts and other items continue to apply to the Trusts under the Restated Declaration, and the Restated Declaration specifically provides that shareholders shall have power to vote for Trust matters as may be required by the 1940 Act.

2.	The Restated Declaration clarifies that fees or charges may be imposed on shares being redeemed.

3.	The Restated Declaration, unlike the Existing Declarations, permits Board action by written consent of a majority of the Board. This change will give the Board additional flexibility to take actions without the requirement of holding a meeting, or obtaining the consent, of the entire Board and, therefore, will allow the Board to take actions more quickly, if necessary, and with less expense.

4.	The Restated Declaration clarifies that the Trustees will not be responsible or liable for any negligence or wrongdoing of any officer, employee, consultant, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust nor will a Trustee be responsible for the act or omission of any other Trustee. Under the Restated Declaration, and consistent with federal law, the Trustees are liable only for their own willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, and not for errors of judgment or mistakes of fact or law. Certain of the Existing Declarations did not make clear that the Trustees were not liable for errors of judgment or mistakes of fact or law.

5.	The Existing Declarations provide for the indemnification of Trustees and officers with certain exceptions. The Restated Declaration modifies the standard indemnification provision contained in the Existing Declarations by adding a provision that creates a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Restated Declaration provides that, in making either of these determinations, the disinterested Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties and has acted in good faith in the reasonable belief that his action was in the best interest of the applicable Trust or Fund and its shareholders.

6.	The Restated Declaration provides that a Trustee will remain in office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or his successor, and until his successor is elected and qualified. The Restated Declaration further provides that any vacancy on the Board of Trustees may be filled by a majority of the Trustees then in office, except that, when required by the 1940 Act, a Trustee will be elected by the shareholders of record owning a plurality of the shares of the Trust.

7.	The Restated Declaration provides that holders are required to provide information concerning share ownership to a Trust when required by law or as the Trustees may otherwise decide, and that a Trust is authorized to disclose share holdings when required by law or as the Trustees may otherwise decide.

8.	The Restated Declaration permits the Trustees of a Trust to cancel outstanding share certificates upon written notice to shareholders, even if not surrendered to the Trust. The cancellation of share certificates will not affect the ownership by shareholders of the shares evidenced by such certificates.

9.	The Restated Declaration gives Trustees discretion with respect to the determination of net asset value and certain accounting issues. The Existing Declarations generally have less flexible provisions relating to the determination of net asset value and those accounting issues.

10.	The Restated Declaration provides that Trustees may reduce on a pro rata basis the number of shares outstanding of any Fund that holds itself out as a money market fund or a stable value fund in order to maintain the net asset value per share at a constant dollar amount. This provision replaces less flexible provisions contained in certain of the Existing Declarations. A similar provision does not appear in the other Existing Declarations.

Required Vote

To be approved for a Trust, this Proposal must receive the vote of a “majority of the outstanding voting securities” of the Trust as a whole entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Trust as a whole entitled to vote on the proposal, whichever is less. Shareholders of each Trust will vote together on this Proposal.

If the Restated Declaration is not approved by the shareholders of a Trust, the Existing Declaration for that Trust will remain in effect.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” Proposal IV.

PROPOSAL V

APPROVAL OF RULE 12b-1 PLANS

(EQUITY INVESTMENT)

Class B and Class C shareholders of Equity Investment are being asked to approve an Amended and Restated Rule 12b-1 Plan (each, an “Amended Plan”), pursuant to Rule 12b-1 under the 1940 Act.

Rule 12b-1 permits the use of fund assets to pay for distribution services, subject to certain conditions. However, shareholder approval of the Amended Plan will not result in an increase in fees for the applicable Class. Instead, the Amended Plans will replace existing administrative services plans. Exhibit      shows Equity Investment’s current fees and expenses and the fees and expenses that will be in effect if Proposal VII is approved. Exhibit      sets forth the amount of distribution fees paid by Equity Investment during the Fund’s most recent fiscal year pursuant to the distribution plans applicable to the listed Class. A copy of the form of Amended Plan is attached as Exhibit     .

If the mergers in Proposals VI and VII are approved, Class B and C shares will be offered pursuant to Rule 12b-1 Plans that are substantially similar to those proposed for Equity Investment.

Background

Advisor Funds, on behalf of each Class of Equity Investment, is currently a party to a Shareholder Services Agreement (the “Services Agreement”) with DWS Scudder Distributors, Inc. (“DWS-SDI”). Pursuant to the terms of each Services Agreement, DWS-SDI provides information and administrative services on behalf of Equity Investment and its shareholders. For providing services under the Services Agreement, the Fund pays DWS-SDI up to 0.25% of the average daily net assets attributable to each Class. DWS-SDI uses the administrative services fee to compensate financial services firms for providing personal services to and maintenance of accounts for their customers that hold shares of the applicable Class. DWS-SDI may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Fund and Class.

Equity Investment has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, pursuant to which DWS-SDI receives an asset-based fee of 0.25% for Class A shares and an asset-based fee of 0.75% for Class B and Class C shares of the average daily net assets of each such Class. DWS-SDI uses the fee to pay for distribution and shareholder services for the applicable Class of the applicable Fund. Under Rule 12b-1 under the 1940 Act, an investment company acting as a distributor of its shares must do so pursuant to a written plan that describes “all material aspects of the proposed financing of the distribution.” The Rule states that an investment company is deemed to be acting as a distributor of its shares “if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale” of its shares. Currently, Equity Investment does not include the administrative services fee and the services provided under the Services Agreement as part of the Rule 12b-1 Plans that apply to their other class. The Board believes that the services being performed by DWS-SDI under the Services Agreement have not been intended primarily to result in sales of shares of the Classes (i.e., are not “distribution” services, for purposes of Rule 12b-1), but rather were post-sale administrative and informational services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language in Rule 12b-1 and to eliminate any doubt that may arise in the future regarding whether the services performed by DWS-SDI under the Services Agreement are “distribution” services, the Board of Equity Investment has adopted, and recommends that the shareholders of the Class B and C approve, an Amended Plan, each of which authorizes the payment of an administrative services fee pursuant to Rule 12b-1 under the 1940 Act.

If the shareholders approve the adoption of an Amended Plan, the fees paid by the Fund for administrative services will not change. Furthermore, DWS-SDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. Exhibit S sets forth the amount of distribution fees paid by each Fund during the Fund’s most recent fiscal year pursuant to the distribution plans applicable to the listed Class.

Terms of the Amended Plans

Each Amended Plan was adopted for the purpose of authorizing the payment by each Class of the administrative services fee to DWS-SDI pursuant to Rule 12b-1. Under Proposal V, the fees paid for administrative services will not change. Each Amended Plan is similar to the current distribution plan applicable to Class B and Class C shares of each Fund, except that, in addition to authorizing the asset-based distribution fee of 0.75% to the Class B and Class C shares, it authorizes the payment to DWS-SDI of an annual 0.25% administrative services fee and sets forth in detail the services to be provided. This new administrative services fee will substitute for the current administrative services fee and the rate of fee for administrative services will not change.

Under each Amended Plan, DWS-SDI, or a third-party service provider selected by DWS-SDI (a “Service Provider”), will provide information, administrative and other services for the benefit of each Fund and its shareholders. The Service Provider shall provide office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to shareholders of each Fund. The services and assistance provided by Service Providers may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquires regarding the Funds and their special features, assisting investors in changing dividend and investment options, account designations and addresses, and other administrative services as the Fund or DWS-SDI may reasonably request. Under each Amended Plan, Service Providers may include affiliates of DWS-SDI.

The Board approved each Amended Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. If approved by shareholders of the affected Class, each Amended Plan will become effective on the first day of the month following shareholder approval and will remain in effect for one year after its effective date. Thereafter, each Amended Plan may continue in effect for additional one-year periods so long as such continuance is approved by a vote of both the Board of Advisor Funds and the Independent Trustees of Advisor Funds. This vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Amended Plan.

The Board must approve all material amendments to an Amended Plan in the manner described in the foregoing paragraph. An amendment that increases materially the amount to be spent for distribution under an Amended Plan must be approved by shareholders of the applicable Class as well as by the Board.

Each Amended Plan may be terminated at any time, either by the Board or by the shareholders of the applicable Class. Termination by the Board requires the vote of a majority of the Independent Trustees. Termination by the shareholders requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the applicable Class.

Board Considerations

In recommending adoption of each Amended Plan, the Board of Equity Investment considered a variety of factors. The Board examined the nature of the services DWS-SDI provides pursuant to each Services Agreement and the benefits such services provide to Equity Investment and its shareholders. In addition, the Board was advised by independent counsel regarding the requirements of Rule 12b-1. The Board concluded that with the adoption of Proposal V, Equity Investment will be provided with additional flexibility in managing its fees and there will be consistent treatment of classes across the fund complex.

In addition, as noted above, the Board believes that the services performed by DWS-SDI under the Services Agreement are not primarily intended to result in sales of shares of the Classes (i.e., “distribution” services, for purposes of Rule 12b-1), but rather are post-sale administrative and informational services provided to existing shareholders. However, to avoid legal uncertainties and to eliminate any doubt regarding the continuation of the Services Agreement that may arise in the future due to the ambiguity of the language contained in Rule 12b-1, each Board has approved, and recommends that the shareholders of Class B and C of Equity Investment approve, an Amended Plan.

The Board noted that if shareholders approve the Amended Plan, the fees charged for administrative services will not change. In addition, the Board considered that the services provided to shareholders pursuant to the Services Agreement are appropriate services to provide to shareholders. The Board also noted that DWS-SDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Board determined, after considering and giving appropriate weight to all pertinent factors, that with the adoption of Proposal V Equity Investment will be provided greater flexibility in managing its fees and that the adoption of Proposal V would result in consistent and equitable treatment, regarding fees, of classes across the fund complex. In exercising its reasonable business judgment, in light of the Trustees’ fiduciary duties under state law and under relevant provisions of the 1940 Act, the Board concluded that it would be in the best interests of the applicable Fund and its shareholders if shareholder services were provided pursuant to Rule 12b-1 under the 1940 Act.

Required Vote

Each Class of Equity Investment will vote separately on Proposal V. To be approved for a Class of Equity Investment, this Proposal must receive the vote of a “majority of the outstanding voting securities” of the Class entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities of the Class that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Class, whichever is less.

If the shareholders of an affected Class do not approve the adoption of or an Amended Plan, the Fund will continue to pay the administrative services fee under the Services Agreement.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” Proposal V.

PROPOSALS VI AND VII

MERGERS OF EQUITY INSTITUTIONAL AND EQUITY INVESTMENT

BACKGROUND

Deutsche Asset Management (“DeAM”) recommended the proposed combinations as part of its overall product rationalization program to reorganize and combine selected funds within the DWS fund family. The DWS fund family is made up of a group of funds that were managed by different investment advisers over the years and that have come together as a result of various corporate transactions that have taken place over time. As a result of these corporate transactions, there are a number of redundant funds within the DWS fund family. In addition, the funds in the DWS fund family do not currently have the same share class structure. DeAM’s overall program is designed to reorganize and combine funds in order to, among other reasons, eliminate redundant funds. DeAM’s program also is designed to expand product offerings across more share classes and to adjust or eliminate share classes in order to implement the same share class structure across the DWS fund family. DeAM believes this program may help enhance investment performance and increase the efficiency of its operations.

The Trustees considered the following factors in determining to recommend that shareholders of each of Equity Institutional and Equity Investment approve the applicable merger:

•	DeAM’s overall program to reorganize and combine selected funds in the DWS fund family as described above.

•	The mergers offer Equity Institutional and Equity Investment shareholders the opportunity to continue to invest in a substantially larger fund with similar investment policies.

•	DeAM, Inc., Equity Institutional’s and Equity Investment’s investment adviser, has advised the Trustees that Equity Institutional, Equity Investment and International Fund have substantially similar investment objectives, policies and strategies. In addition, DeAM, Inc. has advised the Trustees that all three Funds have the same portfolio manager.

•	The merger is intended to create a more streamlined line-up of DWS funds, which DeAM believes may help enhance investment performance and increase the efficiency of DeAM’s operations. The merger may also result in greater cost efficiencies and the potential for economies of scale for the combined Fund and its shareholders.

•	The combined fund is expected to have lower total fund operating expense ratios than Equity Institutional or Equity Investment.

•	DeAM’s agreement to pay all costs associated with each merger.

•	Each merger is structured as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of either merger.

PROPOSAL VI: APPROVAL OF MERGER OF EQUITY INSTITUTIONAL INTO EQUITY INVESTMENT

Acquisition of the assets of:	By and in exchange for shares of:
DWS International Equity Fund (“Equity Institutional”)	DWS International Equity Fund (“Equity Investment”)

a series of	a series of
Scudder Institutional Funds	Scudder Advisor Funds
345 Park Avenue	345 Park Avenue
New York, NY 10145	New York, NY 10145
(212) 454-7190	(212) 454-7190

A. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Proxy Statement/Prospectus, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Board of Trustees of Equity Institutional is recommending that the shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part and a form of which is attached hereto as Exhibit ) (the “Agreement”), which we refer to as a merger of Equity Institutional with and into Equity Investment. If approved by shareholders, all of the assets of Equity Institutional will be transferred to Equity Investment solely in exchange for (a) the issuance and delivery to Equity Institutional of Institutional Class shares of Equity Investment (“Merger Shares”) with a value equal to the value of Equity Institutional’s assets net of liabilities, and (b) the assumption by Equity Investment of all liabilities of Equity Institutional. Immediately following the transfer, the Merger Shares received by Equity Institutional will be distributed pro rata, on a tax-free basis, to each of its shareholders of record.

The Board of Trustees of Equity Investment has concluded that: (1) the merger is in the best interests of Equity Institutional, and (2) the interests of the existing shareholders of Equity Institutional will not be diluted as a result of the merger. Accordingly, the Board of Trustees of Equity Institutional unanimously recommends approval of the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

2.	What will happen to my shares of Equity Institutional as a result of the merger?

Your shares of Equity Institutional will, in effect, be exchanged on a tax-free basis for Institutional Class shares of Equity Investment with an equal aggregate net asset value on the date of the merger. Subject to approval of Proposal I by Equity Institutional shareholders and Proposal II by Equity Investment shareholders, your shares of Equity Investment, in turn, will be immediately exchanged on a tax-free basis for Institutional Class shares of International Fund. After the proposed transactions are effected, you will hold shares of a combined fund that has substantially the same attributes as International Fund in terms of investment mandate, risk profile, portfolio management and portfolio composition. Therefore, in considering whether to approve the merger of Equity Institutional into Equity Investment, you should carefully consider the merits of an investment in Institutional Fund, which are described in Proposal II.

3.	How do the investment goals, policies and restrictions of the two Funds compare?

The Funds have identical investment objectives and are managed by the same portfolio manager. Each Fund seeks long-term capital appreciation. Each Fund is a feeder fund in a master/feeder arrangement, and pursues its investment objective by investing substantially all of its assets in the same master portfolio, the Portfolio. Under normal circumstances, the Portfolio invests at least 80% of total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada, although the Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa.

You should keep in mind that, while the investment characteristics of Equity Institutional and Equity Investment are identical, the investment characteristics of International Fund differ in certain respects. Because approval of both proposals will result in your becoming a shareholder of International Fund, it is important that you review International Fund’s investment objective, policies and restrictions before voting on Proposal VI. Please see Proposal VII—Investment Strategies and Risk Factors—below for a detailed comparison of Equity Investment’s and International Fund’s investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of [date], and of Equity Investment on a pro forma combined basis, giving effect to the proposed merger:

Portfolio Composition

(as a % of Fund)

(excludes cash equivalents)

Country	Equity Institutional	Equity Investment	Equity Investment – Pro Forma Combined(1)
Europe (excluding the United Kingdom)
United Kingdom
Japan
Pacific Basin
Latin America
Other

	100%	100%	100%

(1)	Reflects the blended characteristics of Equity Institutional and Equity Investment as of [date]. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

4.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the 12-month period ended [date], and the pro forma estimated expense ratios of Equity Investment assuming consummation of the merger as of that date.

Shareholder Fees

(fees that are paid directly from your investment)

	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
Equity Institutional	None
Equity Investment	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds)
Equity Institutional	None
Equity Investment	None
Redemption Fee (as a percentage of total redemption proceeds)
Equity Institutional	2.00	%(1)
Equity Investment	2.00	%(1)

(1)	Each Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange).

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of [date], Equity Institutional and Equity Investment had net assets of $[            ] and $[            ], respectively.

Equity Investment		Equity Institutional
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0-$2.5 billion	[0.65]%	$0-$2.5 billion	[0.65]%
$2.5 billion-$5 billion	[ ]%	$2.5 billion-$5 billion	[ ]%
$5 billion-$10 billion	[ ]%	$5 billion-$10 billion	[ ]%
$10 billion-$15 billion	[ ]%	$10 billion-$15 billion	[ ]%
Over $15 billion	[ ]%	Over $15 billion	[ ]%

As shown below, the merger is expected to result in an [equal or lower] management fee ratio and in the same or a lower total expense ratio for shareholders of Equity Institutional. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fee	Distribution/ Service (12b-1) Fees	Other Expenses(1)		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimburse- ments	Net Annual Fund Operating Expenses (after Waiver)
Equity Institutional
Institutional Class	0.65%	0.00%
Equity Investment
Institutional Class	0.65%	0.00%
Equity Investment (pro forma combined)
Institutional Class	0.65%	0.00%	—	%(2)	—%	—	—%

(1)	Restated and estimated to reflect the termination of the fixed rate administrative fee.
(2)	Other expenses are estimated, accounting for the effect of the merger.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM, Inc. expects the combined Fund to incur in the first year following the merger.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
Equity Institutional
Institutional Class	$	$	$	$
Equity Investment
Institutional Class(1)	$	$	$	$
Equity Investment (pro forma combined)
Institutional Class(2)	$	$	$	$

(1)	Includes one year of capped expenses in each period.
(2)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years” and “10 Years” periods.

5.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Equity Institutional or its shareholders as a direct result of the merger.

For more information, please see “Information about the Proposed Mergers – Federal Income Tax Consequences,” below.

6.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

7.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical.

8.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Equity Institutional.

9.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change. However, the total value of the shares of Equity Investment you receive will equal the total value of the shares of Equity Institutional that you hold at the time of the merger. Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

10.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the holders of a majority of the shares of Equity Institutional outstanding and entitled to vote on the matter at the special meeting.

The Board of Trustees of Equity Institutional believes that the proposed merger is in the best interest of Equity Institutional. Accordingly, the Board of Trustees unanimously recommends that shareholders vote FOR approval of the proposed merger.

B. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Equity Investment and how do they compare with those of Equity Institutional?

Investment Objectives and Strategies. As noted above, the Funds have identical investment objectives. Each Fund seeks long-term capital appreciation by investing substantially all of its assets in the Portfolio. Under normal circumstances, the Portfolio invests at least 80% of total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. While the Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa, it would not typically hold more than 15% of its assets in emerging markets.

The portfolio manager of the Portfolio employs a strategy of growth at a reasonable price. The portfolio manager seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increased rates of profitability and cash flow, yet their market prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the portfolio manager of the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. The Portfolio’s portfolio managers draw on the insight of experts from a range of financial disciplines—regional stock market specialists, global industry specialists, economists and quantitative analysts—in order to arrive at the between 80 and 100 stocks that the Portfolio normally holds.

In addition, the Portfolio may invest in various types of derivative instruments to increase or decrease exposure to a particular asset class, securities market, index or currency. The Portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Portfolio is a diversified open-end management investment company, meaning that it may not, with certain exceptions, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Also, as a general policy, the Portfolio will not invest more than 25% of its total assets in any one industry.

DeAM, Inc. believes that Equity Investment should provide an identical investment opportunity for shareholders of Equity Institutional. DeIM also believes that the International Fund should provide a comparable investment opportunity for shareholders of Equity Investment. If both proposals are approved, shareholders of Equity Institutional will ultimately become shareholders of the International Fund. Therefore, shareholders of Equity Institutional should carefully review the information about the International Fund contained in Proposal II.

For a more detailed description of the investment techniques used by Equity Institutional and Equity Investment, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks. As with any mutual fund, you may lose money by investing in Equity Investment. Certain risks associated with an investment in Equity Investment are summarized below. The risks of an investment in Equity Investment are identical to the risks of an investment in Equity Institutional. The table below indicates the principal risks to which each Fund is subject. However, other factors may impact the value of securities held by a Fund, cause you to lose money or cause a Fund’s performance to trail that of other investments. More detailed descriptions of the risks associated with an investment in Equity Investment can be found in the current prospectus and statement of additional information for Equity Investment.

	Stock Market Risk	Foreign Investment Risk								Emerging Markets Risk	Pricing Risk	Securities Lending Risk
		Political Risk	Information Risk	Liquidity Risk	Regulatory Risk	Currency Risk	Limited Legal Recourse Risk	Trading Practice Risk	Taxes
Equity Investment	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
International Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Stock Market Risk. As with most stock funds, the most important factor with either Fund is how stock markets perform, both in the U.S. and abroad. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign markets involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the U.S. dollar will affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the U.S.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special U.S. tax considerations may apply to the fund’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by a Fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by a Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements.

Performance Information. The following information provides some indication of the risks of investing in the Funds. The bar charts show year to year changes in the performance of the Institutional Class shares of each Fund. The tables show how each Fund’s performance compares to that of a broad-based market index (which, unlike a Fund, does not have any fees or expenses). Because the Institutional Class shares of Equity Investment have not begun operations as of the date of this Proxy Statement/Prospectus, the performance figures for Institutional Class shares of Equity Investment are based on the performance of Equity Investment’s Investment Class shares, adjusted to reflect the lower gross total annual operating expenses for Institutional Class. The performance of the Funds and the index varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns (%)

Equity Investment

Annual Total Returns (%) as of 12/31 each year	Institutional Class

For the periods included in the bar chart:

Best Quarter:         %, Q    ,                                 Worst Quarter:         %, Q    ,

Equity Institutional

Annual	Total Returns (%) as of 12/31 each year Institutional Class

For the periods included in the bar chart:

Best Quarter:         %, Q    ,             Worst Quarter:             %, Q    ,

Average Annual Total Returns (for periods ending 12/31/05)

Past 1 year	Past 5 years	Past 10 years/ Since Inception
Equity Investment
Institutional Class (return before taxes)%	%	%
Institutional Class (return after taxes)%	%	%
Index* (reflects no deductions for fees, expenses or taxes)%	%	%

Equity Institutional
Institutional Class (return before taxes)%	%	%
Institutional Class (return after taxes)%	%	%
Index* (reflects no deductions for fees, expenses or taxes)%	%	%

*	Index 1: The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia, and the Far East.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or 1-800-730-1313 for Institutional Class shares.

The table shows returns on a before-tax and after tax-basis. After-tax returns are estimates based on the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

C. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Managers. DeAM, Inc. is the investment adviser for each Fund. Under the supervision of the Boards of Trustees, DeAM, Inc. with headquarters at 345 Park Avenue, New York, NY 10154, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAIM, Inc. is a part of DeAM and is an indirect wholly owned subsidiary of Deutsche Bank AG (“Deutsche Bank”). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Matthias Knerr, Director of DeAM, is the Manager of each Fund. Mr. Knerr joined the Funds in 2004 and joined DeAM in 1995.

Distribution and Service Fees. Pursuant to a separate Underwriting Agreement and separate Distribution Services Agreements, DWS-SDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeAM, Inc., is the principal underwriter or distributor for the Institutional Class shares of both Equity Investment and Equity Institutional, and acts as agent of each Fund in the continuous offering of such shares.

Trustees and Officers. See Proposal I above.

Independent Registered Public Accounting Firms (“Auditors”). PricewaterhouseCoopers LLP serves as auditor for both Equity Investment and Equity Institutional.

Charter Documents. Equity Investment is a series of Advisor Funds, a Massachusetts business trust governed by Massachusetts law. Equity Investment is governed by a Declaration of Trust dated July 21, 1986, as amended from time to time. Equity Institutional is a series of Institutional Funds, a Massachusetts business trust governed by Massachusetts law. Equity Institutional is governed by a Declaration of Trust dated March 29, 1990, as amended from time to time. Additional information about each Fund’s charter documents is provided below.

Shareholders of Equity Institutional and Equity Investment have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class when so required by the 1940 Act and when the Board of Trustees determines that the interests of a class in a matter differ from the interests of any other class, then shareholders of such class shall have separate voting rights with respect to the matter. For example, a change in a fundamental investment policy would be voted upon only by shareholders of the Fund. Special meetings of the shareholders of either Fund must be called when required by the 1940 Act to elect Trustees. Meetings of the shareholders of either fund may be called by the Trustees, and shall be called by the Trustees for the purpose of voting upon the question of the removal of any Trustee or Trustees when requested in writing to do so by the shareholders of not less than 10% of the outstanding shares.

Shares of Equity Investment and Equity Institutional have no preemptive or other right to subscribe to additional shares. Shares of each Fund are entitled to dividends as declared by Trustees, and if a Fund were liquidated, each class of shares of that Fund is entitled to receive the net assets of the Fund attributable to said class. Equity Investment has the right, upon 60 days’ prior notice to the shareholder, to liquidate involuntarily any shareholder’s account if the aggregate net asset value of the shares held in the account is less than $10,000. Equity Institutional has the right, upon 60 days’ notice, to liquidate involuntarily any shareholder’s account if the aggregate net asset value of the shares held in the account is less than a minimum amount as determined from time to time.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing Equity Institutional and Equity Investment, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund and require notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declarations of Trust governing Equity Institutional and Equity Investment provide for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund.

All consideration received by each Fund for the issue or sale of shares of the Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held in trust for the benefit of the Fund, subject to the rights of creditors of the Fund. The assets and liabilities and the income and expenses attributable to each class of either Fund’s shares shall be determined separately from those of each other class of such Fund’s stock.

The Declarations of Trust governing Equity Investment and Equity Institutional specify that the trustees shall amend the Declaration when authorized by a vote of the Trustees and a majority shareholder vote (as that term is defined in the 1940 Act) or any greater majority vote required by applicable law, except that, subject to applicable law, no shareholder authorization is required for amendments that change the name of the trust or supply any omission, cure any ambiguity, or cure, correct or supplement any deficient or inconsistent provision in the Declaration.

The voting powers of shareholders of each Fund with respect to the election of Trustees are similar. Trustees of Advisor Funds and Institutional Funds may be elected, by plurality vote, at any meeting of stockholders called by the Trustees for that purpose; there is no cumulative voting in the election of Trustees. Subject to the limits of the 1940 Act, the Trustees of Advisor Funds and Institutional Funds shall fill such vacancies in the Board by appointing such other person as they, in their discretion, shall see fit. Any Trustee of Advisor Funds and Institutional Funds may be removed from office (i) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, or (ii) at any special meeting of the trust by a vote of two-thirds of the outstanding shares. In addition, shareholders of Equity Investment and Equity Institutional also have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should be brought or maintained derivatively or as a class action on behalf of the trust or any series or class thereof or the shareholders.

Quorum for the transaction of business at a shareholder meeting of Institutional and Advisor Funds is a majority of shares entitled to vote in person or by proxy; any lesser number is sufficient to adjourn the meeting, with such adjourned session to be held within a reasonable time after the date set for the original meeting, and without the necessity of further notice.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing the respective Funds. It is qualified in its entirety by reference to the charter documents themselves.

Shareholders of both Equity Institutional and Equity Investment are being asked to approve Amended and Restated Declarations of Trust for their funds. See Proposal VI below, “Approval of Amended and Restated Agreements and Declarations of Trust.”

D. INFORMATION ABOUT THE PROPOSED MERGER

General. The shareholders of Equity Institutional are being asked to approve a merger between Equity Institutional and Equity Investment pursuant to an Agreement and Plan of Reorganization between the Funds, the form of which is attached to this Proxy Statement/Prospectus as Exhibit    .

The merger is structured as a transfer of all of the assets of Equity Institutional to Equity Investment in exchange for the assumption by Equity Investment of all of the liabilities of Equity Institutional and for the issuance and delivery to Equity Institutional of Merger Shares equal in aggregate value to the net value of the assets transferred to Equity Investment.

After receipt of the Merger Shares, Equity Institutional will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation and termination of Equity Institutional, and the legal existence of Equity Institutional will be terminated. Each shareholder of Equity Institutional will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to, the aggregate value of the shareholder’s Equity Institutional shares.

The Trustees of Equity Institutional have voted to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of Equity Institutional entitled to vote a majority of the votes entitled to be cast on the matter at the special meeting.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Trustees of each Fund may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger. DeAM discussed the proposed merger with the Trustees of Equity Institutional at a meeting held [date]. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the DWS fund family by reorganizing and combining certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of Equity Institutional, including all Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act) (the “Disinterested Trustees”), conducted a thorough review of the potential implications of the merger on Equity Institutional’s shareholders as well as the various other funds for which they serve as trustee or director. The Disinterested Trustees were assisted in this review by their independent legal counsel. Following the [date] meeting, the Disinterested Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information and negotiated changes to DeAM’s initial proposal.

Following the conclusion of this process, the Trustees of Equity Institutional, the directors and trustees of other funds involved and DeAM reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds, and, when required, agreed to submit elements of the plan for approval to shareholders of those funds.

On [            ], the Trustees of Equity Institutional, including all Disinterested Trustees, approved the terms of the merger. The Trustees have also agreed to recommend that the merger be approved by Equity Institutional shareholders. In making this determination, the Trustees examined all factors that they considered relevant, including information regarding comparative expense ratios, management fees and the tax consequences of the merger to Equity Institutional and its shareholders.

In determining to recommend that the shareholders of Equity Institutional approve the merger, the Trustees considered, among other factors:

•	The fees and expense ratios of the Funds, including comparisons between the expense ratio of Equity Institutional and the estimated operating expense ratio of the combined Fund, and between the estimated operating expense ratio of the combined Fund and other mutual funds with similar investment objectives, and in particular noted that the combined Fund’s total operating expense ratio was anticipated to be equal to or lower than that of Equity Institutional currently;

•	That DeAM agreed to cap the combined Fund’s operating expense ratios for approximately a three-year period at levels [at or] below Equity Institutional’s current operating expense ratios;

•	The terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests;

•	Similarities between Equity Institutional’s and Equity Investment’s investment objectives, policies, restrictions and portfolios;

•	That the service features available to shareholders of Equity Institutional and Equity Investment were substantially similar on a class-level basis;

•	[That the costs of the merger would be borne by DeAM;]

•	Prospects for the combined Fund to attract additional assets;

•	The tax consequences of the merger on Equity Institutional and its shareholders, as well as the historical and pro forma attributes of Equity Institutional. The Trustees considered the potentially negative impact of the merger on the shareholders and determined that any such impact was likely to be outweighed by the benefits of the merger to the shareholders, including those summarized above;

•	The investment performance of Equity Institutional and Equity Investment;

•	[That DeAM, Inc. has agreed to indemnify Equity Investment against certain liabilities that Equity Institutional may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Equity Investment (see the Section titled “Market Timing Related Regulatory and Litigation Matters” below) so that the likelihood that the combined Fund would suffer any loss is considered by Fund management to be remote; and]

•	[That, in connection with the merger, DeAM, Inc. has agreed to indemnify the Disinterested Trustees of Equity Institutional against certain liabilities that such Disinterested Trustees may incur arising by reason of having served as Trustees of Equity Institutional.]

The Trustees also gave consideration to possible economies of scale that might be realized from the merger. The Trustees considered the impact of the merger on the total expenses to be borne by shareholders of Equity Institutional. The Trustees also considered that the merger would permit the shareholders of Equity Institutional to pursue identical investment goals in a larger fund.

The Trustees also considered the potential tax consequences to shareholders as a result of differences in the Funds’ realized or unrealized capital gains or losses and capital loss carry-forwards. Although the merger will be achieved on a federally tax-free basis (see “Federal Income Tax Consequences”), there are differences in the Funds’ unrealized gains or losses, tax loss carryforwards and portfolio turnover rates that may affect the timing and amount of any future capital gain distributions paid to shareholders.

	12/31/05 Unrealized Gain (Loss)			12/31/05 Unrealized Gain (Loss) as % of 6/30/05 Net Assets		12/31/05 Loss Carryforwards			12/31/05 Loss Carryforwards as % of 6/30/04 Net Assets		12/31/05 Portfolio Turnover Rate
Equity Institutional	$	[	]	[	]%	$	[	]	[	]%	[	]%
Equity Investment	$	[	]	[	]%	$	[	]	[	]%	[	]%

[As of June 30, 2005, the amount of each Fund’s respective unrealized gain was less than its respective capital loss carryforward. Consequently, there is likely to be no potential tax liability transfer to either the shareholders of Equity Institutional or the shareholders of Equity Investment as a result of the merger. Because both Funds have unrealized gains, however, none of their respective capital loss carryforwards can generally be used to offset the unrealized gain of the other Fund when recognized by the combined Fund for the five-year period beginning on the date of the consummation of the merger. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time. As a result, it is possible that some or all of each Fund’s capital loss carryforward will expire unused. After the merger, the ability of the combined Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the source and existence of capital gains against which these losses may be offset.]

The Board of Trustees considered the possibility that shareholders of Equity Institutional in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (shareholders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

Based on all of the foregoing, the Trustees concluded that Equity Institutional’s participation in the merger would be in the best interests of Equity Institutional and would not dilute the interests of Equity Institutional’s existing shareholders. The Board of Trustees of Equity Institutional, including all of the Disinterested Trustees, unanimously recommends that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Equity Investment will acquire all of the assets of Equity Institutional solely in exchange for the assumption by Equity Investment of all of the liabilities of Equity Institutional and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on [            ], or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Equity Institutional will transfer all of its assets to Equity Investment, and in exchange, Equity Investment will assume all of the liabilities of Equity Institutional and deliver to Equity Institutional a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of Equity Institutional attributable to Institutional Class shares of Equity Institutional, less the value of the liabilities of Equity Institutional assumed by Equity Investment attributable to shares of such class of Equity Institutional. Immediately following the transfer of assets on the Exchange Date, Equity Institutional will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Equity Institutional, with Merger Shares being distributed to holders of shares of Institutional Class shares of Equity Institutional. As a result of the proposed merger, each shareholder of Equity Institutional will receive a number of Merger Shares equal in aggregate value at the Valuation Time to the value of the Equity Institutional shares of the same class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Equity Investment in the name of such Equity Institutional shareholders, each account representing the respective number of full and fractional Merger Shares due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of Equity Institutional and Equity Investment have determined that the proposed merger is in the best interests of Equity Institutional and Equity Investment, respectively, and that the interests of their respective shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Equity Investment and Equity Investment, (ii) by either party if the merger shall not be consummated by [            ], 2006 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $[            ]. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares. Merger Shares will be issued to Equity Institutional’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Institutional Class shares of Equity Investment. Merger Shares have the same characteristics as Institutional Class shares of Equity

Institutional. Your Merger Shares will be treated as having been purchased on the date you purchased your Equity Institutional shares and for the price you originally paid. For more information on the characteristics of Merger Shares, please see the Equity Investment prospectus, a copy of which is included with this Proxy Statement/Prospectus.

Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by Equity Investment of all of the assets of Equity Institutional solely in exchange for Merger Shares and the assumption by Equity Investment of all of Equity Institutional liabilities followed by the distribution by Equity Institutional to its shareholders of Merger Shares in complete liquidation of Equity Institutional, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Equity Institutional and Equity Investment will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, no gain or loss will be recognized by Equity Institutional upon the transfer of Equity Institutional’s assets to and the assumption of the Equity Institutional liabilities by Equity Investment or upon the distribution of the Merger Shares to Equity Institutional’s shareholders in liquidation of Equity Institutional;

(iii)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of Equity Institutional on the exchange of their shares of Equity Institutional for Merger Shares;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by Equity Institutional’s shareholders will be the same as the aggregate basis of Equity Institutional shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of Equity Institutional will include the holding periods of Equity Institutional shares exchanged therefor, provided that at the time of the reorganization Equity Institutional shares are held by such shareholders as a capital asset;

(vi)	under Section 1032 of the Code, no gain or loss will be recognized by Equity Investment upon the receipt of assets of Equity Institutional in exchange for Merger Shares and the assumption by Equity Investment of the liabilities of Equity Investment;

(vii)	under Section 362(b) of the Code, the basis in the hands of Equity Investment of the assets of Equity Institutional transferred to Equity Investment will be the same as the basis of such assets in the hands of Equity Institutional immediately prior to the transfer;

(viii)	under Section 1223(2) of the Code, the holding periods of the assets of Equity Institutional in the hands of Equity Investment will include the periods during which such assets were held by Equity Institutional; and

(ix)	Equity Investment will succeed to and take into account the items of Equity Institutional described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

As a result of the reduction in the relative amount of the capital loss carryforwards and unrealized losses available to shareholders of Equity Institutional following the merger, former shareholders of Equity Institutional could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if such merger did not occur.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

The portfolio turnover rate for the Portfolio, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the twelve-month period ended [date] was [ ]%.

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gain, annually in November and December of each year and to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November and December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check or deposited directly to the shareholder’s bank account. If the Agreement is approved by Equity Institutional’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

Capitalization. The following table shows the unaudited capitalization of each Fund as of [date] and of Equity Investment on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Equity Investment	Equity Institutional	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Institutional Class Shares	$	$	$	$
Investment Class Shares	$	$	$	$

Total Net Assets	$	$		$

Shares Outstanding
Institutional Class Shares	$	$	$	$
Investment Class Shares	$	$	$	$
Net Asset Value per Share
Institutional Class Shares	$	$	$	$
Investment Class Shares	$	$	$	$

(1)

Assumes the merger had been consummated on [date], and is for information purposes only. No assurance can be given as to how many shares of Equity Investment will be received by the shareholders of Equity

Institutional on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Equity Investment that actually will be received on or after such date.

Unaudited pro forma combined financial statements of the Funds as of [date] and for the twelve-month period then ended are included in the Merger SAI. Because the Agreement provides that Equity Investment will be the surviving Fund following the merger, and because Equity Investment’s investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of Equity Institutional to Equity Investment as contemplated by the Agreement.

The Board of Trustees of Equity Institutional, including all of the Disinterested Trustees, unanimously recommends approval of the merger.

PROPOSAL VII: APPROVAL OF MERGER OF EQUITY INVESTMENT INTO INTERNATIONAL FUND

Acquisition of the assets of:	By and in exchange for shares of:
DWS International Equity Fund (“Equity Investment”)	DWS International Fund (“International Fund”)

a series of	a series of
DWS Advisor Funds	DWS International Fund, Inc.
345 Park Avenue	Two International Place
New York, NY 10154	Boston, MA 02110
(212) 454-7190	(617) 295-3986

A. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by this Proxy Statement/Prospectus, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Board of Trustees of Equity Investment is recommending that the shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part and a form of which is attached hereto as Exhibit ) (the “Agreement”), which we refer to as a merger of Equity Investment with and into International Fund. If approved by shareholders, all of the assets of Equity Investment will be transferred to International Fund solely in exchange for (a) the issuance and delivery to Equity Investment of Class A, Class B, Class C, Institutional Class and Investment Class shares of International Fund (“Merger Shares”) with a value equal to the value of Equity Investment’s assets net of liabilities, and (b) the assumption by International Fund of all liabilities of Equity Investment. Immediately following the transfer, the appropriate class of Merger Shares received by Equity Investment will be distributed pro rata, on a tax-free basis, to each of its shareholders of record.

The Board of Trustees of Equity Investment has concluded that: (1) the merger is in the best interests of Equity Investment, and (2) the interests of the existing shareholders of Equity Investment will not be diluted as a result of the merger. Accordingly, the Board of Trustees of Equity Investment unanimously recommends approval of the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

2.	What will happen to my shares of Equity Investment as a result of the merger?

Your shares of Equity Investment will, in effect, be exchanged on a tax-free basis for shares of the same class of International Fund with an equal aggregate net asset value on the date of the merger.

3.	How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the Funds have similar investment objectives and are managed by the same portfolio manager. International Fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign countries (equities issued by foreign-based companies and listed on foreign exchanges). Equity Investment seeks long-term capital appreciation, not income. Equity Investment, unlike International Fund, is a feeder fund in a master/feeder arrangement, and pursues its investment objective by investing substantially all of its assets in a master portfolio, the Portfolio. Although International Fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). Under normal circumstances, Portfolio invests at least 80% of total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. While the Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa, it would not typically hold more than 15% of its assets in emerging markets. Additionally, International Fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Whereas, the Portfolio may only lend its investment securities up to 30% of its total assets to approved institutional borrowers who to borrow securities in order to complete certain transactions. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of [date], and of International Fund on a pro forma combined basis, giving effect to the proposed merger:

Portfolio Composition

(as a % of Fund)

(excludes cash equivalents)

Country	Equity Investment	International Fund	International Fund – Pro Forma Combined(1)
Europe (excluding the United Kingdom)
United Kingdom
Japan
Pacific Basin
Latin America
Other

	100%	100%	100%

(1)	Reflects the blended characteristics of Equity Investment and International Fund as of [date]. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

4.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the 12-month period ended [date], and the pro forma estimated expense ratios of International Fund assuming consummation of the merger as of that date.

Shareholder Fees

(fees that are paid directly from your investment)

	Class A		Class B		Class C		Institutional Class		Investment Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
Equity Investment	5.75%		None		None		None		None
International Fund	5.75%		None		None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds)
Equity Investment	None	(1)	4.00%		1.00%		None		None
International Fund	None	(1)	4.00%		1.00%		None		None
Redemption Fee (as a percentage of total redemption proceeds)
Equity Investment	2.00	%(2)	2.00	%(2)	2.00	%(2)	2.00	%(2)	2.00	%(2)
International Fund	2.00	%(2)	2.00	%(2)	2.00	%(2)	2.00	%(2)	2.00	%(2)

(1)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months following purchase and 0.50% if redeemed within the next six months following purchase. Please see the applicable Fund’s prospectus for more details.
(2)	Each Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange).

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedule of International Fund reflects reductions that will be effective upon the consummation of the merger. As of             , 2006, International Fund and Equity Investment had net assets of $[        ] and $[        ], respectively.

International Fund		Equity Investment
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0-$2.5 billion	0.65%	$0-$2.5 billion	[0.65]%
$2.5 billion-$5 billion	0.63%	$2.5 billion-$5 billion	[ ]%
$5 billion-$10 billion	0.61%	$5 billion-$10 billion	[ ]%
$10 billion-$15 billion	0.60%	$10 billion-$15 billion	[ ]%
Over $15 billion	0.55%	Over $15 billion	[ ]%

As shown below, the merger is expected to result in an [equal or lower] management fee ratio and in the same or a lower total expense ratio for shareholders of Equity Investment. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fee	Distribution/ Service (12b-1) Fees	Other Expenses(1)		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimburse- ments	Net Annual Fund Operating Expenses (after Waiver)
Equity Investment
Class A	0.65%	0.25%				(2)
Class B	0.65%	1.00%				(2)
Class C	0.65%	1.00%				(2)
Institutional Class	0.65%	0.00%		(7)		(2)
Investment Class	0.65%	0.00%				(2)
International Fund
Class A	0.68%	0.24%	0.46%		1.38	%(3)	—	1.38%
Class B	0.68%	1.00%	0.89%		2.57	%(3)	—	2.37%
Class C	0.68%	1.00%	0.61%		2.29	%(3)	—	2.29%
Institutional Class	0.68%	0.00%	0.23%		0.91	%(3)	—	0.91%
Investment Class	0.68%	0.00%	[0.48	]%(4)	[1.16	]%(4)	—	[1.16 ]%
International Fund (pro forma combined)(5)
Class A	0.65%	0.24%	0.45	%(6)	1.34	%(5)	—	1.34%
Class B	0.65%	1.00%	0.89	%(6)	2.54	%(5)	0.19%	2.25%
Class C	0.65%	1.00%	0.62	%(6)	2.27	%(5)	0.02%	2.25%
Institutional Class	0.65%	0.00%	0.23	%(6)	0.88	%(5)	—	0.88%
Investment Class	0.65%	0.00%	[0.48	]%(6)	[1.16	]%(5)	—	[1.16 ]%

(1)	Restated and estimated to reflect the termination of the fixed rate administrative fee.
(2)	Through February 28, 2006, the investment adviser and the administrator of Equity Investment have each contractually agreed to waive their fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses of Class A, Class B, Class C, Institutional Class and Investment Class shares at 1.50%, 2.25%, 2.25%, 0.95 and 1.50% for Institutional Class shares, of average daily net assets, respectively, excluding extraordinary expenses.
(3)	Through [November 30, 2006], the investment adviser for International Fund has contractually agreed to waive all or a portion of its management fee and/or to reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.345%, 1.365%, 1.355%, 0.94% and [ ]% for Class A, Class B, Class C, Institutional Class and Investment Class shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, organizational and offering expenses, and director and director counsel fees.
(4)	The Investment share class of International Fund was not operational during the prior fiscal year because it is being created in connection with the proposed merger. Therefore, the other expenses listed in the table for that Fund are based on estimates for the coming fiscal year.
(5)

Through [            ], 2009, the investment adviser of International Fund has contractually agreed to waive all or a portion of its management fee and/or to reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 1.34%, 2.25%, 2.25%,

0.88% and [            ]% for Class A, Class B, Class C, Institutional Class and Investment Class shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, shareholder servicing fees, director and director counsel fees, and organizational and offering expenses.

(6)	Other expenses are estimated, accounting for the effect of the merger.
(7)	“Other Expenses” for Institutional Class are those of Equity Institutional, since Institutional Class shares of Equity Investment have not commenced operations before the date of this Proxy Statement/Prospectus.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeIM expects the combined Fund to incur in the first year following the merger.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
Equity Investment
Class A (3)	$	$	$	$
Class B(1)(3)	$	$	$	$
Class B(2) (3)	$	$	$	$
Class C(1) (3)	$	$	$	$
Class C(2) (3)	$	$	$	$
Institutional Class(3)	$	$	$	$
Investment Class (3)
International Fund
Class A	$	$	$	$
Class B(1)	$	$	$	$
Class B(2)	$	$	$	$
Class C(1)	$	$	$	$
Class C(2)	$	$	$	$
Institutional Class	$	$	$	$
Investment Class
International Fund (pro forma combined)
Class A	$	$	$	$
Class B(1)(4)	$	$	$	$
Class B(2)(4)	$	$	$	$
Class C(1)(4)	$	$	$	$
Class C(2)(4)	$	$	$	$
Institutional Class(4)	$	$	$	$
Investment Class(4)

(1)	Assuming you sold your shares at the end of each period.
(2)	Assuming you kept your shares.
(3)	Includes one year of capped expenses in each period.
(4)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years” and “10 Years” periods.

5.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Equity Investment or its shareholders as a direct result of the merger. Some of the portfolio assets of International Fund may be sold in connection with the mergers. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and International Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to International Fund’s shareholders as capital gain dividends (to the extent of net realized short-term gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

For more information, please see “Information about the Proposed Mergers – Federal Income Tax Consequences,” below.

6.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

7.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical.

8.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Equity Investment.

9.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change. However, the total value of the shares of International Fund you receive will equal the total value of the shares of Equity Investment that you hold at the time of the merger. Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

10.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the holders of a majority of the shares of Equity Investment outstanding and entitled to vote on the matter at the special meeting.

The Board of Trustees of Equity Investment believes that the proposed merger is in the best interest of Equity Investment. Accordingly, the Board of Trustees recommends that shareholders vote FOR approval of the proposed merger.

B. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of International Fund and how do they compare with those of Equity Investment?

Investment Objectives and Strategies. As noted above, the Funds have similar investment objectives and are managed by the same portfolio manager. International Fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign countries (equities issued by foreign-based companies and listed on foreign exchanges). Equity Investment seeks long-term capital appreciation, not income. Equity Investment, unlike International Fund, is a feeder fund in a master/feeder arrangement, and pursues its investment objective by investing substantially all of its assets in a master portfolio, the Portfolio. Although International Fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the Unites States). Under normal circumstances, the Portfolio invests at least 80% of total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. While the Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa, it would not typically hold more than 15% of its assets in emerging markets.

The portfolio manager of International Fund uses a combination of two analytical disciplines: bottom-up research and top-down analysis. The portfolio managers of International Fund looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors. Additionally, he considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment. The manager of International Fund may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented. The manager of International Fund will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities. The portfolio manager of the Portfolio employs a strategy of growth at a reasonable price. The portfolio manager seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increased rates of profitability and cash flow, yet their market prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the portfolio manager of the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. The Portfolio’s portfolio manager draws on the insight of experts from a range of financial disciplines—regional stock market specialists, global industry specialists, economists and quantitative analysts—in order to arrive at the between 80 and 100 stocks that the Portfolio normally holds.

In addition, the Portfolio may invest in various types of derivative instruments to increase or decrease exposure to a particular asset class, securities market, index or currency. Similarly, International Fund may invest in certain types of derivatives, although this is not one of its principal investment strategies. The Portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. International Fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Portfolio is a diversified open-end management investment company, and International Fund is a diversified series of an open-end management investment company, meaning that each may not, with certain exceptions, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Also, as a general policy, the Portfolio, like International Fund, will not invest more than 25% of its total assets in any one industry.

DeIM believes that International Fund should provide a comparable investment opportunity for shareholders of Equity Investment. It is anticipated that there will be a pre-merger liquidation by Equity Investment of all investments that are not consistent with the current investment objectives, policies and restrictions of International Fund.

For a more detailed description of the investment techniques used by International Fund and Equity Investment, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks. As with any mutual fund, you may lose money by investing in International Fund. Certain risks associated with an investment in International Fund are summarized below. Subject to limited exceptions, the risks of an investment in International Fund are substantially similar to the risks of an investment in Equity Investment. The table below indicates the principal risks to which each Fund is subject. However, other factors may impact the value of securities held by a Fund, cause you to lose money or cause a Fund’s performance to trail that of other investments. International Fund could be subject to additional principal risks because the types of investments it makes can change over time. More detailed descriptions of the risks associated with an investment in International Fund can be found in the current prospectus and statement of additional information for International Fund.

	Stock Market Risk	Foreign Investment Risk								Emerging Markets Risk	Pricing Risk	Securities Lending Risk
		Political Risk	Information Risk	Liquidity Risk	Regulatory Risk	Currency Risk	Limited Legal Recourse Risk	Trading Practice Risk	Taxes
Equity Investment	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
International Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Stock Market Risk. As with most stock funds, the most important factor with International Fund is how stock markets perform, both in the U.S. and abroad. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign markets involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the U.S. dollar will affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the U.S.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special U.S. tax considerations may apply to the fund’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if International Fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by International Fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by International Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other risk factors that could affect each Fund’s performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements.

Performance Information. The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The bar charts do not reflect sales loads; if they did, total returns would be lower than those shown. The table following the charts shows how each Fund’s performance compares to that of two broad-based market indices (which, unlike a Fund, do not have any fees or expenses). The performance figures for each class of International Fund before August 2, 1999 (inception date of Class A, formerly, Class R) and December 29, 2000 (inception date of Classes B and C) are based on the historical performance of the Fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A. Class A shares are invested in the same portfolio as Institutional Class shares, and their annual total returns would differ from Institutional Class shares only to the extent that Class A shares have higher gross total annual operating expenses. Because Investment Class shares of International Fund have not begun operations as of the date of this Proxy Statement/Prospectus, the performance figures for Investment Class shares of International Fund are based on the performance of International Fund’s Class A shares, adjusted to reflect the higher gross total annual operating expenses for Investment Class. Because the inception date for Class A, B and C of Equity Investment was June 29, 2001, the performance figures for each such class of Equity Investment before that date are based on the historical performance of the Fund’s original share class (Investment Class), which has the same total annual operating expenses as Class A. Because the Institutional Class shares of Equity Investment have not begun operations as of the date of this Proxy Statement/Prospectus, the performance figures shown for Institutional Class shares of Equity Investment are those of the Institutional Class shares of Equity Institutional, which are invested in the same portfolio as all classes of Equity Investment. The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns (%)

International Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter:     %, Q  ,                         Worst Quarter:     %, Q  ,

Equity Investment

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter:     %, Q  ,                        Worst Quarter:     %, Q  ,

Average Annual Total Returns

(for periods ending 12/31/05)

Past 1 year	Past 5 years	Past 10 years/ Since Inception
International Fund
Class A (return before taxes)%	%	%
Class A (return after taxes on distributions)%	%	%
Class A (return after taxes on distributions and sale of Fund shares)%	%	%
Class B (return before taxes)%	%	%
Class C (return before taxes)%	%	%
Institutional Class (return before taxes)%	%	%
Index 1* (reflects no deductions for fees, expenses or taxes)%	%	%
Index 2** (reflects no deductions for fees, expenses or taxes)%	%	%
Equity Investment
Class A (return before taxes)%	%	%
Class A (return after taxes on distributions)%	%	%
Class A (return after taxes on distributions and sale of Fund shares)%	%	%
Class B (return before taxes)%	%	%
Class C (return before taxes)%	%	%
Institutional Class (return before taxes)%	%	%
Investment Class (return before taxes)%	%	%
Index* (reflects no deductions for fees, expenses or taxes)%	%	%

*	Index 1: The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia, and the Far East.
**	Index 2: The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) + Canada Index is an unmanaged capitalization-weighted index that tracks international stock performance in Europe, Australia, the Far East, Australia and Canada (?).

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or 1-800-621-1048 or visit the DWS Funds website at www.dwsscudder.com for Class A, Class B, Class C or Investment Class shares, or call 1-800-730-1313 for Institutional Class shares.

The table shows returns on a before-tax and after tax-basis. After-tax returns are estimates based on the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns are shown for Class A shares of each Fund only and will vary for Class B, Class C, Investment Class and Institutional Class shares. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

C. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Manager. DeIM is the investment adviser for International Fund and DeAM, Inc. is the investment adviser of Equity Investment. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes International Fund’s investment decisions, buys and sells securities for International Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Equity Investment is a series of Institutional Funds, a Massachusetts business trust governed by Massachusetts law. Equity Investment is governed by a Declaration of Trust dated July 21, 1986, as amended from time to time.

DeIM is a part of DeAM and is an indirect wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Distribution and Service Fees. Pursuant to a separate Underwriting Agreement and separate Distribution Services Agreements, DWS-SDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter or distributor for the Class A, Class B, Class C, Institutional Class and Investment Class shares of both International Fund and Equity Investment, and acts as agent of each Fund in the continuous offering of such shares.

Each Fund has adopted distribution plans on behalf of its Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”). Pursuant to its Rule 12b-1 Plans, Equity Investment’s Class B and Class C shares each have a distribution fee of 0.75%. Pursuant to its Rule 12b-1 Plans, International Fund’s Class B and Class C shares each have a distribution fee of 0.75%. Each Fund also has a service agreement (the “Services Agreement”) with SDI. Pursuant to the Services Agreement, SDI receives a shareholder services fee of up to 0.25% per year with respect to the Class A, Class B and Class C Shares of each Fund. SDI uses the fee to compensate service organizations whose customers invest in Class A, Class B or Class C shares of a Fund for providing certain personal, account, administrative and shareholder liaison services, and may retain any portion of the fee not paid to such firms to compensate itself for shareholder or administrative functions performed for the Fund. All amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares. Because these fees are paid out of the applicable Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. The International Fund 12b-1 Plan and shareholder services fee structure will remain in effect following the merger. Neither Fund’s Investment Class or Institutional Class shares have a distribution fee.

Directors and Officers. The Directors of DWS International Fund, Inc. (of which International Fund is a series) are different from the Trustees of Advisor Funds. As more fully described in the statement of additional information for International Fund, which is available upon request, the following individuals comprise the Board of Directors of DWS International Fund, Inc.: Dawn-Marie Driscoll (Chair), Henry P. Becton, Jr., Keith R. Fox, Kenneth C. Froewiss, Jean Gleason Stromberg, and Carl W. Vogt. In addition the officers of DWS International Fund, Inc. are different than those of Advisor Funds.

The shareholders of Equity Investment are being asked to elect a board of trustees that includes the directors of International Fund, and similarly, in a separate proxy statement the shareholders of International Fund have been asked to elect a board of directors that includes all the current trustees of Equity Investment. See Proposal I, “Election of Trustees.”

Independent Registered Public Accounting Firms (“Auditors”). PricewaterhouseCoopers LLP serves as Auditor for both International Fund and Equity Investment.

Charter Documents. International Fund is a series of DWS International Fund, Inc., a Maryland corporation, and is governed by Maryland law. Equity Investment is a series of Advisor Funds, a Massachusetts business trust governed by Massachusetts law. International Fund is governed by Articles of Amendment and Restatement effective February 21, 1991, as amended from time to time. Equity Investment is governed by a Declaration of Trust dated July 21, 1986, as amended from time to time. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s charter documents is provided below.

Shareholders of Equity Investment and International Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class when so required by the 1940 Act or, for International Fund, by Maryland General Corporation Law, and, in the case of Equity Investment, when the Board of Directors/Trustees determines that the interests of a class in a matter differ from the interests of any other class, then shareholders of such class shall have separate voting rights with respect to the matter. For example, a change in a fundamental investment policy for Equity Investment would be voted upon only by shareholders of the Fund, and adoption of a distribution plan of either Fund relating to a particular class of either Fund and requiring shareholder approval would be voted upon only by shareholders of that class. Annual meetings of the shareholders of either Fund must be called when required by the 1940 Act to elect Directors or Trustees. Meetings of the shareholders of International Fund also may be called by the Board of Directors, the Chairman or the President, and must be called upon written request of a majority of the Directors or at the written request of the holders of at least 25% of the votes entitled to be cast at the meeting. Meetings of the shareholders of Equity Investment may be called by the Trustees, and shall be called by the Trustees for the purpose of voting upon the question of the removal of any Trustee or Trustees when requested in writing to do so by the shareholders of not less than 10% of the outstanding shares.

Shares of Equity Investment have no preemptive or other right to subscribe to additional shares, nor are shareholders of International Fund entitled to any such rights. Shares of each Fund are entitled to dividends as declared by Directors or Trustees, and if a Fund were liquidated, each class of shares of that Fund is entitled to receive the net assets of the Fund attributable to said class. Equity Investment has the right, upon 60 days’ prior notice to the shareholder, to liquidate involuntarily any shareholder’s account if the aggregate net asset value of the shares held in the account is less than $10,000. The Directors of International Fund may authorize the Fund, at its option and to the extent permitted by and in accordance with applicable law, to redeem stock owned by any shareholder under circumstances deemed appropriate by the Board of Directors in its sole discretion from time to time, such circumstances including but not limited to failure to maintain ownership of a specified minimum number or value of shares of any class, such redemption to be effected at such a price, at such time and subject to such conditions as may be required or permitted by applicable law.

Pursuant to Maryland law, shareholders of DWS International Fund, Inc. are generally not personally liable for the debts of their respective Fund nor for the debts of any other series of the company; the Articles of Incorporation governing International Fund reiterate this principle. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declaration of Trust governing Equity Investment, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund and require notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration of Trust governing Equity Investment provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund.

All consideration received by Equity Investment for the issue or sale of shares of the Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held in trust for the benefit of the Fund, subject to the rights of creditors of the Fund. All consideration received by International Fund for the issue or sale of shares of International Fund together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of DWS International Fund, Inc., subject only to the rights of creditors of International Fund, and belong irrevocably to International Fund for all purposes. The assets and liabilities and the income and expenses attributable to each class of either Fund’s shares shall be determined separately from those of each other class of such Fund’s stock.

The charter documents for DWS International Fund, Inc. do not specify the mechanics by which the corporation or any of its series may be liquidated; however, Maryland law provides that liquidation of a corporation requires the affirmative vote of the holders of two-thirds of the votes entitled to be cast on the matter. The charter documents for Advisor Funds state that the Trust or the Fund may be terminated by the Trustees subject to a “majority shareholder vote” (as that term is defined in the 1940 Act) of each series affected by the matter. The Articles of Incorporation governing International Fund include a provisions that reduces the voting requirement to a majority of the votes entitled to be cast on the matter.

The Articles of Incorporation governing International Fund may be amended by the affirmative vote of a majority of the votes entitled to be cast on the matter. The Declaration of Trust governing Equity Investment specifies that the Trustees shall amend the Declaration when authorized by a vote of the Trustees and a majority shareholder vote (as that term is defined in the 1940 Act) or any greater majority vote required by applicable law, except that, subject to applicable law, no shareholder authorization is required for amendments that change the name of the trust or supply any omission, cure any ambiguity, or cure, correct or supplement any deficient or inconsistent provision in the Declaration.

The voting powers of shareholders of each Fund with respect to the election of Directors or Trustees are similar. Except as required by the 1940 Act or as described above, the Directors of DWS International Fund, Inc. need not call meetings of the shareholders for the election or reelection of Directors, or to fill vacancies on the Board. However, the charter documents for DWS International Fund, Inc. require that Directors be elected at the annual meeting of stockholders or a special meeting held for that purpose, and if no annual meeting of the stockholders of the corporation is required to be held in a particular year, Directors shall be elected at the next annual meeting held. Subject to the limits of the 1940 Act, vacancies may be filled by a majority of the standing Directors. Subject to the limits of the 1940 Act, any Director of DWS International Fund, Inc. may be removed with or without cause by the affirmative vote of a majority of (a) the Board of Directors; (b) a committee of the Board appointed for such purpose; or (c) the stockholders by vote of a majority of the outstanding shares of the Corporation. Trustees of Advisor Funds may be elected, by plurality vote, at any meeting of stockholders called by the Trustees for that purpose; there is no cumulative voting in the election of Trustees. DWS International Fund, Inc. charter documents are silent on cumulative voting rights in the election of Directors. Subject to the limits of the 1940 Act, the Trustees of Advisor Funds shall fill such vacancies in the Board by appointing such other person as they, in their discretion, shall see fit. Any Trustee of Advisor Funds may be removed from office (i) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, or (ii) at any special meeting of the trust by a vote of two-thirds of the outstanding shares. In addition, shareholders of Equity Investment also have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should be brought or maintained derivatively or as a class action on behalf of the trust or any series or class thereof or the shareholders.

The quorum for the transaction of business at a shareholder meeting of Advisor Funds is a majority of shares entitled to vote in person or by proxy; any lesser number is sufficient to adjourn the meeting, with such adjourned session to be held within a reasonable time after the date set for the original meeting, and without the necessity of further notice. The quorum for a shareholder meeting of DWS International Fund, Inc. is the presence in person or by proxy of the holders of one-third of the shares of stock of the Corporation entitled to vote at the meeting; shareholder meetings may be adjourned without notice other than announcement at the meeting at which the adjournment is taken, and the meeting may not be adjourned to a date more than 120 days after the original record date.

The foregoing is a general summary of certain provisions of the Articles of Incorporation governing International Fund and the Declaration of Trust governing Equity Investment. It is qualified in its entirety by reference to the charter documents themselves.

D. INFORMATION ABOUT THE PROPOSED MERGER

General. The shareholders of Equity Investment are being asked to approve a merger between Equity Investment and International Fund pursuant to an Agreement and Plan of Reorganization between the Funds, the form of which is attached to this Proxy Statement/Prospectus as Exhibit     .

The merger is structured as a transfer of all of the assets of Equity Investment to International Fund in exchange for the assumption by International Fund of all of the liabilities of Equity Investment and for the issuance and delivery to Equity Investment of Merger Shares equal in aggregate value to the net value of the assets transferred to International Fund.

After receipt of the Merger Shares, Equity Investment will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation and termination of Equity Investment, and the legal existence of Equity Investment will be terminated. Each shareholder of Equity Investment will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the date of the exchange to, the aggregate value of the shareholder’s Equity Investment shares.

Prior to the date of the merger, Equity Investment will sell all investments that are not consistent with the current investment objective, policies and restrictions of International Fund, if any, and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of the Equity Investment occurring prior to the merger above that which they would have received absent the merger. DeAM, Inc. has represented that as of [            ], 2006, Equity Investment did not have any investments that were not consistent with the current investment objective, policies and restrictions of International Fund.

The Trustees of Equity Investment have voted to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of Equity Investment entitled to vote a majority of the votes entitled to be cast on the matter at the special meeting.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the

Trustees of Equity Investment and Directors of DWS International Fund, Inc. may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger. DeAM discussed the proposed merger with the Trustees of Equity Investment at a meeting held in [            ]. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of Equity Investment, including all Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act) (the “Disinterested Trustees”), conducted a thorough review of the potential implications of the merger on Equity Investment’s shareholders as well as the various other funds for which they serve as trustee or director. The Disinterested Trustees were assisted in this review by their independent legal counsel. Following the [date] meeting, the Disinterested Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information and negotiated changes to DeAM’s initial proposal.

Following the conclusion of this process, the Trustees of Equity Investment, the directors and trustees of other funds involved and DeAM reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds, and, when required, agreed to submit elements of the plan for approval to shareholders of those funds.

On [            ], the Trustees of Equity Investment, including all Disinterested Trustees, approved the terms of the merger. The Trustees have also agreed to recommend that the merger be approved by Equity Investment shareholders. In making this determination, the Trustees examined all factors that they considered relevant, including information regarding comparative expense ratios, management fees and the tax consequences of the merger to Equity Investment and its shareholders.

In determining to recommend that the shareholders of Equity Investment approve the merger, the Trustees considered, among other factors:

•	The fees and expense ratios of the Funds, including comparisons between the expense ratio of Equity Investment and the estimated operating expense ratio of the combined Fund, and between the estimated operating expense ratio of the combined Fund and other mutual funds with similar investment objectives, and in particular noted that the combined Fund’s total operating expense ratio was anticipated to be equal to or lower than that of Equity Investment currently;

•	That DeAM agreed to cap the combined Fund’s operating expense ratios for approximately a three-year period at levels [at or] below Equity Investment’s current operating expense ratios;

•	The terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests;

•	Similarities between Equity Investment’s and International Fund’s investment objectives, policies, restrictions and portfolios;

•	That the service features available to shareholders of Equity Investment and International Fund were substantially similar on a class-level basis;

•	That the costs of the merger would be borne by DeAM;

•	Prospects for the combined Fund to attract additional assets;

•	The tax consequences of the merger on Equity Investment and its shareholders, as well as the historical and pro forma attributes of Equity Investment. The Trustees considered the potentially negative impact of the merger on the shareholders and determined that any such impact was likely to be outweighed by the benefits of the merger to the shareholders, including those summarized above;

•	The investment performance of Equity Investment and International Fund;

•	That [ ] [has/have] agreed to indemnify International Fund against certain liabilities that Equity Investment may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in International Fund (see the Section titled “Market Timing Related Regulatory and Litigation Matters” below) so that the likelihood that the combined Fund would suffer any loss is considered by Fund management to be remote; and

•	[That, in connection with the merger, DeIM has agreed to indemnify the Disinterested Trustees of Equity Investment against certain liabilities that such Disinterested Trustees may incur arising by reason of having served as Trustees of Equity Investment.]

The Trustees also gave consideration to possible economies of scale that might be realized from the merger. The Trustees considered the impact of the merger on the total expenses to be borne by shareholders of Equity Investment. The Trustees also considered that the merger would permit the shareholders of Equity Investment to pursue similar investment goals in a larger fund.

The Trustees also considered the potential tax consequences to shareholders as a result of differences in the Funds’ realized or unrealized capital gains or losses and capital loss carry-forwards. Although the merger will be achieved on a federally tax-free basis (see “Federal Income Tax Consequences”), there are differences in the Funds’ unrealized gains or losses, tax loss carryforwards and portfolio turnover rates that may affect the timing and amount of any future capital gain distributions paid to shareholders.

	12/31/05 Unrealized Gain (Loss)			12/31/05 Unrealized Gain (Loss) as % of 12/31/05 Net Assets		12/31/05 Loss Carryforwards			12/31/05 Loss Carryforwards as % of 12/31/05 Net Assets		12/31/05 Portfolio Turnover Rate
Equity Investment	$	[	]	[	]%	$	[	]	[	]%	[	]%
International Fund	$	[	]	[	]%	$	[	]	[	]%	[	]%

As of [date], the amount of each Fund’s respective unrealized gain was less than its respective capital loss carryforward. Consequently, there is likely to be no potential tax liability transfer to either the shareholders of Equity Investment or the shareholders of International Fund as a result of the merger. Because both Funds have unrealized gains, however, none of their respective capital loss carryforwards can generally be used to offset the unrealized gain of the other Fund when recognized by the combined Fund for the five-year period beginning on the date of the consummation of the merger. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time. As a result, it is possible that some or all of each Fund’s capital loss carryforward will expire unused. After the merger, the ability of the combined Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the source and existence of capital gains against which these losses may be offset.

The Board of Trustees considered the possibility that shareholders of Equity Investment in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (shareholders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

Based on all of the foregoing, the Trustees concluded that Equity Investment’s participation in the merger would be in the best interests of Equity Investment and would not dilute the interests of Equity Investment’s existing shareholders. The Board of Trustees of Equity Investment, including all of the Disinterested Trustees, unanimously recommends that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit     . The Agreement provides that International Fund will acquire all of the assets of Equity Investment solely in exchange for the assumption by International Fund of all of the liabilities of Equity Investment and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on [            ], or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Equity Investment will transfer all of its assets to International Fund, and in exchange, International Fund will assume all of the liabilities of Equity Investment and deliver to Equity Investment a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Equity Investment attributable to shares of the corresponding class of Equity Investment, less the value of the liabilities of Equity Investment assumed by International Fund attributable to shares of such class of Equity Investment. Immediately following the transfer of assets on the Exchange Date, Equity Investment will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Equity Investment, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Equity Investment. As a result of the proposed merger, each shareholder of Equity Investment will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of the Equity Investment shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of International Fund in the name of such Equity Investment shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Directors/Trustees of Equity Investment and DWS International Fund, Inc. have determined that the proposed merger is in the best interests of Equity Investment and International Fund, respectively, and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of International Fund and Equity Investment, (ii) by either party if the merger shall not be consummated by [            ], 2006 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Equity Investment approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Equity Investment are added to the portfolio of International Fund, the resulting portfolio will meet the investment objective, policies and restrictions of International Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $[            ]. [All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.]

Description of the Merger Shares. Merger Shares will be issued to Equity Investment’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class A, Class B, Class C, Institutional Class and Investment Class shares of International Fund. Investment Class shares of International Fund are not currently offered and are being offered for the first time in connection with the merger. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Equity Investment. Your Merger Shares will be treated as having been purchased on the date you purchased your Equity Investment shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the International Fund prospectus, a copy of which is included with this Proxy Statement/Prospectus.

Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by International Fund of all of the assets of Equity Investment solely in exchange for Merger Shares and the assumption by International Fund of all of Equity Investment liabilities followed by the distribution by Equity Investment to its shareholders of Merger Shares in complete liquidation of Equity Investment, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Equity Investment and International Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, no gain or loss will be recognized by Equity Investment upon the transfer of Equity Investment’s assets to and the assumption of the Equity Investment liabilities by International Fund or upon the distribution of the Merger Shares to Equity Investment’s shareholders in liquidation of Equity Investment;

(iii)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of Equity Investment on the exchange of their shares of Equity Investment for Merger Shares;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by Equity Investment’s shareholders will be the same as the aggregate basis of Equity Investment shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of Equity Investment will include the holding periods of Equity Investment shares exchanged therefor, provided that at the time of the reorganization Equity Investment shares are held by such shareholders as a capital asset;

(vi)	under Section 1032 of the Code, no gain or loss will be recognized by International Fund upon the receipt of assets of Equity Investment in exchange for Merger Shares and the assumption by International Fund of the liabilities of Equity Investment;

(vii)	under Section 362(b) of the Code, the basis in the hands of International Fund of the assets of Equity Investment transferred to International Fund will be the same as the basis of such assets in the hands of Equity Investment immediately prior to the transfer;

(viii)	under Section 1223(2) of the Code, the holding periods of the assets of Equity Investment in the hands of International Fund will include the periods during which such assets were held by Equity Investment; and

(ix)	International Fund will succeed to and take into account the items of Equity Investment described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

International Fund’s ability to carry forward the pre-merger losses of the applicable acquired Fund will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on [date], Equity Investment would have lost the benefit of approximately     % of its gross losses (i.e., year end capital loss carryforwards as adjusted by any year to date realized gains or losses) or     % of its net losses (i.e., gross losses as further adjusted by any deemed recognition of unrealized gains). Equity Investment would have lost the benefit of approximately     % of its gross losses or     % of its net losses. Prior to the reorganization, the International Fund would have had gross losses equal to approximately     % of its net asset value and Equity Investment would have had gross losses equal to approximately     % of its net asset value that would otherwise have been available to offset the fund’s future gains, but those losses would have been both limited and spread over a large asset base as a result of the transaction. Once the combined Equity Institutional-Equity Investment Fund combines with the International Fund, which has smaller gross losses of approximately     % of its net asset value, the combined fund would have had gross losses of only     % of its combined net assets. As a result, the International Fund would suffer a reduction in the amount of losses it would be able to use to offset future gains.

As a result of the reduction in the relative amount of the capital loss carryforwards and unrealized losses available to shareholders of Equity Investment following the merger, former shareholders of Equity Investment could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if such merger did not occur.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

The portfolio turnover rate for International Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the twelve-month period ended [date] was [ ]%. The portfolio turnover rate for Equity Investment for the twelve-month period ended [date] was [ ]%. While these figures do not reflect a significant difference between the Funds, a higher portfolio turnover rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and, in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gain, annually in November and December of each year and to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November and December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check or deposited directly to the shareholder’s bank account. If the Agreement is approved by Equity Investment’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

Capitalization. The following table shows the unaudited capitalization of each Fund as of [date] and of International Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	International Fund	Equity Investment	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$	$	$	$
Class B Shares	$	$	$	$
Class C Shares	$	$	$	$
Institutional Class Shares	$	$	$	$
Investment Class Shares	$	$	$	$
Class AARP Shares	$	$	$	$
Class S Shares	$	$	$	$

Total Net Assets	$	$		$

Shares Outstanding
Class A Shares	$	$	$	$
Class B Shares	$	$	$	$
Class C Shares	$	$	$	$
Institutional Class Shares	$	$	$	$
Investment Class Shares	$	$	$	$
Class AARP Shares	$	$	$	$
Class S Shares	$	$	$	$
Net Asset Value per Share
Class A Shares	$	$	$	$
Class B Shares	$	$	$	$
Class C Shares	$	$	$	$
Institutional Class Shares	$	$	$	$
Investment Class Shares	$	$	$	$
Class AARP Shares	$	$	$	$
Class S Shares	$	$	$	$

(1)	Assumes the merger had been consummated on [date], and is for information purposes only. No assurance can be given as to how many shares of International Fund will be received by the shareholders of Equity Investment on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of International Fund that actually will be received on or after such date.

Unaudited pro forma combined financial statements of the Funds as of [date] and for the twelve-month period then ended are included in the Merger SAI. Because the Agreement provides that International Fund will be the surviving Fund following the merger, and because International Fund’s investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of Equity Investment to International Fund as contemplated by the Agreement.

The Board of Trustees of Equity Investment, including all of the Disinterested Trustees, recommends approval of the merger.

* * * * * *

INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETINGS

General. This Proxy Statement/Prospectus is furnished in connection with the proposed merger of Equity Institutional with and into Equity Investment, the proposed merger of Equity Investment with and into International Fund, the other Proposals and the solicitation of proxies by and on behalf of the Trustees of each of Equity Institutional and Equity Investment for use at the Special Meeting of Shareholders (the “Meeting”). The Meeting is to be held May 5, 2006 at 4:00 p.m. Eastern time, at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Proxy Statement/Prospectus and the enclosed form of proxy are being mailed to shareholders on or about [date], 2006.

As of February 10, 2006, each of Equity Institutional and Equity Investment had the following number of shares outstanding:

Equity Institutional
Institutional Class	541,869.56 shares
Equity Investment
Class A	472,475.27 shares
Class B	92,208.64 shares
Class C	68,117.06 shares
Investment Class	10,533,328.86 shares

Only shareholders of record on February 10, 2006 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of Equity Institutional and Equity Investment know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote. Proxies for the Meeting are being solicited from each of Equity Institutional’s and Equity Investment’s shareholders by the Trustees of Equity Institutional and Equity Investment, respectively. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of a Proposal. The specific voting requirement to approve each Proposal is discussed in the applicable Proposal.

Record Date, Quorum and Method of Tabulation. Shareholders of record of the applicable Fund at the close of business on February 10, 2006 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the outstanding voting securities of the applicable Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons present or named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the applicable Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. Shareholders will vote by Trust on Proposal I and Proposal IV, and by individual Fund on Proposal II-A, Proposal II-B, Proposal II-C, Proposal III, Proposal VI, and Proposal VII. Shareholders of Class B and C of Equity Investment will vote separately with respect to Proposal V. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will have no effect on Proposal I, but will have the effect of a “no” vote on each other Proposal. Because brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote in uncontested elections of Trustees, there will be no broker “non-votes” in connection with Proposal I. Broker “non-votes” will have the effect of a negative vote on each other Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Master-Feeder Structure. Each of Equity Institutional and Equity Investment is a “feeder” fund in a master-feeder fund arrangement with the Portfolio. The Portfolio in which these Funds invest is organized as a registered open-end investment company established as a trust under the laws of the State of New York. Each of Equity Institutional and Equity Investment seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio with the same investment objectives and policies. Shareholders are being asked to elect Board Members and adopt the Proposed Investment Management Agreement, DeIM Agreement, Sub-Adviser Approval Policy and revised fundamental investment restrictions for the Portfolio. Pursuant to the requirements of the 1940 Act applicable to master-feeder arrangements, the voting rights of each Fund with respect to the Portfolio shares it holds must be passed through to the Fund’s own shareholders.

As a result of the master-feeder structure, approval of Proposal I requires the affirmative vote of a plurality of the votes cast in person or by proxy at the meetings of shareholders of all the Portfolio’s various feeder funds voting collectively. Approval of Proposal II-A, Proposal II-B, Proposal II-C and each part of Proposal III will require the affirmative vote of a majority of the outstanding voting securities of the Portfolio’s various feeder funds as shareholders of the Portfolio. As defined in the 1940 Act, majority of the outstanding voting securities means the lesser of (a) 67% or more of the outstanding shares of the applicable Portfolio present at the Meeting, if the holders of more than 50% of the shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio (with respect to the applicable feeder funds), determined by reference to the shares outstanding of the various feeder funds. Shareholders of Equity Investment and Equity Institutional who do not vote will not affect the Funds’ votes at the Portfolio meeting. The percentage of each

Fund’s votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Fund in the same proportion as the Fund shareholders who do, in fact, vote.

Share Ownership. As of February 10, 2006, the officers and Trustees of Equity Institutional and Equity Investment and the officers and Directors of DWS International Fund, Inc., each as a group, beneficially owned less than 1% of the outstanding shares of Equity Institutional, Equity Investment and International Fund, respectively. To the knowledge of Equity Investment, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Equity Investment as of such date:

Class	Shareholder Name and Address	Percentage Owned

To the knowledge of Equity Institutional, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Equity Institutional as of such date:

Class	Shareholder Name and Address	Percentage Owned

To the best of the knowledge of International Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of International Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

Solicitation of Proxies. In addition to soliciting proxies by mail, certain officers and representatives of Equity Institutional, Equity Investment and International Fund, officers and employees of DeAM, Inc. and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

Computershare Fund Services (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $[            ]. As the Meeting date approaches, certain shareholders of Equity Institutional and Equity Investment may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Equity Institutional and Equity Investment. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-807-2148. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. As set forth in Exhibit      to this Proxy Statement, the costs of solicitation for all Proposals except Proposals I and II will be borne by the Funds, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ shares, (c) payment to Computershare for its services in soliciting proxies and (d) supplementary solicitations to submit proxies. The Funds’ bearing of proxy costs will not be subject to the cap on total expenses or any fee waivers then in effect. The costs of solicitation for Proposals I and II will be borne by DeAM.

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Equity Institutional or Equity Investment, as applicable, at Two International Place, Boston, MA 02110, (ii) by properly executing a later-dated proxy that is received by the applicable Fund at or prior to the Meeting, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment. In the event that the necessary quorum to transact business or the sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment as to a matter requiring a Trust wide or an individual Fund vote will require the affirmative vote of a majority of the those proxies that they are entitled to vote FOR a Proposal votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote Trust’s or Fund’s in favor of an adjournment with respect to such Proposal. They will vote those proxies required to be voted AGAINST a Proposal against an adjournment with respect to such Proposal.

Principal Underwriter and Administrator. The principal underwriter for each Fund is DWS-SDI, 222 South Riverside Plaza, Chicago, Illinois 60606. ICCC, 345 Park Avenue, New York, New York 10154, provides administrative services on behalf of Equity Institutional and Equity Investment.

Information Concerning Independent Registered Public Accounting Firm. The Board of each Fund has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the

Fund for the current fiscal year. PwC has been the independent registered public accounting firm of each Fund since the Fund’s inception. PwC has informed the Audit Committees for the Funds that it has no material direct or indirect financial interest in the Funds except as their independent registered public accounting firms.

Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The following table shows fees billed by PwC to each Fund during that Fund’s two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for Deutsche Asset Management and certain entities controlling, controlled by, or under common control with Deutsche Asset Management that provide ongoing services to the Fund (collectively, the “DeAM Entities”), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each Board has reviewed whether the receipt by the independent registered public accounting firms of non-audit fees from the Fund, Deutsche Asset Management and all DeAM Entities is compatible with maintaining their independence.

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Name of Fund	Fund	Fund	DeAM Entities	Fund	DeAM Entities	Fund	DeAM Entities
Equity Institutional
2004
2005
Equity Investment
2004
2005

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of each Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DeAM Entities with respect to operations and financial reporting of the Fund, except that the Chairman of the Audit Committee may grant pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by PwC for services rendered to the Funds and to the DeAM Entities for the two most recent fiscal years for each Fund. In assessing the independence of PwC, the Audit Committee considers the opinions of Fund management.

Name of Fund	Non-Audit Fees
Equity Institutional
2004
2005
Equity Investment
2004
2005

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the applicable Fund, Two International Place, Boston, Massachusetts 02110.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Meetings of shareholders of a Trust shall be called upon the written request of the holders of 10% or more of the total number of shares of such Trust then issued and outstanding and entitled to vote.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT COMPUTERSHARE AT 1-866-807-1248.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

By Order of the Boards,

/s/ John Millette

John Millette

Secretary

EXHIBIT A

PROXY PROPOSALS FOR INTERNATIONAL FUND

Election of Directors. The Board of International Fund has recommended that shareholders elect a unified board for International Fund and certain other Scudder funds (the “Other Scudder Funds”). Accordingly, the Board has submitted for election by shareholders of International Fund the following slate of 13 individuals (the “nominees”): Messrs. Becton, Fox, Froewiss, Jones, Schwarzer, Searcy and Vogt, Mses. Driscoll, Rimel and Stromberg, and Drs. Gruber, Herring and Saunders. All but one of the nominees are “independent” board members and already serve as a board member on one or more funds for which Deutsche Investment Management Americas Inc. (“DeIM”), or its affiliate, Deutsche Asset Management, Inc., provides investment advisory and other services. Messrs. Becton, Fox, Vogt and Froewiss and Mses. Driscoll and Stromberg currently serve as board members of International Fund. Messrs. Jones and Searcy, Drs. Gruber, Herring and Saunders, and Ms. Rimel currently serve as board members of certain Other Scudder Funds. Mr. Schwarzer, Head of Scudder Investments, is the sole nominee who would be an interested director by virtue of his positions with Deutsche Asset Management and does not currently serve on the boards of International Fund or the Other Scudder Funds.

Approval of an Investment Management Agreement. International Fund shareholders are being asked to approve an amended and restated Investment Management Agreement as part of an overall plan to standardize and add flexibility to the management agreements for all of the Scudder funds, including International Fund. Currently, DeIM provides both investment management and administrative services required for the operation of International Fund under a single management agreement (the “Management Agreement”). DeIM also currently provides accounting services to International Fund under a separate accounting services agreement (the “Accounting Services Agreement”). The proposed changes would result in an amended and restated Investment Management Agreement covering only those services related to the management of International Fund’s portfolio investments and a new administrative services agreement (the “Administrative Services Agreement”) covering both those administrative services previously included in the Management Agreement and those accounting services previously included in the Accounting Services Agreement. Services provided under the Management Agreement, which will now be provided under the separate Administrative Services Agreement, include supervising and managing all aspects of International Fund’s operations, except for distribution services, and supervising the operations of International Fund’s third party service providers. The scope of services provided to International Fund by DeIM, and DeIM’s standard of care as an investment adviser, would not be reduced. A comparison of the effective fees payable under the current and proposed arrangements (at December 31, 2004 asset levels) is shown below:

Current Fees:		Proposed Fees:
Management	1.250%	Management	1.165%
Accounting	0.085%	Administrative	0.100%

Total	1.335%	Total	1.265%

Approval of a New Subadviser Approval Process. The Board of International Fund has approved, and recommends that shareholders approve, a policy that would permit DeIM, subject to the approval of the Board and a majority of the Independent Directors, to appoint and replace subadvisers without shareholder approval (the “Subadviser Approval Policy”). In addition, the Board approved, and recommends that shareholders approve, a policy that would permit DeIM to change any subadvisory agreement, if applicable, for International Fund in the future without shareholder approval. If approved by shareholders, the policy would apply only to subadvisers that are not affiliated with DeIM. Shareholder approval of the Subadviser Approval Policy would have no effect on the total amount of management fees paid by a Fund to DeIM or DeIM’s duties and responsibilities toward the Fund under the current Management Agreement or the proposed Investment Management Agreement.

Approval of a Revised Fundamental Investment Restriction Regarding Commodities. The current fundamental investment restriction of International Fund prohibits the purchase of physical commodities or contracts related to physical commodities. Under the proposed restriction, International Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. Amending this investment restriction currently is not expected to have a material effect on International Fund, but would provide International Fund with flexibility to invest in physical commodities and contracts related to physical commodities in the future to the extent DeIM and the Board determine such investments could assist International Fund in achieving its investment objectives and are consistent with the best interests of shareholders. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, it would be subject to the additional risks of that particular physical commodity and its related market. The value of commodities and commodity-related instruments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors.

Approval of Revised Articles of Incorporation. The Directors of International Fund recommend that shareholders vote to approve Amended and Restated Articles of Incorporation (the “Revised Articles”). Adoption of the Revised Articles will not alter in any way the Directors’ existing fiduciary obligations, nor will International Fund’s current investments and investment policies change by virtue of the adoption of the Revised Articles. The discussion below highlights certain differences between the current articles of incorporation (the “Current Articles”) and the Revised Articles. The most significant changes are described below under the caption “Significant Changes,” and other substantive and stylistic differences are described below under the caption “Other Changes.” If the Revised Articles are approved by shareholders of SIF, they will become effective upon their filing with the State of Maryland, and the Board will adopt conforming Amended and Restated Bylaws (no shareholder approval is required for the Amended and Restated Bylaws).

Significant Changes

Standard of Care of Certain Directors. The Revised Articles seek to clarify that the standard of care or liability imposed upon chairpersons of the Board, a member or chairperson of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert), the lead Independent Director or a Director who has special skills or any other special appointment, designation or identification shall be the same as that imposed on a Director in the absence of such designations, appointments, expertise or identifications and that such a designation will not effect that Director’s rights or entitlement to indemnification. The Current Articles do not contain a similar provision.

Conversion. The Current Articles provide that the shares of one class will automatically convert into another class of shares upon such terms and conditions established by the Board (e.g., Class B shares will automatically convert into Class A shares). The Revised Articles do not include such provisions and instead provide that shares of a particular fund or class may be automatically converted by SIF into shares of another fund or class subject to terms determined by the Board. If the Revised Articles are approved, it is anticipated that DeIM will recommend that the Board consider various share class conversions as part of its broader program to streamline fund operations. For example, DeIM has advised the Board that it likely would propose one or more share class combinations, including the combination of the AARP Class and Class S (both of which are direct-sold classes). It is anticipated that the combined share class would adopt the expense structure that is the lowest of the two current classes. Currently, International Fund does not have AARP Class or Class S shares.

Small Accounts. The Revised Articles provide that the Board may, in its discretion, impose fees on accounts that do not exceed a minimum investment amount and may involuntarily redeem shares in any such account in payment of such fee. The Current Articles imply that SIF could take these actions. DeIM has advised the Board that it intends to present a proposal to the Board involving the imposition of small account fees. If the Directors were to approve such a proposal, small account fees may be imposed in the future.

Other Changes

1. The Revised Articles permit the Directors to require disclosure of such information with respect to the direct and indirect ownership of shares as the Directors may deem necessary, disclose such information for any reason and redeem the shares of shareholders that do not comply with such a demand. The Current Articles do not include a provision on this issue.

2. The Revised Articles provide that shareholders may take action by delivering a consent, in writing or by electronic transmission, of the shareholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a shareholders’ meeting. Because the Current Articles do not contain a similar provision, Maryland law requires unanimous consent when shareholders act without a formal meeting.

3. The Current Articles provide that a Director may be removed by the Board or a committee of the Board appointed for such purpose. Because such a provision is generally considered to be unenforceable under Maryland law, it has not been included in the Revised Articles.

4. The Revised Articles provide that shareholders of SIF or any of its funds or classes will not be entitled to exercise appraisal rights provided under Maryland corporate law. Maryland corporate law was recently amended to provide that a Maryland corporation’s articles of incorporation may eliminate appraisal rights for shareholders. Regardless of whether articles of incorporation include a provision eliminating appraisal rights, shareholders of open-end investment companies like the Funds may not exercise appraisal rights where the value placed on the stock in the transaction is its net asset value.

5. The Revised Articles give Directors discretion with respect to certain aspects of the determination of net asset value and certain other accounting issues. The Current Articles generally have less flexible provisions relating to the determination of net asset value and those accounting issues.

6. The Restated Articles make explicit that fees or charges may be imposed on shares being redeemed and standardize language concerning redemption of shares.

7. The Restated Articles provide Directors with explicit authority to establish and/or change sales loads or charges, expenses and fees (such as distribution and administrative expenses and administrative, recordkeeping, redemption and service fees), account size requirements and other rights and provisions applicable to shares of each fund or class, in accordance with the 1940 Act.

8. The Restated Articles emphasize that shareholders of a particular fund or class are not permitted to participate in a derivative or class action on behalf of another fund or class or the shareholders of another fund or class.

9. The Restated Articles also provide that the composition of any dividend, distribution, payment for shares redeemed or payment upon liquidation, termination or dissolution (e.g., cash, securities and/or other assets) will be determined by SIF in its sole discretion and may be different among shareholders (including differences among shareholders in the same fund or class).

EXHIBIT B

NEW YORK DWS FUNDS

DWS Advisor Funds

Cash Management Fund Investment

Tax Free Money Fund Investment

NY Tax Free Money Fund Investment

Treasury Money Fund Investment

DWS International Equity Fund*

DWS Mid Cap Growth Fund

DWS Small Cap Growth Fund

DWS Short Duration Plus Fund

DWS Advisor Funds II

DWS EAFE Equity Index Fund

DWS U.S. Bond Index Fund

DWS Advisor Funds III

Money Market Fund Investment

DWS Lifecycle Long Range Fund

DWS Institutional Funds

Cash Management Fund Institutional

Cash Reserves Fund Institutional

Treasury Money Fund

DWS International Equity Fund*

DWS Equity 500 Index Fund

Daily Assets Fund Institutional

DWS Commodity Securities Fund

DWS Inflation Protected Plus Fund

DWS Investment Portfolios

DWS U.S. Bond Index Portfolio

DWS EAFE Equity Index Portfolio

DWS Short Duration Plus Portfolio

Cash Management Portfolio

Treasury Money Portfolio

International Equity Portfolio

Equity 500 Index Portfolio

DWS Investments Trust

DWS International Select Equity Fund

DWS Core Fixed Income Fund

DWS Short Duration Fund

DWS Short-Term Municipal Bond Fund

DWS High Income Plus Fund

DWS Micro Cap Fund

DWS Investments VIT Funds

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

DWS Real Estate Securities VIP

Cash Reserve Fund, Inc.

Prime Series

Treasury Series

Tax-Free Series

DWS Communications Fund

DWS Value Builder Fund

DWS Equity Partners Fund

DWS RREEF Securities Trust

DWS RREEF Real Estate Securities Fund

DWS Investors Funds, Inc.

DWS Japan Equity Fund

DWS RREEF Real Estate Fund, Inc. (closed-end fund)

DWS RREEF Real Estate Fund II, Inc. (closed-end fund)

FUNDS GOVERNED BY THE COMMON BOARD

DWS Global Commodities Stock Fund, Inc. (closed-end fund)

DWS Global High Income Fund, Inc. (closed-end fund)

*Denotes Funds covered by this proxy statement.

EXHIBIT B

BOSTON DWS FUNDS

Global/International Fund, Inc.

DWS Global Opportunities Fund

DWS Emerging Markets Fixed Income Fund

DWS Global Thematic Fund

DWS Global Bond Fund

Investment Trust

DWS Capital Growth Fund

DWS Growth & Income Fund

DWS Large Company Growth Fund

DWS S&P 500 Index Fund

DWS Small Cap Core Fund

DWS Cash Investment Trust

DWS Funds Trust

DWS Short Term Bond Fund

DWS Income Trust

DWS GNMA Fund

DWS International Fund, Inc.

DWS Emerging Markets Equity Fund

DWS Europe Equity Fund

DWS International Fund

DWS Latin America Equity Fund

DWS Pacific Opportunities Equity Fund

DWS Money Market Trust

Money Market Series

DWS Municipal Trust

DWS High Yield Tax Free Fund

DWS Managed Municipal Bond Fund

DWS Mutual Funds, Inc.

DWS Gold & Precious Metals Fund

DWS Allocation Series

DWS Conservative Allocation Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Moderate Allocation Fund

DWS Portfolio Trust

DWS Core Plus Income Fund

DWS Securities Trust

DWS Health Care Fund

DWS Small Cap Value Fund

DWS State Tax Free Trust

DWS Massachusetts Tax-Free Fund

DWS Tax Free Money Fund

DWS Tax Free Trust

DWS Intermediate Tax/AMT Free Fund

DWS U.S. Treasury Money Fund

DWS Variable Series I

DWS Bond VA

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS Growth & Income VIP

DWS Health Care VIP

DWS International VIP

Money Market VIP

Value Equity Trust

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

FUNDS GOVERNED BY THE COMMON BOARD

DWS Global Commodities Stock Fund, Inc. (closed-end fund)

DWS Global High Income Fund, Inc. (closed-end fund)

EXHIBIT C

NOMINEE COMPENSATION

The tables below show (i) the compensation paid to the nominees by each New York DWS Fund for its most recently completed fiscal year and (ii) the total compensation received by each nominee from the DWS fund complex for the calendar year 2005. Mr. Schwarzer was nominated for election to the Board of the Funds on December 2, 2005, is an interested person of the Funds and received no compensation from the Funds or any Fund in the DWS fund complex during the relevant periods.

	Aggregate Compensation from Funds
Name of Nominee	Equity Institutional	Equity Investment
Current Board Member Nominees
Martin J. Gruber	$567	$567
Richard J. Herring	$567	$567
Graham E. Jones	$567	$567
Rebecca W. Rimel	$567	$567
Philip Saunders, Jr.	$567	$567
William N. Searcy, Jr.	$567	$567
Other Nominees
Henry P. Becton, Jr.	N/A	N/A
Dawn-Marie Driscoll	N/A	N/A
Keith R. Fox	N/A	N/A
Kenneth C. Froewiss	N/A	N/A
Jean Gleason Stromberg	N/A	N/A
Carl W. Vogt	N/A	N/A
Interested Nominee
Axel Schwarzer	N/A	N/A

Name of Nominee	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from All New York DWS Funds (2), (3)
Independent Nominees
Henry P. Becton, Jr.	N/A	N/A	$164,000
Dawn-Marie Driscoll(4)	N/A	N/A	$203,829
Keith R. Fox	N/A	N/A	$184,829
Kenneth C. Froewiss(5)	N/A	N/A	$129,687
Martin J. Gruber	$0	$0	$136,000
Richard J. Herring(1)	$0	$0	$138,000
Graham E. Jones	$0	$0	$137,000
Rebecca W. Rimel(1)	$0	$0	$164,120
Philip Saunders, Jr.(1)	$0	$0	$138,000
William N. Searcy, Jr.	$0	$0	$149,000
Jean Gleason Stromberg	N/A	N/A	$178,549
Carl W. Vogt	N/A	N/A	$162,049
Interested Nominee
Axel Schwarzer	N/A	N/A	N/A

(1)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(2)	Aggregate compensation reflects amounts paid to the Board Members, except Mr. Froewiss, for special meetings of ad hoc committees of the New York and Boston Boards in connection with the possible consolidation of the various DWS Fund Boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $3,000 for Dr. Herring, $11,0000 for Mr. Jones, $12,280 for Ms. Rimel, $3,500 for Dr. Saunders, $17,500 for Mr. Searcy, $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Funds. Aggregate compensation also reflects amounts paid to the Boston DWS Fund Board Members for special meetings of the Boston Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The Boston DWS Funds were reimbursed for these meeting fees by DeIM.
(3)	During the calendar year 2005, the total number of New York DWS Funds overseen by each Board Member was 55 funds. For each Board Member of the Boston DWS Funds, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Boston DWS Board Member, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
(4)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board of the Boston DWS Funds.
(5)	Mr. Froewiss was appointed to the Boston DWS Funds Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

The Nominating/Corporate Governance Committee periodically reviews and recommends compensation for Board Members to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to board members of other mutual fund complexes. In reviewing and recommending Board Member compensation, the Nominating/Corporate Governance Committee considers, among other factors, the time commitment involved in serving as a Board Member of the Funds, the fiduciary responsibilities of Board Members and the number and complexity of the funds overseen by Board Members.

Certain New York DWS Funds have adopted a Retirement Plan for Board Members who are not employees of the Fund, the Fund’s administrator or their respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years.

Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service	Chair Audit Committee	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board voted to amend the Plan as part of an overall review of the compensation paid to Board Members. The amendments provided that no further benefits would accrue to any current or future Board Members and included a onetime payment of benefits accrued under the Plan to Board Members, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Board Member’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Board Member who receives fees from the Funds is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Drs. Herring and Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

EXHIBIT D

OFFICERS

The following persons are officers of each Fund noted in the table below:

Name, Year of Birth, Position with the Fund and Length of Time Served(1),(2)	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito (1956) President since 2005	Managing Director(3), Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert (1963) Chief Financial Officer, since 2004 Treasurer since 2005	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette(4) (1962) Secretary since 2003	Director(3), Deutsche Asset Management

Patricia DeFilippis (1963) Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger (1962) Assistant Secretary since 2005	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson(4) (1962) Assistant Secretary since 2002	Managing Director(3), Deutsche Asset Management

Scott M. McHugh(4) (1971) Assistant Treasurer since 2005	Director(3), Deutsche Asset Management

Kathleen Sullivan D’Eramo(4) (1957) Assistant Treasurer since 2003	Director(3), Deutsche Asset Management

John Robbins (1966) Anti-Money Laundering Compliance Officer since 2005	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Philip Gallo (1962) Chief Compliance Officer since 2004	Managing Director(3), Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

D-1

Name, Year of Birth, Position with the Fund and Length of Time Served(1),(2)	Business Experience and Directorships During the Past 5 Years
A. Thomas Smith (1956) Chief Legal Officer since 2005	Managing Director(3), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher LLP (1989-1991); staff attorney, U.S. Securities and Exchange Commission and the Illinois Securities Department (1986-1989)

(1)	Unless otherwise indicated, the mailing address of each officer with respect to fund operations is 345 Park Avenue, New York, New York 10154.
(2)	Length of time served represents the date that each officer first began serving in that position with the Funds.
(3)	Executive title, not a board directorship.
(4)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc., ICCC, DeIM or an affiliate serves as the adviser.

D-2

EXHIBIT E

FORM OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, dated as of [            ], 2006, among [Name of Trust/Corporation], a [Massachusetts business trust/Maryland corporation] [(the “Trust”)/(the “Corporation”)], on its own behalf and on behalf of each of the Funds listed on Schedule I to this Agreement (each a “Fund” and together, the “Funds”), and [Deutsche Asset Management, Inc./Investment Company Capital Corp./Deutsche Investment Management Americas Inc.], a Delaware corporation (the “Adviser”).

WHEREAS, the [Trust/Corporation] is engaged in business as [an open-end/a closed-end] investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, The [Trust/Corporation] engages in the business of investing and reinvesting the assets of each Fund in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of each Fund included in the [Trust’s/Corporation’s] Registration Statement on Form [N-1A/N-2], as amended from time to time (the “Registration Statement”), filed by the [Trust/Corporation] under the Investment Company Act and the Securities Act of 1933, as amended;

WHEREAS, the Adviser is engaged principally in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the [Trust/Corporation] desires to retain the Adviser to provide investment management services to each Fund on the terms set out in this Agreement, and the Adviser is willing to provide investment management services to each Fund on the terms set out in this Agreement; and

WHEREAS, the [Trust/Corporation] and the Adviser desire to amend and restate the Investment Management Agreement dated [    ].

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the [Trust/Corporation], each Fund and the Adviser agree as follows:

Appointment and Services.

(a) The [Trust/Corporation] appoints the Adviser to act as investment manager to each Fund. The Adviser accepts its appointment and agrees to provide the services set out in this Agreement for the compensation set out in this Agreement.

(b) Subject to the terms of this Agreement, and the supervision of the Board of [Trustees/Directors], the Adviser will provide continuing investment management of the assets of each Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; the applicable provisions of the Investment Company Act, the rules and regulations thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Adviser will use best efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code. The Adviser will also monitor, to the extent not monitored by the Fund’s administrator or other agent, each Fund’s compliance with its investment and tax guidelines and other compliance policies. Each Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser’s investment advisory clients. In managing each Fund in accordance with the requirements set out in this Section 1, the Adviser will be entitled to receive and act upon advice of counsel for the [Trust/Corporation] or a Fund.

(c) The Adviser will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board of [Trustees/Directors] and disclosed to the Adviser. The Adviser will determine what portion of each Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

(d) The Adviser will provide assistance to the Board of [Trustees/Directors] in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Fund.

(e) The Adviser will maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act, and will make available to the Board of [Trustees/Directors] such records upon request.

(f) The Adviser also agrees to make available to the Board of [Trustees/Directors] the following:

(i) periodic reports on the investment performance of each Fund;

(ii) additional reports and information related to the Adviser’s duties under this Agreement as the Board of [Trustees/Directors] may reasonably request; and

(iii) to the extent held by the Adviser, all of each Fund’s investment records and ledgers as are necessary to assist the [Trust/Corporation] in complying with the requirements of the Investment Company Act and other applicable laws.

      To the extent required by law, the Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided under this Agreement that may be requested.

(g) The Adviser will also provide to each Fund’s administrator, custodian, fund accounting agent, shareholder service agents, transfer agents and other service providers, as required, and to the extent held by the Adviser, information relating to all transactions concerning the assets belonging to the Fund, in each case subject to compliance with applicable privacy standards.

2. Investment Management Fee.

(a) For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the [Trust/Corporation] on behalf of each Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying a Fund’s prior day’s net assets by [ ]% and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Section 2 as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of a Fund and unpaid.

(b) The “average daily net assets” of each Fund will mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of each Fund will always be determined pursuant to the applicable provisions of the [Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”)/ Corporation’s Articles of Incorporation, as amended from time-to-time (the “Articles”)] and the Registration Statement. If the determination of net asset value for a Fund does not take place for any particular day, then for the purposes of this Section 2, the value of the net assets of the Fund as last determined will be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If a Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day will be deemed to be the sole determination thereof on that day for the purposes of this Section 2.

(c) The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time. For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

(d) All rights to compensation under this Agreement for services performed as of the termination of this Agreement shall survive the termination.

3. Expenses.

(a) Except as otherwise specifically provided in this Section 3 or as determined by the Board of [Trustees/Directors], to the extent permitted by applicable law, the Adviser will pay the compensation and expenses of all [Trustees/Directors], officers and executive employees of the [Trust/Corporation] (including a Fund’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to any Fund, the services of such of its directors, officers and employees as may duly be elected officers of the [Trust/Corporation], subject to their individual consent to serve and to any limitations imposed by law. The Adviser will provide at its expense the services described in this Agreement.

(b) The Adviser will not be required to pay any expenses of the [Trust/Corporation] or of a Fund other than those specifically allocated to it in this Section 3. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the [Trust/Corporation]’s [Trustees/Directors] and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of a Fund: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the [Trust/Corporation], a Fund’s custodian or other agents of the [Trust/Corporation]; taxes and governmental fees; fees and expenses of a Fund’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

(c) The Adviser will not be required to pay expenses of any activity which is primarily intended to result in sales of shares of a Fund (the “Shares”) if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Fund’s Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or (ii) the [Trust/Corporation] on behalf of the Fund will have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Fund (or some other party) will assume some or all of such expenses. The Adviser will pay such sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Fund (or some other party) pursuant to such a plan.

4. Delegation of Investment Management Services.    Subject to the prior approval of a majority of the members of the Board of [Trustees/Directors], including a majority of the [Trustees/Directors] who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of a majority of the members of the Board of [Trustees/Directors], including a majority of the [Trustees/Directors] who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

5. Selection of Brokers and Affiliated Transactions.

(a) Subject to the policies established by, and any direction from the [Trust/Corporation]’s Board of [Trustees/Directors] the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the [Trust/Corporation] or be in breach of any obligation owing to the [Trust/Corporation] under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a series’ Prospectus and SAI.

(b) Subject to the policies established by, and any direction from, a Fund’s Board of [Trustees/Directors], the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.

(c) The Adviser and any of its affiliates will not deal with a [Trust/Corporation] or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of a Fund order, except in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation. If the Adviser or any of its affiliates is participating in an underwriting or selling group, a Fund may not buy securities from the group except in accordance with policies established by the Board of [Trustees/Directors] in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(d) The Adviser will promptly communicate to a Fund’s administrator and to the officers and the [Trustees/Directors] of a [Trust/Corporation] such information relating to portfolio transactions as they may reasonably request.

6. Limitation of Liability of Manager.

(a) As an inducement to the Adviser undertaking to provide services to the [Trust/Corporation] and each Fund pursuant to this Agreement, the [Trust/Corporation] and each Fund agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the [Trust/Corporation] or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the [Trust/Corporation], a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) The rights of exculpation provided under this Section 6 are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 6 to the maximum extent permitted by applicable law.

7. Term and Termination.

(a) This Agreement will remain in force with respect to each party until [September 30, 2006] and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the [Trustees/Directors] who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the [Trustees/Directors] of the [Trust/Corporation], or by the vote of a majority of the outstanding voting securities of the respective Fund. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the [Trust/Corporation]’s Board of [Trustees/Directors] on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the [Trust/Corporation]. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

8. Amendment.    No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

9. Services Not Exclusive.    The Adviser’s services to the [Trust/Corporation] and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other Persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or [Trustees/Directors] of the [Trust/Corporation], and that officers or [Trustees/Directors] of the [Trust/Corporation] may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever a Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The [Trust/Corporation] and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.

10. Avoidance of Inconsistent Position.    In connection with purchases or sales of portfolio securities and other investments for the account of a Fund, neither the Adviser nor any of its directors, officers, or employees will act as a principal or agent or receive any commission, except in accordance with applicable law and policies and procedures adopted by the Board of [Trustees/Directors]. The Adviser or its agent will arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for a Fund’s account with brokers or dealers selected by it in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which the Adviser gives any advice to its clients concerning the Shares of a Fund, it will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11. Additional Series.    In the event the [Trust/Corporation] establishes one or more Funds after the effective date of this Agreement, such Funds will become Funds under this Agreement upon approval of this Agreement by the Board of [Trustees/Directors] with respect to the Funds and the execution of an amended Schedule I reflecting the Funds.

12. Delivery of Documents.    Copies of the Registration Statement and each Fund’s Prospectus and SAI have been furnished to the Adviser by the [Trust/Corporation]. The [Trust/Corporation] has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the [Trust/Corporation] and each Fund:

(i) The [Declaration/Articles] dated [            ], as amended to date, together with all filed certificates regarding the establishment and designation of a series of Shares of the [Trust/Corporation], to the extent applicable.

(ii) By-Laws of the [Trust/Corporation] as in effect on the date hereof.

(iii) Resolutions of the [Trustees/Directors] of the [Trust/Corporation] approving the form of this Agreement.

The [Trust/Corporation] will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

*INCLUDE THE FOLLOWING SECTION FOR MA BUSINESS TRUST ONLY*

[13. Limitation of Liability for Claims.

(a) The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name “            Trust” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of a Fund, or Trustee, officer, employee, or agent of the Trust, will be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only will be liable.

(b) The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and it agrees that the obligations assumed by the Trust on behalf of each Fund pursuant to this Agreement will be limited in all cases to a Fund and its assets, and it will not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. The Adviser understands that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.]

[13/14]. Miscellaneous.

(a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(c) This Agreement will be construed in accordance with the laws of [The Commonwealth of Massachusetts/the State of Maryland] without regard to choice of law or conflicts of law principles thereof, provided that nothing in this Agreement will be construed in a manner inconsistent with the Investment Company Act, or in a manner which would cause a Fund to fail to comply with the requirements of Subchapter M of the Code.

(d) This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

(e) If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

(f) This Agreement will supersede all prior investment advisory or management agreements entered into between the Adviser and the [Trust/Corporation] on behalf of a Fund.

[The rest of this page is intentionally blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

[Name of Trust/Corporation]

By:
[Name of Officer]
[Title]

[Name of Trust/Corporation], on

behalf of the Funds set out on Schedule I

By:
[Name of Officer]
[Title]

[DEUTSCHE ASSET MANAGEMENT, INC./INVESTMENT COMPANY CAPITAL CORP./DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.]

By:
[Name]
[Title]

EXHIBIT F

COMPARISON OF CURRENT AND PROPOSED MANAGEMENT, ADMINISTRATIVE, TRANSFER AGENCY AND SUB-RECORDKEEPING FEES

The tables below show the effective fee rates paid under the Current Management Agreements and proposed to be paid under the Investment Management Agreements and Administrative Services Agreements. As explained in Proposal II-A, “Approval of Amended and Restated Investment Management Agreement between Each Fund and Its Current Investment Adviser,” under the Investment Management Agreement the Funds will pay only for portfolio management and related services. The Funds will pay a flat fee of 0.130% for administrative services under the Administrative Services Agreements. Certain Funds currently pay affiliates of Deutsche Asset Management for transfer agency and sub-recordkeeping services through the administration fee; these services are proposed to be unbundled from the administration fee and charged separately to the Funds, as shown below. In addition, certain Funds currently pay for custody services through the administration fee; the custody fees to be charged directly to the Funds by their custodian banks (which are not affiliated with Deutsche Asset Management) are not shown in the tables below. Although some Funds will see increases or decreases in total expenses as a result of the effort to standardize administration fees, and to charge the Funds directly for other services, caps on total expenses will mitigate the effects of any increase through September 30, 2006. The effect of caps on total expenses is not shown in the tables below.

The fees shown below are based on administration, transfer agency and recordkeeping fees for Institutional Class shares of Equity Institutional and Class A shares of Equity Investment. The fee rates shown below are based on the Funds’ most recent fiscal year ends, except that transfer agency and recordkeeping fees are based on average net assets for the review period ended December 31, 2004 (unless otherwise noted).

Equity Institutional

Current Fees:		Proposed Fees:

Management:	0.650%	Management:

Administration:		Administration:	0.130%

Accounting:		Transfer agency

		Sub-recordkeeping

Total:		Total:

Equity Investment

Current Fees:		Proposed Fees:

Management:	0.650%	Management:

Administration:		Administration:	0.130%

Accounting:		Transfer agency:

		Sub-recordkeeping

Total:		Total:

F-1

EXHIBIT G

COMPARISON OF MANAGEMENT FEE RATES

Fund	Management Fee Rate under current Management Agreement(1)	Management Fee Rate under Proposed Investment Management Agreement (“ New Fee”)(1)	Aggregate Amount of DeAM, Inc. management fee under current Management Agreement(1), (2)	Aggregate Amount DeAM, Inc. would have received had the New Fee been in effect(1),(2)	Percentage Change in Aggregate Amount received by DeAM, Inc.(1)
Equity Institutional(3)
Equity Investment(3)

(1)	This comparison is included because it is required by applicable SEC regulations. As noted in the Proxy Statement, the Current Management Agreement for the Funds provides only for investment advisory services; administrative services are provided under a separate agreement.
(2)	Based on average net assets for the Fund’s most recently completed fiscal year.
(3)	Feeder fund in a master-feeder structure.

G-1

EXHIBIT H

TRANSFER AGENCY AND RECORDKEEPING FEES UNDER NEW ADMINISTRATIVE SERVICES AGREEMENTS

Transfer Agency Fees(1)

Fund	Class A	Class B	Class C	Inst’l Class	Inv Class

Equity Institutional	N/A	N/A	N/A		N/A

Equity Investment				N/A

(1)	Based on average net assets for the review period ended December 31, 2004.

Sub-Recordkeeping Fees(1)

Fund	Class A	Class B	Class C	Inst’l Class	Inv Class

Equity Institutional	N/A	N/A	N/A		N/A

Equity Investment				N/A

(1)	Based on average net assets for the review period ended December 31, 2004.

H-1

EXHIBIT I

DESCRIPTION OF CURRENT MANAGEMENT AGREEMENTS

Comparison of Terms of Management Agreements

Investment Management Agreement	Current Management Agreement
Advisory Services

Subject to the terms of this Agreement, and the supervision of the Board, the Adviser will provide continuing investment management of the assets of each Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; of 1940 (the “1940 Act”).

The Adviser will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board and disclosed to the Adviser. The Adviser will determine what portion of each Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

The Adviser shall manage a Series’ affairs and shall supervise all aspects of a Series’ operations including the investment and reinvestment of the cash, securities or other properties comprising a Series’ assets, subject at all times to the policies and control of the Board. The Adviser shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as Adviser.

In carrying out its obligations, the Adviser shall:

(a) supervise and manage all aspects of a Series’ operations, except for distribution services;

(b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

(c) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the Adviser considers desirable for inclusion in a Series’ portfolio;

(d) determine which issuers and securities shall be represented in a Series’ portfolio and regularly report thereon to the Trust’s Board; and

(e) take all actions necessary to carry into effect a Series’ purchase and sale programs.

Fund Administration Services

None.	The Adviser shall provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust’s principal office:.

Expenses

The Adviser will pay the compensation and expenses of all Trustees/Directors, officers and executive employees of the Trust/Corporation (including a Fund’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to	The Adviser shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the Adviser, to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

any Fund, the services of such of its directors, officers and employees as may duly be elected officers of the Trust/Corporation, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser will not be required to pay any expenses of the Trust/Corporation or of a Fund other than those specifically allocated to it in the Investment Management Agreement. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Trust/Corporation’s Trustees/Directors and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of a Fund: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Trust/Corporation, a Fund’s custodian or other agents of the Trust/Corporation; taxes and governmental fees; fees and expenses of a Fund’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust’s distributor under the Trust’s plan of distribution; the charges and expenses of any register, any custodian or depository appointed by the Trust for the safekeeping of a Series’ cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers’ commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust’s shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of the independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage, insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series’ or Trust’s operation unless otherwise explicitly provided herein.

Fees

For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Trust/Corporation on behalf of each Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying a Fund’s prior day’s net assets by [    ]% and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Agreement as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of a Fund and unpaid.

The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time.

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

In addition to the foregoing, the Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust on behalf of the Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Adviser. Any such fee reduction or undertaking may be discontinued or modified by the Adviser at any time.

Delegation

Subject to the prior approval of a majority of the members of the Board, including a majority of the Trustees/Directors who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed.	Subject to the prior approval of a majority of the members of the Trust’s Boards of Trustees, including a majority of the Trustees who are not ‘interested persons,’ as defined in the 1940 Act, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Adviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Adviser’s duties and may adjust the duties of such entity, the portion of Series assets of the Series assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust’s Board who are not ‘interested persons,’ as defined in the 1940 Act; provided, that the Adviser shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Adviser of any of its obligations hereunder.

Brokerage Selection

Subject to the policies established by, and any direction from the Trust/Corporation’s Board the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust/Corporation or be in breach of any obligation owing to the Trust/Corporation under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a series’ Prospectus and SAI.

The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series’ prospectus and statement of additional information.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series’ prospectus and statement of additional information.

Transactions with Affiliates

Subject to the policies established by, and any direction from, a Fund’s Board, the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.	Subject to the policies established by the Board in compliance with applicable law, the Adviser may permit any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to any of its affiliates must be made in conformity with Rule 17e-1 under the 1940 Act.

Allocation of Investment Opportunities

Whenever a Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell	If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. The Adviser or its

securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Trust/Corporation and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.	affiliates may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

Activities of Manager

The Adviser’s services to the Trust/Corporation and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other Persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities.	The services of the Adviser to the Trust on behalf of each Series are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

Limitation of Liability of Adviser

As an inducement to the Adviser undertaking to provide services to the Trust/Corporation and each Fund pursuant to this Agreement, the Trust/Corporation and each Fund agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Trust/Corporation or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Trust/Corporation, a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.	The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Term and Termination

This Agreement will remain in force with respect to each party until September 30, 2006 and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees/Directors who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees/Directors of the Trust/Corporation, or by the vote of a majority of the outstanding voting securities of the respective Fund. The requirement that continuance of this Agreement be “specifically	This Agreement, unless sooner terminated, shall remain in effect with respect to the Trust on behalf of a Series until two years after the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series.

approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust/Corporation’s Board on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust/Corporation. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days’ written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

Amendment

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.	None.

EXHIBIT J

INFORMATION REGARDING THE CURRENT MANAGEMENT AGREEMENTS

Fund	Date of Current Management Agreement	Date Current Management Agreement was last submitted to shareholder vote	Purpose of last submission of Current Management Agreement to shareholders	Date of last renewal of Current Management Agreement by Fund Board)	Action taken by Board (other than renewal) since beginning of Fund’s last fiscal year
Equity Investment	7/30/02	07/30/02	Approval of new Investment Advisory Agreement that includes a provision that the investment advisor can appoint certain affiliates as sub-advisors	9/30/05	n/a

Equity Institutional	7/30/02	07/30/02	Approval of new Investment Advisory Agreement that includes a provision that the investment advisor can appoint certain affiliates as sub-advisors	9/30/05	n/a

J-1

EXHIBIT K

FACTORS CONSIDERED IN CONNECTION WITH BOARD REVIEW OF CURRENT INVESTMENT MANAGEMENT AGREEMENTS

The Board, including the Funds’ Independent Board Members, received information from Deutsche Asset Management to assist them in their consideration of the Funds’ Current Management Agreements. The Board received and considered a variety of information about Deutsche Asset Management, its affiliated service providers and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed all the Funds for which the Board has responsibility. The Board considered factors that it believes relevant to the interests of Fund shareholders, including:

•	The investment management fee schedule for each Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by similar funds and (ii) fee rates paid to Deutsche Asset Management by similar funds and institutional accounts advised by Deutsche Asset Management. The Board gave only limited consideration to fees paid by similar institutional accounts advised by Deutsche Asset Management, in light of the material differences in the scope of services typically provided to mutual funds relative to institutional accounts. The Board concluded that the fee schedule in effect for each Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to each Fund and fees paid by similar funds. See Exhibit K for comparative management fee information provided by Lipper and considered by the Board in connection with each Fund.

•	The extent to which economies of scale would be realized as the Funds grow. As part of its consideration, the Board considered whether the proposed management fee schedules should contain breakpoints or if existing breakpoints should be revised. The Board carefully considered whether the proposed breakpoints would have any real effect on Fund fees. The Board determined that each Fund’s fee schedule represents an appropriate sharing between Fund shareholders and Deutsche Asset Management of such economies of scale as may exist in the management of the Funds at current asset levels.

•	The total operating expenses of each Fund, including relative to each Fund’s respective peer group as determined by Lipper. See Exhibit K for operating expense information provided by Lipper and considered by the Board in connection with each Fund. In this regard, the Board considered that the various expense limitations agreed to by Deutsche Asset Management effectively limit the ability of any Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Funds’ contractual arrangements, and also serve to ensure that no Fund’s total operating expenses would be uncompetitive relative to the applicable Lipper universe.

•	The investment performance of each Fund and Deutsche Asset Management, both absolute and relative to various benchmarks and industry peer groups. See Exhibit K for performance information provided by Lipper and considered by the Board in connection with each Fund. The Board also noted the disappointing investment performance of certain Funds in recent years and continued to discuss with senior management of Deutsche Asset Management the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that Deutsche Asset Management has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

•	The nature, extent and quality of services provided by Deutsche Asset Management. The Board considered extensive information regarding Deutsche Asset Management, including Deutsche Asset Management’s personnel (particularly those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. The Board also considered the terms of the Current Management Agreements, including the scope of services provided under those agreements and the current administrative services agreements. In this regard, the Board concluded that the quality and range of services provided by Deutsche Asset Management have benefited and should continue to benefit the Funds and their shareholders.

•	The costs of the services to, and profits realized by, Deutsche Asset Management and its affiliates from their relationships with the Funds. In analyzing Deutsche Asset Management’s costs and profits, the Board also reviewed the fees paid to and services provided by Deutsche Asset Management and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). The Board concluded that each Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by Deutsche Asset Management and its affiliates in providing services to the Funds.

•	Deutsche Asset Management’s practices regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including its soft dollar practices. In this regard, the Board observed that Deutsche Asset Management had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	Deutsche Asset Management’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered Deutsche Asset Management’s commitment to indemnify the Funds against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by Deutsche Asset Management to documenting and enhancing its compliance procedures in recent years. The Board noted in particular the experience and seniority of Deutsche Asset Management’s chief compliance officer, the large number of personnel who report to him and the substantial commitment of resources by Deutsche Asset Management to compliance matters.

•	The commitment of Deutsche Bank AG (“Deutsche Bank”), Deutsche Asset Management’s parent company, to restructuring and growing its U.S. mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business to improve efficiency and competitiveness. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Funds and their shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its U.S. mutual fund business and the potential benefits to Fund shareholders.

The Board evaluated the Current Management Agreement in light of the proposed changes to such agreement being submitted to shareholders and the fact that the Current Management Agreement would be continued only until the changes could be implemented. Based on all of the foregoing, the Board determined to continue each Fund’s Current Management Agreement and concluded that the continuation of such Agreements was in the best interests of each Fund’s shareholders.

In reaching this conclusion, the Board did not give particular weight to any single factor identified above. The Board reached considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Current Management Agreements.

FACTORS CONSIDERED BY THE BOARD IN APPROVING THE FUNDS’ CURRENT MANAGEMENT AGREEMENTS

EQUITY INSTITUTIONAL

to be completed

In approving the Investment Management Agreement, the Board, including the Independent Trustees, also considered the following factors:

Fund Performance

The comparative Lipper information showed that the Fund’s performance was in the second quartile for the one and three-year periods; however, it was in the third quartile for the five-year period. Based on its review, the Board concluded that the Fund’s investment performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the Current Management Agreement showed that while the Fund’s Contractual Management Fee was in the third quartile in the Fund’s Expense Group for the comparison periods utilized in the Lipper Report (the “Comparison Periods”), the Actual Management Fee and total expenses were in the first quartile for the Comparison Periods.

The Board noted that should shareholders approve the Investment Management Agreement, the Fund and Deutsche Asset Management plan to enter into a fee waiver/expense reimbursement agreement pursuant to which Deutsche Asset Management would be contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the Fund through September 30, 2006 would not exceed [0.40%] for the Premier Class. The Board recognized that because of these fee waivers/expense reimbursements, total expenses would not increase through at least September 30, 2006 under the Investment Management Agreement.

Taking all of the above into consideration, the Board determined that the management fee paid to Deutsche Asset Management was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Management Agreement.

EQUITY INVESTMENT

[TO BE COMPLETED]

In approving the Investment Management Agreement, the Board, including the Independent Trustees, also considered the following factors:

Fund Performance

The comparative Lipper information showed that the Fund’s performance was in the second quartile for the one and three-year periods; however, it was in the third quartile for the five-year period. Based on its review, the Board concluded that the Fund’s investment performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the Current Management Agreement showed that while the Fund’s Contractual Management Fee was in the third quartile in the Fund’s Expense Group for the comparison periods utilized in the Lipper Report (the “Comparison Periods”), the Actual Management Fee and total expenses were in the first quartile for the Comparison Periods.

The Board noted that should shareholders approve the Investment Management Agreement, the Fund and Deutsche Asset Management plan to enter into a fee waiver/expense reimbursement agreement pursuant to which Deutsche Asset Management would be contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of each class of the Fund through September 30, 2006 would not exceed [0.40%] for the Premier Class. The Board recognized that because of these fee waivers/expense reimbursements, total expenses would not increase through at least September 30, 2006 under the Investment Management Agreement.

Taking all of the above into consideration, the Board determined that the management fee paid to Deutsche Asset Management was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Management Agreement.

EXHIBIT L

INFORMATION REGARDING SIMILAR FUNDS

chart of similar funds to come

L-1

EXHIBIT M

INFORMATION REGARDING EACH FUND’S RELATIONSHIP WITH DEUTSCHE ASSET MANAGEMENT AND CERTAIN AFFILIATES

For purposes of the information below, “Affiliated Broker” means any broker:

•	That is an affiliated person of the Fund;

•	That is an affiliated person of such person; or

•	That is an affiliated person of which an affiliated person of the Fund, Deutsche Asset Management, DWS-SDI or the Fund’s administrator.

Equity Institutional

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended October 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
ICCC	Administrator

DWS-Scudder Investments Service Company (“DWS-SISC”)	Transfer agent

DWS-SDI	Shareholder services

Equity Investment

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended October 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee

ICCC	Administrator

DWS-SDI	Distributor	*

DWS-SISC	Transfer agent

DWS-SDI	Shareholder services

*	Paid pursuant to a plan of distribution under Rule 12b-1 under the 1940 Act.

M-1

EXHIBIT N

PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS

If Proposal III is adopted in full by the shareholders of each Fund, the result will be that the Fund will be subject to the fundamental investment restrictions listed below.

1. The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5. The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

6. The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7. The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8. The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

N-1

APPENDIX O

FORM OF AMENDED AND RESTATED DECLARATION OF TRUST

DATED

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

[NAME OF TRUST]

DATED

THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this         day of [                    ], 2006 by the Trustees hereunder.

WHEREAS, the [NAME OF TRUST] was established pursuant to a Declaration of Trust dated [DATE OF ORIGINAL DECLARATION] (as amended to the date hereof, the “Original Declaration”) for the purposes of carrying on the business of a management investment company;

WHEREAS, the Trustees, pursuant to Section [    ], Article [        ] of the Original Declaration, may amend this Declaration with the vote or consent of the Shareholders as required by such Section;

WHEREAS, this Amended and Restated Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

WHEREAS, the Trustees and any successor Trustees elected in accordance with Article II hereof are acquiring and may hereafter acquire assets and properties which they will hold and manage as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth;

WHEREAS, the Trustees declare that they will hold all cash, securities and other assets and properties, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST, and that they will manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Section 1.1. Name. The name of the trust created hereby is the “NAME OF TRUST” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 1.2. Definitions. Wherever they are used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) “By-Laws” means the By-Laws referred to in Section 2.9 hereof, as from time to time amended.

(b) “Class” means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(c) The terms “Commission” and “Interested Person” shall have the same meanings given to such terms in the 1940 Act. The term “vote of a majority of the outstanding voting securities” shall have the same meaning given to it in the 1940 Act.

(d) “Declaration” means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to “Declaration,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(e) “His” shall include the feminine and neuter, as well as the masculine, genders.

(f) The “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) as the 1940 Act and the rules and regulations thereunder, all as amended from time to time, may apply to the Trust or any Series or Class thereof including pursuant to any exemptive or similar relief issued by the Commission or the Staff of the Commission under such Act. In construing the 1940 Act, the Trustees and officers of the Trust may, to the extent deemed appropriate, rely on interpretations of the 1940 Act issued by the Commission or the Staff thereof.

(g) “Outstanding Shares” means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust.

(h) “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(i) “Series” individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(j) “Shareholder” means a record owner of Outstanding Shares.

(k) “Shares” means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees and includes fractions of Shares as well as whole Shares.

(l) The “Trust” refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time.

(m) The “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

(n) The “Trustees” means at any time the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all persons who may at that time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as Trustees hereunder.

ARTICLE II

TRUSTEES

Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with full powers of delegation except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations and maintain offices both within and without the Commonwealth of Massachusetts, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing the Trustees shall have power and authority to operate and carry on the business of an investment company and exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a Massachusetts business trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court.

The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Any determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other interested party.

Section 2.2. Certain Specific Powers.

(a) Investments.

The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to trust investments, but shall have full authority and power to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell or otherwise dispose of, to lend or to pledge, to trade in or deal in any and all investments in which they, in their absolute discretion, deem proper to accomplish the purpose of the Trust. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority:

(i) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(ii) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in their or the Trust’s name or in the name of a custodian or a nominee or nominees;

(iii) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, and any interest therein;

(v) To borrow money for any purpose and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property;

(vi) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(vii) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust; and

(viii) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b) Additional Powers.

The Trustees shall have the power:

(i) To employ or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

(ii) To enter into joint ventures, partnerships and any other combinations or associations;

(iii) To elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate;

(iv) To purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property or (C) such other insurance as the Trustees in their sole judgment shall deem advisable;

(v) To establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vi) To the extent permitted by law, to indemnify any person with whom the Trust has dealings, including any investment adviser, distributor, administrator, custodian, transfer agent and selected dealers, to such extent as the Trustees shall determine;

(vii) To guarantee indebtedness or contractual obligations of others;

(viii) To determine and change the fiscal year of the Trust and the method by which its accounts shall be kept;

(ix) To adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust;

(x) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares; and

(xi) To carry on any other business in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing to in no way limit the Trustees’ powers and authority.

Section 2.3. Legal Title. Title to all of the assets of each Series of Shares and of the Trust shall at all times be considered as vested in the Trustees. Such title shall automatically vest at the time a person becomes a Trustee and shall automatically unvest at the time a person ceases to be a Trustee, in each case without the execution or delivery of any conveyancing instrument.

Section 2.4. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 2.5. Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by the 1940 Act.

Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

Section 2.6. Collection and Payment. The Trustees shall have power to collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property but shall have no liability for failing to do so; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, to pay reasonable compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 2.8. Manner of Acting. Except as otherwise provided herein or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them without the vote or consent of Shareholders.

Section 2.9. By-Laws. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

Section 2.10. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, distributor, administrator, custodian or transfer agent or with any Interested Person of such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11. Number of Trustees. The number of Trustees shall be such number as shall be determined from time to time by the Trustees then in office. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to this Article II.

Section 2.12. Election and Term. Except as provided in Section 2.13 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor is elected and qualified. Any vacancy resulting from a newly created Trusteeship or the death, resignation, retirement, removal, or incapacity of a Trustee may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act.

Section 2.13. Resignation and Removal. Any Trustee may resign (without the need for any prior or subsequent accounting, except as such accounting may be required by a majority of the remaining Trustees) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary, and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or is otherwise required to retire in accordance with, any written policy adopted from time to time by the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees, may be retired by written instrument signed by a majority of the other Trustees. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) by the action of two-thirds of the remaining Trustees or by vote of Shareholders holding two thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the Shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.

Section 2.14. Vacancies. The death, resignation, retirement, removal, or incapacity, of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as determined is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

ARTICLE III

CONTRACTS

Section 3.1. Distribution Contract; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting, distribution or placement contract or contracts providing for the sale of the Shares, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as the Trust’s sales agent for the Shares, and in either case on such terms and conditions, and providing for such compensation, as the Trustees may in their discretion determine; and such contract may also provide for the repurchase of the Shares by such other party as principal or as agent of the Trust. The Trustees may in their discretion from time to time enter into one or more transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable. All securities and cash of the Trust or any Series thereof shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians, each meeting the requirements for a custodian contained in the 1940 Act, or shall otherwise be held in accordance with the 1940 Act.

Section 3.2. Advisory or Management Contract; Administration. The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services, proxy voting services and such other facilities and services, including administrative services, if any, and all upon such terms and conditions and for such compensation, as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust or any Series and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

The Trustees may also employ, or authorize the investment adviser or a sub-adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser or sub-adviser and upon such terms and conditions and for such compensation as may be agreed upon between the investment adviser, the sub-adviser and/or such other sub-advisers and approved by the Trustees. Any reference in this Declaration to the investment adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

The Trustees may, in their discretion from time to time enter into administration and/or, fund accounting contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable.

Section 3.3. Affiliations of Trustees or Officers, Etc. The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, member, trustee, employee, manager, adviser or distributor of or for any partnership, limited liability company, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

(ii) any partnership, limited liability company, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, limited liability companies, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Section 3.4. Further Authority of Trustees. The authority of the Trustees hereunder to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article III shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 2.2 hereof to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE IV

LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. Generally. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders (as set forth in Section 4.2 below), in connection with Trust Property or the acts, obligations or affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trust shall indemnify and hold each Shareholder or former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. to Trust or Shareholders. No Trustee, former Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his office. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee, except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (for purposes of this Section, “Trustee or officer” shall include persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (b)(i) or (b)(ii)) (whether by compromise payment, pursuant to a consent decree or otherwise) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), by:

(x) a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(y) written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided to any Trustee or officer shall be severable from those of any other Trustee or officer, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which any Trustee or officer or any other person may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In making any determination under this Section 4.3 as to whether a Trustee or officer engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Trustee or officer ultimately will be found entitled to indemnification, the Disinterested Trustees or independent legal counsel making the determination shall afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office and has acted in good faith in the reasonable belief that the Trustee’s or officer’s action was in the best interest of the Trust or Series and its Shareholders. Any determination pursuant to this Section 4.3 shall not prevent the recovery from any Trustee or officer of any amount paid to such Trustee or officer in accordance with this Section as indemnification if such Trustee or officer is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Trustee’s or officer’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, or employee of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer or employee or to see to the application of any payments made or property transferred to the Trust or upon its order. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers or employees of the Trust. All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or the assets of that particular Series for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as Trustees or officers under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of any such recital shall not operate to bind the Trustees, officers or Shareholders individually.

Section 4.6. Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected from liability with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, custodian, administrator, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The appointment, designation or identification of a Trustee as the chairperson of the Trustees, as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall effect in any way that Trustee’s rights or entitlement to indemnification.

Section 4.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust, as appropriate.

ARTICLE V

SHARES OF BENEFICIAL INTEREST

Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.10 and Section 5.11 hereof, with or without par value. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

Section 5.2. Rights of Shareholders. The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, creation or redemption fees, account fees or any other fees or charges permitted to be charged to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Class of Shares in accordance with Section 5.11 hereof. Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and to have become a party hereto.

Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, limited liability company, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time, issue Shares, in addition to the Outstanding Shares, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees shall have full power and authority, in their sole discretion, to divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust, or to take such other action with respect to the Shares as the Trustees may deem desirable.

Section 5.5. Ownership of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

(b) In the event any certificates representing Shares are at any time outstanding, the Trustees may at any time or from time to time discontinue the issuance of such certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, cancel such certificates, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded on the books of the Trust or its transfer or similar agent.

(c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may take any other such action with respect to minimum investment amounts as may be deemed appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 5.6. Disclosure of Holdings. The holders of Shares or others securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees or officers deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, to comply with the requirements of any other law or regulation, or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by law or regulation or as the Trustees may otherwise decide.

Section 5.7. Notices; Reports. The Trustees may from time to time set forth in the By-Laws procedures for providing notices and other reports to Shareholders.

Section 5.8. Voting Powers. The Shareholders shall have power to vote only: (a) for the election or removal of Trustees to the extent and as provided in Article II; (b) with respect to the termination of the Trust or a Series thereof to the extent and as provided in Section 8.2; (c) with respect to an amendment of this Declaration to the extent and as provided in Section 8.3; (d) with respect to such additional matters relating to the Trust as may be required by law; and (e) with respect to such additional matters as the Trustees may determine to be necessary or desirable.

Each whole Share shall entitle the holder thereof to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders.

On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to Series or Classes of Shares, except (1) when required by applicable law or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class; and (2) when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon.

Section 5.9. Meetings of Shareholders; Action by Written Consent. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Meetings of the Shareholders shall be held at such place within the United States as shall be fixed by the Trustees. The Trustees may set in the By-Laws provisions relating to the calling of meetings, quorum requirements, conduct of meetings, notice of meetings, adjournment of meetings and related matters.

(a) The Shareholders shall take action by the affirmative vote of the holders of a majority, except in the case of the election of Trustees which shall only require a plurality, of the Shares present in person or by proxy and entitled to vote and voting or voted at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by the 1940 Act or any provision of this Declaration or the By-Laws.

(b) Any action required or permitted to be taken at a meeting of the Shareholders may be taken, at the sole discretion of the Trustees, without a meeting by written action signed by that number Shareholders holding not less than the minimum number of votes that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action is effective when it has been signed by the requisite number of Shareholders and delivered to the Secretary or Clerk of the Trust, unless a different effective time is provided in the written action.

Section 5.10. Series. The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(a) All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

(b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any issued or unissued Shares of any Series into one or more Series that may be established and designated from time to time or abolish any one or more Series in accordance with Section 8.2, and take such other action with respect to the Series as the Trustees may deem desirable.

(c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be allocated and credited to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. Each Series shall be preferred over all other Series in respect of the assets allocated to that Series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable.

(d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against, a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

(e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series as provided in Section 7.2. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series as provided in Section 8.2. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

Section 5.11. Classes. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of a Class shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees and not prohibited by the 1940 Act. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may in their discretion divide or combine the Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; abolish any one or more Classes; and take such other action with respect to the Shares as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may, in their sole discretion, allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

Section 5.12. Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and in the case of a Class the relative rights and preferences of such Class, which may make reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary/Clerk or an Assistant Secretary/Clerk of the Trust (in each case, a “Designation”), shall further be filed in accordance with the provisions of Section 9.1 hereof. Notwithstanding the foregoing, any Series or Class of the Trust established and designated prior to the date hereof in accordance with the terms of the Original Declaration (a “Prior Designation”), and set forth on the Restated Designation attached as Appendix A hereto, shall be deemed for all intents and purposes to have been established and designated in accordance with this Section 5.12. The Restated Designation attached hereto as Appendix A shall supercede any terms set forth in a Prior Designation. Additions or modifications to a Designation, other than termination of an existing Series or Class, shall be deemed to be an amendment to this Declaration subject to Section 8.3 hereof.

ARTICLE VI

REDEMPTION AND REPURCHASE OF SHARES

Section 6.1. Redemption of Shares. All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such office or agency as may be designated from time to time for that purpose by the Trustees and in accordance with such conditions as the Trustees may from time to time determine, not inconsistent with the 1940 Act, regarding the redemption of Shares.

Section 6.2. Price. Any Shares redeemed shall be redeemed at their net asset value, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 6.3. Payment. Payment for such Shares shall be made in cash or in property, or any combination thereof, out of the assets of the Trust or relevant Series of the Trust. The composition of any such payment (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 6.4. Redemption of Shareholder’s Interest. Subject to the provisions of the 1940 Act, the Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to:

(i) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees,

(ii) the determination by the Trustees that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended,

(iii) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity,

(iv) the failure of a Shareholder to pay when due the purchase price for the Shares issued to such Shareholder,

(v) when required for the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 5.5(c) hereof,

(vi) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares,

(vii) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class,

(viii) failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 5.6 hereof, or

(ix) when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 6.5. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also redeem a portion of the Shares held by each Shareholder to reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

Section 6.6. Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of Shareholders to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

ARTICLE VII

DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

Section 7.1. Determination of Net Asset Value. The Trustees may in their sole discretion from time to time prescribe the time or times for determining the per Share net asset value of the Shares of the Trust or any Series thereof, and may prescribe or approve the procedures and methods for determining the value of the assets of the Trust or Series thereof, and the procedures and methods for determining the net asset value of a Share of the Trust, or a Series or a Class thereof. The Trust may suspend the determination of net asset value during any period when it may suspend the right of the Shareholders to require the Trust to redeem Shares.

Section 7.2. Distributions to Shareholders. The Trustees may in their sole discretion from time to time declare and pay, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time for the declaration and payment by duly authorized officers of the Trust of, such dividends and distributions to Shareholders of any Series or Class thereof, in cash or in property, including any Shares or other securities of the Trust as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. If such dividends or other distributions or any portion thereof are to be paid in cash, such cash may be reinvested in full and fractional Shares of the Trust as the Trustees shall direct or as the Trustees may permit a Shareholder to direct. Any such distribution to the Shareholders of a particular Series shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, and any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them; provided, however, that the composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.1 hereof.

Section 7.3. Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

Section 7.4. Reserves. The Trustees may in their sole discretion set apart, from time to time, out of any funds of the Trust or Series or Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 7.5. Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to this Article VII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE VIII

DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2. Termination of Trust. (a) The Trust or any Series of the Trust may be terminated at any time by the Trustees by notice to the Shareholders of the Trust or such Series as the case may be, or by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote of the Trust or such Series. Upon the termination of the Trust or any Series,

(i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the rights and powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business;

(iii) after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, to the Shareholders of the Trust or the Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of a Series involved, provided that any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

(b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust (or Series) an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

The foregoing provisions shall also apply mutatis mutandis to the termination of any Class.

Section 8.3. Amendment Procedure. (a) Except as specifically provided herein, the Trustees may amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration by an instrument in writing executed by a majority of the Trustees. Shareholders shall have the right to vote only on (i) any amendment that would affect their right to vote granted in Section 5.8 hereof; (ii) any amendment as may be required by law to be approved by Shareholders; and (iii) any amendment submitted to them by the Trustees. Notwithstanding the foregoing, the Trustees may, without any Shareholder vote, amend this Declaration (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a Series or Class, for any reason at any time, if there are no Shares of such Series or Class outstanding at that time. Except as otherwise specifically provided in this Declaration, any amendment on which Shareholders have the right to vote shall require an affirmative vote of the holders of at least sixty-six and two-thirds percent of the Shares outstanding and entitled to vote of the Trust unless in any case such action is recommended by the Trustees, in which case the affirmative vote of a majority of the outstanding voting securities of the Trust shall be required, except that an amendment which in the determination of the Trustees shall affect the holders of one or more Series or Classes of Shares but not the holders of all outstanding Series or Classes shall be authorized by vote of such Series or Classes affected and no vote of Shareholders of a Series or Class not affected shall be required.

(b) Nothing contained in the Declaration shall permit the amendment of the Declaration (i) to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, former Trustees, officers, employees or agents, (ii) to permit assessments upon Shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article IV with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

Section 8.4. Merger, Consolidation and Sale of Assets. Except as otherwise required by applicable law, the Trustees may authorize the Trust or any Series or Class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Series or Class of the Trust) or other entity (in each case, the “Surviving Entity”) or the Trustees may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. The Trustees shall provide notice to affected Shareholders of each transaction pursuant to this Section 8.4. The authority of the Trustees under this Section 8.4 with respect to the merger, reorganization or consolidation of any Class of the Trust is in addition to the authority of the Trustees under Section 5.11 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Filing. This Declaration, any amendment thereto, and any Designation executed in accordance with Section 5.12 hereof shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided, however, that the failure to so file will not invalidate this instrument or any properly authorized amendment hereto or Designation. Unless the amendment or Designation is embodied in an instrument signed by a majority of the Trustees, each amendment or Designation filed shall be accompanied by a certificate signed and acknowledged by a Trustee or authorized officer stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration. The foregoing provisions for restating the Declaration and including an amendment in the restated Declaration shall also apply, mutatis mutandis, to the restatement of Designations.

Section 9.2. Governing Law. The principal place of business of the Trust in Massachusetts is [PRINCIPAL PLACE OF BUSINESS OF THE TRUST]. The Trustees may, without the approval of Shareholders, change the principal place of business of the Trust. The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts (or any successor law), and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said Commonwealth without regard to the choice of law rules thereof.

Section 9.3. Counterparts and Headings. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart. Headings are placed herein for convenience of reference only and shall not be taken as a part thereof or control or affect the meaning, construction or effect of this instrument.

Section 9.4. Reliance by Third Parties. Anyone dealing with the Trust may rely on a certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee or officer of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted, or the identity of any officers elected, by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust.

Section 9.5. Provisions in Conflict with Law. All provisions of this Declaration shall be construed, to the extent reasonably possible, in a manner consistent with applicable law. If, notwithstanding the foregoing, any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first written above.

APPENDIX A

[NAME OF TRUST]

RESTATED DESIGNATION OF SERIES AND CLASSES OF

SHARES OF BENEFICIAL INTEREST

WHEREAS, the Trustees of the Trust, acting pursuant to the Trust’s declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a “Series”) pursuant to one or more designations of series (the “Prior Series Designations”) and have previously established and designated one or more classes of Shares (each, a “Class”) for some or all of the Series pursuant to one or more designations of classes (the “Prior Class Designations,” such Prior Series Designations and Prior Class Designations referred to herein collectively as the “Prior Designations”);

WHEREAS, in connection with the adoption of an Amended and Restated Declaration of Trust dated as of [                    ] (the “Declaration”), as set forth in Section 5.12 of the Declaration, the previously established and designated Series and Classes are to be included on a restated designation.

NOW THEREFORE, the Trustees of the Trust, effective [                    ] hereby restate the Trust’s Prior Designations, the terms of this restated designation to supersede any terms set forth in the Prior Designations.

1. The following series of Shares and Classes thereof are established and designated, the Shares of such Series and Classes to be subject to the terms of, and entitled to all the rights and preferences accorded to Shares of a Series, and, if applicable, a Class under, the Declaration and this restated designation:

[Name of Series]	[Name of Class]
[Name of Class]
[Name of Class]
[Name of Class]

[Name of Series]	[Name of Class]
[Name of Class]
[Name of Class]
[Name of Class]

2. For Shares of a Class of a Series, the relative rights and preferences of such Class shall be as determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the Trust’s Multi-Distribution System Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may be amended from time to time, or as otherwise required by applicable law. The Shares of a Class of a Series shall have such other terms, features and qualifications as may be determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the current prospectus and statement of additional information of the Series relating to such Class, contained in the Trust’s registration statement under the Securities Act of 1933, as amended, as such prospectus or statement of additional information may be further supplemented from time to time.

3. The designation of the Series and Classes hereby shall not impair the power of the Trustees from time to time to designate additional Series and Classes of Shares of the Trust.

IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have executed this instrument as of this         day of [                    ].

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

EXHIBIT P

DISTRIBUTION FEES FOR FUNDS ADOPTING 12b-1 PLANS

The tables below set forth the distribution fees and administrative services fees paid by Equity Investment during its most recent fiscal year.

Class A 12b-1 Fees— Current	Class A 12b-1 Fees as % of Average Net Assets— Current	Class A Service Fees— Current	Class A Service Fees as % of Average Net Assets— Current	Class A 12b-1 Fees— Proposed	Class A 12b-1 Fees as % of Average Net Assets— Proposed	Class A Service Fees— Proposed	Class A Service Fees as % of Average Net Assets— Proposed
	0.250%	N/A	N/A		0.250%	N/A	N/A

Class B 12b-1 Fees— Current	Class B 12b-1 Fees as % of Average Net Assets— Current	Class B Service Fees— Current	Class B Service Fees as % of Average Net Assets— Current	Class B 12b-1 Fees— Proposed	Class B 12b-1 Fees as % of Average Net Assets— Proposed	Class B Service Fees— Proposed	Class B Service Fees as % of Average Net Assets— Proposed
	0.750%		0.250%		1.00%	N/A	N/A

Class C 12b-1 Fees— Current	Class C 12b-1 Fees as % of Average Net Assets— Current	Class C Service Fees— Current	Class C Service Fees as % of Average Net Assets— Current	Class C 12b-1 Fees— Proposed	Class C 12b-1 Fees as % of Average Net Assets— Proposed	Class C Service Fees— Proposed	Class C Service Fees as % of Average Net Assets— Proposed
	0.750%		0.250%		1.00%	N/A	N/A

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EXHIBIT R

FORM OF AMENDED 12b-1 PLAN FOR CLASS B AND CLASS C SHARES

FORM OF AGREEMENT DATED

Fund:	DWS Advisor Funds (the “Fund”)
Series:	DWS International Equity Fund (the “Series”)
Class:	Class B/Class C (the “Class”)

RULE 12b-1 PLAN

Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the “Act”), this Rule 12b-1 Plan (the “Plan”) has been adopted for the Fund, on behalf of the Series, for the Class (all as noted and defined above) by a majority of the members of the Fund’s Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Qualified Trustees”) at a meeting called for the purpose of voting on this Plan.

1. Compensation. The Fund will pay to DWS Scudder Distributors, Inc. (“SDI”) at the end of each calendar month a distribution services fee computed at the annual rate of .75% (Class B)/.75% (Class C) of the average daily net assets attributable to the Class. SDI may compensate various financial services firms appointed by SDI (“Firms”) in accordance with the provisions of the Fund’s Underwriting and Distribution Services Agreement (the “Distribution Agreement”) for sales of shares at the fee levels provided in the Fund’s prospectus from time to time. SDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as SDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Series attributable to the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by SDI.

2. Additional Services. Pursuant to the terms of an Shareholder Services Agreement (the “Services Agreement”), SDI provides or arranges for information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay SDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, SDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or SDI may reasonably request.

3. Periodic Reporting. SDI shall prepare reports for the Board of Trustees of the Fund on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any

R-1

other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Trustees.

4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the trustees, and of the Qualified Trustees, cast in person at a meeting called for such purpose.

5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Trustees or by vote of the majority of the outstanding voting securities of the Class.

6. Amendment. This Plan may not be amended to materially increase the amount payable to SDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Trustees, cast in person at a meeting called for such purpose.

7. Selection of Non-Interested Trustees. So long as this Plan is in effect, the selection and nomination of those trustees who are not interested persons of the Fund will be committed to the discretion of trustees who are not themselves interested persons. In addition, the Fund will comply with the provisions of Rule 12b-1(c).

8. Recordkeeping. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any trustee, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the trustees or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustees or upon any shareholder.

10. Definitions. The terms “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the Act and the rules and regulations thereunder.

11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Series or Class as the Act or the rules thereunder so require.

(Dated [            ]

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EXHIBIT S

FORM OF AGREEMENT AND PLAN OF REORGANIZATION— MERGER OF EQUITY INSTITUTIONAL INTO EQUITY INVESTMENT

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [        ] day of [                    ], 2006, by and among DWS Advisor Funds (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS International Equity Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust, and DWS Institutional Funds (the “Acquired Trust”), a Massachusetts business trust, on behalf of DWS International Equity Fund (the “Acquired Fund”), a separate series of DWS Institutional Funds (together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Asset Management, Inc. (“DeAM, Inc.”), investment adviser for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust and the Acquired Trust is 345 Park Avenue, New York, New York 10145.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Institutional Class voting shares (par value $    per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Institutional Class shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Institutional Class Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Institutional Class shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust’s Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of

America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3 The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4 On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5 Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Institutional Class Acquiring Fund Shares to be so credited to the Institutional Class Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Institutional Class shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7 Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8 All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1 The value of the Assets and liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Articles of Amendment and Restatement, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2 The net asset value of an Institutional Class Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Institutional Class Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Institutional Class, as applicable, shall be equal to the net asset value of one Class A share of the Acquiring Fund.

2.3 The number of Institutional Class Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Institutional Class shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4 All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1 The Closing of the transactions contemplated by this Agreement shall be [closing date], or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2 The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3 State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4 DWS Scudder Investments Service Company (“SISvC”) or its designee, as transfer agent for the Acquired Trust, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Institutional Class Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5 In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Institutional Class shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6 The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1 The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d) The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e) Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended October 31, 2005, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since October 31, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, the Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISvC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o) The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquiring Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e) Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2005, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since October 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, the Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc., which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1 The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objectives, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2 Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3 The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [                    ], 2006.

5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7 Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10 The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11 As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13 The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquired Trust, the Acquired Fund nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, Acquired Trust, Acquired Fund and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14 At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15 The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3 The Acquired Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquiring Trust has been formed and is an existing business trust;

(b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e) to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5 The Acquiring Fund shall have entered into an expense cap agreement with DeAM, Inc. limiting the expenses of the Institutional Class shares of the Acquiring Fund to []%, excluding certain other expenses, for the period commencing [closing date] and ending [March 1, 2009], in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Acquired Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Corporation’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4 The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquired Trust has been formed and is an existing business trust;

(b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e) to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund, under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Trust Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Trust and Acquired Trust.

7.5 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; (viii) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder; and (ix) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1 The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1 Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2 DeAM, Inc. will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [            ], 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired

Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, New York, New York 10145, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attention: Burton M. Leibert, Esq., or to the Acquiring Fund, 345 Park Avenue, New York, New York 10145, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attention: Burton M. Leibert, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1 The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4 References in this Agreement to the Acquiring Trust and the Acquired Trust mean and refer to the Board members of the Acquiring Trust and the Acquired Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of the Acquiring Trust and the Acquired Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Acquiring Trust, Acquiring Fund, Acquired Trust or the Acquired Fund personally, but bind only the property of the Acquiring Fund and the Acquired Fund, respectively, as provided in the Acquiring Trust’s and the Acquired Trust’s Declarations of Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquired Trust hereunder; and no series of the Acquired Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Acquiring Trust’s Board Members, on behalf of the Acquiring Fund, and the Acquired Trust’s Board members, on behalf of the Acquired Fund, and this Agreement has been signed by authorized officers of the Acquiring Fund and the Acquired Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Acquiring Fund and the Acquired Fund, as provided in the Acquiring Fund’s and the Acquired Trust’s Declarations of Trust, respectively.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Acquiring Trust or Acquired Trust, as applicable, or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS INSTITUTIONAL FUNDS, on behalf of DWS International Equity Fund

Secretary	By: Its:

Attest:	DWS ADVISOR FUNDS, on behalf of DWS International Equity Fund

Secretary	By: Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE ASSET MANAGEMENT, INC.

By: Its:

EXHIBIT T

FORM OF AGREEMENT AND PLAN OF REORGANIZATION— MERGER OF EQUITY INVESTMENT INTO INTERNATIONAL FUND

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2006, by and among DWS International Fund, Inc. (the “Acquiring Company”), a Maryland corporation, on behalf of DWS International Fund (the “Acquiring Fund”), a separate series of the Acquiring Company, and DWS International Equity Fund (the “Acquired Fund”), a separate series of DWS Advisor Funds (the “Acquired Trust” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a Massachusetts business trust; and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Company is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Trust is 345 Park Avenue, New York, New York 10145.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Investment Class and Institutional Class voting shares (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C, Investment Class and Institutional Class shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C, Investment Class and Institutional Class Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C, Investment Class and Institutional Class shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust’s Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3 The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4 On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5 Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C, Investment Class and Institutional Class Acquiring Fund Shares to be so credited to the Class A, Class B, Class C, Investment Class and Institutional Class Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Investment Class and Institutional Class shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7 Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8 All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2. Valuation

2.1 The value of the Assets and liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Company’s Articles of Amendment and Restatement, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2 The net asset value of a Class A, Class B, Class C, Investment Class or Institutional Class Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B, Class C, Investment Class or Institutional Class Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class A, Class B, Class C, Investment Class and/or Institutional Class, as applicable, shall be equal to the net asset value of one Class A share of the Acquiring Fund.

2.3 The number of Class A, Class B, Class C, Investment Class and Institutional Class Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B, Class C, Investment Class and Institutional Class shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4 All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3. Closing and Closing Date

3.1 The Closing of the transactions contemplated by this Agreement shall be [closing date], or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2 The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3 State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Brown Brothers Harriman & Company, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4 Scudder Investments Service Company (“SISvC”) or its designee, as transfer agent for the Acquired Trust, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C, Investment Class and Institutional Class Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5 In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C, Investment Class and Institutional Class shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6 The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4. Representations and Warranties

4.1 The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d) The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e) Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended October 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since October 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, the Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISvC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o) The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2 The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Company is a corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquiring Company’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Company duly designated in accordance with the applicable provisions of the Acquiring Company’s Articles of Amendment and Restatement. The Acquiring Company and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Company or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b) The Acquiring Company is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The Acquiring Company is not, and the execution, delivery and performance of this Agreement by the Acquiring Company will not result (i) in violation of Maryland law or of the Acquiring Company’s Articles of Amendment and Restatement, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e) Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended August 31, [2004], have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since August 31, [2004], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Company (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc., which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5. Covenants of the Acquiring Fund and the Acquired Fund

5.1 The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objectives, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2 Upon reasonable notice, the Acquiring Company’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3 The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [            ], 2005.

5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7 Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Company will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10 The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11 As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13 The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Company, Acquired Trust, Acquired Fund nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Company, Acquired Trust, Acquired Fund and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14 At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15 The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6. Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Company’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3 The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquiring Company has been formed and is legally existing as a Maryland corporation;

(b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by the Acquiring Company, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Company’s Articles of Amendment and Restatement, as amended, or By-laws; and

(e) to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Company is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Company and the Acquired Trust.

6.4 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5 The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A, Class B, Class C, Investment Class and Institutional Class shares of the Acquiring Fund to [1.34]%, [2.25]%, [2.25]%, [            ]% and [0.88]%, respectively, excluding 12b-1 plans and certain other expenses, for the period commencing [closing date] and ending [March 1, 2009], in a form reasonably satisfactory to the Acquired Fund.

7. Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Acquired Corporation contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Corporation’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4 The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquired Trust has been formed and is an existing business trust;

(b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e) to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund, under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Trust Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Company and Acquired Trust.

7.5 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the

1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; (viii) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder; and (ix) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Company and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9. Indemnification

9.1 The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Company’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Company or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. Fees and Expenses

10.1 Each of the Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2 DeIM will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11. Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12. Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [            ], 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, New York, New York 10145, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attention: Burton M. Leibert, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. Headings; Counterparts; Assignment; Limitation of Liability

15.1 The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4 References in this Agreement to the Acquired Trust mean and refer to the Board members of the Acquired Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of the Acquired Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Acquired Trust or the Acquired Fund personally, but bind only the property of the Acquired Fund, as provided in the Acquired Trust’s Declaration of Trust. Moreover, no series of the Acquired Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Acquired Trust’s Board members, on behalf of the Acquired Fund, and this Agreement has been signed by authorized officers of the Acquired Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Acquired Fund, as provided in the Acquired Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Acquiring Company or Acquired Trust, as applicable, or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS INTERNATIONAL FUND, INC., on behalf of DWS International Fund
Secretary	By: Its:
Attest:	DWS ADVISOR FUNDS, on behalf of DWS International Equity Fund
Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
By: Its:

EXHIBIT U

[INSERT FINANCIAL HIGHLIGHTS HERE]

U-1

[To be inserted]

DWS Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s proxy solicitor,

Computershare Fund Services, at 1-866-807-2148.

EYE.95-IEF

P.O. BOX 9112

FARMINGDALE, NY 11735

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL,

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL FREE OR LOG

ON TO WWW.PROXYWEB.COM

DWS INTERNATIONAL EQUITY FUND

PROXY

SPECIAL MEETING OF SHAREHOLDERS – May 05, 2006

The undersigned hereby appoints John Millette, Patricia DeFilippis and Caroline Pearson, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Deutsche Asset Management, Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 on May 05, 2006, at 4:00 p.m., Eastern time, and at any adjournments thereof.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF THE PROPOSALS.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED

ENVELOPE. NO POSTAGE IS REQUIRED.

Dated , 2006

SIGNATURE(S) OF SHAREHOLDER(S) (Sign in the Box)

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

PLEASE REFER TO PROXY STATEMENT TO SEE WHICH PROPOSAL IS APPLICABLE TO YOUR FUND(S).

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Please fill in box as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS.

PROPOSAL I

FOR ALL WITHHOLD

Election of Board Members

NOMINEES

AUTHORITY

NOMINEES:

(01) Henry P. Becton, Jr. (06) Richard J. Herring (10) William N. Searcy, Jr. LISTED TO VOTE

(02) Dawn-Marie Driscoll (07) Graham E. Jones (11) Jean Gleason Stromberg (EXCEPT FOR ALL

(03) Keith R. Fox (08) Rebecca W. Rimel (12) Carl W. Vogt AS NOTED NOMINEES

(04) Kenneth C. Froewiss (09) Philip Saunders, Jr. (13) Axel Schwarzer AT LEFT) LISTED

(05) Martin J. Gruber

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY BELOW.

FOR AGAINST ABSTAIN

PROPOSAL II-A

Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc.

Adviser.

PROPOSAL II-B

Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment

Management Americas Inc.

PROPOSAL II-C

Approval of a Sub-Adviser Approval Policy.

PROPOSAL III

Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

AGAINST ALL

ABSTAIN ALL

FOR ALL (EXCEPT AS INDICATED)

III-B. Pledging Assets

III-C. Senior Securities

III-D. Concentration

III-E. Underwriting of Securities

III-F. Real Estate Investments

III-G. Commodities

III-H. Lending

III-I. Portfolio Diversification

INSTRUCTIONS: IF YOU WISH TO WITHHOLD A VOTE FROM A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE SUB-PROPOSAL ON THE LINE BELOW AND INDICATE A “VOTE AGAINST” OR AN

“ABSTENTION”.

PROPOSAL IV

Approval of Amended and Restated Declaration of Trust

FOR AGAINST ABSTAIN

PROPOSAL VI

Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS International Equity Fund—Institutional (“Equity Institutional”) to DWS International Equity Fund (“Equity Investment”), in exchange for shares of Equity Investment and the assumption by Equity Investment of all liabilities of Equity Institutional, and the distribution of such shares, on a tax-free basis, to the shareholders of Equity Institutional in complete liquidation of Equity Institutional

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.

P.O. BOX 9112

FARMINGDALE, NY 11735

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL,

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL FREE OR

LOG ON TO WWW.PROXYWEB.COM

DWS INTERNATIONAL EQUITY FUND

PROXY

SPECIAL MEETING OF SHAREHOLDERS – May 05, 2006

The undersigned hereby appoints John Millette, Patricia DeFilippis and Caroline Pearson, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Deutsche Asset Management, Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 on May 05, 2006, at 4:00 p.m., Eastern time, and at any adjournments thereof.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF THE PROPOSALS.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated                     , 2006

SIGNATURE(S) OF SHAREHOLDER(S) (Sign in the Box)

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

DWS pk

PLEASE REFER TO PROXY STATEMENT TO SEE WHICH PROPOSAL IS APPLICABLE TO YOUR FUND(S).

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Please fill in box as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS.

PROPOSAL I

Election of Board Members

FOR ALL NOMINEES LISTED (EXCEPT AS NOTED AT LEFT)

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED

NOMINEES:

(01)	Henry P. Becton, Jr. (06) Richard J. Herring (10) William N. Searcy, Jr.
(02)	Dawn-Marie Driscoll (07) Graham E. Jones (11) Jean Gleason Stromberg (03) Keith R. Fox
(08)	Rebecca W. Rimel (12) Carl W. Vogt
(04)	Kenneth C. Froewiss (09) Philip Saunders, Jr. (13) Axel Schwarzer
(05)	Martin J. Gruber

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY BELOW.

FOR

AGAINST

ABSTAIN

PROPOSAL II-A

Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc.

PROPOSAL II-B

Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment

Management Americas Inc.

PROPOSAL II-C

Approval of a Sub-Adviser Approval Policy.

PROPOSAL III

Approval of revised fundamental investment restrictions on:

FOR ALL (EXCEPT AS INDICATED)

AGAINST ALL

ABSTAIN ALL

III-A. Borrowing Money

III-B. Pledging Assets

III-C. Senior Securities

III-D. Concentration

III-E. Underwriting of Securities

III-F. Real Estate Investments

III-G. Commodities

III-H. Lending

III-I. Portfolio Diversification

INSTRUCTIONS: IF YOU WISH TO WITHHOLD A VOTE FROM A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE SUB-PROPOSAL ON THE LINE BELOW AND INDICATE A “VOTE AGAINST” OR AN

“ABSTENTION”.

FOR

AGAINST

ABSTAIN

PROPOSAL IV

Approval of Amended and Restated Declaration of Trust.

PROPOSAL V

Adoption of a Rule 12b-1 Plan. (Please refer to statement for applicable classes)

PROPOSAL VII

Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS International Equity Fund (“Equity Investment”) to DWS International Fund (“International Fund”), a series of DWS International Fund, Inc., in exchange for shares of International Fund and the assumption by International Fund of all liabilities of Equity Investment, and the distribution of such shares, on a tax-free basis, to the shareholders of Equity Investment

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

DWS INTERNATIONAL FUND

April     , 2006

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated [effective date], 2006 (the “Prospectus/Proxy Statement”) for the Special Meeting of Shareholders of DWS International Equity Fund, a series of DWS Advisor Funds (“Equity Investment”) to be held on May 5, 2006. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which the Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS International Fund (“International Fund”) is contained in the statement of additional information, dated December 1, 2005, as supplemented from time to time, for Class A, Class B and Class C shares of International Fund, in the statement of additional information dated December 1, 2005, as supplemented from time to time, for Investment Class shares of International Fund, and the statement of additional information dated December 1, 2005, as supplemented from time to time, for Institutional Class shares of International Fund, copies of which are attached to this Merger SAI as Appendices A, B and C. The audited financial statements and related Independent Registered Public Accounting Firm’s report for International Fund contained in the Annual Report to Shareholders for the fiscal year ended August 31, 2005 is incorporated herein by reference.

Further information about Equity Investment is contained in the statement of additional information, dated March 1, 2006, as supplemented from time to time, for Class A, Class B and Class C shares of Equity Investment, in the statement of additional information, dated March 1, 2006, as supplemented from time to time, for Investment Class, and in the statement of additional information, dated March [23], 2006, as supplemented from time to time, for Institutional Class, are incorporated herein by reference. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Equity Investment contained in the Annual Report to Shareholders for the fiscal year ended October 31, 2005 is incorporated herein by reference.

The date of this Merger SAI is [effective date], 2006.

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Appendix A	A-1

Appendix B	B-1

Appendix C	C-1

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DWS International Fund SAI Classes A, B, C, Institutional and Investment dated December 1, 2005

Scudder Global Fund (Class A, B, C and R Shares)

A Series of Global/International Fund, Inc.

December 1, 2005

Scudder International Fund (Class A, B, C, Institutional Class and Investment Class Shares)

A Series of Scudder International Fund, Inc.

December 1, 2005

STATEMENT OF ADDITIONAL INFORMATION

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Class A, B, C and R shares prospectus for Scudder Global Fund and the combined Class A, B and C shares prospectus and the Institutional Class and Investment Class prospectuses for Scudder International Fund (each a “Fund,” collectively the “Funds”), series of Global/International Fund, Inc. and Scudder International Fund, Inc., respectively, dated December 1, 2005, as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, or the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders of each Fund, dated August 31, 2005 accompanies this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This combined Statement of Additional Information is incorporated by reference into each applicable prospectus.

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INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans to other persons, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With respect to fundamental policy number five above, the Funds have no current intention to hold and sell real estate acquired as a result of a Fund’s ownership of securities.

The Directors of each Corporation have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Directors based upon current circumstances.

Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

(b)	enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(g)	lend portfolio securities in an amount greater than 33% of its total assets.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

Each Fund may engage in short sales against-the-box, although it is the Fund’s current intention that no more than 5% of its net assets will be at risk.

Each Fund will not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. Scudder Global Fund is a diversified series of Global/International Fund, Inc. Scudder International Fund is a diversified series of Scudder International Fund, Inc. (each a “Corporation,” collectively the “Corporations”). Scudder Global Fund offers six classes of shares: Class AARP, Class S, Class A, Class B, Class C and Class R shares. Only Class A, Class B, Class C and Class R are offered herein. Scudder International Fund offers seven classes of shares: Class AARP, Class S, Class A, Class B, Class C, Institutional Class and Investment Class shares. Only

2

Class A, Class B, Class C, Institutional Class and Investment Class of International Fund are offered herein. Each class has its own important features and policies. Shares of Class AARP are especially designed for members of AARP.

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that a Fund’s objective will be met.

Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.

Scudder Global Fund

Scudder Global Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the US. The Fund may be invested 100% in non-US issues, and for temporary defensive purposes may be invested 100% in US issues, although under normal circumstances it is expected that both foreign and US investments will be represented in the Fund’s portfolio. The Fund will not invest in securities issued by tobacco-producing companies.

For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods, the Fund may hold without limit cash and cash equivalents. The Fund may not invest more than 5% of its total assets in debt securities that are rated Baa or below by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or below by Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), or deemed by the Advisor to be of comparable quality (commonly referred to as “high yield” or “junk” bonds).

Scudder International Fund

Scudder International Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and normally to have investments in securities of at least three different countries other than the US. The Fund will invest primarily in securities of issuers in the 21 developed foreign countries included in the Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index, but may invest in “emerging markets.” The Fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any of the International Bank of Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

When the Advisor believes that it is appropriate to do so in order to achieve the Fund’s investment objective of long-term capital growth, the Fund may invest up to 20% of its total assets in debt securities. The Fund will predominantly purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged by the Advisor to be of equivalent quality. The Fund may also invest up to 5% of its total assets in debt securities which are rated below investment-grade.

The Fund may hold up to 20% of its net assets in US and foreign fixed income securities for temporary defensive purposes when the Advisor believes that market conditions so warrant. The Fund may invest up to 20% of its net assets under normal conditions, and without limit for temporary defensive purposes, in cash or cash equivalents including domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements, when the Advisor deems such a position advisable in light of economic or market conditions.

To meet federal tax requirements for qualification as a regulated investment company each Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in securities of a single issuer (other than US government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

3

Temporary Defensive Policy. As a temporary defensive measure, Scudder Global Fund could shift up to 100% of its assets into investments such as money market securities. As a temporary defensive measure, Scudder International Fund could shift up to 100% of its assets into investments such as US or Canadian money market securities. These measures could prevent losses, but would mean that a fund was not pursuing its goal.

Master/feeder Fund Structure. The Boards of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

4

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas, Inc. (“DeIM” or the “Advisor”) in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each fund’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the funds’ volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund’s borrowings will be fixed, a fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

5

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs” (TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

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Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund’s investment policies, a fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash

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settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a fund. The Euro was introduced on January 1, 1999 by eleven members countries of the European Economic and Monetary Union (EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar

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rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund’s investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports

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and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investments. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and

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economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. A fund may also purchase, to a limited extent, debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the greater their risks render them like equity securities. Scudder International Fund will invest no more than 5% of its total assets in securities rated BB or lower by Moody’s or Ba by S&P, and may invest in securities which are rated D by S&P. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

High yield, high-risk securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuations in response to changes in interest rates. An economic downturn could disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

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The trading market for high yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of a fund to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds’ Boards have approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories.

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A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund’s portfolio as a fund’s assets increase (and thus have a more limited effect on a fund’s performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

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DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund’s ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a fund at any time, and (d) a fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), and

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distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Companies. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a fund’s participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

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In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, (the “Code”) and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker-dealer. Some repurchase commitment transactions may not provide a fund with collateral marked-to-market during the term of the commitment.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

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It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a fund’s investment restrictions applicable to that activity. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of fund assets and their yields.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any

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time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where

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the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund’s income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset

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segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of the fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The funds have claimed exclusion from the definition of the term “commodity pool operator” adapted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

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Currency Transactions. A fund may engage in currency transactions with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the US dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

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Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund’s obligations or to segregate cash or liquid assets equal to the amount of a fund’s obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of

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cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet their obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of their obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

A fund’s activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically

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may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a fund’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, a fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, however, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

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When-Issued Securities. A fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. When the fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the fund are held in cash pending the settlement of a purchase of securities, the fund would earn no income. While such securities may be sold prior to the settlement date, the fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be US Government securities, as defined in the 1940 Act; therefore, a fund intends to adhere to this staff position and will not treat such privately stripped obligations to be US Government securities for the purpose of determining if a fund is “diversified” under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the

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security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Portfolio Holdings

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). A Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.

A Fund’s procedures permit non-public portfolio holdings information to be shared with the Advisor and its affiliates (collectively “Deutsche Asset Management” or “DeAM”), sub-advisers, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, shareholders in connection with in-kind redemptions or to other entities if a Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Fund’s Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received while the information remains non-public. Periodic reports regarding these procedures will be provided to a Fund’s Directors.

Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund’s Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc., not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment

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Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Funds. Under the supervision of the Board of Directors of each Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DeIM makes the Funds’ investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Corporation’s Board of Directors. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds’ investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, DeAM, Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment management agreement (the “Agreement”) with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The current Agreements, dated April 5, 2002, for Scudder Global Fund and Scudder International Fund were last approved by the Directors of each Fund on September 30, 2005. Each Agreement will continue in effect from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Advisor or the Corporations, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation’s Directors or of a majority of the outstanding voting securities of the Fund.

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The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Corporation’s Articles of Incorporation, By-Laws, the 1940 Act, the Code and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of each Fund.

Under each Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Funds’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Funds’ federal, state and local tax returns; preparing and filing each Funds’ federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Funds’ books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Funds’ operating budget; processing the payment of each Funds’ bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Directors of a Corporation may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Scudder Global Fund

The current advisory fee rates are payable monthly at the annual rates shown below.

Average Daily Net Assets	Scudder Global Fund
$0-$500 million	1.00%
$500 million-$1 billion	0.95
$1 billion-$1.5 billion	0.90
$1.5 billion-$2 billion	0.85
over $2 billion	0.80

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The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Scudder International Fund

Scudder International Fund pays the Advisor an advisory fee at the annual rate of 0.675% on the first $6 billion of average daily net assets, 0.625% on the next $1 billion of such net assets, and 0.600% of such net assets in excess of $7 billion, computed and accrued daily. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal Year 2005	Fiscal Year 2004	Fiscal Year 2003
Scudder Global Fund	$8,883,911	$8,518,604	$7,705,564
Scudder International Fund	$10,735,566	$11,830,071	$12,321,821

Under its investment management agreement, a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Corporation, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by the Advisor and its affiliates to Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Scudder Global Fund. Through February 28, 2006, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.455%, 1.475% and 1.465% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses. In addition, through February 28, 2006, the

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Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.955% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses.

In addition, effective March 1, 2006 through September 30, 2006, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.71%, 2.461%, 2.461% and 1.96% for Class A, Class B, Class C and Class R shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

Scudder International Fund. Through February 28, 2006, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.345%, 1.365% and 1.355% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.

In addition, effective March 1, 2006 through September 30, 2006, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.34%, 2.25% and 2.25% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

Through February 28, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 0.94% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.

In addition, effective March 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 0.88% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

Scudder Global Fund: Board Considerations — Annual Renewal of Investment Management Agreements

The Fund’s Directors approved the continuation of Scudder Global Fund’s current investment management agreement with DeIM in September 2005.

In terms of the process the Directors followed prior to approving the contract, shareholders should know that:

•	At the present time, all of your Fund’s Directors — including the chair of the board — are independent of DeIM and its affiliates.

•	The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

•	The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a

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global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund’s Directors consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Directors note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund’s current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

•	The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisers by similar funds, the Directors noted that the fee rates paid by the Fund (Class S shares) were higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

•	The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

•	The total operating expenses of the Fund, including relative to the Fund’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Fund’s contractual arrangements, and also serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

•	The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one, three and five year periods ended June 30, 2005, the Fund’s performance (Class S shares) was in the 1st quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one, three and five year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

•	The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

•

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by

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DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM’s profitability. In analyzing DeIM’s costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM’s cost allocation methodology and calculations. The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management’s overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

•	The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM’s soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM’s chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to DeIM’s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

•	Deutsche Bank’s commitment to restructuring and growing its U.S. mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its U.S. mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank’s management of the DWS fund group, one of Europe’s most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund’s current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund’s shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Scudder International Fund: Board Considerations — Annual Renewal of Investment Management Agreements

The Fund’s Directors approved the continuation of Scudder International Fund’s current investment management agreement with DeIM in September 2005.

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In terms of the process the Directors followed prior to approving the contract, shareholders should know that:

•	At the present time, all of your Fund’s Directors — including the chair of the board — are independent of DeIM and its affiliates.

•	The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

•	The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund’s Directors consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Directors note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund’s current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

•	The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisers by similar funds, the Directors noted that the fee rates paid by the Fund (Class S shares) were lower than the median (2nd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

•	The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

•	The total operating expenses of the Fund, including relative to the Fund’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Fund’s contractual arrangements, and also serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

•	The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one, three and five year periods

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ended June 30, 2005, the Fund’s performance (Class S shares) was in the 1st quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one year period ended June 30, 2005, and has underperformed its benchmark in the three and five year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

•	The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

•	The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM’s profitability. In analyzing DeIM’s costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM’s cost allocation methodology and calculations. The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management’s overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

•	The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM’s soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM’s chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to DeIM’s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

•	Deutsche Bank’s commitment to restructuring and growing its U.S. mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its U.S. mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank’s management of the DWS fund group, one of Europe’s most successful fund groups.

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Based on all of the foregoing, the Board determined to continue the Fund’s current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund’s shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Subadvisor — Scudder International Fund. Prior to September 30, 2005, Deutsche Asset Management Investment Services Ltd. (“DeAMIS”) was Scudder International Fund’s subadvisor. On July 7, 2005, Deutsche Bank AG, the parent company of Scudder International Fund’s investment advisor, entered into an agreement (the “Transaction”) with Aberdeen Asset Management PLC (“Aberdeen”) to sell parts of its asset management business based in London and Philadelphia. As part of the Transaction, DeAMIS was sold to Aberdeen. The fund’s Board allowed the subadvisory agreement with DeAMIS, due for renewal on September 30, 2005, to expire and only the advisory agreement with DeIM was approved for continuation. Aberdeen will play no role in managing Scudder International Fund.

Administrative Agreement

From August 14, 2000, for Scudder International Fund and September 11, 2000, for Scudder Global Fund until March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”). Effective January 1, 2003 through March 31, 2004, Scudder Global Fund paid an Administrative Fee of 0.475% for Class A shares, 0.495% for Class B shares and 0.485% for Class C shares, of the average daily net assets of the applicable class. Effective January 1, 2003 through March 31, 2004, Scudder International Fund paid an Administrative Fee of 0.67% for Class A shares, 0.69% Class B shares, 0.68% Class C shares and 0.265% for Institutional Class shares, of the average daily net assets of the applicable class. Prior to January 1, 2003, each Fund paid 0.400% for Class A, 0.450% for Class B, 0.425% for Class C and 0.150% for Institutional Class, of the average daily net assets of the applicable class.

The Administrative Agreement between the Advisor and each Fund terminated March 31, 2004. Effective April 1, 2004, each Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement, subject to the Advisor’s contractual obligation to waive fees and reimburse expenses to maintain a Fund’s operating expenses at a specified level, as noted above and disclosed in the applicable prospectus.

Scudder Global Fund

For the period September 1, 2003 through March 31, 2004, the Fund paid administrative service fees of $43,945, $28,079 and $15,957 for Class A, B and C shares, respectively. For the fiscal year ended August 31, 2003, the Fund paid administrative service fees of $63,331, $41,265 and $21,170 for Class A, B and C shares, respectively.

Scudder International Fund

For the period September 1, 2003 through March 31, 2004, the Fund paid administrative service fees of $836,887, $196,749, $94,959 and $35,628 for Class A, B, C and Institutional Class shares, respectively. For the fiscal year ended August 31, 2003, the Fund paid administrative service fees of $1,093,159, $297,358, $124,838 and $53,045 for Class A, B, C and Institutional Class shares, respectively.

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AMA InvestmentLink (SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker-dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Funds, the Advisor, Subadvisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporations and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers

The Funds have been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments’ and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	Scudder Investments’ performance and the performance of Deutsche Asset Management; quantitative measures which include 1-, 3- and 5-year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

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•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers. The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund’s portfolio management team in a Fund as well as in all Scudder Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Scudder Fund Shares Owned
Matthias Knerr (Scudder International Fund)	$0	$100,001 - $500,000
Oliver Kratz (Scudder Global Fund)	$100,001 - $500,000	$100,001 - $500,000

Conflicts of Interest. In addition to managing the assets of a Fund, a Fund’s portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. For Matthias Knerr (Scudder International Fund), this information is provided as of October 3, 2005. For Oliver Kratz (Scudder Global Fund), this information is provided as of Scudder Global Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Matthias Knerr (Scudder International Fund)	4	$2,217,508,827	0	$0
Oliver Kratz (Scudder Global Fund)	15	$1,698,865,334	0	$0

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Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr (Scudder International Fund)	3	$106,841,706	0	$0
Oliver Kratz (Scudder Global Fund)	6	$686,046,399	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr (Scudder International Fund)	4	$827,756,486	0	$0
Oliver Kratz (Scudder Global Fund)	8	$1,020,576,336	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor, including other client accounts managed by a Fund’s portfolio manager. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund and the other clients.

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine

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allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Funds’ Boards.

FUND SERVICE PROVIDERS

Principal Underwriter and Administrator. Pursuant to an Underwriting and Distribution Services Agreement (“Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of each Fund, Class R shares for the Scudder Global Fund and Institutional and Investment Class shares of Scudder International Fund and acts as agent of each Fund in the continuous offering of its shares. Each Distribution Agreement for the Funds, dated April 5, 2002 was last approved by the Directors on September 30, 2005. The Distribution Agreement will continue from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors of each Fund, including the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the Agreement. Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase of Shares,” SDI retains the sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. SDI receives no compensation from the Funds as principal underwriter for Class A and R shares. SDI receives compensation from the Funds as principal underwriter for Class B, Class C and Class R shares, as applicable.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B, Class C and Class R shareholders, as applicable, under a Shareholder Services Agreement (the “Services Agreement”) with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services

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Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days’ notice. Termination with respect to the Class A, B, C or R shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B C or R shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan, SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provides for fees payable as an expense of the Class B shares, Class C and Class R shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B, C and R shareholders under each Fund’s Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B, Class C and Class R shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares, Class C shares and Class R shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares, Class C shares and Class R shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares, Class C shares and Class R shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

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For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, SDI receives a fee from the Scudder Global Fund under its 12b-1 Plan, payable monthly, at an annual rate of 0.25% of average daily net assets of the Fund attributable to Class R shares.

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of that Fund.

With respect to Class A and R Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A and R Shares respectively of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

Certain directors or officers of the Funds are also directors or officers of the Advisor or SDI, as indicated under “Officers and Directors.”

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Compensation to Underwriter and Firms for Calendar Year 2004

	12b-1 Fees (Distribution Fee) Paid to SDI	12b-1 Fees (Shareholder Servicing Fee) Paid to SDI	Compensation Paid by SDI to Firms from Distribution Fee	Compensation Paid by SDI to Firms from Shareholder Servicing Fee
Scudder Global Fund

Class A	N/A	$390	N/A	$41,383
Class B	$66,000	$71	$32,000	$20,359
Class C	$41,000	$19	$41,000	$13,519

Scudder International Fund

Class A	N/A	$12,959	N/A	$485,280
Class B	$329,000	$258	$178,000	$99,378
Class C	$176,000	$119	$163,000	$53,524

Other Distribution Expenses Paid by Underwriter for Calendar Year 2004

	Advertising, Sales, Literature and Promotional Materials	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expenses
Scudder Global Fund

Class A	N/A	N/A	N/A	N/A	NA
Class B	$10,000	$0	$0	$1,000	$21,000
Class C	$8,000	$0	$0	$1,000	$1,000

Scudder International Fund

Class A	N/A	N/A	N/A	N/A	NA
Class B	$52,000	$2,000	$1,000	$4,000	$371,000
Class C	$28,000	$1,000	$1,000	$2,000	$2,000

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The following table shows, for Class A shares, the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

Fund	Fiscal Year	Aggregate Sales Commissions	Aggregate Commissions Paid to Firms	Aggregate Commissions Paid to Affiliated Firms	Aggregate Commissions Retained by SDI
Scudder Global Fund	2005	$25,000	$2,000	$19,000	$4,000
	2004	$14,000	$11,000	$1,000	$2,000
	2003	$15,000	$13,000	$0	$2,000
Scudder International Fund	2005	$71,000	$54,000	$5,000	$12,000
	2004	$72,000	$59,000	$3,000	$10,000
	2003	$76,000	$61,000	$5,000	$10,000

Independent Registered Public Accounting Firm

The financial highlights of each Fund included in the Funds’ prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as legal counsel to each Fund and the Independent Directors of each Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to a sub-accounting and sub-administration agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), SFAC and the Advisor have delegated certain administrative and fund accounting functions to SSB under the investment management agreement and the fund accounting agreement, respectively. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by a Fund.

Effective upon termination of the Administrative Agreement, the Funds pay SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

For the period April 1, 2004 through August 31, 2004, the amount charged to Scudder Global Fund by SFAC for accounting services aggregated $339,742, all of which is unpaid at August 31, 2004.

For the period April 1, 2004 through August 31, 2004, the amount charged to Scudder International Fund by SFAC for accounting services aggregated $267,597, all of which is unpaid at August 31, 2004.

For the fiscal year ended August 31, 2005, the amount charged to Global Fund by SFAC for accounting services aggregated $411,295, of which $28,957 is unpaid at August 31, 2005.

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For the fiscal year ended August 31, 2005, the amount charged to International Fund by SFAC for accounting services aggregated $531,757, of which $4,983 is unpaid at August 31, 2005.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Custodian, Transfer Agent and Shareholder Service Agent

Brown Brothers Harriman & Company (“Custodian”), 40 Water Street, Boston, MA 02109 serves as Custodian of the Funds. The Custodian has entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the 1940 Act.

Custodian’s fee may be reduced by certain earnings credits in favor of each Fund.

Scudder Investments Service Company (“SISC”), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the Funds’ transfer agent, dividend-paying agent and shareholder service agent for each Fund’s Class A, B, C shares, Scudder Global Fund’s Class R shares and Scudder International Fund’s Institutional Class and Investment Class shares. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Funds. SISC receives as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. For Class R shares, SISC is compensated as follows: (for non-money market accounts) an open account charge of $29 and an asset-based fee of 0.05% for out of pocket expenses.

For the period April 1, 2004 through August 31, 2004, the amount charged by SISC aggregated $31,921 (of which $12,106 was not imposed and $8,457 was unpaid at August 31, 2004) for Class A shares, $21,210 (of which $10,128 was not imposed and $7,401 was unpaid at August 31, 2004) for Class B shares, $11,809 (of which $5,466 was not imposed and $3,623 was unpaid at August 31, 2004) for Class C shares and $584 (of which $122 was not imposed and $462 was unpaid at August 31, 2004) for Class R shares of Scudder Global Fund.

For the period April 1, 2004 through August 31, 2004, the amount charged by SISC aggregated $304,826 (of which $138,795 was unpaid at August 31, 2004) for Class A shares, $140,496 (of which $52,735 was not imposed and $23,418 was unpaid at August 31, 2004) for Class B shares, $49,771 (of which $4,465 was not imposed and $18,280 was unpaid at August 31, 2004) for Class C shares and $6,399 (of which $4,199 was not imposed at August 31, 2004) for Institutional Class shares of Scudder International Fund.

For the fiscal ended August 31, 2005, the amount charged by SISC aggregated $85,741 (of which $12,443 was not imposed and $29,005 was unpaid at August 31, 2005) for Class A shares; $44,151 (of which $16,313 was not imposed and $11,167 was unpaid at August 31, 2005) for Class B shares; $28,219 (of which $8,320 was not imposed and $8,464 was unpaid at August 31, 2005) for Class C shares; and $4,763 (of which $2,085 was not imposed and $3,140 was unpaid at August 31, 2005) for Class R shares of Scudder Global Fund.

For the fiscal year ended August 31, 2005, the amount charged by SISC aggregated $599,345 (of which $167,016 was unpaid at August 31, 2005) for Class A shares; $303,855 (of which $92,572 was not imposed and $66,372 was unpaid at August 31, 2005) for Class B shares; $102,894 (of which $28,231 was unpaid at August 31, 2005) for Class C shares; and $4,649 for Institutional Class shares of Scudder International Fund.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

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SERVICE PLANS

Global Fund — Class R Shares

International Fund — Investment Class Shares

Each Fund has adopted a service plan (the “Service Plans”) with respect to Class R shares of Global Fund and Investment Class shares of International Fund which authorizes a Fund to compensate Service Organizations whose customers invest in Class R shares of Global Fund and Investment Class shares of International Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plans, the Funds may enter into agreements with Service Organizations (“Service Agreements”). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Class R shares of Global Fund and Investment Class shares of International Fund beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the Class R shares of Global Fund and Investment Class shares of International Fund owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Corporations or applicable Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange such shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Service Plans; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Service Plans; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refund and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 (“ERISA”); and (xi) providing prospectuses, proxy materials and other documents of an applicable Fund to participants as may be required by law.

As compensation for such services, each Service Organization of a Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Global Fund’s Class R shares and International Fund’s Investment Class shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plans, the Officers of the Corporation provide to the Corporation’s Board of Directors for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plans.

Pursuant to the Service Plans, Investment Class shares of International Fund that are beneficially owned by customers of a Service Organization will convert automatically to Institutional Class shares of the Fund in the event that such Service Organization’s Service Agreement expires or is terminated. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 (“ERISA”) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Class R shares of Global Fund and Investment Class shares of International Fund. Service Organizations that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their own legal Advisors before investing fiduciary assets in Class R shares of Global Fund or Investment Class shares of International Fund and receiving service fees.

The Corporations believe that fiduciaries of ERISA plans may properly receive fees under a Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary’s decisions are made in the best interests of the plan and are not colored by self-interest.

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Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of “party in interest” with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under a Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary’s receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the

46

Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Scudder Global Fund: For the fiscal years ended August 31, 2003, August 31, 2004 and August 31, 2005 the Fund paid aggregate brokerage commissions of $2,111,176, $2,263,000 and $1,881,808, respectively.

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The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2005 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of August 31, 2005
Skandinaviska Enskilda Banken AB	$14,306,000
Bangkok Bank PLC	$7,265,000
DBS Group Holdings Ltd.	$6,420,000
Citigroup Inc.	$12,995,000
JP Morgan Chase & Co.	$6,310,000
Banco Bradesco S.A.	$4,113,000
Mega Financial Holdings Co., Ltd.	$4,926,000

Scudder International Fund: For the fiscal years ended August 31, 2003, August 31, 2004 and August 31, 2005 the Fund paid aggregate brokerage commissions of $7,286,366, $2,035,000 and $3,601,297, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2005 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of August 31, 2005
Toyota Motor Corp.	$34,534,000
HSBC Holdings PLC	$29,685,000
Banca Intesa Spa	$26,105,000
BNP Paribas SA	$21,705,000
ING Groep NV	$20,447,000
Alpha Bank AE	$12,993,000
Australia & New Zealand Group, Ltd.	$15,995,000

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
Scudder Global Fund	0%	0%	$0
Scudder International Fund	0%	0%	$0

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

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Portfolio turnover rates for the two most recent fiscal periods are as follows:

	2005	2004
Scudder Global Fund	54%	81%
Scudder International Fund	57%	82%

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by SDI (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to SISC for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent, SISC will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell (not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder’s

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bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least calendar 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Funds reserve the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of their shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the fund prospectus.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for Scudder-branded plans by ADP, Inc. under an alliance with SDI and its affiliates, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the prospectus, SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

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Upon notice to all dealers, SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the five compensation schedules up to the following amounts:

Compensation Schedule #1: Retail Sales and Scudder Flex Plan(1)		Compensation Schedule #2: Scudder Premium Plan(2)		Compensation Schedule #3: Scudder Mid-to-Large Market Plan(2)

Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value
$1 million to $3 million (equity funds)	1.00%	Under $15 million	0.50%	Over $15 million	0.00% - 0.50%
Over $3 million to $50 million	0.50%	—	—	—	—
Over $50 million	0.25%	—	—	—	—

Compensation Schedule #4: Scudder Choice Plan(3)
Amount of Shares Sold	As a Percentage of Net Asset Value
All amounts (equity funds)	1.00%
All amounts (Scudder Short Duration Fund and Scudder Short Term Bond Fund)	0.75%

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.
(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.
(3)	SDI compensates UBS Financial in accordance with Premium Plan Compensation Schedule #2.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the

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purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price		As a Percentage of Net Asset Value*		Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%		6.10%		5.20%
$50,000 but less than $100,000	4.50		4.71		4.00
$100,000 but less than $250,000	3.50		3.63		3.00
$250,000 but less than $500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	.00	**	.00	**	.00	***

*	Rounded to the nearest one-hundredth percent.
**	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***	Commission is payable by SDI as discussed below.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Class B Purchases. Class B shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor’s purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Funds’ Prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.

Class C Purchases. Class C shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class C shares sold without an initial sales charge, which allows the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds’ prospectus and Statement of Additional Information.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales

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charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with SDI and its affiliates may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c)	certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

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(i)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”) made available through ADP under an alliance with SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(j)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

(k)	in connection with a direct “roll over” of a distribution from a Flex Plan into a Scudder IRA (this applies to Class B shares only).

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Purchase of Class C Shares. Class C shares of the fund will be offered at net asset value. No initial sales charge will be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in each prospectus and Statement of Additional Information.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with SDI and its affiliates (“Scudder Flex Plans” and “Scudder Choice Plans”).

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a.

Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder

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Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Purchase of Institutional and Investment Class Shares. (Scudder International Fund only) Information on how to buy shares is set forth in the section entitled “How to Invest in the Fund” in the Fund’s Prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for Institutional Class shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management’s discretion.

In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with SISC or through an authorized service agent. Investors who establish shareholder accounts directly with SISC should submit purchase and redemption orders as described in the Prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing.

Purchase of Class R Shares. (Scudder Global Fund only) Investors may invest in Class R shares through certain retirement and other plans. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee, 0.25% shareholder service fee.)

Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

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Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s.

A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used

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to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Portfolio’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Portfolio under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year’s charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

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The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct “roll over” distributions from a Flex Plan into a Scudder IRA under the Class A net asset value purchase privilege.
The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

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In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to distribute its investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made if necessary.

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gains, annually in November and December. Each Fund intends to distribute net realized capital gains after utilization of

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capital loss carryforwards, if any, in November and December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder’s account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

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Federal Taxation. Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most

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cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of such Fund may be

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eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning on or before December 31, 2008

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

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Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty.

So long as more than 50% of the value of the total assets of a Fund at the close of the taxable year consists of securities in foreign corporations, the Fund may make an election under Section 853 of the Code to enable the shareholders to claim a credit or deduction (subject to limitations) on their federal income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Shareholders will treat such amounts as part of their distribution from the Fund. The foreign tax credit available to shareholders is subject to certain limitations and restrictions imposed by the Code.

If a Fund does not make the election permitted under section 853 of the Code, any foreign taxes paid or accrued will represent an expense to the Fund that will reduce its investment company taxable income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Other Tax Considerations. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Certain of a Fund’s hedging activities (including transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset .If a Fund’s book income is less than its taxable

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income, that Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Each Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause a Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of Fund securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by each Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2008, each Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by each Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Funds [do/do not] intend to designate distributions as interest-related dividends or as short-term capital gain dividends.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

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Recent legislation modifies the tax treatment of distributions from each Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. For dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund’s shares will nevertheless not constitute USRPIs if the Fund is a “domestically controlled qualified investment entity,” which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated

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prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the security’s primary exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used. Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

DIRECTORS AND OFFICERS

Global/International Fund, Inc. and Scudder International Fund, Inc.

The following table presents certain information regarding the Directors and Officers of the Corporation as of December 1, 2005. Each Director’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the Corporation. Because the Fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the Corporation may also serve in similar capacities with other funds in the fund complex.

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Independent Directors

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005)	43

Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43

Keith R. Fox (1954) Director, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005)	43

Kenneth C. Froewiss (1945) Director 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46

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Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005)	43

Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board; Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005)	43

Officers(2)

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Vincent J. Esposito(4) (1956) President, 2005-present	Managing Director(3), Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

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Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Daniel O. Hirsch (5) (1954) Assistant Secretary, 2002-present	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

Elisa D. Metzger (1962) Assistant Secretary, 2005-present	Director ((3)), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director (3), Deutsche Asset Management	n/a

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director (3), Deutsche Asset Management	n/a

Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director (3), Deutsche Asset Management	n/a

John Robbins (4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director ((3)), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo (4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Corporation, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Directors.
(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: One South Street, Baltimore, Maryland 21202.

Officer’s Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson: Secretary

Directors’ Responsibilities. The primary responsibility of the Board of Directors is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, six of the Board’s members are “Independent Directors;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Corporation or the Advisor.

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other

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requirements. In 2004, the Directors conducted over 40 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 23 different days. In addition, various Directors participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held seven meetings during the calendar year 2004.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Directors*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held seven meetings during the calendar year 2004.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Henry P. Becton, Jr. (alternate). The Valuation Committee held five meetings for each Fund during the calendar year 2004.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair) and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2004.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

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Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held four meetings during the calendar year 2004.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll and Carl Vogt (Chair). This committee met eight times in 2004.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. This committee was established on October 12, 2004 and met one time in 2004.

Remuneration. Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2004.

Name of Director	Compensation from Scudder Global Fund	Compensation from Scudder International Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from the Fund Complex (2)(3)(4)
Henry P. Becton, Jr.	$3,251	$6,338	$0	$159,500
Dawn-Marie Driscoll(1)	$4,188	$8,238	$0	$208,016
Keith R. Fox	$3,846	$7,389	$0	$220,620
Kenneth C. Froewiss(5)	$0	$0	$0	$87,364
Jean Gleason Stromberg	$3,131	$6,091	$0	$153,500
Carl W. Vogt	$3,533	$6,905	$0	$168,500

(1)	Includes $14,896 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(2)	For each Director, except Mr. Froewiss, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 49 funds/portfolios. Each Director, except Mr. Froewiss, currently serves on the boards of 18 trusts/corporations comprised of 41 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.

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(3)	Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Becton, $34,120 for Ms. Driscoll, $36,620 for Mr. Fox, and $17,000 for Mr. Vogt. These meeting fees were borne by the Funds.
(4)	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of ad hoc committees of the Boston Board in connection with reviewing the Funds’ shareholder servicing arrangements. Such amounts totaled $2,500 for Ms. Driscoll and $31,000 for Mr. Fox. Also, included are amounts paid to the Trustees, except Mr. Froewiss, for special meetings to consider fund mergers. These amounts totaled $5,000 for Mr. Becton and Ms Driscoll, $4,000 for Mr. Fox and $3,000 for Ms. Stromberg. The Funds were reimbursed by the Advisor for these meeting fees.
(5)	Mr. Froewiss was appointed to the Boston Board on September 15, 2005. He served as a member of five Scudder closed-end funds in 2004, for which he received the compensation indicated.

Director Fund Ownership of Independent and Interested Directors

The following sets forth ranges of Director beneficial share ownership as of December 31, 2004.

Name of Director	Dollar Range of Securities Owned in Scudder Global Fund	Dollar Range of Securities Owned in Scudder International Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Director
Henry P. Becton, Jr.	$10,001 -$50,000	$10,001 - $50,000	Over $100,000
Dawn-Marie Driscoll	$10,001 -$50,000	$1 - $10,000	Over $100,000
Keith R. Fox	None	$10,001 - $50,000	Over $100,000
Kenneth C. Froewiss (1)	None	None	$50,000-$100,000
Jean Gleason Stromberg	None	None	Over $100,000
Carl W. Vogt	None	None	Over $100,000

(1)	Mr. Froewiss was appointed to the Boston Board on September 15, 2005.

Securities Beneficially Owned

As of November 11, 2005, all Directors and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of each Fund.

To the best of each Fund’s knowledge, as of November 11, 2005, no person owned of record or beneficially 5% or more of any class of a Fund’s outstanding shares, except as noted below:

As of November 11, 2005, 14,090 shares in the aggregate, or 30.55% of the outstanding shares of Scudder Global Fund, Class R were held in the name of Scudder Trust Company, FBO Applied Energy Solutions LLC, Salem, NH 03079-1143, who may be deemed to be the beneficial owner of certain of these shares.

As of November 11, 2005, 11,826 shares in the aggregate, or 25.64% of the outstanding shares of Scudder Global Fund, Class R were held in the name of State Street Bank & Trust FBO ADP/Scudder Choice, Florham Park, NJ 07932-1502, who may be deemed to be the beneficial owner of certain of these shares.

As of November 11, 2005, 4,760 shares in the aggregate, or 10.32% of the outstanding shares of Scudder Global Fund, Class R were held in the name of S&S Manufacturing, FBO S&S Manufacturing, East Brunswick, NJ 08816-1635, who may be deemed to be the beneficial owner of certain of these shares.

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As of November 11, 2005, 20,701 shares in the aggregate, or 15.12% of the outstanding shares of Scudder International Fund, Institutional Class were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series, Quincy, MA 02171-2105, who may be deemed to be the beneficial owner of certain of these shares.

As of November 11, 2005, 46,622 shares in the aggregate, or 34.04% of the outstanding shares of Scudder International Fund, Institutional Class were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series, Quincy, MA 02171-2105, who may be deemed to be the beneficial owner of certain of these shares.

As of November 11, 2005, 60,271 shares in the aggregate, or 44.01% of the outstanding shares of Scudder International Fund, Institutional Class were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series, Quincy, MA 02171-2105, who may be deemed to be the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Director	Owner and Relationship to Director	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Kenneth C. Froewiss		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Agreement to Indemnify Independent Directors for Certain Expenses.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses:

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(1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the investment advisor and the Funds.

FUND ORGANIZATION

Organizational Description

Scudder Global Fund. Scudder Global Fund is a series of Global/International Fund, Inc., a Maryland corporation organized on May 15, 1986. The name of this Corporation was changed, effective May 29, 1998, from Scudder Global Fund, Inc. This Corporation currently consists of four series: Scudder Global Fund, Scudder Global Bond Fund, Scudder Global Discovery Fund and Scudder Emerging Markets Income Fund. Each Fund except Scudder Global Fund is further divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C shares. Scudder Global Fund is further divided into six classes of shares: Class AARP, Class S, Class A, Class B, Class C and Class R.

The authorized capital stock of Global/International Fund, Inc. consists of 1,559,993,796 shares with $0.01 par value, 200 million shares of which are allocated to Scudder Global Discovery Fund, 529,154,575 shares of which are allocated to Scudder Global Bond Fund, and 320 million shares of which are allocated to each of Scudder Emerging Markets Income Fund and Scudder Global Fund.

Scudder International Fund. Scudder International Fund, Inc. was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of this Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of this Corporation was changed to the US through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation.

The authorized capital stock of Scudder International Fund, Inc., consists of 2,447,923,888 shares of a par value of $.01 each, which capital stock has been divided into five series: Scudder International Fund, the original series; Scudder Latin America Fund and Scudder Pacific Opportunities Fund, both organized in December 1992, Scudder Greater Europe Fund, organized in October 1994, and Scudder Emerging Markets Fund, organized in May 1996. Each series consists of 320 million shares except for International Fund which consists of 620,595,597 shares, Scudder Latin America Fund which consists of 340 million shares and Scudder Greater Europe Growth Fund which consists of 420 million shares. Scudder International Fund is further divided into seven classes of shares, Class AARP, Class S, Class A (formerly known as Class R Shares), Class B, Class C, Institutional Class (formerly known as Class I shares) and Investment Class shares. Scudder Pacific Opportunities Fund and Scudder Emerging Markets Fund are each divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C. Scudder Latin America Fund is divided into six classes of shares, Class S, Class AARP, Class A, Class B, Class C and Class M. Scudder Greater Europe Fund is divided into six classes of shares, Class S, Class AARP, Class A, Class B, Class C and Institutional Class.

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval.

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Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports.

The Articles of Incorporation, as amended, and By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed.

Subject to the limits of the 1940 Act and unless otherwise provided by the By-laws, a Director may be removed with or without cause, by the affirmative vote of the stockholders holding a majority of the outstanding shares of the Corporation.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders

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(sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting our Web site at: www.scudder.com (type “proxy voting” in the search field).

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of Scudder Global Fund and Scudder International Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements as applicable in the Annual Report to the Shareholders of each Fund dated August 31, 2005 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of Scudder Global Fund — Class A is 378947-857.

The CUSIP number of Scudder Global Fund — Class B is 378947-840.

The CUSIP number of Scudder Global Fund — Class C is 378947-832.

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The CUSIP number of Scudder Global Fund — Class R is 378947-741.

The CUSIP number of Scudder International Fund — Class A: 811165-810.

The CUSIP number of Scudder International Fund — Class B is 811165-794.

The CUSIP number of Scudder International Fund — Class C is 811165-786.

The CUSIP number of Scudder International Fund — Institutional Class is 811165-778.

The CUSIP number of Scudder International Fund — Investment Class is 811165-620.

Each Fund has a fiscal year end of August 31.

This Statement of Additional Information contains the information of Scudder Global Fund and Scudder International Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

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Moody’s Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. “AA”` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

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BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong

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position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

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DWS International Fund & DWS International Equity Fund Prospectus Supplement dated January 27, 2006

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectuses of each of the funds listed below:

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Commodity Securities Fund

Scudder-Dreman Concentrated Value Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Mid Cap Value Fund

Scudder-Dreman Small Cap Value Fund

Scudder EAFE(R) Equity Index Fund

Scudder Emerging Markets Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund, Inc.

Scudder Flag Investors Equity Partners Fund, Inc.

Scudder Flag Investors Value Builder Fund, Inc.

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Government & Agency Money Fund

Scudder Greater Europe Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Yield Tax Free Fund

Scudder Income Fund

Scudder Inflation Protected Plus Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Limited Duration Plus Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Growth Fund

Scudder Money Market Fund

Scudder Money Market Series

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Plus Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Target 2014 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax Free Money Fund

Scudder Tax-Exempt Money Fund

Scudder Technology Fund

Scudder Total Return Fund

Scudder U.S. Bond Index Fund

Scudder U.S. Government Securities Fund

Scudder U.S. Treasury Money Fund

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Market Timing Related Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The Funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the Funds’ investment advisors and their affiliates, and certain individuals, including in some cases Fund Trustees/Directors, officers, and other parties. Each Scudder Fund’s investment advisor has agreed to indemnify the applicable Scudder Funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the Funds or their advisors.

With respect to the lawsuits, based on currently available information, the Funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder Funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the Funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the Scudder Funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission (the “SEC”), the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected Scudder Funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the Scudder Funds will be named as respondents or defendants in any proceedings. The Funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the Scudder Funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain Scudder Funds and (ii) by failing more generally to take adequate measures to prevent market timing in the Scudder Funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche Fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent trustees of the Scudder Funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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Other Regulatory Matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain Scudder Funds to broker-dealers that sold shares in the Scudder Funds and provided enhanced marketing and distribution for shares in the Scudder Funds. In addition, on January 13, 2006, Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Please Retain This Supplement for Future Reference

January 27, 2006

SMF-3676

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DWS International Fund Prospectus dated December 1, 2005 for Classes A, B & C

SCUDDER

INVESTMENTS

Global/International Funds I

Prospectus

December 1, 2005

Scudder Global Fund

Classes A, B, C and R

Scudder International Fund

Classes A, B and C

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Classes A, B and C shares are generally intended for investors seeking the advice and assistance of a financial advisor. Class R shares are only available to participants in certain retirement plans.

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	Class A	Class B	Class C	Class R
ticker symbol	SGQAX	SGQBX	SGQCX	SGQRX
fund number	407	607	707	1512

Scudder Global Fund

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital, while actively seeking to reduce downside risk as compared with other global growth funds. The fund invests at least 65% of its total assets in US and foreign equities (equities issued by US and foreign-based companies). Most of the fund’s equities are common stocks. Although the fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies. In addition, the fund does not invest in securities issued by tobacco-producing companies.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The manager generally looks for companies that he believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The manager considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The manager uses analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

The manager uses several strategies in seeking to reduce downside risk, including:

(i) diversifying broadly among companies, industries, countries and regions; (ii) focusing on high-quality companies with reasonable valuations; and (iii) generally focusing on countries with developed economies.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when he believes its price is unlikely to go higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s emphasis on a given country.

The fund may lend its investment securities up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

5

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform, both in the US and abroad. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who are interested in a broadly diversified approach to global investing with an emphasis on long-term growth of capital.

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•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

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Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	the fund’s risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

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The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was June 18, 2001. The inception date for Class R shares was November 3, 2003. In the bar chart, the performance figures for Class A shares before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B, C or R and the current applicable sales charges of Class A or B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Global Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	20.19
1996	13.33
1997	16.92
1998	12.28
1999	23.13
2000	-3.28
2001	-16.62
2002	-17.21
2003	31.93
2004	14.69

2005 Total Return as of September 30: 16.82%

For the periods included in the bar chart:

Best Quarter:	15.12%, Q4 1999	Worst Quarter:	-17.42%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years		10 Years
Class A
Return before Taxes	8.10	-0.98		7.68
Return after Taxes on Distributions	8.10	-1.75		5.78
Return after Taxes on Distributions and Sale of Fund Shares	3.25	-1.30	*	5.68
Class B (Return before Taxes)	10.86	-0.76		7.47
Class C (Return before Taxes)	13.86	-0.57		7.49
Class R (Return before Taxes)	14.60	-0.01		8.08
Index (reflects no deductions for fees, expenses or taxes)	14.72	-2.45		8.09

*	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Index: Morgan Stanley Capital International (MSCI) World Index, is an unmanaged capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East.

Total returns for 2004-2005 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

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How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C	Class R
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%	None
Redemption/Exchange fee on shares owned less than 30 days (as % of amount, redeemed, if applicable)(3)	2.00		2.00	2.00	2.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.98%		0.98%	0.98%	0.98%
Distribution/Service (12b-1) Fees	0.24		0.99	1.00	0.46
Other Expenses	0.58		0.76	0.68	0.87

Total Annual Operating Expenses(4),(5)	1.80		2.73	2.66	2.31

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.
(3)	This fee is charged on applicable redemptions or exchanges. Please see “Policies about transactions” for further information.
(4)	Through February 28, 2006, the advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.455%, 1.475% and 1.465% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses. In addition, through February 28, 2006, the advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.955% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses.
(5)	Effective March 1, 2006 through September 30, 2006, the advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.71%, 2.461%, 2.461% and 1.96% for Class A, Class B, Class C and Class R shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

11

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$747	$1,109	$1,494	$2,569
Class B shares	676	1,147	1,645	2,632
Class C shares	369	826	1,410	2,993
Class R shares	234	721	1,235	2,646

Expenses, assuming you kept your shares
Class A shares	$747	$1,109	$1,494	$2,569
Class B shares	276	847	1,445	2,632
Class C shares	269	826	1,410	2,993
Class R shares	234	721	1,235	2,646

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	Class A	Class B	Class C
ticker symbol	SUIAX	SUIBX	SUICX
fund number	468	668	768

Scudder International Fund

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign equities (equities issued by foreign-based companies and listed on foreign exchanges). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

In choosing stocks, the portfolio manager uses a combination of two analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Top-down analysis. The manager considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities.

OTHER INVESTMENTS The fund may invest up to 20% of net assets in foreign debt securities, including convertible bonds. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The fund may lend its investment securities up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in a broadly diversified non-US international investment with the emphasis squarely on long-term growth of capital.

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•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

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Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

16

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A shares (formerly Class R) is August 2, 1999. The inception date for Class B and C shares is December 29, 2000. In the bar chart, the performance figures for Class A shares before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A or B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE	ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	11.91
1996	14.24
1997	7.68
1998	18.30
1999	57.33
2000	-19.40
2001	-27.10
2002	-16.56
2003	27.46
2004	16.37

2005 Total Return as of September 30: 11.85%

For the periods included in the bar chart:

Best Quarter:	30.20%, Q4 1999	Worst Quarter:	-19.42%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years		10 Years
Class A
Return before Taxes	9.68	-7.28		5.78
Return after Taxes on Distributions	9.73	-7.77		4.66
Return after Taxes on Distributions and Sale of Fund Shares	4.73	-6.35	*	4.58
Class B (Return before Taxes)	12.38	-7.10		5.57
Class C (Return before Taxes)	15.37	-6.93		5.59
Index (reflects no deductions for fees, expenses or taxes)	20.25	-1.13		5.62

*	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Index: Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns for 2004-2005 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

18

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%
Redemption/Exchange fee on shares owned less than 30 days (as % of amount redeemed, if applicable)(3)	2.00		2.00	2.00

Annual Operating Expenses, deducted from fund assets
Management Fee	0.68%		0.68%	0.68%
Distribution/Service (12b-1) Fees	0.23		1.00	0.98
Other Expenses	0.46		0.98	0.62

Total Annual Operating Expenses(4),(5)	1.37		2.66	2.28

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.
(3)	This fee is charged on applicable redemptions or exchanges. Please see “Policies about transactions” for further information.
(4)	Through February 28, 2006, the advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.345%, 1.365% and 1.355% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.
(5)	Effective March 1, 2006 through September 30, 2006, the advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.34%, 2.25% and 2.25% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

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Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$706	$984	$1,282	$2,127
Class B shares	669	1,126	1,610	2,389
Class C shares	331	712	1,220	2,615

Expenses, assuming you kept your shares
Class A shares	$706	$984	$1,282	$2,127
Class B shares	269	826	1,410	2,389
Class C shares	231	712	1,220	2,615

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Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval.

•	As a temporary defensive measure, Scudder Global Fund could shift up to 100% of its assets into investments such as money market securities. As a temporary defensive measure, Scudder International Fund could shift up to 100% of its assets into investments such as US or Canadian money market securities. These measures could prevent losses, but would mean that a fund was not pursuing its goal.

•	Each fund’s equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that each fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose each fund to the effect of leverage, which could increase a fund’s exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

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For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

The funds’ complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The funds’ Statement of Additional Information includes a description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio holdings.

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

22

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder Global Fund	0.98%
Scudder International Fund	0.68%*

*	A portion of this fee was paid to Deutsche Asset Management Investment Services, Ltd., which served as Scudder International Fund’s subadvisor until September 30, 2005.

23

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Global Fund	Scudder International Fund
Oliver Kratz	Matthias Knerr, CFA

Managing Director of Deutsche Asset Management and Lead Manager of the fund.	Director, Deutsche Asset Management and Portfolio Manager of the fund.

•      Joined Deutsche Asset Management in 1996, having since served as portfolio manager for European Equity Fund and Global Emerging Markets analyst for International Equity Fund, after two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999; member of Budapest Stock Exchange Advisory Board.

•      Head of global portfolio selection team for Alpha Emerging Markets Equity and co-lead manager for Global Thematic Equity: New York.o Joined the fund in 2003.o BA, Tufts University and Karlova Universidad, Prague; MALD, Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

• Joined Deutsche Asset Management in 1995 and the fund in 2004. • Portfolio manager for EAFE Equities and Global Equities. • BS, Pennsylvania State University.

The funds’ Statement of Additional Information provides additional information about the portfolio managers’ investments in the funds, a description of their compensation structure and information regarding other accounts they manage.

24

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries or lawsuits will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, including the proposed settlements with regulators, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

25

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder Global Fund — Class A

Years Ended August 31,	2005		2004		2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$22.81		$20.42		$18.76	$23.14	$24.58
Income (loss) from investment operations:
Net investment income (loss)^b	.13		—	***	.12	.07	.04
Net realized and unrealized gain (loss) on investment transactions	6.66		2.65		1.69	(3.89)	(1.48)
Total from investment operations	6.79		2.65		1.81	(3.82)	(1.44)
Less distributions from:
Net investment income	—		(.26)		(.15)	(.41)	—
Net realized gain on investment transactions	—		—		—	(.15)	—
Total distributions	—		(.26)		(.15)	(.56)	—
Redemption fees	—	***	—		—	—	—

Net asset value, end of period	$29.60		$22.81		$20.42	$18.76	$23.14

Total Return (%)^c	29.77	^d	12.99	^d	9.75	(16.80)	(5.86	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26		17		15	14	18
Ratio of expenses before expense reductions (%)	1.76		1.77		1.66	1.63	1.62	*
Ratio of expenses after expense reductions (%)	1.70		1.69		1.66	1.63	1.62	*
Ratio of net investment income (loss) (%)	.51		.04		.66	.34	.78	*
Portfolio turnover rate (%)	54		81		55	31	40

^a	For the period from June 18, 2001 (commencement of operations of Class A shares) to August 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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Scudder Global Fund — Class B

Years Ended August 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$22.79		$20.40		$18.73		$23.10	$24.58
Income (loss) from investment operations:
Net investment income (loss)^b	(.07)		(.18)		(.03)		(.10)	—	***
Net realized and unrealized gain (loss) on investment transactions	6.63		2.65		1.70		(3.90)	(1.48)
Total from investment operations	6.56		2.47		1.67		(4.00)	(1.48)
Less distributions from:
Net investment income	—		(.08)		—	***	(.22)	—
Net realized gain on investment transactions	—		—		—		(.15)	—
Total distributions	—		(.08)		—	***	(.37)	—
Redemption fees	—	***	—		—		—	—

Net asset value, end of period	$29.35		$22.79		$20.40		$18.73	$23.10

Total Return (%)^c	28.78	^d	12.21	^d	8.93		(17.50)	(6.02	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		8		9		10	13
Ratio of expenses before expense reductions (%)	2.69		2.58		2.45		2.43	2.41	*
Ratio of expenses after expense reductions (%)	2.47		2.47		2.45		2.43	2.41	*
Ratio of net investment income (loss) (%)	(.26)		(.74)		(.13)		(.46)	(.01	)*
Portfolio turnover rate (%)	54		81		55		31	40

^a	For the period from June 18, 2001 (commencement of operations of Class B shares) to August 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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Scudder Global Fund — Class C

Years Ended August 31,	2005		2004		2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$22.79		$20.39		$18.73	$23.10	$24.58
Income (loss) from investment operations:
Net investment income (loss)^b	(.07)		(.16)		(.02)	(.09)	—	***
Net realized and unrealized gain (loss) on investment transactions	6.63		2.64		1.69	(3.90)	(1.48)
Total from investment operations	6.56		2.48		1.67	(3.99)	(1.48)
Less distributions from:
Net investment income	—		(.08)		(.01)	(.23)	—
Net realized gain on investment transactions	—		—		—	(.15)	—
Total distributions	—		(.08)		(.01)	(.38)	—
Redemption fees	—	***	—		—	—	—

Net asset value, end of period	$29.35		$22.79		$20.39	$18.73	$23.10

Total Return (%)^c	28.78	^d	12.23	^d	8.91	(17.48)	(6.02	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		5		5	5	5
Ratio of expenses before expense reductions (%)	2.62		2.56		2.44	2.40	2.39	*
Ratio of expenses after expense reductions (%)	2.47		2.46		2.44	2.40	2.39	*
Ratio of net investment income (loss) (%)	(.26)		(.73)		(.12)	(.43)	.01	*
Portfolio turnover rate (%)	54		81		55	31	40

^a	For the period from June 18, 2001 (commencement of operations of Class C shares) to August 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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Scudder Global Fund — Class R

Year Ended August 31,	2005		2004^a
Selected Per Share Data
Net asset value, beginning of period	$22.89		$21.69
Income (loss) from investment operations:
Net investment income (loss)^b	.06		.02
Net realized and unrealized gain (loss) on investment transactions	6.68		1.37
Total from investment operations	6.74		1.39
Less distributions from:	—		(.19)
Net investment income
Redemption fees	—	***	—

Net asset value, end of period	$29.63		$22.89

Total Return (%)^c	29.45		6.38	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		.5
Ratio of expenses before expense reductions (%)	2.27		1.87	*
Ratio of expenses after expense reductions (%)	1.96		1.82	*
Ratio of net investment income (loss) (%)	.25		.13	*
Portfolio turnover rate (%)	54		81

^a	For the period from November 3, 2003 (commencement of operations of Class R shares) to August 31, 2004.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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Scudder International Fund — Class A

Years Ended August 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$37.86	$33.18	$32.35	$40.03	$57.54
Income (loss) from investmentoperations:
Net investment income (loss)^a	.56	.16	.26	.10	.06
Net realized and unrealized gain (loss) on investment transactions	9.48	4.82	.79	(7.76)	(14.89)
Total from investment operations	10.04	4.98	1.05	(7.66)	(14.83)
Less distributions from:	(.46)	(.30)	(.22)	(.02)	—
Net investment income
Net realized gain on investment transactions	—	—	—	—	(2.68)
Total distributions	(.46)	(.30)	(.22)	(.02)	(2.68)
Redemption fees	.00 *	.00 *	.00 *	.00 *	—

Net asset value, end of period	$47.44	$37.86	$33.18	$32.35	$40.03

Total Return (%)^b	26.63	15.06	3.28	(19.13)	(26.63)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219	192	204	218	312
Ratio of expenses (%)	1.33	1.55	1.49	1.31^c	1.33
Ratio of net investment income (loss) (%)	1.28	.41	.84	.28	.17
Portfolio turnover rate (%)	57	82	104	105	85

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 1.33%.
*	Amount is less than $.005.

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Scudder International Fund — Class B

Years Ended August 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$37.36		$32.74		$31.95		$39.83	$50.14
Income (loss) from investment operations:
Net investment income (loss)^b	.13		(.14)		.03		(.17)	(.11)
Net realized and unrealized gain (loss) on investment transactions	9.31		4.77		.76		(7.71)	(10.20)
Total from investment operations	9.44		4.63		.79		(7.88)	(10.31)
Less distributions from:	(.06)		(.01)		—		—	—
Net investment income
Redemption fees	.00	***	.00	***	.00	***	.00 ***	—

Net asset value, end of period	$46.74		$37.36		$32.74		$31.95	$39.83

Total Return (%)^c	25.21	^e	14.19	^e	2.47		(19.78)	(20.56	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		40		47		60	92
Ratio of expenses before expense reductions (%)	2.62		2.49		2.27		2.08^d	2.13	*
Ratio of expenses after expense reductions (%)	2.37		2.37		2.27		2.08^d	2.13	*
Ratio of net investment income (loss) (%)	.24		(.41)		.06		(.49)	(.35	)*
Portfolio turnover rate (%)	57		82		104		105	85

^a	For the period from December 29, 2000 (commencement of operations of Class B shares) to August 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 2.13%.
^e	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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Scudder International Fund — Class C

Years Ended August 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$37.35		$32.74		$31.94		$39.82	$50.14
Income (loss) from investment operations:
Net investment income (loss)^b	.18		(.14)		.03		(.17)	(.12)
Net realized and unrealized gain (loss) on investment transactions	9.32		4.76		.77		(7.71)	(10.20)
Total from investment operations	9.50		4.62		.80		(7.88)	(10.32)
Less distributions from:
Net investment income	(.11)		(.01)		—		—	—
Redemption fees	.00	***	.00	***	.00	***	.00 ***	—

Net asset value, end of period	$46.74		$37.35		$32.74		$31.94	$39.82

Total Return (%)^c	25.44		14.17	^d	2.50		(19.79)	(20.58	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22		22		22		24	32
Ratio of expenses before expense reductions (%)	2.24		2.38		2.26		2.11	2.11	*
Ratio of expenses after expense reductions (%)	2.24		2.36		2.26		2.11	2.11	*
Ratio of net investment income (loss) (%)	.37		(.40)		.07		(.52)	(.33	)*
Portfolio turnover rate (%)	57		82		104		105	85

^a	For the period from December 29, 2000 (commencement of operations of Class C shares) to August 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

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Choosing a Share Class

Offered in this prospectus are three share classes for the Scudder International Fund and four share classes for the Scudder Global Fund. Each class has its own fees and expenses, offering you a choice of cost structures. Each fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Class R shares are only available to participants in certain retirement plans.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare
Class A
• Sales charges of up to 5.75%, charged when you buy shares • In most cases, no charges when you sell shares • Up to 0.25% annual shareholder servicing fee	• Some investors may be able to reduce or eliminate their sales charges; see next page • Total annual operating expenses are lower than those for Class B or Class C

Class B

•      No charges when you buy shares

•      Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years

•      0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee

• The deferred sales charge rate falls to zero after six years • Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C

•      No charges when you buy shares

•      Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year

•      0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee

• The deferred sales charge rate is lower than Class B shares, but your shares never convert to Class A, so annual expenses remain higher

Class R
• No charges when you buy or sell shares • 0.25% annual distribution fee and up to 0.25% annual shareholder servicing fee	• Class R is only available to participants in certain retirement plans

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services. Financial advisors may also receive compensation from a fund for the services they provide to their clients.

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Class A shares

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Sales Charge as % of offering price(1),(2)	Sales Charge as % of your net investment
Up to $ 50,000	5.75%	6.10%
$50,000-$ 99,999	4.50	4.71
$100,000-$ 249,999	3.50	3.63
$250,000-$ 499,999	2.60	2.67
$500,000-$ 999,999	2.00	2.04
$1 million or more	See below and next two pages

(1)	The offering price includes sales charge.
(2)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted above.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $100,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you’re investing now in Class A shares is at least $100,000 (“Cumulative Discount”)

•	you are investing a total of $100,000 or more in Class A shares of several funds on the same day (“Combined Purchases”)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

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For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in the fund’s Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or Scudder mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

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There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of purchase and a similar charge of 0.50% on shares you sell during the next six months following purchase. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

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Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in this fund or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans. You should consult with your financial advisor to determine which class of shares is appropriate for you.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

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Class C shares

With Class C shares, you pay no up-front sales charges. Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares don’t have any up-front sales charges, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

39

Class R shares

Class R shares have no initial sales charges or deferred sales charges. Class R shares have a 12b-1 plan, under which each year a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Eligibility requirements

You may buy Class R shares if you are a participant in any of the following types of employer-sponsored plans that offer Class R shares of the fund:

•	All section 401(a) and 457 plans

•	Certain section 403(b)(7) plans

•	401(k), profit sharing, money purchase pension and defined benefit plans

•	Non-qualified deferred compensation plans

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How to Buy Class A, B and C Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts $500 or more for IRAs $50 or more with an Automatic Investment Plan	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan

Through a financial advisor • Contact your advisor using the method that's most convenient for you	• Contact your advisor using the method that's most convenient for you

By mail or express mail (see below) • Fill out and sign an application • Send it to us at the appropriate address, along with an investment check

•      Send a check made out to "Scudder Funds" and a Scudder investment slip to us at the appropriate address below

•      If you don't have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire • Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone

Not available	• Call (800) 621-1048 for instructions

With an automatic investment plan • Fill in the information on your application and include a voided check	• To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet Not available	• Call (800) 621-1048 to establish Internet access • Go to www.scudder.com and log in • Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-1614

41

How to Exchange or Sell Class A, B and C Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ( $500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you're in doubt, see page 51

Through a financial advisor • Contact your advisor by the method that's most convenient for you	• Contact your advisor by the method that's most convenient for you

By phone or wire • Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By mail or express mail (see previous page)

Write a letter that includes:

•      the fund, class and account number you're exchanging out of

•      the dollar amount or number of shares you want to exchange

•      the name and class of the fund you want to exchange into

•      your name(s), signature(s) and o a daytime telephone number

Write a letter that includes:

•      the fund, class and account number from which you want to sell shares

•      the dollar amount or number of shares you want to sell

•      your name(s), signature(s) and address, as they appear on your account address, as they appear on your account

•      a daytime telephone number

With an automatic exchange plan • To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a fund account, call (800) 621-1048 (minimum $ 50)

On the Internet • Call (800) 621-1048 to establish Internet access • Go to www.scudder.com and log in • Follow the instructions for making on-line exchanges	• Call (800) 621-1048 to establish Internet access • Go to www.scudder.com and log in • Follow the instructions for making on-line redemptions

42

How to Buy or Sell Class R Shares

If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent (“financial advisor”). Contact them for details on how to enter and pay for your order. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. The funds’ advisor or administrator may provide compensation to financial advisors for distribution, administrative and promotional services.

There are no minimum investments with respect to Class R shares.

Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your financial advisor for information on how to open a fund account.

43

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the funds. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C shares, and Scudder Global Fund’s Class R shares. The funds do have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

44

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

45

IRA Rollovers. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any Scudder Fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a Scudder Class R share IRA are not permitted.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to a fund’s long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations” these risks may be more pronounced. Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., “time zone arbitrage”).

The funds discourage short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to each fund’s policies as described in this prospectus and approved by the Boards. The funds generally define short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. Each fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

46

Each fund’s policies include:

•	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under “Redemption fees”);

•	each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

•	each fund will continue to use fair value pricing where appropriate under policies approved by a fund’s Board. (See “How the funds calculate share price.”)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds’ long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in a fund.

Each fund’s policies and procedures may be modified or terminated at any time.

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Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’. Subject to approval by DeAM or each fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds’ policies) and remit the fees to the funds. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the funds’ policies until such time as they can develop and implement a system to collect the redemption fees.

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The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund’s investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).

The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

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ScudderACCESS, the Scudder Automated

Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can always send us your order in writing.

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We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC sell first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

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There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the funds’ distributor, that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

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If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell shares by contacting your financial advisor.

How the funds calculate share price

To calculate net asset value per share, or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Shares Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

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Each fund charges a short-term redemption fee equal to 2.00% of the value of shares redeemed or exchanged within 30 days of purchase. Please see “Policies about transactions Redemption fees” for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by a fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of a fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund’s use of fair value pricing. This is intended to reduce a fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

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Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested indentifying information, or for other reasons

•	for Class A, B and C shares, close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (this policy doesn’t apply to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more per month or in any case where a fall in share price created the low balance)

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

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•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

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Understanding Distributions and Taxes

Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sales of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders annually in November and December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For Class R shares and retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except for Class R shares or in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For tax purposes, an exchange is treated the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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The tax status of fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at long-term capital gain rates:	Generally taxed at ordinary income rates:
Taxable distributions from a fund • gains from the sale of securities held by a fund for more than one year • qualified dividend income	• gains from the sale of securities held by a fund for one year or less • all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s yield on those securities would generally be decreased. Shareholders generally should be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of each fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund’s shares for lower tax rates to apply.

For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

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Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive from a fund.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in the fund.

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Notes

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Notes

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Notes

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Notes

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To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns and each fund’s financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. Each fund’s SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com (800) 621-1048	Public Reference Section Washington, D.C. 20549-0102 www.sec.gov (202) 942-8090

Distributor Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808

SCUDDER INVESTMENTS	SEC File Numbers:

Scudder Global Fund 811-4670
A Member of Deutsche Asset Management [LOGO]	Scudder International Fund 811-642

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DWS International Fund Prospectus dated December 1, 2005 for Institutional Class

SCUDDER

INVESTMENTS

Global/International Funds Institutional Class

Prospectus

December 1, 2005

Scudder International Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Fund Works

On the next few pages, you’ll find information about the fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

3

Institutional Class
ticker symbol	SUIIX
fund number	1468

Scudder International Fund

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign equities (equities issued by foreign-based companies and listed on foreign exchanges). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

In choosing stocks, the portfolio manager uses a combination of two analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Top-down analysis. The manager considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

OTHER INVESTMENTS The fund may invest up to 20% of net assets in foreign debt securities, including convertible bonds. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in a broadly diversified non-US international investment with the emphasis squarely on long-term growth of capital.

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•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

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Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the manager could be incorrect in the analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

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The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Fund

Annual Total Returns (%) as of 12/31 each year	Institutional Class

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2001	-26.81
2002	-16.14
2003	28.26
2004	17.03

2005 Total Return as of September 30: 12.23%

For the periods included in the bar chart:

Best Quarter:	16.42%, Q2 2003	Worst Quarter:	- 19.29%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2004

	1 Year	Since Inception*
Institutional Class
Return before Taxes	17.03	-2.03
Return after Taxes on Distributions	16.99	-2.10
Return after Taxes on Distributions and Sale of Fund Shares	11.66	-1.64	**
Index (reflects no deductions for fees, expenses or taxes)	20.25	2.42

*	Since 12/29/2000. Index comparison begins 12/31/2000.
**	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Index: Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns for 2004 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 730-1313 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

9

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

Fee Table
Shareholder Fees, paid directly from your investment	None
Redemption/Exchange fee on shares owned less than 30 days (as % of amount redeemed, if applicable)(1)	2.00%
Annual Operating Expenses, deducted from fund assets Management Fee	0.68%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.21

Total Annual Operating Expenses(2),(3)	0.89

(1)	This fee will be charged on applicable redemptions or exchanges. Please see “Policies about transactions” for further information.
(2)	Through February 28, 2006, the advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 0.94% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses.
(3)	Effective March 1, 2006 through September 30, 2006, the advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at no higher than 0.88% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Institutional Class	$91	$284	$493	$1,096

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Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval.

•	As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as US or Canadian money market securities. These measures could prevent losses, but would mean that the fund was not pursuing its goal.

•	The fund’s equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund’s exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

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Keep in mind that there is no assurance that any mutual fund will achieve its goal.

The fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Who Manages and Oversees the Fund

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

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DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the fund. For the most recent fiscal year end, the actual amount the fund paid in management fees was 0.68%* of the fund’s average daily net assets.

*	A portion of this fee was paid to Deutsche Asset Management Investment Services, Ltd., an affiliate of DeIM, which served as Scudder International Fund’s subadvisor until September 30, 2005.

The portfolio manager

The following person handles the day-to-day management of the fund:

Matthias Knerr, CFA Director, Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 2004.

•	Portfolio manager for EAFE Equities and Global Equities.

•	BS, Pennsylvania State University.

The fund’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the fund, a description of his compensation structure and information regarding other accounts he manages.

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Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries or lawsuits will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, including the proposed settlements with regulators, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Financial Highlights

This table is designed to help you understand the fund’s financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, are included in the fund’s annual report (see “Shareholder reports” on the back cover).

Scudder International Fund — Institutional Class

Years Ended August 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$37.99		$33.28		$32.42		$40.13	$50.14
Income (loss) from investment operations: Net investment income^b	.76		.39		.43		.28	.23
Net realized and unrealized gain (loss) on investment transactions	9.51		4.84		.80		(7.79)	(10.24)
Total from investment operations	10.27		5.23		1.23		(7.51)	(10.01)
Less distributions from: Net investment income	(.68)		(.52)		(.37)		(.20)	—
Redemption fees	.00	***	.00	***	.00	***	.00 ***	—

Net asset value, end of period	$47.58		$37.99		$33.28		$32.42	$40.13

Total Return (%)	27.18		15.77	^c	3.90		(18.76)	(19.96	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		8		21		16	22
Ratio of expenses before expense reductions (%)	.85		.96		.92		.83	.84	*
Ratio of expenses after expense reductions (%)	.85		.94		.92		.83	.84	*
Ratio of net investment income (%)	1.76		1.02		1.41		.76	.86	*
Portfolio turnover rate (%)	57		82		104		105	85

^a	For the period from December 29, 2000 (commencement of operations of Institutional Class shares) to August 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

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Buying and Selling Institutional Class Shares

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent (“financial advisor”). Contact them for details on how to enter and pay for your order. The fund’s advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to Scudder Investments Service Company (the “transfer agent”). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund’s shareholders.

Eligibility requirements

You may buy Institutional Class shares if you are any of the following:

•	An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

•	An employee benefit plan with assets of at least $50 million.

•	A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

•	A client of the private banking division of Deutsche Bank AG.

•	A current or former director or trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

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Investment minimums

Your initial investment must be at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

•	Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

•	Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

•	Employee benefit plans with assets of at least $50 million.

•	Clients of the private banking division of Deutsche Bank AG.

•	Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

•	A current or former director or trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the transfer agent

By Phone:	(800) 730-1313

First Investments By Mail:	Scudder Investments Service Company P.O. Box 219356 Kansas City, MO 64121-9356

Additional Investments By Mail:	Scudder Investments Service Company P.O. Box 219154 Kansas City, MO 64121-9154

By Overnight Mail:	Scudder Investments Service Company 210 W. 10th Street Kansas City, MO 64105-1614

You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

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How to open your fund account

MAIL:	Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the transfer agent.) Mail the completed application along with a check payable to the fund you have selected to the transfer agent. Be sure to include the fund number. (For fund number see below.) The addresses shown under “How to contact the transfer agent.”

WIRE:	Call the transfer agent to set up a wire account.

FUND NAME AND	Scudder International Fund — Institutional

FUND NUMBER:	Class — 1468.

Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:

Buying: Send your check, payable to “Scudder International Fund — Institutional Class — 1468” to the transfer agent. The addresses are shown above under “How to contact the transfer agent.” Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to “Scudder Funds” and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund’s name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

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WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Shareholder Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.

Bank Name:	State Street Kansas City

Routing No:	101003621

Attn:	Scudder Funds

DDA No:	751-069-01

FBO:	(Account name) (Account number)

Credit	Scudder International Fund — Institutional Class — 1468.

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund and its service providers reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

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TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your service agent or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional Class shares of another Scudder fund by calling Shareholder Services.

You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund’s Institutional Class. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

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Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

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Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., “time zone arbitrage”).

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund’s policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund’s policies include:

•	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions noted in the discussion of redemption fees);

•	the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

•	the fund has adopted certain fair valuation practices reasonably designed to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the fund calculates share price.”)

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When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the fund’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

The fund’s policies and procedures may be modified or terminated at any time.

Redemption fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

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The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund’s. Subject to approval by the advisor or the fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund’s policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund’s policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund’s investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing,

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or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in its sole discretion).

The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the fund’s investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 730-1313 at a later date.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

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Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

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When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

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How the fund calculates share price

To calculate net asset value per share, or NAV, the share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

The fund charges a short-term redemption fee equal to 2.00% of the value of shares redeemed or exchanged within 30 days of purchase. Please see “Policies about transactions — Redemption fees” for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn’t price its shares.

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Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for any other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimum at any time)

•	redeem your shares or close your account on 60 days’ notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason other than a change in market value

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•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to shareholders annually in November and December, and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under Federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at long-term capital gain rates:	Generally taxed at ordinary income rates:

Taxable distributions from the fundo

• gains from the sale of securities held by the fund for more than one year	• gains from the sale of securities held by the fund for one year or less

• qualified dividend income	• all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for lower tax rates to apply.

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For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive from the fund.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in the fund.

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Notes

34

Notes

35

Notes

36

Notes

37

Notes

38

Notes

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To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. The fund’s SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
(800) 730-1313	(202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

Scudder Investments	SEC File Number:

A Member of Deutsche Asset Management [LOGO]	Scudder International Fund 811-642

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DWS International Fund Prospectus dated December 1, 2005 for Investment Class

SCUDDER

INVESTMENTS

Global/International Funds Investment Class

Prospectus

December 1, 2005

Scudder International Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Fund Works

On the next few pages, you’ll find information about the fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

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Investment Class

Scudder International Fund

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign equities (equities issued by foreign-based companies and listed on foreign exchanges). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

In choosing stocks, the portfolio manager uses a combination of two analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Top-down analysis. The manager considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

OTHER INVESTMENTS The fund may invest up to 20% of net assets in foreign debt securities, including convertible bonds. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in a broadly diversified non-US international investment with the emphasis squarely on long-term growth of capital.

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•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

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Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

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The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class S shares have varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

Investment Class shares are expected to commence operations after completion of the reorganization of Scudder International Equity Fund into Scudder International Fund in 2006 and therefore do not have a full calendar year of performance available. In the bar chart and the table, the performance figures reflect the performance of the fund’s original share class (Class S). Although Class S shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

The table shows returns for Class S shares on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Fund

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	12.22
1996	14.55
1997	7.98
1998	18.62
1999	57.89
2000	-19.23
2001	-26.89
2002	-16.37
2003	27.91
2004	16.85

2005 Total Return as of September 30: 12.11%

For the periods included in the bar chart:

Best Quarter:	30.46%, Q4 1999	Worst Quarter:	-19.37%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years		10 Years
Class S
Return before Taxes	16.85	-5.89		6.73
Return after Taxes on Distributions	16.84	-6.43		5.55
Return after Taxes on Distributions and Sale of Fund Shares	11.50	-4.96	*	5.57	*
Index (reflects no deductions for fees, expenses or taxes)	20.25	-1.13		5.62

*	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Index: Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns for 2004 would have been lower if operating expenses hadn’t been reduced.

Investment Class does not have a full calendar year of performance and past performance data is not provided. Although Class S shares are not offered in this prospectus, they are invested in the same portfolio of securities as Investment Class. Investment Class shares’ annual total returns differ only to the extent that the classes have different fees and expenses.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

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How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the fund.

Fee Table
Shareholder Fees, paid directly from your investment	None
Redemption/Exchange fee on shares owned less than 30 days (as % of redemption proceeds)(1)	2.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.68%
Distribution and/or Service (12b-1) Fee	None
Other Expenses(2)	0.16
Total Annual Operating Expenses	0.84

(1)	This fee is charged on applicable redemptions or exchanges. Please see “Policies about transactions” for further information.
(2)	Estimated since no Investment Class shares were issued as of the fund’s fiscal year end.

Based on the costs above, this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Investment Class	$86	$268	$466	$1,037

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Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval.

•	As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as US or Canadian money market securities. These measures could prevent losses, but would mean that the fund was not pursuing its goal.

•	The fund’s equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund’s exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

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Keep in mind that there is no assurance that any mutual fund will achieve its goal.

The fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Who Manages and Oversees the Fund

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

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DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the fund. For the most recent fiscal year end, the actual amount the fund paid in management fees was 0.68%* of the fund’s average daily net assets.

*	A portion of this fee was paid to Deutsche Asset Management Investment Services Ltd., an affiliate of DeIM, which served as Scudder International Fund’s subadvisor until September 30, 2005.

The portfolio manager

The following person handles the day-to-day management of the fund.

Matthias Knerr, CFA Director, Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 2004.

•	Portfolio manager for EAFE Equities and Global Equities.

•	BS, Pennsylvania State University.

The fund’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the fund, a description of his compensation structure and information regarding other accounts he manages.

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Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries or lawsuits will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, including the proposed settlements with regulators, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights

Because Investment Class shares of the fund are newly offered, there is no financial information available for these shares as of the date of this prospectus.

14

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions and you should follow those.

These instructions are for buying and selling Investment Class shares.

15

Buying and Selling Investment Class Shares

You may only buy Investment Class shares if you have a shareholder account set up with a financial advisor. Financial advisors include brokers or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the fund. Financial advisors may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your financial advisor for details on how to enter and pay for your order. The fund’s advisor or administrator may provide compensation to financial advisors for distribution, administrative and promotional services.

Investment minimums

Initial investment	$1,000
Subsequent investment	$50
IRA Account
Initial investment	$500
Subsequent investment	$50
Automatic investment plan (minimum/maximum)	$50/ $250,000
Minimum account balance	$1,000

The fund and its service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Service plan

The fund has adopted a service plan for its Investment Class shares. Under the plan, the fund pays service fees at an aggregate annual rate of up to 0.25% of the fund’s average daily net assets for its Investment Class shares. The fees are compensation to financial advisors for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the fund.

16

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund’s Investment Class. The fund does have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations” these risks may be more pronounced. Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., “time zone arbitrage”).

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The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund’s policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund’s policies include:

•	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under “Redemption fees”);

•	the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

•	the fund will continue to use fair value pricing where appropriate under policies approved by the fund’s Boards. (See “How the fund calculates share price.”)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the fund’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is

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important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

The fund’s policies and procedures may be modified or terminated at any time.

Redemption fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund’s. Subject to approval by DeAM or the fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund’s policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund’s policies until such time as they can develop and implement a system to collect the redemption fees.

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The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund’s investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).

The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the fund’s investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

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ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

The fund’s policies and procedures may be modified or terminated at any time.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can always send us your order in writing.

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The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, traveler’s checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

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How the fund calculates share price

To calculate net asset value, or NAV, the share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is also the NAV.

The fund charges a short-term redemption fee equal to 2.00% of the value of shares redeemed or exchanged within 30 days of purchase. Please see “Policies about transactions — Redemption fees” for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn’t price its shares.

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Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested information, or for other reasons

•	close your account and send you the proceeds if your balance falls below $1,000. We will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (although these policies don’t apply to investors with $100,000 or more in Scudder fund shares, investors with an Automatic Investment Plan established with $50 or more or in any case where a fall in share price created the low balance)

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of fund shares and you may incur tax liability

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

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•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimums at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to shareholders annually in November and December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For tax purposes, an exchange is treated the same as a sale.

The tax status of fund earnings, should you receive them, and your own fund transactions generally depends on their type:

Generally taxed at long-term capital gain rates:	Generally taxed at ordinary income rates:
Taxable distributions from the fund

• gains from the sale of securities held by the fund for more than one year • qualified dividend income	• gains from the sale of securities held by the fund for one year or less • all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund’s yield on those securities would be decreased. Shareholders generally should be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

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For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for lower tax rates to apply.

For taxable years beginning on or after December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive from the fund.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in the fund.

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Notes

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Notes

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Notes

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To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically at least semiannually.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. The fund’s SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com (800) 621-1048	Public Reference Section Washington, D.C. 20549-0102 www.sec.gov (202) 942-8090

Distributor Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808

SCUDDER INVESTMENTS	SEC File Number:

A Member of Deutsche Asset Management [LOGO]	Scudder International Fund 811-642

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DWS International Equity Fund, a series of DWS Advisor Funds, Prospectus dated March 1, 2006 for Class A, B & C

To be filed by pre-effective amendment.

DWS International Equity Fund, a series of DWS Advisor Funds, Prospectus dated March 1, 2006 for Investment Class

To be filed by pre-effective amendment.

DWS International Fund Annual Report dated August 31, 2005

Scudder International Fund

Annual Report to Shareholders

August 31, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.
Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class B shares and during the 3-year, 5-year and 10-year periods shown for Class C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares prior to its inception on August 2, 1999 and for Class B and C shares prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/05

Scudder International Fund	1- Year	3-Year	5-Year	10-Year
Class A	26.63%	14.59%	-2.24%	6.28%
Class B	25.21%	13.58%	-3.07%	5.42%
Class C	25.44%	13.64%	-3.04%	5.45%
MSCI EAFE Index+	23.58%	18.25%	1.25%	5.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 8/31/05

Scudder International Fund	1-Year	3-Year	Life of Class*
Institutional Class	27.18%	15.23%	-.11%
MSCI EAFE Index+	23.58%	18.25%	3.03%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	Institutional Class shares commenced operations on December 29, 2000. Index returns begin December 31, 2000.

+	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

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Net Asset Value and Distribution Information

	Class A	Class B	Class C	Institutional Class
Net Asset Value:
8/31/05	$47.44	$46.74	$46.74	$47.58
8/31/04	$37.86	$37.36	$37.35	$37.99
Distribution Information:
Twelve Months:
Income Dividends as of 8/31/05	$.46	$.06	$.11	$.68

Class A Lipper Rankings — International Large-Cap Core Funds Category as of 8/31/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	17	of	192	9
3-Year	91	of	175	52
5-Year	85	of	128	66

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐	Scudder International Fund — Class A

☐	MSCI EAFE Index+

Yearly periods ended August 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/05

Scudder International Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000 Average annual total return	$11,934 19.34%	$14,182 12.35%	$8,415 -3.39%	$17,323 5.65%
Class B	Growth of $10,000 Average annual total return	$12,221 22.21%	$14,451 13.06%	$8,474 -3.26%	$16,948 5.42%
Class C	Growth of $10,000 Average annual total return	$12,544 25.44%	$14,676 13.64%	$8,568 -3.04%	$16,995 5.45%
MSCI EAFE Index+	Growth of $10,000 Average annual total return	$12,358 23.58%	$16,537 18.25%	$10,639 1.25%	$17,207 5.58%

The growth of $10,000 is cumulative.

Scudder International Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000 Average annual total return	$1,271,800 27.18%	$1,529,900 15.23%	$994,800 -.11%
MSCI EAFE Index+	Growth of $1,000,000 Average annual total return	$1,235,800 23.58%	$1,653,700 18.25%	$1,149,200 3.03%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

*	Institutional Class shares commenced operations on December 29, 2000. Index returns begin December 31, 2000.
+	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

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Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund’s most recent month-end performance.

For the period from September 1, 2004 to January 31, 2005, shareholders redeeming Class S shares held less than six months had a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming Class AARP and S shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class AARP and S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on August 14, 2000 are derived from the historical performance of Class S shares of the Scudder International Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 8/31/05

Scudder International Fund	1-Year	3-Year	5-Year	10-Year
Class S	27.06%	14.99%	-1.94%	6.60%
Class AARP	26.66%	14.76%	-2.05%	6.54%
MSCI EAFE Index+	23.58%	18.25%	1.25%	5.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

+	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information

	Class AARP	Class S
Net Asset Value:
8/31/05	$47.60	$47.74
8/31/04	$38.03	$38.10
Distribution Information:
Twelve Months:
Income Dividends as of 8/31/05	$.51	$.61

Growth of an Assumed $10,000 Investment

☐	Scudder International Fund — Class S

☐	MSCI EAFE Index+

Yearly periods ended August 31

Comparative Results as of 8/31/05

Scudder International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000 Average annual total return	$12,706 27.06%	$15,205 14.99%	$9,067 -1.94%	$18,955 6.60%
Class AARP	Growth of $10,000 Average annual total return	$12,666 26.66%	$15,115 14.76%	$9,014 -2.05%	$18,844 6.54%
MSCI EAFE Index+	Growth of $10,000 Average annual total return	$12,358 23.58%	$16,537 18.25%	$10,639 1.25%	$17,207 5.58%

The growth of $10,000 is cumulative.

+	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — International Large-Cap Core Funds Category as of 8/31/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	14	of	192	8
3-Year	73	of	175	42
5-Year	77	of	128	59
10-Year	9	of	51	18

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

4

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended August 31, 2005.

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2005

Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 3/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/05	$1,048.90	$1,042.60	$1,044.00	$1,048.50	$1,050.40	$1,051.30
Expenses Paid per $1,000*	$6.30	$12.20	$10.97	$6.61	$4.70	$3.98

Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 3/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/05	$1,019.06	$1,013.26	$1,014.47	$1,018.75	$1,020.62	$1,021.32
Expenses Paid per $1,000*	$6.21	$12.03	$10.82	$6.51	$4.63	$3.92

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Scudder International Fund	1.22%	2.37%	2.13%	1.28%	.91%	.77%

For more information, please refer to the Fund’s prospectus.

5

Portfolio Management Review

Scudder International Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder International Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.*

Joined Deutsche Asset Management in 1995 and the fund in 2004.

Portfolio manager for International Equity: New York.

Portfolio manager for EAFE Equities and Global Equities.

*	Effective September 30, 2005, Mr. Knerr became Portfolio Manager of the fund. In addition, effective September 30, 2005, Deutsche Asset Management Services Ltd. is no longer the subadvisor for the fund.

In the following interview, Lead Portfolio Manager Alex Tedder discusses Scudder International Fund’s strategy and the market environment during the one-year period ended August 31, 2005. Mr. Tedder was lead portfolio manager of the fund until September 30, 2005. As of that date, Matthias Knerr assumed the fund’s management duties.

Q: How did international equity markets perform during the past year?

A: Both developed and emerging markets performed very well during the past year, with each strongly outpacing the US market. The MSCI EAFE Index returned 23.58% for the period, while the MSCI Emerging Markets Index returned 41.83%.1 The US market, as gauged by the S&P 500 Index, returned 12.56%.2

[1]	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
[2]	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major indices.

Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

[3]	Since mutual funds generally purchase stock in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment.

With respect to the MSCI EAFE Index, benchmark of the Scudder International Fund, currency fluctuations did not have a major effect on performance. While the US dollar declined versus the basket of international currencies in the latter half of 2004, it rebounded strongly during the first eight months of 2005. This recovery negated the additional return that dollar-based investors gained from the falling dollar (and the corresponding rise in overseas currencies) during the first part of the reporting period.3

6

From a sector perspective, energy and materials easily outpaced the broader benchmark. The energy sector was a clear beneficiary of the rising price of oil, which topped the $70 per barrel mark before settling at $66.81 on the final day of the reporting period. In comparison, oil stood at just under $40 per barrel on August 31, 2004.4 As a result, major oil producers across the world benefited from a profit windfall. With respect to the materials sector, the Chinese industrial build-out has raised the demand for raw materials and as a result has exacerbated global supply-demand imbalances. Chinese demand for metals (copper, iron, steel, ores) and construction materials allowed key producers to gain pricing power, pushing the sector return well ahead of that of the index.

[4]	Source: US Energy Information Administration.

The two key laggards over the period were information technology (IT) and health care. Within IT, a lack of pricing power hurt many key industries, including Internet software and services, personal computers and office electronics. Coupled with weakness in semiconductor (computer chip) stocks, IT was unable to keep pace with the broader index. In the health care sector, pharmaceutical companies were pressured by increasing government scrutiny over several product lines.

Country returns within EAFE generally reflected the divergence in sector performance. Countries with strong production of oils and metals (such as Australia and Norway) outperformed by a wide margin, while those with greater IT exposure — such as Ireland — generally lagged.

Q: Will you discuss the fund’s performance results?

A: The Class A shares of the fund returned 26.63%, outperforming the 23.58% return of the MSCI EAFE Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 2 through 6 for the performance of other share classes and for more complete performance information.) The fund also outpaced the 22.60% average return of the 192 funds in its Lipper peer group, International Large-Cap Core Funds, and finished in the top decile of the group for the annual period.5

[5]	Source: Lipper Inc. as of 8/31/05. Lipper figures include reinvestment of dividends and capital gains and represent the average of the total returns reported by all of the mutual funds designated by Lipper as falling into the International Large Cap Core Funds category. Past performance is no guarantee of future results. According to Lipper international large cap core funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the United States, with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/CitigroupWorld ex-US Broad Market Index. Large-cap core funds typically have an average price-to-cash-flow ratio, price-to-book ratio and three-year sales-per-share growth value compared with the S&P/Citigroup World ex-US BMI.

Q: What factors helped the fund’s performance?

A: The fund benefited from its positioning in the emerging markets and Japan. Investment opportunities were plentiful within the emerging markets, with key themes ranging from the growing wealth in Eastern Europe to the emerging middle classes in Asia. The fund benefited from exposure to emerging market financial services companies, as consumer lending, credit card expansion and mortgage loan growth continue to grow strongly. Two examples are ICICI Bank Ltd. (India) and OTP Bank Rt (GDR) (Hungary), both strong contributors to fund performance during the annual period. Several emerging market nations with metals and energy resources, as noted in the previous section, also were outperformers. The fund was aided by positions in materials producers, including Brazil’s Companhia Vale do Rio Doce SA (iron and ferrous metals) and South Korea’s POSCO (rolled steel). Energy producers and distributors within the emerging markets — such as Petroleo Brasileiro SA (Brazil) and OAO Gazprom (Russia) — also added to return. (As of August 31, 2005, the position in POSCO was sold.)

7

Japan was one of the worst country performers within the developed-markets region, but the fund’s holdings in the country — the second largest in the EAFE benchmark — outperformed. Our stock selection in Japan was particularly good within industrials (aided by our position in the trading company Mitsubishi Corp.) and information technology stocks.

The information technology sector, the worst performer within the EAFE Index, was significantly affected by the poor performance of Asian tech stocks. The fund, however, was able to more than double the sector’s weak return thanks to strong stock selection in Japan (as noted above), Taiwan and South Korea. Among the stocks that helped the fund’s relative performance were Hoya Corp., Hon Hai Precision Industry Co., Ltd. and Samsung Electronics Co., Ltd.

Q: What elements of the fund’s positioning hurt performance?

A: Although the fund’s performance was positive in both absolute and relative terms, there were a few detractors from performance. Our only notable underperformance on a sector basis was in health care, where several of the fund’s holdings in Europe — including AstraZeneca PLC and Smith & Nephew — lagged. In addition, relative performance was affected by the portfolio’s underweight in Sanofi-Aventis, the French pharmaceutical leader. Synergies created by the merger of Sanofi-Synthelabo and Aventis, aided by the French government to create a “national champion,” helped the stock outperform the European health care sector during the period.6 (As of August 31, 2005, the positions in Smith & Nephew and Sanofi-Aventis were sold.)

[6]	An underweight is a weighting in a stock or industry lower than that of the benchmark. An overweight is a weighting in a stock or industry greater than that of the benchmark.

The other source of negative performance was the fund’s underweight in Australia. Materials stocks in the country returned in excess of 50% in US dollar terms, but our nonholding of these stocks meant that the portfolio did not benefit from the rally.

Q: How is the fund positioned on a regional basis?

A: The fund’s largest overweight was within the emerging markets, where the fund had exposure to Eastern Europe, Asia and Latin America. The fund also maintained an overweight in Europe, where the elevated level of discontent that resulted in the resounding “no” vote against the ratification of the European Union constitution may lead to real structural reform for the first time in years. Although perhaps not the ideal choice for many, President Chirac’s newly appointed prime minister Dominique de Villepin appears to be serious about addressing the level of French unemployment, which currently stands above 10%. In Germany, we believe there is an even greater prospect for change with the upcoming early elections, to be held in late September, likely to lead to a change in government. Change is also happening at the corporate level in Germany, as underperformance is no longer being tolerated.

The fund was underweight in the Pacific Basin ex-Japan area, mostly the result of our lower allocation to the Australian market. The other major underweight was in the United Kingdom, where we feel that economic imbalances still exist. As is the case in the United States, the UK consumer is burdened by high household mortgage debt and consumer credit, and we believe that this will continue to affect the British economy.

8

Q: What is your strategy and outlook for the fund?

A: While we continue to find investment opportunities on the company level, we are mindful of the risks currently overhanging the global economy. Included among those risks are the high levels of housing prices and consumer debt in the United States, the rising price of oil and the possibility of inflation.

In the more immediate future, though, we continue to believe that company managements will be measured by their ability to successfully reinvest record high levels of cash flow using one of three strategies:

Funding attractive internal growth opportunities through rising capital expenditures

Returning excess cash to shareholders

Participating in merger and acquisition (M&A) activity

Up until this point, we have shown a clear preference for companies whose managements have chosen either the first or second option. However, the third option has become a more attractive strategy, in our view. In an environment of low bond yields and high equity cash flow yields, reinvesting capital by way of corporate activity may currently be a more efficient use of capital than has often been the case historically. Of course, we have to be wary of overzealous managements overpaying for acquisitions, but deals executed at reasonable prices and based on realistic assumptions could be significantly value-enhancing. Positive share price reactions to some recent transactions as of late appear to validate this view. Therefore, we will be assessing the merits of M&A activity as a use of corporate cash flows with a more open mind than we have historically.

While our overall expectations are modest, they are by no means pessimistic. In contrast, we are optimistic about the prospects for many companies. In our view, companies that are able to deliver good revenue and earnings growth in difficult economic circumstances will be rewarded by the market. We therefore continue to focus on areas where positive returns are likely to be maintained.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

9

Portfolio Summary August 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	8/31/05	8/31/04
Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Geographical Diversification (As a % of Common Stocks)	8/31/05	8/31/04
Europe (excluding United Kingdom)	53%	44%
Japan	21%	23%
United Kingdom	17%	25%
Pacific Basin	8%	7%
Latin America	1%	1%
	100%	100%

Sector Diversification
(As a % of Common Stocks)	8/31/05	8/31/04
Financials	29%	27%
Consumer Discretionary	16%	14%
Industrials	10%	8%
Energy	9%	10%
Health Care	7%	10%
Materials	7%	6%
Telecommunication Services	6%	8%
Information Technology	6%	7%
Consumer Staples	6%	6%
Utilities	4%	4%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

10

Ten Largest Equity Holdings at August 31, 2005 (22.5% of Net Assets)

1. Total SA Producer of oil and natural gas	France	3.2%
2. Nestle SA (Registered) Producer and seller of food products	Switzerland	2.7%
3. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	2.4%
4. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.2%
5. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	2.2%
6. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.1%
7. Mitsubishi Corp. Operator of a general trading company	Japan	2.0%
8. Eni SpA Provider of oilfield and engineering services	Italy	1.9%
9. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	1.9%
10. Mizuho Financial Group, Inc. Provider of financial services	Japan	1.9%

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

11

Investment Portfolio as of August 31, 2005

	Shares	Value ($)
Common Stocks 99.5%
Australia 1.9%
Australia & New Zealand Banking Group Ltd.	952,498	15,995,344
Macquarie Airports	5,879,100	14,199,803
(Cost $27,113,792)		30,195,147

Austria 0.7%
Wienerberger AG (Cost $8,219,445)	257,024	10,606,243

Brazil 1.5%
Companhia Vale do Rio Doce (ADR)	369,218	12,697,407
Petroleo Brasileiro SA (ADR)	170,230	10,649,589
(Cost $9,149,642)		23,346,996

Finland 2.0%
Nokia Oyj	543,697	8,560,268
Nokia Oyj (ADR)	230,796	3,639,653
Nokian Renkaat Oyj (a)	895,710	19,079,446
(Cost $29,504,255)		31,279,367

France 6.5%
Axa	667,900	17,865,809
BNP Paribas SA	296,600	21,704,771
Pernod Ricard SA (a)	80,500	13,985,039
Total SA	189,968	50,050,183
(Cost $65,128,183)		103,605,802

Germany 11.2%
Adidas-Salomon AG	102,600	18,347,084
BASF AG	252,200	17,725,406
Bayer AG	432,050	15,302,222
Continental AG	178,370	14,169,805
Deutsche Post AG (Registered)	633,200	16,017,845
E.ON AG	349,183	33,423,336
Fresenius Medical Care AG (a)	142,910	12,973,076
Hypo Real Estate Holding AG	568,000	28,011,950
Metro AG	227,778	11,570,054
Siemens AG (Registered)	133,470	10,140,002
(Cost $132,033,461)		177,680,780

12

Greece 2.6%
Alpha Bank AE	463,351	12,993,431
Hellenic Telecommunications Organization SA*	771,020	15,961,379
OPAP SA	369,500	11,750,567
(Cost $28,111,767)		40,705,377

Hong Kong 1.7%
Esprit Holdings Ltd. (Cost $14,688,769)	3,614,180	26,675,152

Hungary 0.7%
OTP Bank Rt (GDR) (REG S) (Cost $2,919,126)	151,578	11,943,897

India 1.2%
ICICI Bank Ltd. (Cost $14,225,297)	1,769,700	19,396,457

Indonesia 1.0%
PT Telekomunikasi Indonesia (ADR) (Cost $17,009,599)	795,300	15,269,760

Ireland 2.8%
Anglo Irish Bank Corp. PLC	1,210,740	16,365,133
CRH PLC	522,500	14,257,657
Grafton Group PLC (Units)*	1,362,400	14,390,147
(Cost $44,205,249)		45,012,937

Italy 5.4%
Banca Intesa SpA	5,399,730	26,104,671
Capitalia SpA	2,910,800	16,397,492
Enel SpA	1,425,543	12,681,350
Eni SpA	1,042,628	30,914,547
(Cost $64,009,239)		86,098,060

Japan 20.6%
Aiful Corp.	161,096	12,408,686
Astellas Pharma, Inc.	465,500	16,609,416
Canon, Inc.	561,000	28,401,559
Credit Saison Co., Ltd.	238,000	9,367,012
Dai Nippon Printing Co., Ltd.	528,088	8,442,746
Daito Trust Construction Co., Ltd.	284,300	11,903,960
Hoya Corp.	150,300	19,664,593
Mitsubishi Corp.	1,956,000	32,388,655
Mitsui Fudosan Co., Ltd.	1,023,000	13,196,213
Mitsui Sumitomo Insurance Co., Ltd.	963,000	9,851,273
Mizuho Financial Group, Inc.	5,432	30,362,779
Nippon Steel Corp.	5,196,500	15,245,106
Nissan Motor Co., Ltd.	1,745,333	18,379,490
Nitori Co., Ltd.	112,200	9,017,478
Sega Sammy Holdings, Inc.	371,700	27,384,924
Sharp Corp. (a)	586,547	8,878,070
Takefuji Corp.	186,000	13,047,688
Toyota Motor Corp.	843,500	34,533,609
Yamada Denki Co., Ltd. (a)	135,800	8,757,131
(Cost $232,650,846)		327,840,388

13

Korea 1.3%
Samsung Electronics Co., Ltd. (Cost $10,298,476)	38,301	20,239,322

Netherlands 4.5%
ING Groep NV (a)	699,696	20,447,198
Royal Dutch Shell PLC “B”	1,104,143	37,439,102
Stork NV	287,000	14,335,682
(Cost $47,946,322)		72,221,982

Norway 1.2%
Statoil ASA (Cost $9,456,079)	758,689	18,630,992

Russia 1.0%
AFK Sistema (REG S)	404,791	8,173,892
OAO Gazprom (REG S) (e)	164,456	8,107,681
OAO Gazprom (REG S) (e)	5,084	250,999
(Cost $13,050,381)		16,532,572

Spain 2.9%
ACS, Actividades de Construccion y Servicios SA	612,200	18,462,436
Telefonica SA	1,670,580	27,694,734
(Cost $30,892,427)		46,157,170

Sweden 3.1%
ForeningsSparbanken AB (Swedbank)	642,760	15,819,386
SKF AB “B”	1,019,210	12,511,904
Telefonaktiebolaget LM Ericsson “B”	5,874,872	20,500,131
(Cost $31,341,065)		48,831,421

Switzerland 8.3%
Baloise Holding AG (Registered)	210,100	11,191,525
Nestle SA (Registered)	149,734	42,118,402
Novartis AG (Registered)	385,978	18,781,848
Roche Holding AG (Genusschein)	222,653	30,878,751
UBS AG (Registered)	361,970	29,730,131
(Cost $78,732,025)		132,700,657

Taiwan 0.5%
Hon Hai Precision Industry Co., Ltd. (Cost $6,555,939)	1,680,870	8,695,530

14

United Kingdom 16.9%
AstraZeneca PLC	267,123	12,241,895
BAA PLC	1,198,132	13,252,195
BHP Billiton PLC	1,854,531	27,650,828
Hammerson PLC	991,300	16,117,248
Hilton Group PLC	1,701,000	9,692,369
HSBC Holdings PLC	1,840,058	29,685,054
Imperial Tobacco Group PLC	998,300	27,812,491
Informa PLC	1,745,200	12,530,898
MFI Furniture Group PLC	3,519,400	7,376,276
National Grid PLC	1,429,068	13,564,941
Prudential PLC	1,292,073	11,851,140
Reckitt Benckiser PLC	485,200	15,079,175
Royal Bank of Scotland Group PLC	1,185,178	34,647,541
Vodafone Group PLC	10,653,946	29,284,653
Woolworths Group PLC	11,020,129	7,151,674
(Cost $193,561,298)		267,938,378
Total Common Stocks (Cost $1,110,802,682)		1,581,604,387

	Principal Amount ($)	Value ($)
Other 0.0%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	715,900	14,792

	Shares	Value ($)
Securities Lending Collateral 3.5%
Scudder Daily Assets Fund Institutional, 3.61% (b) (c) (Cost $54,692,884)	54,692,884	54,692,884

Cash Equivalents 0.5%
Scudder Cash Management QP Trust, 3.54% (d) (Cost $7,816,426)	7,816,426	7,816,426

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,173,311,992)+	103.5	1,644,128,489
Other Assets and Liabilities, Net	(3.5)	(55,039,401)
Net Assets	100.0	1,589,089,088

+	The cost for federal income tax purposes was $1,189,963,401. At August 31, 2005, net unrealized appreciation for all securities based on tax cost was $454,165,088. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $464,537,846 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,372,758.
*	Non-income producing security.
(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2005 amounted to $52,011,128 which is 3.3% of net assets.
(b)	Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Securities with the same description are the same corporate entity but trade on different stock exchanges.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

15

Financial Statements

Statement of Assets and Liabilities as of August 31, 2005

Assets
Investments:
Investments in securities, at value (cost $1,110,802,682) — including $52,011,128 of securities loaned	$1,581,619,179
Investment in Scudder Daily Assets Fund Institutional (cost $54,692,884)*	54,692,884
Investment in Scudder Cash Management QP Trust (cost $7,816,426)	7,816,426
Total investments in securities, at value (cost $1,173,311,992)	1,644,128,489
Foreign currency, at value (cost $1,177,534)	1,148,377
Dividends receivable	1,687,588
Interest receivable	38,414
Receivable for Fund shares sold	3,671,775
Foreign taxes recoverable	809,407
Other assets	53,456
Total assets	1,651,537,506
Liabilities
Payable upon return of securities loaned	54,692,884
Payable for investments purchased	2,784,379
Payable for Fund shares redeemed	2,279,731
Deferred foreign taxes payable	211,122
Accrued management fee	918,195
Other accrued expenses and payables	1,562,107
Total liabilities	62,448,418
Net assets, at value	$1,589,089,088
Net Assets
Net assets consist of:
Undistributed net investment income	12,717,730
Net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $211,122)	470,605,375
Foreign currency related transactions	23,117
Accumulated net realized gain (loss)	(1,082,952,379)
Paid-in capital	2,188,695,245
Net assets, at value	$1,589,089,088

*	Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

16

Statement of Assets and Liabilities as of August 31, 2005 (continued)

Net Asset Value

Class A Net Asset Value and redemption price(a) per share ($218,898,524 ÷ 4,614,661 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized) Maximum offering price per share (100 ÷ 94.25 of $47.44)	$ $	47.44 50.33
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($33,491,551 ÷ 716,483 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)		$46.74
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,402,781 ÷ 479,356 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)		$46.74
Class AARP Net Asset Value, offering and redemption price(a) per share ($27,084,517 ÷ 568,978 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)		$47.60
Class S Net Asset Value, offering and redemption price(a) per share ($1,278,401,828 ÷ 26,776,982 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)		$47.74
Institutional Class Net Asset Value, offering and redemption price(a) per share ($8,809,887 ÷ 185,166 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)		$47.58

(a)	Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

17

Statement of Operations for the year ended August 31, 2005

Investment Income

Income:
Dividends (net of foreign taxes withheld of $4,533,651)	$40,067,720
Interest — Scudder Cash Management QP Trust	84,772
Interest	173,136
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	1,217,982
Total Income	41,543,610
Expenses:
Management fee	10,735,566
Services to shareholders	3,737,478
Custodian and accounting fees	1,274,648
Distribution service fees	1,081,211
Auditing	105,172
Legal	31,660
Directors’ fees and expenses	34,922
Reports to shareholders	57,560
Registration fees	53,860
Other	181,959
Total expenses, before expense reductions	17,294,036
Expense reductions	(108,098)
Total expenses, after expense reductions	17,185,938
Net investment income (loss)	24,357,672

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments (net of foreign taxes of $752,702)	193,223,542
Foreign currency related transactions	2,564,888
195,788,430
Net unrealized appreciation (depreciation) during the period on:
Investments (net of deferred foreign taxes of $211,122)	160,668,639
Foreign currency related transactions	197,230
160,865,869
Net gain (loss) on investment transactions	356,654,299
Net increase (decrease) in net assets resulting from operations	$381,011,971

The accompanying notes are an integral part of the financial statements.

18

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets

	Years Ended August 31,
	2005	2004
Operations:
Net investment income (loss)	$24,357,672	$12,066,084
Net realized gain (loss) on investment transactions	195,788,430	191,464,554
Net unrealized appreciation (depreciation) during the period on investment transactions	160,865,869	64,007,531
Net increase (decrease) in net assets resulting from operations	381,011,971	267,538,169
Distributions to shareholders from:
Net investment income:
Class A	(2,251,691)	(1,714,818)
Class B	(53,018)	(6,719)
Class C	(63,244)	(5,870)
Barrett International Shares	—	(13,106)
Class AARP	(301,489)	(248,114)
Class S	(19,266,523)	(16,878,373)
Institutional Class	(113,152)	(340,402)
Fund share transactions:
Proceeds from shares sold	154,941,844	428,744,477
Reinvestment of distributions	20,351,593	17,551,465
Cost of shares redeemed	(503,357,180)	(896,646,481)
Redemption fees	37,489	132,467
Net increase (decrease) in net assets from Fund share transactions	(328,026,254)	(450,218,072)
(Increase) decrease in net assets	30,936,600	(201,887,305)
Net assets at beginning of period	1,558,152,488	1,760,039,793
Net assets at end of period (including undistributed net investment income of $12,717,730 and $8,596,989, respectively)	$1,589,089,088	$1,558,152,488

The accompanying notes are an integral part of the financial statements.

19

Financial Highlights

Class A

Years Ended August 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$37.86	$33.18	$32.35	$40.03	$57.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.16	.26	.10	.06
Net realized and unrealized gain (loss) on investment transactions	9.48	4.82	.79	(7.76)	(14.89)
Total from investment operations	10.04	4.98	1.05	(7.66)	(14.83)
Less distributions from:
Net investment income	(.46)	(.30)	(.22)	(.02)	—
Net realized gain on investment transactions	—	—	—	—	(2.68)
Total distributions	(.46)	(.30)	(.22)	(.02)	(2.68)
Redemption fees	.00 *	.00 *	.00 *	.00 *	—
Net asset value, end of period	$47.44	$37.86	$33.18	$32.35	$40.03
Total Return (%)[b]	26.63	15.06	3.28	(19.13)	(26.63)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219	192	204	218	312
Ratio of expenses (%)	1.33	1.55	1.49	1.31 [c]	1.33
Ratio of net investment income (loss) (%)	1.28	.41	.84	.28	.17
Portfolio turnover rate (%)	57	82	104	105	85

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 1.33%.
*	Amount is less than $.005.

20

Class B

Years Ended August 31,	2005		2004	2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$37.36		$32.74	$31.95		$39.83	$50.14
Income (loss) from investment operations:
Net investment income (loss)[b]	.13		(.14)	.03		(.17)	(.11)
Net realized and unrealized gain (loss) on investment transactions	9.31		4.77	.76		(7.71)	(10.20)
Total from investment operations	9.44		4.63	.79		(7.88)	(10.31)
Less distributions from:
Net investment income	(.06)		(.01)	—		—	—
Redemption fees	.00	***	.00 ***	.00	***	.00 ***	—
Net asset value, end of period	$46.74		$37.36	$32.74		$31.95	$39.83
Total Return (%)[c]	25.21	[e]	14.19 [e]	2.47		(19.78)	(20.56	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		40	47		60	92
Ratio of expenses before expense reductions (%)	2.62		2.49	2.27		2.08 [d]	2.13	*
Ratio of expenses after expense reductions (%)	2.37		2.37	2.27		2.08 [d]	2.13	*
Ratio of net investment income (loss) (%)	.24		(.41)	.06		(.49)	(.35	)*
Portfolio turnover rate (%)	57		82	104		105	85

a	For the period from December 29, 2000 (commencement of operations of Class B shares) to August 31, 2001.
b	Based on average shares outstanding during the period.
c	Total return does not reflect the effect of any sales charges.
d	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 2.13%.
e	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

21

Class C

Years Ended August 31,	2005		2004	2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$37.35		$32.74	$31.94		$39.82	$50.14
Income (loss) from investment operations:
Net investment income (loss)[b]	.18		(.14)	.03		(.17)	(.12)
Net realized and unrealized gain (loss) on investment transactions	9.32		4.76	.77		(7.71)	(10.20)
Total from investment operations	9.50		4.62	.80		(7.88)	(10.32)
Less distributions from:
Net investment income	(.11)		(.01)	—		—	—
Redemption fees	.00	***	.00 ***	.00	***	.00 ***	—
Net asset value, end of period	$46.74		$37.35	$32.74		$31.94	$39.82
Total Return (%)[c]	25.44		14.17[d]	2.50		(19.79)	(20.58	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22		22	22		24	32
Ratio of expenses before expense reductions (%)	2.24		2.38	2.26		2.11	2.11	*
Ratio of expenses after expense reductions (%)	2.24		2.36	2.26		2.11	2.11	*
Ratio of net investment income (loss) (%)	.37		(.40)	.07		(.52)	(.33	)*
Portfolio turnover rate (%)	57		82	104		105	85

[a]	For the period from December 29, 2000 (commencement of operations of Class C shares) to August 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

22

Class AARP

Years Ended August 31,	2005	2004		2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$38.03	$33.34		$32.51	$40.24	$57.74
Income (loss) from investment operations:
Net investment income (loss)[a]
Net investment income (loss)[a]	.56	.23		.33	.19	.20
Net realized and unrealized gain (loss) on investment transactions	9.52	4.86		.80	(7.80)	(14.96)
Total from investment operations	10.08	5.09		1.13	(7.61)	(14.76)
Less distributions from:
Net investment income	(.51)	(.40)		(.30)	(.12)	(.06)
Net realized gain on investment transactions	—	—		—	—	(2.68)
Total distributions	(.51)	(.40)		(.30)	(.12)	(2.74)
Redemption fees	.00 *	.00	*	.00 *	.00 *	—
Net asset value, end of period	$47.60	$38.03		$33.34	$32.51	$40.24
Total Return (%)	26.66	15.27	[c]	3.53	(18.94)	(26.43)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	23		21	24	36
Ratio of expenses before expense reductions (%)	1.32	1.39		1.25	1.06	1.04[b]
Ratio of expenses after expense reductions (%)	1.32	1.35		1.25	1.06	1.04[b]
Ratio of net investment income (loss) (%)	1.29	.61		1.08	.53	.46
Portfolio turnover rate (%)	57	82		104	105	85

[a]	Based on average shares outstanding during the period.
[b]	The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. The ratio without this reduction was 1.07%.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

23

Class S

Years Ended August 31,	2005	2004		2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$38.10	$33.36		$32.51	$40.24	$57.73
Income (loss) from investment operations:
Net investment income[a]	.71	.30		.35	.19	.18
Net realized and unrealized gain (loss) on investment transactions	9.54	4.86		.80	(7.80)	(14.94)
Total from investment operations	10.25	5.16		1.15	(7.61)	(14.76)
Less distributions from:
Net investment income	(.61)	(.42)		(.30)	(.12)	(.05)
Net realized gain on investment transactions	—	—		—	—	(2.68)
Total distributions	(.61)	(.42)		(.30)	(.12)	(2.73)
Redemption fees	.00 *	.00	*	.00 *	.00 *	—
Net asset value, end of period	$47.74	$38.10		$33.36	$32.51	$40.24
Total Return (%)	27.06	15.49	[b]	3.62	(18.94)	(26.44)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,278	1,273		1,444	1,872	3,248
Ratio of expenses before expense reductions (%)	.98	1.23		1.18	1.06	1.07
Ratio of expenses after expense reductions (%)	.98	1.17		1.18	1.06	1.07
Ratio of net investment income (%)	1.63	.79		1.15	.53	.43
Portfolio turnover rate (%)	57	82		104	105	85

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

24

Institutional Class

Years Ended August 31,	2005		2004		2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$37.99		$33.28		$32.42		$40.13	$50.14
Income (loss) from investment operations:
Net investment income[b]	.76		.39		.43		.28	.23
Net realized and unrealized gain (loss) on investment transactions	9.51		4.84		.80		(7.79)	(10.24)
Total from investment operations	10.27		5.23		1.23		(7.51)	(10.01)
Less distributions from:
Net investment income	(.68)		(.52)		(.37)		(.20)	—
Redemption fees	.00	***	.00	***	.00	***	.00 ***	—
Net asset value, end of period	$47.58		$37.99		$33.28		$32.42	$40.13
Total Return (%)	27.18		15.77	[c]	3.90		(18.76)	(19.96	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		8		21		16	22
Ratio of expenses before expense reductions (%)	.85		.96		.92		.83	.84	*
Ratio of expenses after expense reductions (%)	.85		.94		.92		.83	.84	*
Ratio of net investment income (%)	1.76		1.02		1.41		.76	.86	*
Portfolio turnover rate (%)	57		82		104		105	85

[a]	For the period from December 29, 2000 (commencement of operations of Institutional Class shares) to August 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

25

Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Fund (the “Fund”) is a diversified series of Scudder International Fund, Inc. (the “Corporation”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

26

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

27

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $1,077,452,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010 ($615,044,000) and August 31, 2011 ($462,408,000), the respective expiration dates, whichever occurs first. During the year ended August 31, 2005, the Fund utilized $190,225,000 of a prior year capital loss carryforward.

Distribution of Income and Gains. Net investment income of the Fund if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

28

At August 31, 2005, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$23,868,447
Capital loss carryforwards	$(1,077,452,000)
Net unrealized appreciation (depreciation) on investments	$454,165,088

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2005	2004
Distributions from ordinary income*	$22,049,117	$19,207,402

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from September 1, 2004 to January 31, 2005, Class S shareholders redeeming or exchanging shares held less than six months were assessed a fee of 2% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

29

B. Purchases and Sales of Securities

During the year ended August 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $892,273,605 and $1,174,604,999, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.675% of the first $6,000,000,000 of the Fund’s average daily net assets, 0.625% of the next $1,000,000,000 of such net assets, and 0.60% of such net assets in excess of $7,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.675% of the Fund’s average daily net assets. Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, served as subadvisor through September 30, 2005(see Note H) with respect to the investment and reinvestment of assets in the Fund.

Effective October 1, 2003 through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.345%, 1.365%, 1.355%, 1.34%, 1.24% and 0.94% of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 and/or service fees, director and director counsel fees and organization and offering expenses).

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares, of the Fund. Scudder Service Corporation (“SSC”), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. (“DST”), SISC and SCC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2005
Class A	$599,345	$—	$167,016
Class B	303,855	92,572	66,372
Class C	102,894	—	28,231
Class AARP	134,702	—	30,603
Class S	2,145,604	—	585,405
Institutional Class	4,649	—	—

	$3,291,049	$92,572	$877,627

30

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended August 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $531,757, of which $4,983 is unpaid at August 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2005
Class B	$277,775	$24,220
Class C	171,094	15,282
	$448,869	$39,502

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2005	Annual Effective Rate
Class A	$486,861		$38,566.23%
Class B	92,259		8,102.25%
Class C	53,222		2,991.23%
	$632,342		$49,659

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2005 aggregated $16,963.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2005, the CDSC for Class B and C shares aggregated $168,805 and $967, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2005, SDI received $260.

31

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended August 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $21,840, of which $3,120 is unpaid at August 31, 2005.

Directors’ Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended August 31, 2005, the Advisor agreed to reimburse the Fund $15,526, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

32

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2005		Year Ended August 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,016,052	$44,011,621	1,563,973	$57,915,810
Class B	116,972	4,951,557	406,427	15,253,713
Class C	127,573	5,386,704	151,746	5,683,306
Class AARP	80,734	3,497,237	111,735	4,290,433
Class S	2,044,084	87,962,103	8,945,892	333,710,788
Institutional Class	208,621	9,132,622	329,303	11,890,427
		$154,941,844		$428,744,477
Shares issued to shareholders in reinvestment of distributions
Class A	49,070	$2,129,658	43,674	$1,636,011
Class B	1,204	51,917	185	6,719
Class C	1,390	59,794	150	5,583
Barrett International Shares*	—	—	347	13,106
Class AARP	6,429	280,041	6,201	233,136
Class S	406,541	17,717,031	407,355	15,316,508
Institutional Class	2,607	113,152	9,092	340,402
		$20,351,593		$17,551,465
Shares redeemed
Class A	(1,530,591)	$(65,754,074)	(2,680,449)	$(99,187,889)
Class B	(470,874)	(19,893,079)	(772,625)	(28,981,563)
Class C	(228,615)	(9,734,100)	(240,928)	(9,064,857)
Barrett International Shares*	—	—	(28,767)	(1,106,647)
Class AARP	(133,700)	(5,783,017)	(142,128)	(5,406,696)
Class S	(9,081,899)	(391,666,255)	(19,239,089)	(724,479,832)
Institutional Class	(235,627)	(10,526,655)	(745,168)	(28,418,997)
		$(503,357,180)		$(896,646,481)
Redemption fees	—	$37,489	—	$132,467
Net increase (decrease)
Class A	(465,469)	$(19,612,001)	(1,072,802)	$(39,503,601)
Class B	(352,698)	(14,889,500)	(366,013)	(13,721,131)
Class C	(99,652)	(4,287,598)	(89,032)	(3,375,968)
Barrett International Shares*	—	—	(28,420)	(1,093,541)
Class AARP	(46,537)	(2,005,375)	(24,192)	(883,127)
Class S	(6,631,274)	(285,950,899)	(9,885,842)	(375,452,536)
Institutional Class	(24,399)	(1,280,881)	(406,773)	(16,188,168)
		$(328,026,254)		$(450,218,072)

*	Effective August 20, 2004, shares of the Barrett International Class were liquidated.

33

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Other

On July 7, 2005, Deutsche Bank AG, the parent company of the Fund’s Advisor, entered into an agreement (the “Transaction”) with Aberdeen Asset Management PLC (“Aberdeen”) to sell parts of its asset management business based in London and Philadelphia. The Fund’s subadvisor Deutsche Asset Management Investment Services Ltd. (“DeAMIS”) is proposed to be sold to Aberdeen. The Fund’s Board allowed its subadvisory agreement with DeAMIS, due for renewal on September 30, 2005, to expire and only the Fund’s Management Agreement with DeIM was approved for continuation. Aberdeen will play no role in managing the Fund.

34

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder International Fund (the “Fund”) at August 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2005

Tax Information (Unaudited)

The Fund paid foreign taxes of $5,286,353 and earned $28,079,916 of foreign source income during the year ended August 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.16 per share as foreign taxes paid and $0.84 per share as income earned from foreign sources for the year ended August 31, 2005.

For federal income tax purposes, the Fund designates $44,600,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of August 31, 2005. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the Fund may also serve in similar capacities with other funds in the fund complex.

35

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	42

Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	42

Keith R. Fox (1954) Director, 1996-present	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	42

Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	42

Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	42

Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Vincent J. Esposito[4,6] (1956) President, 2005-present	Managing Director[3], Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management

Patricia DeFilippis[4,6] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005)

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management

John Robbins[4,6] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

[1]	Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
[3]	Executive title, not a board directorship
[4]	Address: 345 Park Avenue, New York, New York 10154
[5]	Address: One South Street, Baltimore, Maryland 21202
[6]	Elected on September 29, 2005

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

36

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) —or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SUIIX
CUSIP Number	811165-810	811165-794	811165-786	811165-778
Fund Number	468	668	768	1468

37

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) —or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class AARP	Class S
Nasdaq Symbol	AINTX	SCINX
Fund Number	168	068

38

39

DWS International Fund Semi-Annual Report dated February 28, 2005

Scudder International Fund

Semi annual Report to Shareholders

February 28, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 28, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class B and Institutional Class shares and during the 1-year, 3-year, 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares prior to its inception on August 2, 1999 and for Class B and C shares prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/05

Scudder International Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	20.73%	13.84%	9.47%	-5.35%	7.16%
Class B	20.09%	12.82%	8.57%	-6.12%	6.32%
Class C	20.15%	12.87%	8.57%	-6.12%	6.33%
MSCI EAFE Index+	21.18%	18.68%	14.59%	.12%	6.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns as of 2/28/05

Scudder International Fund	6-Month*	1-Year	3-Year	Life of Class**
Institutional Class*	20.98%	14.44%	10.08%	-1.32%
MSCI EAFE Index+	21.18%	18.68%	14.59%	2.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	Total returns shown for periods less than one year are not annualized.
*	On August 13, 2004, Class I shares of the Fund were redesignated as Institutional Class.
**	Institutional Class shares (formerly Class I shares) commenced operations on December 29, 2000. Index returns begin December 31, 2000.
+	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stick performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Institutional Class
Net Asset Value:
2/28/05	$45.23	$44.83	$44.77	$45.26
8/31/04	$37.86	$37.36	$37.35	$37.99
Distribution Information:
Six Months:
Income Dividends as of 2/28/05	$.46	$.06	$.11	$.68

Class A Lipper Rankings — International Large-Cap Core Funds Category as of 2/28/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	104	of	189	55
3-Year	103	of	165	62
5-Year	97	of	124	78

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐	Scudder International Fund — Class A

☐	MSCI EAFE Index+

Yearly periods ended February 28

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/05

Scudder International Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000 Average annual total return	$10,730 7.30%	$12,363 7.33%	$7,159 -6.46%	$18,825 6.53%
Class B	Growth of $10,000 Average annual total return	$10,982 9.82%	$12,598 8.00%	$7,227 -6.29%	$18,454 6.32%
Class C	Growth of $10,000 Average annual total return	$11,287 12.87%	$12,799 8.57%	$7,293 -6.12%	$18,482 6.33%
MSCI EAFE Index+	Growth of $10,000 Average annual total return	$11,868 18.68%	$15,045 14.59%	$10,058 .12%	$18,448 6.32%

The growth of $10,000 is cumulative.

+	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder International Fund		1-Year	3-Year	Life of Class**
Institutional Class*	Growth of $1,000,000 Average annual total return	$1,144,400 14.44%	$1,333,900 10.08%	$946,300 -1.32%
MSCI EAFE Index+	Growth of $1,000,000 Average annual total return	$1,186,800 18.68%	$1,504,500 14.59%	$1,126,900 2.91%

The growth of $1,000,000 is cumulative.

The minumum initial investment for Institutional Class shares is $1,000,000.

*	On August 13, 2004, Class I shares of the Fund were redesignated as Institutional Class.
**	Institutional Class shares (formerly Class I shares) commenced operations on December 29, 2000. Index returns begin December 31, 2000.
+	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund’s most recent month-end performance.

For the period from September 1, 2004 to January 31, 2005, shareholders redeeming Class S shares held less than six months had a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming Class AARP and S shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP shares and during the 1-year, 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on August 14, 2000 are derived from the historical performance of Class S shares of the Scudder International Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 2/28/05

Scudder International Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	20.96%	14.33%	9.84%	-5.06%	7.49%
Class AARP	20.80%	14.00%	9.68%	-5.14%	7.45%
MSCI EAFE Index+	21.18%	18.68%	14.59%	.12%	6.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	Total returns shown for periods less than one year are not annualized.
+	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stick performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information

	Class AARP	Class S
Net Asset Value:
2/28/05	$45.39	$45.45
8/31/04	$38.03	$38.10
Distribution Information:
Six Months:
Income Dividends as of 2/28/05	$.51	$.61

Growth of an Assumed $10,000 Investment

☐	Scudder International Fund — Class S

☐	MSCI EAFE Index+

Yearly periods ended February 28

Comparative Results as of 2/28/05

Scudder International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000 Average annual total return	$11,433 14.33%	$13,253 9.84%	$7,712 -5.06%	$20,596 7.49%
Class AARP	Growth of $10,000 Average annual total return	$11,400 14.00%	$13,195 9.68%	$7,681 -5.14%	$20,513 7.45%
MSCI EAFE Index+	Growth of $10,000 Average annual total return	$11,868 18.68%	$15,045 14.59%	$10,058 .12%	$18,448 6.32%

The growth of $10,000 is cumulative.

+	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stick performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — International Large-Cap Core Funds Category as of 2/28/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	94	of	189	50
3-Year	95	of	165	58
5-Year	93	of	124	75
10-Year	8	of	45	18

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

4

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, AARP and Institutional Class limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended February 28, 2005.

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2005

Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 9/1/04	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/28/05	$1,207.30	$1,200.90	$1,201.50	$1,208.00	$1,209.60	$1,209.80
Expenses Paid per $1,000*	$7.88	$12.93	$12.77	$7.39	$5.75	$5.21

Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 9/1/04	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/28/05	$1,017.65	$1,013.04	$1,013.19	$1,018.10	$1,019.59	$1,020.08
Expenses Paid per $1,000*	$7.20	$11.83	$11.68	$6.76	$5.26	$4.76

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Scudder International Fund	1.44%	2.37%	2.34%	1.35%	1.05%	.95%

For more information, please refer to the Fund’s prospectuses.

5

Portfolio Management Review

In the following interview, Lead Portfolio Manager Alex Tedder discusses Scudder International Fund’s strategy and the market environment during the six-month period ended February 28, 2005.

Q: How did international equity markets perform during the past six months?

A: The developed and emerging markets performed strongly over the past six months, recovering from last summer’s lows. At that time, concerns about rising oil prices, an uncertain political environment and the potential for higher inflation stoked investors’ lack of confidence in future corporate earnings. As noted by the US Federal Reserve (the Fed), a sharp rise in the price of oil has preceded nine of the last 10 recessions since World War II. However, the continued strength in worldwide economic growth helped provide a basis for positive market performance. Three other factors also contributed to a year-end rally, during which the majority of this period’s market gains were made: a decline in energy prices in the latter part of the year, the conclusion of the US election in November and the decrease in the US dollar.

The strength in foreign currencies in relation to the dollar was an important component of returns for US dollar investors. Since mutual funds generally purchase stock in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment. And during the past six months, most major currencies rose against the dollar. For instance, the value of the Euro climbed from $1.2053 on August 31, 2004, to $1.3244 by the end of the period. Similarly, the dollar purchased fewer yen at the end of the period than it did at the beginning: 105.24 versus 109.94. As a result, US investors gained 8.79% just from currency appreciation due to the weakening of the US dollar, out of a total MSCI EAFE Index return of 21.18%.1

[1]	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all dividends, and unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: Will you discuss the fund’s performance results?

A: The Class A shares of the fund returned 20.73%, slightly underperforming the MSCI EAFE Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 2 through 6 for the performance of other share classes and for more complete performance information.) While the fund trailed its benchmark, it outperformed the 19.30% average return of the 191 funds in its Lipper peer group, International Large-Cap Core Funds, and finished in the top quarter of the group for the semiannual period.2

[2]	International large-cap core funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. It is not possible to invest directly into a Lipper category.

6

Q: What factors helped the fund’s performance?

A: Although global growth is slowing and interest rates are rising, investment opportunities have been plentiful, particularly among emerging markets companies that are positioned to capitalize on the growing wealth in Asia and Eastern Europe. The fund benefited from exposure to several emerging markets financial services companies, as consumer lending and mortgage loans continued to grow strongly and at highly profitable levels for lenders. Top contributors included OTP Bank Rt (Hungary), ICICI Bank Ltd. (India) and Bangkok Bank PCL (Thailand). Similarly, emerging-markets materials companies such as Companhia Vale do Rio Doce (Brazil) and POSCO (Korea), which supply ore and steel to meet the unprecedented demand in China, were also strong performers over the period.

European utilities also continued to perform strongly as investors sought the security of their ability to generate relatively stable cash flows and high yields in an otherwise low-yield environment. Top contributors here included E.ON AG (Germany) and TERNA (Italy). (As of February 28, 2005, the position in TERNA was sold.)

Q: What elements of the fund’s positioning hurt performance?

A: In the short term, our regional underweight position in Europe hurt portfolio performance in US dollar terms because of the remarkable strength of the Euro.3 The reason for this underweight is our continued belief that long-term structural economic concerns will prove a challenge to developed Europe’s rate of growth in the coming years. For example, unemployment rates in Germany and France have reached record highs, keeping consumer sentiment and demand at low levels. However, the fund’s overweight in select countries within Europe — such as Hungary and Greece, which were among the top-performing countries in the region — was additive to performance. In the short term, such newer entrants to the European Union represent a considerable shock to the Western European system, pulling jobs and new investment further east as corporations are attracted by a flexible, low-cost labor force and a competitive tax regime. In the longer term, however, these countries represent an opportunity for improved growth and competitiveness throughout the region.

[3]	An underweight is a weighting in a stock or industry lower than that of the benchmark; an overweight is a weighting in a stock or industry greater than that of the benchmark.

From a sector standpoint, the fund’s holdings in health care detracted from performance as the US Food and Drug Administration’s censure of COX-2 painkiller products weighed on pharmaceutical stocks in general. While we do not view the sector’s problems as being entirely over, we believe there is too much pessimism reflected in current stock prices given the industry’s healthy pipeline of new drugs. In a competitive world, the fund looks for companies with pricing power. Many health care companies are therefore attractive, since they display natural pricing leadership that stems from patent protection and other barriers to entry for potential new competitors.

Q: How is the fund positioned on a regional basis?

A: The fund’s largest overweight from a regional perspective was in the emerging markets, where the fund has exposure to developing markets in Eastern Europe, Asia and Latin America. Collectively, these allocations contributed strongly to performance. The fund also maintained an overweight in Japan during the six-month time frame. Although the economic recovery in Japan is still uncertain, several positive factors should be taken into account. For example, investment production has been stabilizing, inventory levels are reasonable, and export strength to non-US countries has remained firm.

The fund’s largest underweight was in the Pacific Basin ex-Japan area and was chiefly driven by our lower allocation to the Australian market. The largest underweight within Europe was in the United Kingdom, where we believe imbalances — most notably, a high level of household debt — will continue to have a negative effect on the economy. The fund also had an underweight in Continental Europe.

Q: What is your broad view of the world markets?

A: On the whole, corporate balance sheets around the globe are in much healthier shape than they have been in years. Profit margins and cash flows are at or near record levels. With fewer significant opportunities to expand them further, the search for new avenues of growth is likely to be the next phase of development. We have begun to see the first indications of increased business confidence through rising capital expenditure budgets and increased merger and acquisition activity. Although investors will continue to pressure managements to return more capital to shareholders, these are both positive signs for economic growth. However, we expect that many companies will find it difficult to raise the prices they charge for their products and services. In addition, corporations are likely to experience declining returns on capital as too much money chases too few opportunities. We are looking for companies able to differentiate themselves from these trends thanks to their pricing power and significant organic reinvestment opportunities (i.e., those specific to their pre-existing business lines), in the belief that they will create more value for shareholders over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

7

Portfolio Summary February 28, 2005

Asset Allocation (Excludes Cash Equivalents and Securities Lending Collateral)	2/28/05	8/31/04
Common Stocks	100%	99%
Preferred Stocks	—	1%
	100%	100%

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	2/28/05	8/31/04
Europe (excluding United Kingdom)	46%	44%
United Kingdom	22%	25%
Japan	21%	23%
Pacific Basin	9%	7%
Latin America	2%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	2/28/05	8/31/04
Financials	30%	27%
Consumer Discretionary	13%	14%
Energy	10%	10%
Industrials	9%	8%
Health Care	8%	10%
Materials	8%	6%
Telecommunication Services	7%	8%
Information Technology	6%	7%
Consumer Staples	5%	6%
Utilities	4%	4%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2005 (24.7% of Net Assets)

1. Total SA Producer of oil and natural gas	France	3.0%
2. Nestle SA (Registered) Producer and seller of food products	Switzerland	2.8%
3. Shell Transport & Trading Co., PLC Producer of oil and gas	United Kingdom	2.7%
4. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.7%
5. UBS AG (Registered) Provider of commercial and investment banking services	Switzerland	2.5%
6. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	2.4%
7. BHP Billiton PLC Explorer, producer and marketer of aluminum and other metal products	United Kingdom	2.2%
8. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.2%
9. ING Groep NV Provider of financial services to individuals, corporations and other institutions	Netherlands	2.1%
10. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	2.1%

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 9. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

8

Investment Portfolio as of February 28, 2005 (Unaudited)

	Shares	Value ($)
Common Stocks 100.5%
Australia 1.5%
Australia & New Zealand Banking Group Ltd. (Cost $18,499,161)	1,440,998	24,357,855

Austria 1.1%
Wienerberger AG (d) (Cost $11,784,724)	359,465	17,869,283

Brazil 1.5%
Companhia Vale do Rio Doce (ADR)	429,218	15,022,630
Petroleo Brasileiro SA (ADR)	203,200	9,916,160
(Cost $10,827,740)		24,938,790

China 0.1%
Foxconn International Holdings Ltd.* (Cost $2,287,804)	4,553,000	2,335,186

Finland 1.6%
Nokia Oyj	552,097	8,916,160
Nokia Oyj (ADR)	312,996	5,051,756
Nokian Renkaat Oyj	73,983	13,092,688
(Cost $28,358,907)		27,060,604

France 5.0%
BNP Paribas SA	311,700	22,598,829
PSA Peugeot Citroen	148,400	9,698,398
Total SA (d)	210,278	50,009,174
(Cost $46,117,609)		82,306,401

Germany 7.3%
Adidas-Salomon AG	107,800	16,166,292
E.ON AG (d)	401,083	36,054,373
HeidelbergCement AG	244,800	16,130,048
Hypo Real Estate Holdings AG*	520,000	21,274,050
Metro AG (d)	339,348	19,026,745
Siemens AG	149,170	11,693,846
(Cost $87,295,308)		120,345,354

9

Greece 2.5%
Alpha Bank AE	664,146	25,475,324
Hellenic Telecommunications Organization SA	810,120	15,690,721
(Cost $25,492,591)		41,166,045

Hong Kong 1.9%
Esprit Holdings Ltd. (Cost $18,694,975)	4,336,680	30,961,286

Hungary 1.0%
OTP Bank Rt (GDR) (Cost $3,811,279)	197,878	15,737,874

India 1.5%
ICICI Bank Ltd.	1,505,400	13,115,722
Reliance Industries Ltd.	963,000	12,251,167
(Cost $22,009,077)		25,366,889

Indonesia 1.0%
PT Telekomunikasi Indonesia (ADR) (Cost $18,057,942)	841,800	16,170,978

Ireland 0.8%
Anglo Irish Bank Corp., PLC (Cost $12,509,918)	475,170	12,518,986

Italy 3.9%
Banca Intesa SpA	3,049,700	14,935,074
Enel SpA	1,030,833	9,910,409
Eni SpA	1,095,628	28,626,830
Mediobanca SpA	598,200	10,102,704
(Cost $43,956,761)		63,575,017

Japan 21.2%
Aiful Corp.	112,496	12,910,803
Canon, Inc.	605,000	32,014,286
Credit Saison Co., Ltd.	250,000	8,871,010
Dai Nippon Printing Co., Ltd.	554,088	9,313,026
Daito Trust Construction Co., Ltd.	196,200	8,059,092
FANUC Ltd.	204,000	13,451,599
Hoya Corp.	173,000	18,808,852
Kirin Brewery Co., Ltd.	1,367,710	13,940,213
Mitsubishi Corp.	2,205,000	30,060,194
Mitsubishi Tokyo Financial Group, Inc.	1,682	15,415,419
Mitsui Fudosan Co., Ltd.	1,075,000	13,305,750
Mizuho Financial Group, Inc.	6,308	30,621,653
Nippon Mining Holdings, Inc.	1,597,000	9,449,753
Nippon Steel Corp.	8,795,667	24,280,096
Nissan Motor Co., Ltd. (d)	1,834,333	19,662,884
Sega Sammy Holdings, Inc.* (d)	419,000	26,256,299
Sharp Corp.	615,547	9,775,859
Toyota Motor Corp.	887,000	34,499,980
Yamanouchi Pharmaceutical Co., Ltd. (d)	488,768	17,377,953
(Cost $259,975,046)		348,074,721

10

Korea 1.6%
POSCO	45,400	9,937,569
Samsung Electronics Co., Ltd.	31,111	16,189,676
(Cost $9,816,702)		26,127,245

Netherlands 3.1%
ING Groep NV	1,143,896	35,113,729
Koninklijke (Royal) Philips Electronics NV	559,860	15,465,372
(Cost $33,470,363)		50,579,101

Norway 3.1%
DNB NOR ASA	1,339,158	13,615,083
Statoil ASA	1,086,449	19,758,002
Telenor ASA	1,908,900	17,559,552
(Cost $42,110,074)		50,932,637

Russia 1.2%
AFK Sistema “S” (GDR), 144A*	478,891	9,051,040
Gazprom “S” (ADR), 144A*	189,249	6,917,051
Gazprom “S” (ADR), 144A	119,051	4,350,600
(Cost $19,278,035)		20,318,691

Singapore 0.0%
DBS Group Holdings Ltd. (Cost $6,645)	700	6,406
Spain 3.0%
ACS, Actividades de Construccion y Servicios SA	618,772	15,772,757
Telefonica SA	1,805,877	33,163,038
(Cost $33,049,309)		48,935,795

Sweden 1.9%
ForeningsSparbanken AB (Swedbank)	500,500	12,355,735
Telefonaktiebolaget LM Ericsson “B”* (d)	6,173,872	18,138,949
(Cost $17,620,692)		30,494,684

Switzerland 10.7%
Credit Suisse Group (Registered)*	467,377	20,344,288
Nestle SA (Registered)	162,954	45,223,075
Novartis AG (Registered) (d)	441,978	22,165,560
Roche Holding AG (d)	280,353	29,529,363
UBS AG (Registered)	476,550	41,376,742
Zurich Financial Services AG*	97,200	17,877,911
(Cost $111,948,546)		176,516,939

Taiwan 0.8%
Hon Hai Precision Industry Co., Ltd. (Cost $11,672,358)	2,959,000	13,789,420

Thailand 0.7%
Bangkok Bank PCL (Foreign Registered) (Cost $10,268,714)	3,756,979	11,867,543

11

United Kingdom 22.5%
AstraZeneca PLC	462,480	18,340,712
BAA PLC	1,259,132	14,710,274
BHP Billiton PLC	2,439,691	36,350,984
GlaxoSmithKline PLC	764,934	18,340,247
Hammerson PLC	1,041,700	17,712,618
Hilton Group PLC	2,713,780	16,345,218
HSBC Holdings PLC	1,993,810	33,282,199
Imperial Tobacco Group PLC	862,500	22,985,190
National Grid Transco PLC	1,852,810	18,027,605
Prudential PLC	1,357,873	12,366,536
Royal Bank of Scotland Group PLC	1,272,582	43,587,006
Shell Transport & Trading Co., PLC	4,813,446	45,125,037
Smith & Nephew PLC	1,327,601	13,620,721
Vodafone Group PLC	15,098,346	39,590,646
Woolworths Group PLC	4,393,577	4,055,088
WPP Group PLC	1,359,200	15,598,695
(Cost $241,861,194)		370,038,776
Total Common Stocks (Cost $1,140,781,474)		1,652,392,506

Preferred Stocks 0.0%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	715,900	8,294

Securities Lending Collateral 12.0%
Daily Assets Fund Institutional, 2.57% (c) (e) (Cost $197,665,116)	197,665,116	197,665,116

Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 2.49% (b) (Cost $2,219,703)	2,219,703	2,219,703

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,340,666,293) (a)	112.6	1,852,285,619
Other Assets and Liabilities, Net	(12.6)	(207,867,793)
Net Assets	100.0	1,644,417,826

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $1,351,152,995. At February 28, 2005, net unrealized appreciation for all securities based on tax cost was $501,132,624. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $508,491,560 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,358,936.
(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management Inc. The rate shown is the annualized seven-day yield at period end.
(d)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at February 28, 2005 amounted to $189,065,154, which is 11.5% of total net assets.
(e)	Represents collateral held in connection with securities lending.

ADR:	American Depositary Receipts.

GDR:	Global Depositary Receipts.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

12

Financial Statements

Statement of Assets and Liabilities as of February 28, 2005 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $1,140,781,474) — including $189,065,154 of securities loaned	$1,652,400,800
Investment in Daily Assets Fund Institutional (cost $197,665,116)*	197,665,116
Investment in Scudder Cash Management QP Trust (cost $2,219,703)	2,219,703
Total investments in securities, at value (cost $1,340,666,293)	1,852,285,619
Foreign currency, at value (cost $7,530,539)	7,562,817
Receivable for investments sold	4,460,074
Dividends receivable	2,498,979
Interest receivable	32,622
Receivable for Fund shares sold	715,148
Foreign taxes recoverable	1,733,350
Other assets	93,342
Total assets	1,869,381,951
Liabilities
Payable for investments purchased	19,778,390
Payable upon return of securities loaned	197,665,116
Deferred foreign taxes payable	311,438
Payable for Fund shares redeemed	3,767,163
Accrued management fee	892,914
Other accrued expenses and payables	2,549,104
Total liabilities	224,964,125
Net assets, at value	$1,644,417,826
Net Assets
Net assets consist of:
Accumulated distributions in excess of net investment income	(12,017,548)
Net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $311,438)	511,307,888
Foreign currency related transactions	319,542
Accumulated net realized gain (loss)	(1,172,283,837)
Paid-in capital	2,317,091,781
Net assets, at value	$1,644,417,826

*	Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

13

Statement of Assets and Liabilities as of February 28, 2005 (Unaudited) (continued)

Net Asset Value

Class A Net Asset Value and redemption price(a) per share ($218,390,672 ÷ 4,828,757 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized) Maximum offering price per share (100 ÷ 94.25 of $45.23)	$ $	45.23 47.99
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($38,921,020 ÷ 868,231 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)		$44.83
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($24,308,180 ÷ 543,015 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)		$44.77
Class AARP Net Asset Value, offering and redemption price(a) per share ($27,039,962 ÷ 595,661 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)		$45.39
Class S Net Asset Value, offering and redemption price(a) per share ($1,328,924,799 ÷ 29,241,113 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)		$45.45
Institutional Class Net Asset Value, offering and redemption price(a) per share ($6,833,193 ÷ 150,962 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)		$45.26

(a)	Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

14

Statement of Operations for the six months ended February 28, 2005 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,068,724)	$10,292,350
Interest — Scudder Cash Management QP Trust	21,399
Interest	154,606
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	271,327
Total Income	10,739,682
Expenses:
Management fee	5,434,846
Distribution service fees	554,014
Auditing	74,822
Legal	16,008
Services to shareholders	2,396,946
Custodian and accounting fees	673,910
Directors’ fees and expenses	10,292
Reports to shareholders	106,870
Registration fees	32,580
Other	74,846
Total expenses, before expense reductions	9,375,134
Expense reductions	(70,031)
Total expenses, after expense reductions	9,305,103
Net investment income (loss)	1,434,579

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments (net of foreign taxes of $353,019)	102,523,151
Foreign currency related transactions	2,121,635
104,644,786
Net unrealized appreciation (depreciation) during the period on:
Investments (net of deferred foreign taxes of $311,438)	201,371,152
Foreign currency related transactions	493,655
201,864,807
Net gain (loss) on investment transactions	306,509,593
Net increase (decrease) in net assets resulting from operations	$307,944,172

The accompanying notes are an integral part of the financial statements.

15

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 28, 2005 (Unaudited)	Year Ended August 31, 2004
Operations:
Net investment income (loss)	$1,434,579	$12,066,084
Net realized gain (loss) on investment transactions	104,644,786	191,464,554
Net unrealized appreciation (depreciation) during the period on investment transactions	201,864,807	64,007,531
Net increase (decrease) in net assets resulting from operations	307,944,172	267,538,169
Distributions to shareholders from:
Net investment income:
Class A	(2,251,691)	(1,714,818)
Class B	(53,018)	(6,719)
Class C	(63,243)	(5,870)
Barrett International Shares	—	(13,106)
Class AARP	(301,489)	(248,114)
Class S	(19,266,522)	(16,878,373)
Institutional Class	(113,153)	(340,402)
Fund share transactions:
Proceeds from shares sold	84,585,630	428,744,477
Reinvestment of distributions	20,351,550	17,551,465
Cost of shares redeemed	(304,607,900)	(896,646,481)
Redemption fees	41,002	132,467
Net increase (decrease) in net assets from Fund share transactions	(199,629,718)	(450,218,072)
(Increase) decrease in net assets	86,265,338	(201,887,305)
Net assets at beginning of period	1,558,152,488	1,760,039,793
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $12,017,548 and $8,596,989, respectively)	$1,644,417,826	$1,558,152,488

The accompanying notes are an integral part of the financial statements.

16

Financial Highlights

Class A

Years Ended August 31,	2005[a]		2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$37.86		$33.18	$32.35	$40.03	$57.54	$54.78
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)		.16	.26	.10	.06	.06
Net realized and unrealized gain (loss) on investment transactions	7.85		4.82	.79	(7.76)	(14.89)	9.20
Total from investment operations	7.83		4.98	1.05	(7.66)	(14.83)	9.26
Less distributions from:
Net investment income	(.46)		(.30)	(.22)	(.02)	—	—
Net realized gain on investment transactions	—		—	—	—	(2.68)	(6.50)
Total distributions	(.46)		(.30)	(.22)	(.02)	(2.68)	(6.50)
Redemption fees	.00	***	.00 ***	.00 ***	.00 ***	—	—
Net asset value, end of period	$45.23		$37.86	$33.18	$32.35	$40.03	$57.54
Total Return (%)[c]	20.73	**	15.06	3.28	(19.13)	(26.63)	16.58

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	218		192	204	218	312	.41
Ratio of expenses (%)	1.44	*	1.55	1.49	1.31 [d]	1.33	1.47 [e]
Ratio of net investment income (loss) (%)	(.05	)[f]**	.41	.84	.28	.17	.09
Portfolio turnover rate (%)	59	*	82	104	105	85	83

[a]	For the six months ended February 28, 2005 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 1.33%.
[e]	The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.47%.
[f]	The ratio for the six months ended February 28, 2005, has not been annualized since the Fund believes it would not be appropriate because the Fund’s dividend income is not earned ratably throughout the fiscal year.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

17

Class B

Years Ended August 31,	2005[a]		2004	2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$37.36		$32.74	$31.95		$39.83	$50.14
Income (loss) from investment operations:
Net investment income (loss)[c]	(.21)		(.14)	.03		(.17)	(.11)
Net realized and unrealized gain (loss) on investment transactions	7.74		4.77	.76		(7.71)	(10.20)
Total from investment operations	7.53		4.63	.79		(7.88)	(10.31)
Less distributions from:
Net investment income	(.06)		(.01)	—		—	—
Redemption fees	.00	***	.00 ***	.00	***	.00 ***	—
Net asset value, end of period	$44.83		$37.36	$32.74		$31.95	$39.83
Total Return (%)[d]	20.09	[f]**	14.19 [f]	2.47		(19.78)	(20.56	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39		40	47		60	92
Ratio of expenses before expense reductions (%)	2.66	*	2.49	2.27		2.08[e]	2.13	*
Ratio of expenses after expense reductions (%)	2.37	*	2.37	2.27		2.08[e]	2.13	*
Ratio of net investment income (loss) (%)	(.52	)[g]**	(.41)	.06		(.49)	(.35	)*
Portfolio turnover rate (%)	59	*	82	104		105	85

[a]	For the six months ended February 28, 2005 (Unaudited).
[b]	For the period from December 29, 2000 (commencement of operations of Class B shares) to August 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 2.13%.
[f]	Total return would have been lower had certain expenses not been reduced.
[g]	The ratio for the six months ended February 28, 2005, has not been annualized since the Fund believes it would not be appropriate because the Fund’s dividend income is not earned ratably throughout the fiscal year.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

18

Class C

Years Ended August 31,	2005[a]		2004	2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$37.35		$32.74	$31.94		$39.82	$50.14
Income (loss) from investment operations:
Net investment income (loss)[c]	(.20)		(.14)	.03		(.17)	(.12)
Net realized and unrealized gain (loss) on investment transactions	7.73		4.76	.77		(7.71)	(10.20)
Total from investment operations	7.53		4.62	.80		(7.88)	(10.32)
Less distributions from:
Net investment income	(.11)		(.01)	—		—	—
Redemption fees	.00	***	.00 ***	.00	***	.00 ***	—
Net asset value, end of period	$44.77		$37.35	$32.74		$31.94	$39.82
Total Return (%)[d]	20.15	**	14.17 [e]	2.50		(19.79)	(20.58	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24		22	22		24	32
Ratio of expenses before expense reductions (%)	2.34	*	2.38	2.26		2.11	2.11	*
Ratio of expenses after expense reductions (%)	2.34	*	2.36	2.26		2.11	2.11	*
Ratio of net investment income (loss) (%)	(.50	)[f]**	(.40)	.07		(.52)	(.33	)*
Portfolio turnover rate (%)	59	*	82	104		105	85

[a]	For the six months ended February 28, 2005 (Unaudited).
[b]	For the period from December 29, 2000 (commencement of operations of Class C shares) to August 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
[f]	The ratio for the six months ended February 28, 2005, has not been annualized since the Fund believes it would not be appropriate because the Fund’s dividend income is not earned ratably throughout the fiscal year.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

19

Class AARP

Years Ended August 31,	2005[a]		2004		2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$38.03		$33.34		$32.51	$40.24	$57.74	$57.26
Income (loss) from investment operations:
Net investment income (loss)[c]	(.00	)***	.23		.33	.19	.20	.01
Net realized and unrealized gain (loss) on investment transactions	7.87		4.86		.80	(7.80)	(14.96)	.47
Total from investment operations	7.87		5.09		1.13	(7.61)	(14.76)	.48
Less distributions from:
Net investment income	(.51)		(.40)		(.30)	(.12)	(.06)	—
Net realized gain on investment transactions	—		—		—	—	(2.68)	—
Total distributions	(.51)		(.40)		(.30)	(.12)	(2.74)	—
Redemption fees	.00	**	.00	***	.00 ***	.00 ***	—	—
Net asset value, end of period	$45.39		$38.03		$33.34	$32.51	$40.24	$57.74
Total Return (%)	20.80	[e]**	15.27	[e]	3.53	(18.94)	(26.43)	.84	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27		23		21	24	36	71
Ratio of expenses before expense reductions (%)	1.40	*	1.39		1.25	1.06	1.04 [d]	1.05	*
Ratio of expenses after expense reductions (%)	1.35	*	1.35		1.25	1.06	1.04 [d]	1.05	*
Ratio of net investment income (loss) (%)	(.01	)[f]**	.61		1.08	.53	.46	.30	*
Portfolio turnover rate (%)	59	*	82		104	105	85	83

[a]	For the six months ended February 28, 2005 (Unaudited).
[b]	For the period from August 14, 2000 (commencement of operations of Class AARP shares) to August 31, 2000.
[c]	Based on average shares outstanding during the period.
[d]	The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. The ratio without this reduction was 1.07%.
[e]	Total return would have been lower had certain expenses not been reduced.
[f]	The ratio for the six months ended February 28, 2005, has not been annualized since the Fund believes it would not be appropriate because the Fund’s dividend income is not earned ratably throughout the fiscal year.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

20

Class S

Years Ended August 31,	2005[a]		2004		2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$38.10		$33.36		$32.51	$40.24	$57.73	$54.82
Income (loss) from investment operations:
Net investment income[b]	.06		.30		.35	.19	.18	.16
Net realized and unrealized gain (loss) on investment transactions	7.90		4.86		.80	(7.80)	(14.94)	9.38
Total from investment operations	7.96		5.16		1.15	(7.61)	(14.76)	9.54
Less distributions from:
Net investment income	(.61)		(.42)		(.30)	(.12)	(.05)	(.13)
Net realized gain on investment transactions	.00		.00		.00	.00	(2.68)	(6.50)
Total distributions	(.61)		(.42)		(.30)	(.12)	(2.73)	(6.63)
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	—	—
Net asset value, end of period	$45.45		$38.10		$33.36	$32.51	$40.24	$57.73
Total Return (%)	20.96	**	15.49	[c]	3.62	(18.94)	(26.44)	17.09

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,329		1,273		1,444	1,872	3,248	4,841
Ratio of expenses before expense reductions (%)	1.05	*	1.23		1.18	1.06	1.07	1.12
Ratio of expenses after expense reductions (%)	1.05	*	1.17		1.18	1.06	1.07	1.12
Ratio of net investment income (%)	.14	[d]**	.79		1.15	.53	.43	.25
Portfolio turnover rate (%)	59	*	82		104	105	85	83

[a]	For the six months ended February 28, 2005 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The ratio for the six months ended February 28, 2005, has not been annualized since the Fund believes it would not be appropriate because the Fund’s dividend income is not earned ratably throughout the fiscal year.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

21

Institutional Class(b)

Years Ended August 31,	2005[a]		2004		2003		2002	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$37.99		$33.28		$32.42		$40.13	$50.14
Income (loss) from investment operations:
Net investment income[d]	.08		.39		.43		.28	.23
Net realized and unrealized gain (loss) on investment transactions	7.87		4.84		.80		(7.79)	(10.24)
Total from investment operations	7.95		5.23		1.23		(7.51)	(10.01)
Less distributions from:
Net investment income	(.68)		(.52)		(.37)		(.20)	—
Redemption fees	.00	***	.00	***	.00	***	.00 ***	—
Net asset value, end of period	$45.26		$37.99		$33.28		$32.42	$40.13
Total Return (%)	20.98	[e]**	15.77	[e]	3.90		(18.76)	(19.96	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		8		21		16	22
Ratio of expenses before expense reductions (%)	1.03	*	.96		.92		.83	.84	*
Ratio of expenses after expense reductions (%)	.95	*	.94		.92		.83	.84	*
Ratio of net investment income (%)	.19	[f]**	1.02		1.41		.76	.86	*
Portfolio turnover rate (%)	59	*	82		104		105	85

[a]	For the six months ended February 28, 2005 (Unaudited).
[b]	On August 13, 2004, Class I shares of the Fund were redesignated as Institutional Class.
[c]	For the period from December 29, 2000 (commencement of operations of Class I shares) to August 31, 2001.
[d]	Based on average shares outstanding during the period.
[e]	Total return would have been lower had certain expenses not been reduced.
[f]	The ratio for the six months ended February 28, 2005, has not been annualized since the Fund believes it would not be appropriate because the Fund’s dividend income is not earned ratably throughout the fiscal year.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

22

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder International Fund (the “Fund”) is a diversified series of Scudder International Fund, Inc. (the “Corporation”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.) Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

23

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $1,267,700,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010 ($805,300,000) and August 31, 2011 ($462,400,000), the respective expiration dates, whichever occurs first.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund is distributed, if any, annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

24

Redemption Fees. For the period from September 1, 2004 to January 31, 2005, Class S shareholders redeeming or exchanging shares held less than six months were assessed a fee of 2% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $473,493,363 and $636,263,168, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.675% of the first $6,000,000,000 of the Fund’s average daily net assets, 0.625% of the next $1,000,000,000 of such net assets, and 0.60% of such net assets in excess of $7,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.675% of the Fund’s average daily net assets. Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Effective October 1, 2003 through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.345%, 1.365%, 1.355%, 1.34%, 1.24% and 0.94% of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 and/or service fees, director and director counsel fees and organization and offering expenses).

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional shares, of the Fund. Scudder Service Corporation (“SSC”), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. (“DST”), SISC and SCC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended February 28, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2005
Class A	$346,375	$—	$220,471
Class B	157,627	56,682	52,542
Class C	56,398	—	34,769
Class AARP	67,936	6,236	27,299
Class S	1,263,726	—	728,679
Institutional Class	6,499	3,058	3,441

	$1,898,561	$65,976	$1,067,201

25

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended February 28, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $292,192, of which $111,341 is unpaid at February 28, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2005
Class B	$146,378	$24,606
Class C	86,517	14,820
	$232,895	$39,426

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2005	Annualized Effective Rate
Class A	$243,618		$42,311.24%
Class B	48,793		7,121.25%
Class C	28,708		5,483.25%
	$321,119		$54,915

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2005 aggregated $7,462.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2005, the CDSC for Class B and C shares aggregated $101,459 and $353, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2005, SDI received $21,104.

Directors’ Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $730 and $560, respectively.

26

D. Expense Reductions

For the six months ended February 28, 2005, the Advisor agreed to reimburse the Fund $4,055, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2005		Year Ended August 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	509,613	$21,240,434	1,563,973	$57,915,810
Class B	66,063	2,713,253	406,427	15,253,713
Class C	78,380	3,219,874	151,746	5,683,306
Class AARP	52,260	2,220,232	111,735	4,290,433
Class S	1,278,985	53,735,368	8,945,892	333,710,788
Institutional Class	33,924	1,456,469	329,303	11,890,427
		$84,585,630		$428,744,477
Shares issued to shareholders in reinvestment of distributions
Class A	49,070	$2,129,639	43,674	$1,636,011
Class B	1,205	51,907	185	6,719
Class C	1,390	59,790	150	5,583
Barrett International Shares*	—	—	347	13,106
Class AARP	6,429	280,041	6,201	233,136
Class S	406,540	17,717,020	407,355	15,316,508
Institutional Class	2,607	113,153	9,092	340,402
		$20,351,550		$17,551,465
Shares redeemed
Class A	(810,056)	$(33,761,451)	(2,680,449)	$(99,187,889)
Class B	(268,218)	(10,943,090)	(772,625)	(28,981,563)
Class C	(115,763)	(4,803,249)	(240,928)	(9,064,857)
Barrett International Shares*	—	—	(28,767)	(1,106,647)
Class AARP	(78,543)	(3,316,657)	(142,128)	(5,406,696)
Class S	(5,852,668)	(247,744,909)	(19,239,089)	(724,479,832)
Institutional Class	(95,134)	(4,803,249)	(745,168)	(28,418,997)
		$(304,607,900)		$(896,646,481)
Redemption fees	—	$41,002	—	$132,467
Net increase (decrease)
Class A	(251,373)	$(10,380,919)	(1,072,802)	$(39,503,601)
Class B	(200,950)	(8,177,930)	(366,013)	(13,721,131)
Class C	(35,993)	(1,523,585)	(89,032)	(3,375,968)
Barrett International Shares*	—	—	(28,420)	(1,093,541)
Class AARP	(19,854)	(816,384)	(24,192)	(883,127)
Class S	(4,167,143)	(176,292,521)	(9,885,842)	(375,452,536)
Institutional Class	(58,603)	(2,468,922)	(406,773)	(16,188,168)
		$(199,629,718)		$(450,218,072)

*	Effective August 20, 2004, shares of the Barrett International Class were liquidated.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

27

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) —or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SUIIX
CUSIP Number	811165-810	811165-794	811165-786	811165-778
Fund Number	468	668	768	1468

28

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) —or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class AARP	Class S
Nasdaq Symbol	AINTX	SCINX
Fund Number	168	068

29

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor’s status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:

AARP Investment Program, Attention: Correspondence,

P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:

Scudder Investments, Attention: Correspondence,

P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:

Scudder Investments, Attention: Correspondence — Chicago

P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

30

Notes

31

32

DWS International Equity Fund, a series of DWS Advisor Funds, Prospectus Supplement dated March 1, 2006

MARCH 1, 2006

SUPPLEMENT TO THE CURRENTLY EFFECTIVE

PROSPECTUS OF THE FUND

DWS International Equity Fund

Deutsche Investment Management Americas Inc., the advisor of the above-noted funds (the “Advisor”), is proposing the following fund merger as part of the Advisor’s initiative to restructure and streamline the family of DWS funds. In the chart below the Acquired Fund on the left is merging into the Acquiring Fund on the right.

Acquired Fund	Acquiring Fund
DWS International Equity Fund	DWS International Fund

Completion of the merger is subject to a number of conditions, including final approval by each participating fund’s Board and approval by share- holders of the Acquired Fund at a shareholder meeting expected to be held during the second quarter of 2006. Prior to the shareholder meeting, shareholders of the Acquired Fund will receive (i) a Proxy Statement/ Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger; (ii) a proxy card with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the Acquiring Fund.

Please Retain This Supplement for Future Reference

[DWS SCUDDER LOGO]

March 1, 2006

DIEF-3600

1

DWS International Equity Fund, a series of DWS Advisor Funds, Annual Report dated October 31, 2005

Scudder International Equity Fund

Classes A, B, C and Investment

Annual Report to Shareholders

October 31, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. All of these factors may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 29, 2001 are derived from the historical performance of Investment Class shares of the International Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Maximum Sales Charge) as of 10/31/05

Scudder International Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	21.27%	17.59%	.08%	6.56%
Class B	20.27%	16.68%	-.70%	5.74%
Class C	20.25%	16.65%	-.69%	5.75%
Investment Class	21.14%	17.52%	.05%	6.54%
MSCI EAFE Index+	18.09%	21.26%	3.04%	5.81%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

+	The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Investment Class
Net Asset Value:
10/31/05	$12.73	$12.52	$12.29	$24.83
10/31/04	$10.52	$10.41	$10.22	$20.54
Distribution Information:
Twelve Months:
Income Dividends as of 10/31/05	$.03	$—	$—	$.05

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐	Scudder International Equity Fund — Class A

☐	MSCI EAFE Index+

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

2

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05

Scudder International Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000 Average annual total return	$11,429 14.29%	$15,323 15.29%	$9,461 -1.10%	$17,785 5.93%
Class B	Growth of $10,000 Average annual total return	$11,727 17.27%	$15,685 16.19%	$9,603 -.81%	$17,477 5.74%
Class C	Growth of $10,000 Average annual total return	$12,025 20.25%	$15,872 16.65%	$9,658 -.69%	$17,486 5.75%
MSCI EAFE Index+	Growth of $10,000 Average annual total return	$11,809 18.09%	$17,828 21.26%	$11,615 3.04%	$17,587 5.81%

The growth of $10,000 is cumulative.

+	The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment

☐	Scudder International Equity Fund — Investment Class

☐	MSCI EAFE Index+

Yearly periods ended October 31

Comparative Results as of 10/31/05

Scudder International Equity Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000 Average annual total return	$12,114 21.14%	$16,231 17.52%	$10,024 .05%	$18,843 6.54%
MSCI EAFE Index+	Growth of $10,000 Average annual total return	$11,809 18.09%	$17,828 21.26%	$11,615 3.04%	$17,587 5.81%

The growth of $10,000 is cumulative.

+	The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Investment Class Lipper Rankings — International Large-Cap Core Funds Category as of 10/31/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	12	of	196	7
3-Year	77	of	177	44
5-Year	83	of	129	64
10-Year	13	of	54	24

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Investment Class shares; other share classes may vary.

3

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005

Actual Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 5/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/05	$1,111.80	$1,108.00	$1,107.20	$1,111.50
Expenses Paid per $1,000*	$7.98	$11.95	$11.95	$7.98

Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 5/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/05	$1,017.64	$1,013.86	$1,013.86	$1,017.64
Expenses Paid per $1,000*	$7.63	$11.42	$11.42	$7.63

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class
Scudder International Equity Fund	1.50%	2.25%	2.25%	1.50%

For more information, please refer to the Fund’s prospectus.

Portfolio Management Review

Scudder International Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the Scudder International Equity Portfolio in which this fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

4

Portfolio Management Team

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2004.

Portfolio manager for EAFE Equities and Global Equities.

BS, Pennsylvania State University.

In the following interview, Portfolio Manager Matthias Knerr discusses Scudder International Equity Fund’s strategy and the market environment during the 12-month period ended October 31, 2005.

Q: How did the international stock markets perform during the past 12 months?

A: International equities were strong performers over the past year, as the market environment was favorable in many areas. With corporate news flow positive and cash flows climbing to record levels, investor sentiment remained favorable toward equities, particularly those outside the US marketplace. The MSCI EAFE Index, the fund’s benchmark, produced a return of 18.09% in US dollar terms.1 The benchmark’s return would have been higher, but the strengthening of the US dollar versus foreign currencies reduced the US dollar return by about seven percentage points. (Since foreign shares are denominated in local country currencies, a loss in the value of the local currencies versus the dollar decreases the value of the investment in US dollar terms.) Nonetheless, international equities as an asset class outperformed the 6.80% return of US stocks, as measured by the Standard & Poor’s 500 (S&P 500) Index.2

[1]	Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.
[2]	The S&P 500 is an unmanaged group of stocks representative of the US stock market.

From a sector perspective, the two clear winners during the past year were energy and materials. With respect to the energy sector, the escalating price of crude oil provided a profit windfall for oil exploration and production companies. At the beginning of the annual period, energy prices stood near $45/barrel. Throughout 2005, energy prices rose on general supply/demand imbalances, intensified by increased demand from Asia. The US hurricane season contributed to this imbalance by reducing supplies, sending oil to $70/barrel. With such a considerable upward price movement, companies either directly or peripherally related to this sector were beneficiaries of increased pricing power. With respect to materials, China has continued to be a major consumer of raw and processed materials. The country has not experienced the economic slowdown that many had expected, with year-over-year gross domestic product (GDP) growing at 9.4% in the third quarter. Strong growth has allowed China’s infrastructure build-out to continue, feeding demand for steel, chemicals, resins and ores. Laggards during the 12-month period included the information technology and telecommunications services sectors, both of which were hurt by a lack of pricing power.

On a regional basis, the Asian markets outperformed their European peers. Japan experienced a long-awaited rally due to several factors, including Prime Minister Junichiro Koizumi’s reelection, the continuation of the reform process and the Bank of Japan’s expectation that the seven-year deflationary cycle is set to end in 2006. The return to positive inflation in Japan would act as a lever allowing companies to raise prices, profitability and wages. Australia added to regional outperformance on the back of its high exposure to metals and mining. In Europe, the UK market was the chief laggard. Record consumer debt levels in the UK have been a burden on the economy, causing retail sales to flatten. Coupled with a slowdown in the previous hot residential housing market, the picture for the UK economy became clouded, and the market’s return was muted as a result.

Q: How did the fund perform in this environment?

A: The total return of the fund’s Class A shares for the 12 months ended October 31, 2005, was 21.27%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 2 through 5 for complete performance information.) For the period, the MSCI EAFE Index (the fund’s benchmark) returned 18.09%, and the average return of the 196 funds in the Lipper International Large Cap Core Funds category was 16.80%.3 The fund finished in the upper seventh percentile of its peer group for the 12-month period, as strong stock selection allowed the fund to outperform its peers.

[3]	Source: Lipper Inc. The Lipper International Large-Cap Core Funds category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Index. It is not possible to invest directly into a Lipper category.
[4]	“Overweight” means the fund holds a higher weighting in a given sector than its benchmark index.

5

Q: What elements of the fund’s positioning contributed to its performance?

A: When analyzing performance results, it is important to keep in mind that the fund’s bottom-up stock-selection process means that the fund may deviate from the country or sector allocations of the benchmark. This is not to say that we are not aware of how the fund is positioned in relation to the benchmark, but we are by no means managing the portfolio by striving to adhere closely to the benchmark.

From a positioning standpoint, the fund’s overweight in emerging markets stocks, which are not included in the core benchmark, aided performance.4 Many emerging markets countries such as Russia and Brazil are rich in natural resources, so their markets benefited significantly from rising commodities prices. The fund’s holding in Hungary, which was additionally lifted by the European Union enlargement, also performed well. Finally, the fund’s financial sector holdings in India were boosted by increased consumption trends and the rising need for consumer lending.

The fund was adversely affected by its underweighting in Australia.5 The country’s market has historically been driven by the metals and mining industry, and the fund’s absence from Australian international resources companies had a negative impact on its return.

[5]	“Underweight” means the fund holds a lower weighting in a given sector than its benchmark index.

Q: What factors helped and hurt performance?

A: The information technology sector was the worst-performing sector within the index for the period, but the fund outperformed in this area as a result of strong stock selection. Our focus on identifying strong businesses with sustainable cash flow, technological superiority and brand equity has led us to stocks with far better performance than their industry peers. The fund’s top performer was Samsung Electronics Co. Ltd., South Korea’s largest company by market capitalization. Samsung, which produces semiconductors (computer chips), computers, flat-panel displays and home appliances, was able to substantially outperform on increased demand for its chip products. Additionally, Hon Hai Precision Industry Co., Ltd., Taiwan’s major electronics exporter, outperformed on the back of strong financial performance stemming from better- than-expected handset demand, the launch of new consumer products and strong orders from its networking business.

The next-best-performing sector for the fund, in terms of our individual stock selection, was energy. Many of the portfolio’s holdings produced robust returns, including Petroleo Brasiliero SA, Statoil ASA and Total SA. With respect to France’s Total, we maintained a large overweight in the stock throughout the 12-month period. We view Total as the European equivalent of the US’s Exxon Mobil in terms of capital discipline and quality of management, and we believe the fundamentals of the company will remain superior. Toward the end of the annual period, pricing power abated as the supply shocks related to the US hurricanes unwound and pricing eased. Most of the fund’s holdings in energy gave up some of their ground as a result, but for the full 12-month period returns were excellent.

Another factor that helped performance was stock selection within the materials sector. As previously outlined, Asian consumption of raw materials and metals has risen due to the massive build-out of China’s infrastructure. The primary beneficiary within the fund was Companhia Vale do Rio Doce SA, a Brazilian producer of iron ores and alloys, copper pellets and aluminum. Another contributor to outperformance within the sector was Nippon Steel Corp., which benefited from its ability to increase prices for its products.

The detractors from performance, which were few during the 12-month period, primarily stemmed from stock selection in the utilities and industrials sectors. In utilities, the most notable underperformer within the fund was Enel, an Italian generator and trader of electricity. The company was affected by investor concerns regarding potential acquisitions as well as increased political and regulatory interference. As a result of these pressures, we exited the position toward the end of the annual period. Additionally, the fund’s underweight in select European utilities detracted from relative return as yield-related investments were popular with investors throughout the past year. Although the fund mildly underperformed the benchmark in utilities, returns were still positive on an absolute basis.

6

Q: What is your strategic outlook for international markets and how is the fund positioned to benefit?

A: Global equity markets have shown incredible resilience in the face of rising interest rates, rising energy costs and slowing growth. This resilience was all the more impressive during the last two months of the annual period, given the additional short-term pressures on both energy prices and growth as a result of Hurricanes Katrina and Rita.

It has been interesting to notice how expectations have changed over the last 12 months. It was not too long ago that the US Federal Reserve Board (the Fed) declared victory in the battle against deflation. Now, less than 12 months later, we appear to be at risk of “the inflation virus” poisoning the system, with recent US consumer price inflation figures sparking the October sell-off in the global markets. But, more important, has the long-run rate of inflation really changed that dramatically in such a short period of time?

There is a clear trend toward higher producer prices (the prices companies must pay for their inputs). The difference, though, in the inflation of producer versus consumer prices is still striking. Years of underinvestment or even outright reductions in production capacity, combined with a consolidation of the supplier base in many of the largest industrial sectors, have restored pricing power to many commodity markets. Despite these higher input prices, companies continue to struggle in passing higher costs along to their end customers. Instead, they have relied on scale, outsourcing and moving up the value chain to offset these costs. We believe these long-term trends can continue. However, in the short run, slower productivity gains and slower consumer spending means that higher input prices are likely to pressure corporate profit margins.

In this environment, our response is to redouble our efforts to focus on the quality and sustainability of companies’ returns. As the global economy slows and the market environment becomes more challenging, investors are likely to reward those companies that have the ability to generate strong earnings growth and that can command higher prices for their products based on their brand, technological capability, market position or cost advantages. Our preference remains, first and foremost, with those companies that are able to fund attractive growth opportunities while earning more than their cost of capital. With balance sheets strong and interest rates still relatively low, managements likely will continue to seek to complement their organic growth strategies via acquisitions. We remain more cautious on this approach, but we recognize that it may be possible for companies to selectively add value in this way given the relatively low returns earned by holding cash.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

7

Portfolio Summary October 31, 2005

Geographic Diversification
(Excludes Cash Equivalents and Securities Lending Collateral)	10/31/05	10/31/04
Japan	23%	23%
United Kingdom	16%	22%
Germany	13%	5%
Switzerland	8%	12%
France	7%	10%
Italy	5%	5%
Sweden	4%	1%
Greece	3%	2%
Ireland	3%	—
Other	18%	20%
	100%	100%

Sector Diversification
(As a % of Common Stock)	10/31/05	10/31/04
Financials	32%	27%
Consumer Discretionary	15%	12%
Energy	11%	11%
Industrials	8%	9%
Health Care	7%	9%
Consumer Staples	6%	5%
Telecommunication Services	6%	8%
Materials	6%	5%
Information Technology	6%	6%
Other	3%	8%
	100%	100%

Geographic and sector diversification are based on market value of the total investment portfolio and are subject to change.

Ten Largest Portfolio Equity Holdings at October 31, 2005 (22.1% of Net Assets)

1. Total SA Producer of oil and natural gas	France	3.1%
2. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	2.5%
3. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	2.3%
4. Mizuho Financial Group, Inc. Provider of financial services	Japan	2.3%
5. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.1%
6. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.0%
7. Nestle SA Producer and seller of food products	Switzerland	2.0%
8. UBS AG Provider of commercial and investment banking services	Switzerland	2.0%
9. Mitsubishi Corp. Operator of a general trading company	Japan	1.9%
10. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund’s investment portfolio, see page 24. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

8

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005

Assets
Investment in the International Equity Portfolio, at value	$277,411,793
Receivable for Fund shares sold	211,174
Due from Advisor	18,109
Other assets	19,493
Total assets	277,660,569
Liabilities
Payable for Fund shares redeemed	271,944
Other accrued expenses and payables	94,231
Total liabilities	366,175
Net assets, at value	$277,294,394
Net Assets
Net assets consist of:
Undistributed net investment income	2,407,246
Net unrealized appreciation (depreciation) on:
Investment securities	42,958,822
Foreign currency related transactions	(73,568)
Accumulated net realized gain (loss)	(393,215,727)
Paid-in capital	625,217,621
Net assets, at value	$277,294,394

The accompanying notes are an integral part of the financial statements.

9

Statement of Assets and Liabilities as of October 31, 2005 (continued)

Net Asset Value

Class A Net Asset Value and redemption price(a) per share ($6,630,721 ÷ 520,819 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized) Maximum offering price per share (100 ÷ 94.25 of $12.73)	$ $	12.73 13.51
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,009,775 ÷ 80,662 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)		$12.52
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($762,119 ÷ 61,996 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)		$12.29
Investment Class Net Asset Value, offering and redemption price(a) per share ($268,891,779 ÷ 10,826,977 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)		$24.84

(a)	Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

10

Statement of Operations for the year ended October 31, 2005

Investment Income

Total investment income allocated from the International Equity Portfolio:
Dividends (net of foreign taxes withheld of $822,527)	$7,101,208
Interest	248
Interest — Scudder Cash Management QP Trust	69,957
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	216,845
Expenses(a)	(1,982,670)
Net investment income (loss) allocated from the International Equity Portfolio	5,405,588
Expenses:
Administrator service fee	2,413,084
Distribution and shareholder servicing fee	31,934
Registration fees	55,318
Reports to shareholders	55,588
Legal	24,523
Auditing	29,425
Trustees’ fees and expenses	3,616
Total expenses, before expense reductions	2,613,488
Expense reductions	(324,275)
Total expenses, after expense reductions	2,289,213
Net investment income (loss)	3,116,375

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) allocated from International Equity Portfolio:
Investments (net of foreign taxes of $51,909)	48,511,420
Foreign currency related transactions	775,407
49,286,827
Net unrealized appreciation (depreciation) during the period on: Investments	1,895,199
Foreign currency related transactions	(73,568)
1,821,631
Net gain (loss) on investment transactions	51,108,458
Net increase (decrease) in net assets resulting from operations	$54,224,833

(a)	For the year ended October 31, 2005, the Advisor/Administrator of the Portfolio waived fees in the amount of $424,917 which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

11

Statement of Changes in Net Assets

	Years Ended October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,116,375	$1,771,652
Net realized gain (loss) on investment transactions	49,286,827	42,619,935
Net unrealized appreciation (depreciation) during the period on investment transactions	1,821,631	(5,328,778)
Net increase (decrease) in net assets resulting from operations	54,224,833	39,062,809
Distributions to shareholders from:
Net investment income:
Class A	(13,836)	(95,503)
Class B	—	(6,910)
Class C	—	(3,352)
Investment Class	(645,055)	(6,545,035)
Fund share transactions:
Proceeds from shares sold	72,548,640	253,547,422
Reinvestment of distributions	539,853	5,395,442
Cost of shares redeemed	(136,244,397)	(357,561,594)
Redemption fees	7,745	—
Net increase (decrease) in net assets from Fund share transactions	(63,148,159)	(98,618,730)
Increase (decrease) in net assets	(9,582,217)	(66,206,721)
Net assets at beginning of period	286,876,611	353,083,332
Net assets at end of period (including undistributed net investment income and distributions in excess of $2,407,246 and $695,242, respectively)	$277,294,394	$286,876,611

The accompanying notes are an integral part of the financial statements.

12

Financial Highlights

Class A

Years Ended October 31,	2005		2004		2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$10.52		$9.59		$8.00		$9.28	$11.05
Income (loss) from investment operations:
Net investment income (loss)	.13	[b]	.05	[b]	.07	[b]	.03 [b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.11		1.07		1.53		(1.30)	(1.76)
Total from investment operations	2.24		1.12		1.60		(1.27)	(1.77)
Less distributions from:
Net investment income	(.03)		(.19)		(.01)		(.01)	—
Redemption fees	.00	***	—		—		—	—
Net asset value, end of period	$12.73		$10.52		$9.59		$8.00	$9.28
Total Return (%)[c,d]	21.27		11.77		19.95[e]		(13.68)	(16.02	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		6		5		5	9
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.01		2.01		1.97		1.94	1.73	*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.50		1.50		1.50		1.50	1.50	*
Ratio of net investment income (loss) (%)	1.10		.54		.87		.34	(.44	)*

[a]	For the period June 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return does not reflect the effect of any sales charges.
[e]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 19.70% and the impact to the Class was $0.02 per share.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

13

Class B

Years Ended October 31,	2005		2004	2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$10.41		$9.49	$7.97		$9.33	$11.13
Income (loss) from investment operations:
Net investment income (loss)	.04	[b]	(.02)[b]	.01	[b]	(.04)[b]	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.07		1.05	1.51		(1.31)	(1.76)
Total from investment operations	2.11		1.03	1.52		(1.35)	(1.80)
Less distributions from:
Net investment income	—		(.11)	— [c]		(.01)	—	[c]
Redemption fees	.00	[c]	—	—		—	—
Net asset value, end of period	$12.52		$10.41	$9.49		$7.97	$9.33
Total Return (%)[d,e]	20.27		10.92	19.07[f]		(14.35)	(16.17	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		.7	.5		.4	.4
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.76		2.76	2.72		2.69	2.48	*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.25		2.25	2.25		2.25	2.25	*
Ratio of net investment income (loss) (%)	.35		(.21)	.11		(.41)	(1.19	)*

[a]	For the period June 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Amount is less than $.005.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Total return does not reflect the effect of any sales charges.
[f]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 18.70% and the impact to the Class was $0.02 per share.
*	Annualized
**	Not annualized

14

Class C

Years Ended October 31,	2005		2004	2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$10.22		$9.32	$7.83		$9.15	$10.92
Income (loss) from investment operations:
Net investment income (loss)	.04	[b]	(.02)[b]	.01	[b]	(.04)[b]	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.03		1.03	1.48		(1.27)	(1.68)
Total from investment operations	2.07		1.01	1.49		(1.31)	(1.77)
Less distributions from:
Net investment income	—		(.11)	—	[c]	(.01)	— [c]
Redemption fees	.00[c]		—	—		—	—
Net asset value, end of period	$12.29		$10.22	$9.32		$7.83	$9.15
Total Return (%)[d,e]	20.25		10.89	19.03[f]		(14.20)	(16.21	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		.5	.2		.1	.3
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.76		2.76	2.72		2.69	2.48	*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.25		2.25	2.25		2.25	2.25	*
Ratio of net investment income (loss) (%)	.35		(.21)	.11		(.41)	(1.19	)*

[a]	For the period June 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Amount is less than $.005.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Total return does not reflect the effect of any sales charges.
[f]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 18.65% and the impact to the Class was $0.02 per share.
*	Annualized
**	Not annualized

15

Investment Class

Years Ended October 31,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$20.54		$18.72	$15.63	$18.14	$25.55
Income (loss) from investment operations:
Net investment income (loss)	.25	[a]	.11 [a]	.14 [a]	.06 [a]	.08
Net realized and unrealized gain (loss) on investment transactions	4.10		2.08	2.96	(2.56)	(7.28)
Total from investment operations	4.35		2.19	3.10	(2.50)	(7.20)
Less distributions from:
Net investment income	(.05)		(.37)	(.01)	(.01)	—
Net realized gains	—		—	—	—	(.21)
Total distributions	(.05)		(.37)	(.01)	(.01)	(.21)
Redemption fees	.00	*	—	—	—	—
Net asset value, end of period	$24.84		$20.54	$18.72	$15.63	$18.14
Total Return (%)[b]	21.14		11.80	19.85[c]	(13.78)	(28.38)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	269		280	347	418	815
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.76		1.76	1.72	1.69	1.68
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.50		1.50	1.50	1.50	1.50
Ratio of net investment income (loss) (%)	1.10		.54	.86	.34	.24

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 19.53% and the impact to the Class was $0.05 per share.
*	Amount is less than $.005.

16

Notes to Financial Statements

A. Significant Accounting Policies

International Equity Fund (“Scudder International Equity Fund” or the “Fund”) is a diversified series of the Scudder Advisor Funds (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Scudder International Equity Portfolio (the “Portfolio”), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. (“DeAM, Inc.”). On October 31, 2005, the Fund owned approximately 91% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio’s net assets.

The Portfolio’s policies for determining the value of its net assets are discussed in the Portfolio’s Financial Statements, which accompany this report.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $393,215,700 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($902,177), October 31, 2009 ($256,733,423@@@@), October 31, 2010 ($108,361,900) and October 31, 2011 ($27,218,200), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

During the year ended October 31,2005, the Fund utilized approximately $39,228,200 of its capital loss carryforward.

17

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund’s investment in the Portfolio consists of an allocated portion of the Portfolio’s appreciation/depreciation. Please refer to the Portfolio’s financial statements for a breakdown of the appreciation/depreciation from investments.

At October 31, 2005, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$4,564,024
Capital loss carryforwards	$(393,215,700)

In addition, during the year ended October 31, 2005 and October 31, 2004, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended October 31,
	2005	2004
Distributions from ordinary income*	$658,891	$6,650,800

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

18

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”) is the Advisor for the Portfolio and Investment Company Capital Corporation (“ICCC” or the “Administrator”) is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

Effective November 1, 2004 through February 28, 2006, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each class as follows: Class A shares 1.50%, Class B shares 2.25%, Class C shares 2.25% and Investment Class 1.50% including expenses allocated from the Portfolio.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the “Administrator Service Fee”) of 0.85% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2005, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$53,881	$22,337	$—
Class B	7,977	3,274	—
Class C	5,710	2,380	137
Investment Class	2,345,516	296,284	—
	$2,413,084	$324,275	$137

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.25% of average daily net assets of Class A shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class A	$15,847	$1,433
Class B	7,038	640
Class C	5,039	481
	$27,924	$2,554

In addition, SDI provides information and administrative services (“Shareholder Servicing Fee”) to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class B	$2,336		$227.25%
Class C	1,674		180.25%
	$4,010		$407

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005 aggregated $1,768.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and C shares aggregated $2,338 and $188, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended October 31, 2005, SDI received none.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. (“DeIM”), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $21,920, of which $6,680 is unpaid at October 31, 2005.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each Committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

19

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	84,016	$1,007,451	281,798	$2,915,798
Class B	26,690	308,310	37,626	388,954
Class C	41,685	473,833	56,409	566,126
Investment Class	3,064,169	70,759,046	12,517,755	249,676,544
		$72,548,640		$253,547,422
Shares issued to shareholders in reinvestment of distributions
Class A	814	$9,526	8,782	$87,729
Class B	—	—	649	6,454
Class C	—	—	343	3,352
Investment Class	23,199	530,327	271,827	5,297,907
		$539,853		$5,395,442
Shares redeemed
Class A	(139,040)	$(1,638,067)	(207,587)	$(2,134,778)
Class B	(17,585)	(203,562)	(23,388)	(238,058)
Class C	(35,673)	(398,917)	(27,360)	(269,897)
Investment Class	(5,871,504)	(134,003,851)	(17,748,391)	(354,918,861)
		$(136,244,397)		$(357,561,594)
Redemption fees		$7,745		$—
Net increase (decrease)
Class A	(54,210)	$(620,918)	82,993	$868,749
Class B	9,105	104,775	14,887	157,350
Class C	6,012	74,934	29,392	299,581
Investment Class	(2,784,136)	(62,706,950)	(4,958,809)	(99,944,410)
		$(63,148,159)		$(98,618,730)

D. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

E. Fund Merger

On October 14, 2005, the Board of Trustees approved, in principle, the merger of the Fund into Scudder International Fund.

Completion of the merger is subject to a number of conditions, including final approval by each Fund’s Board and approval by the shareholders of the Fund at a shareholder meeting expected to be held during the first quarter of 2006.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of the Scudder Advisor Funds and Shareholders of International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Fund (the “Fund”) at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As disclosed in Note E, the Board of Trustees approved the merger of the Fund into Scudder International Fund subsequent to year end.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 30, 2005

Tax Information (Unaudited)

The Fund paid foreign taxes of $822,632 and earned $4,643,012 of foreign source income during the year ended October 31, 2005. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.07 per share as foreign taxes paid and $0.40 per share as income earned from foreign sources for the year ended October 31, 2005.

For Federal Income tax purposes, the Fund designates $8,800,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

21

Trustees and Officers

Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004 )	54

S. Leland Dill 3/28/30 Trustee since 1986	Trustee, Phoenix Euclid Market Neutral Fund (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	51

Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	51

Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51

Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005)	51

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005)	51

Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51

William N. Searcy 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51

Interested Trustee

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120

22

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years

Vincent J. Esposito[6] 6/8/56 President since 2005	Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.

Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.

Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.

Kathleen Sullivan D’Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.

John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Philip Gallo[6] (1962) 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

[1]	Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.
[2]	Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder Advisor Funds of which this fund is a series.
[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[4]	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 345 Park Avenue, New York, New York 10154.
[5]	Executive title, not a board directorship
[6]	Address: 345 Park Avenue, New York, New York 10154
[7]	Address: Two International Place, Boston, Massachusetts 02110

The fund’s Statement of Additional Information includes additional information about the fund’s Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the International Equity Portfolio should be read in conjunction with the Fund’s financial statements.)

23

Investment Portfolio as of October 31, 2005

	Shares	Value ($)
Common Stocks 97.6%
Australia 1.9%
Australia & New Zealand Banking Group Ltd.	183,163	3,234,124
Macquarie Airports	1,140,600	2,568,784
(Cost $5,144,873)		5,802,908

Brazil 1.8%
Companhia Vale do Rio Doce (ADR) (a)	71,484	2,954,434
Petroleo Brasileiro SA (ADR)	37,800	2,415,420
(Cost $1,945,937)		5,369,854

Finland 2.6%
Fortum Oyj	150,000	2,655,472
Nokia Oyj	154,904	2,599,306
Nokian Renkaat Oyj	176,430	2,749,583
(Cost $8,948,334)		8,004,361

France 6.9%
Axa	128,400	3,718,508
BNP Paribas SA	57,060	4,325,987
Pernod Ricard SA	19,454	3,400,349
Total SA	37,632	9,476,132
(Cost $14,087,326)		20,920,976

Germany 12.2%
Adidas-Salomon AG	19,800	3,320,727
Allianz AG (Registered)	32,176	4,544,450
BASF AG	48,530	3,498,504
Bayer AG	85,150	2,956,462
Commerzbank AG	71,400	1,868,270
Continental AG	34,280	2,620,149
Deutsche Boerse AG	27,100	2,549,796
E.ON AG	67,189	6,088,439
Fresenius Medical Care AG (a)	27,480	2,472,166
Hypo Real Estate Holding AG	109,000	5,267,976
Siemens AG	25,678	1,909,622
(Cost $30,939,090)		37,096,561

24

Greece 2.8%
Alpha Bank AE	89,595	2,572,094
Hellenic Telecommunications Organization SA*	189,400	3,915,313
OPAP SA	71,500	2,064,162
(Cost $6,477,350)		8,551,569

Hong Kong 1.3%
Esprit Holdings Ltd. (Cost $2,076,499)	539,517	3,831,266

Hungary 0.4%
OTP Bank Rt (Cost $357,158)	36,111	1,304,339

India 1.0%
ICICI Bank Ltd. (Cost $2,201,829)	283,500	3,146,293

Indonesia 1.0%
PT Telekomunikasi Indonesia (ADR) (a) (Cost $3,315,636)	155,500	3,165,980

Ireland 2.7%
Anglo Irish Bank Corp. PLC	232,420	3,146,069
CRH PLC	99,430	2,484,801
Grafton Group PLC (Units)*	264,200	2,602,739
(Cost $8,514,029)		8,233,609

Italy 4.3%
Banca Intesa SpA	1,037,970	4,847,057
Capitalia SpA	562,900	2,937,369
Eni SpA (a)	200,274	5,356,711
(Cost $9,327,316)		13,141,137

Japan 22.4%
Aiful Corp.	31,100	2,324,435
Astellas Pharma, Inc.	86,100	3,078,735
Canon, Inc.	104,100	5,508,821
Credit Saison Co., Ltd.	59,900	2,721,180
Dai Nippon Printing Co., Ltd.	114,572	1,871,456
Daito Trust Construction Co., Ltd.	54,100	2,673,276
Mitsubishi Corp.	293,100	5,739,551
Mitsui & Co., Ltd.	230,000	2,819,786
Mitsui Fudosan Co., Ltd.	196,000	3,231,941
Mitsui Sumitomo Insurance Co., Ltd.	186,000	2,401,359
Mizuho Financial Group, Inc.	1,028	6,904,800
Nippon Steel Corp.	848,523	3,024,751
Nissan Motor Co., Ltd.	335,053	3,501,701
Nitori Co., Ltd.	21,400	1,628,838
Sega Sammy Holdings, Inc. (a)	145,800	5,266,342
Sharp Corp.	135,000	1,855,501
Shinsei Bank Ltd.	251,000	1,463,235
Takefuji Corp.	36,000	2,529,894
Toyota Motor Corp.	161,900	7,516,433
Yamada Denki Co., Ltd. (a)	25,900	2,289,855
(Cost $43,800,970)		68,351,890

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Korea 1.3%
Samsung Electronics Co., Ltd. (Cost $1,903,419)	7,369	3,928,896

Mexico 0.5%
Fomento Economico Mexicano SA de CV (ADR) (Cost $1,474,903)	21,800	1,482,182

Netherlands 2.3%
Royal Dutch Shell PLC “B” (Cost $4,505,187)	214,267	6,990,244

Norway 1.1%
Statoil ASA (Cost $1,803,147)	144,763	3,214,321

Russia 1.2%
AFK Sistema (REG S) (GDR)	78,962	1,767,348
OAO Gazprom (REG S) (GDR)	33,200	1,962,557
(Cost $2,528,457)		3,729,905

Spain 2.4%
ACS, Actividades de Construccion y Servicios SA	116,500	3,330,173
Telefonica SA	246,934	3,939,330
(Cost $4,960,644)		7,269,503

Sweden 3.6%
ForeningsSparbanken AB (Swedbank)	125,000	3,083,644
Modern Times Group MTG AB “B”*	42,600	1,629,201
SKF AB “B”	197,270	2,490,135
Telefonaktiebolaget LM Ericsson “B”	1,125,562	3,692,752
(Cost $7,644,363)		10,895,732

Switzerland 7.8%
Baloise Holding AG “R”	40,400	2,058,835
Nestle SA (Registered)	20,314	6,046,534
Novartis AG (Registered)	76,132	4,095,265
Roche Holding AG (Genusschein)	38,340	5,727,921
UBS AG (Registered)	70,163	5,955,833
(Cost $14,651,363)		23,884,388

Taiwan 0.5%
Hon Hai Precision Industry Co., Ltd. (Cost $1,251,534)	383,065	1,662,090

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United Kingdom 15.6%
AstraZeneca PLC	53,321	2,393,098
BAA PLC	228,844	2,485,223
BHP Billiton PLC	357,491	5,266,875
Hammerson PLC	184,500	2,913,314
Hilton Group PLC	326,900	1,961,848
HSBC Holdings PLC	360,683	5,675,891
Imperial Tobacco Group PLC	193,770	5,556,803
Informa PLC	332,400	2,201,068
National Grid PLC	274,740	2,512,108
Prudential PLC	251,992	2,114,483
Reckitt Benckiser PLC	92,300	2,789,191
Royal Bank of Scotland Group PLC	230,462	6,380,590
Vodafone Group PLC	2,104,807	5,523,963
(Cost $35,853,766)		47,774,455
Total Common Stocks (Cost $213,713,126)		297,752,459

Securities Lending Collateral 5.5%
Scudder Daily Assets Fund Institutional, 3.89% (b) (c) (Cost $16,915,685)	16,915,685	16,915,685

Cash Equivalents 1.8%
Scudder Cash Management QP Trust, 3.83% (d) (Cost $5,489,769)	5,489,769	5,489,769

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $236,118,580)+	104.9	320,157,913
Other Assets and Liabilities, Net	(4.9)	(14,744,147)
Net Assets	100.0	305,413,766

*	Non-income producing security.
+	The cost for federal income tax purposes was $242,774,731. At October 31, 2005, net unrealized appreciation for all securities based on tax cost was $77,383,182. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $80,702,957 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,319,775.
(a)	All or a portion of these securities were on loan (see notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $16,254,784, which is 5.3% of net assets.
(b)	Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipts

GDR: Global Depositary Receipts

27

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005

Assets
Investments:
Investments in securities, at value (cost $213,713,126) including $16,127,025 of securities loaned	$297,752,459
Investment in Scudder Cash Management QP Trust (cost $5,489,769)	5,489,769
Investment in Scudder Daily Assets Fund Institutional (cost $16,915,685)*	16,915,685
Total investments in securities, at value (cost $236,118,580)	320,157,913
Cash	5,373
Foreign currency, at value (cost $633,956)	619,205
Receivable for investments sold	6,193,113
Dividends receivable	390,109
Interest receivable	38,329
Foreign taxes recoverable	256,688
Other assets	880
Total assets	327,661,610
Liabilities
Payable upon return of securities loaned	16,915,685
Due to custodian bank	2,159,064
Payable for investments purchased	2,912,621
Accrued investment advisory fee	129,797
Other accrued expenses and payables	130,677
Total liabilities	22,247,844
Net assets, at value	$305,413,766

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

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Statement of Operations for the year ended October 31, 2005

Investment Income

Income:
Dividends (net of foreign taxes withheld of $914,295)	$7,908,425
Interest — Scudder Cash Management QP Trust	76,573
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	240,591
Interest	1,666
Total Income	8,227,255
Expenses:
Management fee	2,068,643
Administrator service fee	477,379
Auditing	63,299
Legal	18,118
Trustees’ fees and expenses	24,167
Other	46,141
Total expenses, before expense reductions	2,697,747
Expense reductions	(477,020)
Total expenses, after expense reductions	2,220,727
Net investment income (loss)	6,006,528

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments (net of foreign taxes of $58,274)	54,259,739
Foreign currency related transactions	937,671
55,197,410
Net unrealized appreciation (depreciation) during the period on:
Investments	2,736,100
Foreign currency related transactions	(82,661)
2,653,439
Net gain (loss) on investment transactions	57,850,849
Net increase (decrease) in net assets resulting from operations	$63,857,377

The accompanying notes are an integral part of the financial statements.

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Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations:
Net investment income (loss)	$6,006,528	$5,421,773
Net realized gain (loss) on investment transactions	55,197,410	52,747,398
Net unrealized appreciation (depreciation) during the period on investment transactions	2,653,439	(5,305,626)
Net increase (decrease) in net assets resulting from operations	63,857,377	52,863,545
Capital transactions in shares of beneficial interest:
Proceeds from capital invested	82,821,203	235,493,569
Value of capital withdrawn	(173,084,135)	(426,402,928)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(90,262,932)	(190,909,359)
Increase (decrease) in net assets	(26,405,555)	(138,045,814)
Net assets at beginning of period	331,819,321	469,865,135
Net assets at end of period	$305,413,766	$331,819,321

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

Years Ended October 31,	2005	2004	2003		2002	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	305	332	470		667	1,331
Ratio of expenses before expense reductions (%)	.85	.84	.84		.80	.80
Ratio of expenses after expense reductions (%)	.70	.70	.70		.70	.70
Ratio of net investment income (loss) (%)	1.89	1.31	1.72		1.14	1.05
Portfolio turnover rate (%)	54	63	123		179	137
Total Investment Return (%)[a,b]	21.94	12.60	20.65	[c]	(13.03)	—

[a]	Total return would have been lower had certain expenses not been reduced.
[b]	Total investment return for the Portfolio was derived from the performance of the Investment Class of Scudder International Equity Fund.
[c]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 20.33%.

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Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Equity Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in any open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Portfolio may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

32

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Additionally, based on the Portfolio’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Portfolio will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $169,395,917 and $258,538,168, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”) is the Advisor for the Portfolio and Investment Company Capital Corporation (“ICCC” or the “Administrator”) is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. Prior to September 30, 2005, Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, served as subadvisor with respect to the investment and reinvestment of assets in the Portfolio, and was paid by the Advisor for its services. (Please see Note G for details).

33

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the “Administrator Service Fee”) of 0.15% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2005, the Administrator Service Fee aggregated $477,379, of which $40,754 is unpaid at October 31, 2005.

For the year ended October 31, 2005, the Advisor and Administrator agreed to waive their fees and reimburse expenses to the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio at 0.70%. The amount of the waiver and whether the Advisor and/or Administrator waive its fees may vary at any time without notice to the shareholders.

Accordingly, for the year ended October 31, 2005, the Advisor waived a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $470,070 and the amount imposed aggregated $1,598,573, which was equivalent to an annualized effective rate of 0.50% of the Portfolio’s average net assets.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Portfolio $6,950, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Portfolio and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

34

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

G. Other

Prior to September 30, 2005, Deutsche Asset Management Investment Services, Ltd. (“DeAMIS”), an indirect, wholly owned subsidiary of Deutsche Bank AG, served as subadvisor to the Fund. The Board voted to permit the Fund’s subadvisory agreement with DeAMIS to expire on September 30, 2005 in light of the then pending acquisition of DeAMIS by Aberdeen Asset Management PLC.

35

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Portfolio (the “Portfolio”) at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 30, 2005

Investment Management Agreement Approval

The Scudder International Equity Fund (the “Fund”), a series of the Scudder Advisor Funds (the “Trust”), invests all of its assets in the Scudder International Equity Portfolio (the “Portfolio”) in order to acheive its investment objectives. The Board of Trustees of the Portfolio, which is also the Board of Trustees of the Trust, approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the “Advisor”) in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all but one of the Portfolio’s Trustees are independent of the Advisor and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Portfolio’s Trustees consider these and many other factors, including the quality and integrity of the Advisor’s personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars,” even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio’s current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Portfolio was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Portfolio represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio, the performance of the Portfolio and fees paid by similar funds.

36

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio’s investment management fee schedule includes no fee breakpoints. The Board noted the Advisor’s initiative to restructure and streamline the family of Scudder Funds and to collapse the Portfolio and that, in light of the proposed restructuring, there was no need to further consider the appropriateness of breakpoints for the Portfolio.

The total operating expense of the Fund relative to the Fund’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Investment Class shares) for the year ending December 31, 2004 were somewhat lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund’s performance was in the 1st quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund outperformed its benchmark in the one-year period, but that it underperformed its benchmark for the three- and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor’s personnel, particularly those personnel with responsibilities for providing services to the Portfolio, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Portfolio and, separately, to the entire Scudder fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor’s costs and profits, the Board also reviewed the fees paid to, and services provided to the Fund by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor’s cost allocation methodology and calculations. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Portfolio and the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor’s overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

37

The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including the Advisor’s soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Portfolio’s trading activities to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Advisor’s commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Advisor’s chief compliance officer; and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and the Fund and its shareholders as long as they remain in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund’s shareholders.

Based on all of the foregoing, the Board determined to continue the Portfolio’s current investment management agreement, and concluded that the continuation of the agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

38

Account Management Resources

For shareholders of Classes A, B, C and Investment

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) —or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal	If you have questions, comments or complaints, contact:
Underwriter	Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Investment Class
Nasdaq Symbol	DBAIX	DBBIX	DBCIX	BTEQX
CUSIP Number	81111R 502	81111R 601	81111R 700	81111R 809
Fund Number	420	620	720	820

39

DWS International Equity Fund, a series of DWS Advisor Funds, Semi-Annual Report dated April 30, 2005

Scudder International Equity Fund

Classes A, B, C and Investment

Semiannual Report to Shareholders

April 30, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. All of these factors may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 29, 2001 are derived from the historical performance of Investment Class shares of the International Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Maximum Sales Charge) as of 4/30/05

Scudder International Equity Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	9.07%	11.29%	6.44%	-4.69%	5.99%
Class B	8.55%	10.46%	5.58%	-5.44%	5.18%
Class C	8.61%	10.45%	5.61%	-5.42%	5.19%
Investment Class	9.00%	11.33%	6.36%	-4.71%	5.98%
MSCI EAFE Index+	8.71%	14.95%	10.51%	-.55%	4.77%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

*	Total returns shown for periods less than one year are not annualized.
+	The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Investment Class
Net Asset Value:
4/30/05	$11.45	$11.30	$11.10	$22.34
10/31/04	$10.52	$10.41	$10.22	$20.54
Distribution Information:
Six Months:
Income Dividends as of 4/30/05	$.03	$—	$—	$.05

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐	Scudder International Equity Fund — Class A

☐	MSCI EAFE Index+

Yearly periods ended April 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

2

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05

Scudder International Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,489	$11,367	$7,413	$16,867
	Average annual total return	4.89%	4.36%	-5.81%	5.37%
Class B	Growth of $10,000	$10,746	$11,568	$7,522	$16,570
	Average annual total return	7.46%	4.97%	-5.54%	5.18%
Class C	Growth of $10,000	$11,045	$11,778	$7,570	$16,590
	Average annual total return	10.45%	5.61%	-5.42%	5.19%
MSCI EAFE Index+	Growth of $10,000	$11,495	$13,498	$9,730	$15,931
	Average annual total return	14.95%	10.51%	-.55%	4.77%

The growth of $10,000 is cumulative.

+	The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment

☐	Scudder International Equity Fund — Investment Class

☐	MSCI EAFE Index+

Yearly periods ended April 30

Comparative Results as of 4/30/05

Scudder International Equity Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$11,133	$12,032	$7,856	$17,876
	Average annual total return	11.33%	6.36%	-4.71%	5.98%
MSCI EAFE Index+	Growth of $10,000	$11,495	$13,498	$9,730	$15,931
	Average annual total return	14.95%	10.51%	-.55%	4.77%

The growth of $10,000 is cumulative.

+	The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Investment Class Lipper Rankings — International Large-Cap Core Funds Category as of 4/30/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	127	of	193	66
3-Year	92	of	170	54
5-Year	91	of	124	73
10-Year	14	of	48	29

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Investment Class shares; other share classes may vary.

3

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005

Actual Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 11/1/04	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/05	$1,090.70	$1,085.50	$1,086.10	$1,090.00
Expenses Paid per $1,000*	$7.78	$11.63	$11.64	$7.77

Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 11/1/04	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/05	$1,017.36	$1,013.64	$1,013.64	$1,017.36
Expenses Paid per $1,000*	$7.50	$11.23	$11.23	$7.50

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class
Scudder International Equity Fund	1.50%	2.25%	2.25%	1.50%

For more information, please refer to the Fund’s prospectus.

4

Portfolio Management Review

In the following interview, Lead Manager Alex Tedder discusses Scudder International Equity Fund’s strategy and the market environment during the six-month period ended April 30, 2005.

Q: How did the international stock markets perform during the past six months?

A: International equities were strong performers over the past six months, as the environment was favorable on many fronts. Corporate news flow and earnings reports were positive and helped restore investor enthusiasm for equities. Further benefiting US investors in non-US equities was the approximately 2% decline in the US dollar versus the basket of currencies that underlies the stocks included in the MSCI EAFE benchmark. (Since foreign shares are denominated in local-country currencies, a gain in the value of the currency helps increase the value of the investment in US dollar terms.)

Despite the generally positive environment for international equities, concerns remained regarding possible geopolitical and economic disruptions. The potential for a global economic slowdown, which would erode the strength of the US consumer, was led by the high price of oil, the weakening of the US dollar and China’s attempts to cool its economic pace. Investors tended to favor stocks perceived to be more conservative and that paid dividends, helping value stocks continue to outperform their growth counterparts. This was reflected in the fact that the top-performing industry groups were the traditional “safe havens” — the higher-yielding consumer staples, utility and energy sectors — while on the other end of the spectrum, the higher-risk technology sector lagged the performance of the broader MSCI EAFE Index by roughly 10%. Small caps continued their rally, but we believe that the stocks in the asset class remain too richly valued.

On a regional basis, the European markets outpaced Asia. Japan lagged during the second half of the period as investor concerns about the impact of a strong yen on exporters outweighed the positive news of strong industrial production results and a six-year high in Japanese business confidence. The Japanese recovery has been uneven despite positive economic indicators, and at the beginning of the year, Japan once again fell into a recession as overall economic growth for 2004 was modestly negative. Stocks in the emerging markets performed particularly well, generally benefiting from growth in domestic consumption, rising returns on equity and strong investment inflows. We believe emerging markets are still compelling from a long-term investment perspective even though they remain vulnerable to potential shocks.

Q: How did the fund perform in this environment?

A: The total return of the fund’s Class A shares for the six months ended April 30, 2005 was 9.07%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 2 through 5 for complete performance information.) For the period, the MSCI EAFE Index (the fund’s benchmark) returned 8.71%, and the average return of the 193 funds in the Lipper International Large Cap Core Funds category was 7.37%.1

[1]	Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index. The index is calculated using closing local-market prices and converts to US dollars using the London close foreign exchange rates.

We are pleased with the fund’s outperformance. We continue to stay true to our approach, emphasizing companies with quality and sustainable growth of cash flow and strong business models or franchises that allow them pricing power. Examples of such companies are natural price leaders in industries with high barriers to entry, companies in regulated industries or that benefit from state monopolies, and companies with dominant brand or service franchises. We believe companies that can continue to sustain their growth will be recognized by investors as global economic growth slows.

5

Q: What factors helped performance?

A: The information technology (IT) sector has been the worst-performing sector within the index for most recent periods, but it has consistently been among the best-performing sectors for the fund. Our stock selection model has enabled us to identify strong businesses within this currently shunned sector, resulting in our IT sector selections returning in excess of 15% more than the IT sector return within the benchmark during the past six months. A top performer was Samsung Electronics Co., Ltd., a longtime fund holding that is based in Korea. The company gained market share and maintained earnings growth in semiconductor chips and liquid crystal display screens despite a highly competitive environment. Hon Hai Precision Industry Co., Ltd., a Taiwanese computer components manufacturer, announced record gains in sales and market share gains versus its major competitor, Flextronics.

The fund’s opportunistic investments in emerging markets were a strong collective contributor over the past six months despite some weakness in March and April. Investments in emerging markets materials companies included the mining companies Companhia Vale do Rio Doce (ADR) (Brazil) and BHP Billiton PLC (UK); POSCO, a Korean steel company; and Statoil ASA, a Norwegian oil company. Many of our emerging markets investments are beneficiaries of China’s rapid growth, as the economic build-out of mainland Asia continues apace. We believe investing in peripheral markets is an opportunity to benefit from China’s tremendous commodity consumption without taking on the risk of a direct investment in China’s stock market.

The fund’s overweight in financials is predominantly focused on regions and companies that are positioned to grow with the rising wealth of the Asian and Eastern European consumer. Our preferred investments are in the less mature markets such as Greece, Hungary, India and other Asian countries where we see greater potential for credit and loan growth and the expansion of product offerings in underbanked markets.

A top individual contributor to performance was Esprit Holdings, Ltd., a Hong Kong-based retailer. The company’s ongoing store-rollout plan across Europe and the United States, coupled with the restructuring of its challenged Canadian and Asian operations, continues to progress well ahead of expectations. The company has been rewarded by investors, as the stock appreciated markedly over the six-month period. We believe that a strong management team is in place and we are maintaining the fund’s exposure despite the stock’s strong performance.

6

Q: What elements of the fund’s positioning detracted from performance?

A: The fund was underweight in Australia, a strong-performing country within the index since its energy, materials and financials sectors continued to rally as resource prices remained strong. Investors stayed confident about the country’s economic outlook despite rising interest rates. We believe that this strength is unlikely to remain as robust. The Australian market has outperformed for several years on the back of the commodities and the China development wave, and interest rates are on the upswing.

Investors have shifted their attention recently to several of the defensive sectors, including health care. The fund’s underweight in major pharmaceutical companies, such as Sanofi Aventis and GlaxoSmithKline PLC, cost us some performance as we missed some of the more recent strength in this otherwise lagging sector. Several pharmaceutical companies announced positive year-over-year growth in first-quarter earnings results in April, and the sector subsequently rallied after lagging through most of last year.

Finally, the fund’s holdings in two major Japanese automakers, Nissan Motor Co., Ltd. and Toyota Motor Corp., fell — partly in sympathy with major US automakers that were downgraded by the credit agencies due to their heavy pension and benefit liabilities. Other factors weighing on the world’s automakers were investor concerns about slowing global growth, the potential for weakening consumer spending and rising commodity input costs such as for steel.

Q: What is your broad view of the international stock markets for the rest of 2005?

A: We believe the best of the cyclical upturn in corporate earnings has passed. The recovery in earnings momentum that drove international markets in 2003, and partly in 2004, appears now to be over. We believe current earnings estimates are too high, particularly for stocks in Europe, and we anticipate downgrades. In addition, the valuation of the international markets, at 19x future earnings and 17.4x current earnings, is above its long-term average of 16x (this figure excludes the vagaries of the Japan bull market or the technology, media and telecom bubble).2 Given the environment of slowing earnings momentum, it is hard to imagine that valuations will rise significantly from here.3 Taking these factors together, we believe that the market will begin to look for strong and sustainable operational earnings, as opposed to earnings that are more the result of broader worldwide economic trends.

[2]	Source: Factset
[3]	“Valuation” refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth. The P/E ratio is the price an investor must pay for a dollar of earnings. For example, a company with a $10 stock price and $1 of earnings per share has a P/E of 10. A lower P/E is seen as an indication of value, compared with a higher P/E.

7

With cash flows at high levels and corporations’ reinvestment opportunities constrained by softening demand, we expect merger and acquisition (M&A) activity to return to the corporate agenda in 2005. While we do not seek to invest actively in potential M&A deals, it seems clear to us that at this stage in the current economic cycle there is a high probability of consolidation in a number of industries. For example, in the financials sector in both Europe and Japan there are a number of large companies whose growth within their own markets is constrained. We would expect them to force consolidation where there is merit or attempt to buy growth by acquiring smaller entities in other markets such as emerging Europe. There could be significant opportunities for patient investors in these markets, especially given that, in our view, many smaller banks in Europe remain outstanding investments in their own right.

While our overall expectations are modest, they are by no means pessimistic. In contrast, we are extremely optimistic about the prospects for growth stocks in the current environment. In our view, companies that are able to deliver good revenue and earnings growth in difficult economic circumstances will be rewarded by the market. We therefore continue to focus on areas where positive returns are likely to be maintained.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2005

Geographic Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/05	10/31/04
United Kingdom	21%	22%
Japan	20%	23%
Switzerland	10%	12%
Germany	9%	5%
France	6%	10%
Italy	4%	5%
Spain	3%	2%
Netherlands	3%	4%
Norway	3%	2%
Other	21%	15%
	100%	100%

Sector Diversification (As a % of Common Stock)	4/30/05	10/31/04
Financials	30%	27%
Consumer Discretionary	15%	12%
Energy	10%	11%
Industrials	9%	9%
Health Care	8%	9%
Telecommunication Services	7%	8%
Materials	7%	5%
Information Technology	5%	6%
Consumer Staples	5%	5%
Other	4%	8%
	100%	100%
Geographic and sector diversification are based on market value of the Total Investment Portfolio and are subject to change.

8

Ten Largest Portfolio Equity Holdings at April 30, 2005 (23.4% of Net Assets)

1. Total SA Producer of oil and natural gas	France	3.0%
2. Nestle SA Producer and seller of food products	Switzerland	2.7%
3. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	2.6%
4. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.5%
5. UBS AG Provider of commercial and investment banking services	Switzerland	2.4%
6. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.1%
7. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	2.1%
8. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.1%
9. Canon, Inc. Producer of visual image and information equipment	Japan	2.0%
10. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund’s investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

9

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)

Assets
Investment in the International Equity Portfolio, at value	$272,800,203
Receivable for Fund shares sold	69,797
Other assets	25,066
Total assets	272,895,066
Liabilities
Payable for fund shares redeemed	747,243
Other accrued expenses and payables	113,815
Total liabilities	861,058
Net assets, at value	$272,034,008
Net Assets
Net assets consist of:
Undistributed net investment income	223,729
Net unrealized appreciation (depreciation) on:
Investment securities	33,603,637
Foreign currency related transactions	75,215
Accumulated net realized gain (loss)	(400,783,788)
Paid-in capital	638,915,215
Net assets, at value	$272,034,008

The accompanying notes are an integral part of the financial statements.

10

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)

Net Asset Value

Class A Net Asset Value and redemption price(a) per share ($5,945,695 ÷ 519,494 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized) Maximum offering price per share (100 ÷ 94.25 of $11.45)	$ $	11.45 12.15
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($967,832 ÷ 85,631 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)		$11.30
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($650,369 ÷ 58,601 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)		$11.10
Investment Class Net Asset Value, offering and redemption price(a) per share ($264,470,112 ÷ 11,840,066 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)		$22.34

(a)	Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

11

Statement of Operations for the six months ended April 30, 2005 (Unaudited)

Investment Income

Total investment income allocated from the International Equity Portfolio:
Dividends (net of foreign taxes withheld of $323,793)	$3,672,253
Interest	30,051
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	74,020
Expenses(a)	(1,024,277)
Net investment income (loss) allocated from the International Equity Portfolio	2,752,047
Expenses:
Administrator service fee	1,238,610
Distribution and shareholder servicing fee	15,351
Registration fees	28,500
Reports to shareholders	29,080
Legal	5,601
Auditing	10,622
Trustees’ fees and expenses	3,629
Other	1,680
Total expenses, before expense reductions	1,333,073
Expense reductions	(158,888)
Total expenses, after expense reductions	1,174,185
Net investment income (loss)	1,577,862

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments (net of foreign taxes of $17,992)	31,200,472
Foreign currency related transactions	459,697
31,660,169
Net unrealized appreciation (depreciation) during the period on: Investments	(7,459,986)
Foreign currency related transactions	75,215
(7,384,771)
Net gain (loss) on investment transactions	24,275,398
Net increase (decrease) in net assets resulting from operations	$25,853,260

[a]	For the six months ended April 30, 2005, the Advisor/Administrator waived fees in the amount of $215,932 which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

12

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations:
Net investment income (loss)	$1,577,862	$1,771,652
Net realized gain (loss) on investment transactions	31,660,169	42,619,935
Net unrealized appreciation (depreciation) during the period on investment transactions	(7,384,771)	(5,328,778)
Net increase (decrease) in net assets resulting from operations	25,853,260	39,062,809
Distributions to shareholders from:
Net investment income:
Class A	(13,836)	(95,503)
Class B	—	(6,910)
Class C	—	(3,352)
Investment Class	(645,055)	(6,545,035)
Fund share transactions:
Proceeds from shares sold	48,015,948	253,547,422
Reinvestment of distributions	539,853	5,395,442
Cost of shares redeemed	(88,593,540)	(357,561,594)
Redemption fees	767	—
Net increase (decrease) in net assets from Fund share transactions	(40,036,972)	(98,618,730)
Increase (decrease) in net assets	(14,842,603)	(66,206,721)
Net assets at beginning of period	286,876,611	353,083,332
Net assets at end of period (including undistributed net investment income and distributions in excess of $223,729 and $695,242, respectively)	$272,034,008	$286,876,611

The accompanying notes are an integral part of the financial statements.

13

Financial Highlights

Class A

Years Ended October 31,	2005[a]		2004		2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$10.52		$9.59		$8.00		$9.28	$11.05
Income (loss) from investment operations:
Net investment income (loss)	.06	[c]	.05	[c]	.07	[c]	.03 [c]	(.01)
Net realized and unrealized gain (loss) on investment transactions	.90		1.07		1.53		(1.30)	(1.76)
Total from investment operations	.96		1.12		1.60		(1.27)	(1.77)
Less distributions from:
Net investment income	(.03)		(.19)		(.01)		(.01)	—
Redemption fees	.00	***	—		—		—	—
Net asset value, end of period	$11.45		$10.52		$9.59		$8.00	$9.28
Total Return (%)[d,e]	9.07	**	11.77		19.95	[f]	(13.68)	(16.02	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		6		5		5	9
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.00	*	2.01		1.97		1.94	1.73	*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.50	*	1.50		1.50		1.50	1.50	*
Ratio of net investment income (loss) (%)	.54	**	.54		.87		.34	(.44	)*

[a]	For the six months ended April 30, 2005 (Unaudited).
[b]	For the period June 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Total return does not reflect the effect of any sales charges.
[f]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 19.70% and the impact to the Class was $0.02 per share.
*	Annualized
**	Not annualized
***	Amount is less than $.005

14

Class B

Years Ended October 31,	2005[a]		2004	2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$10.41		$9.49	$7.97		$9.33	$11.13
Income (loss) from investment operations:
Net investment income (loss)	.03	[c]	(.02)[c]	.01	[c]	(.04)[c]	(.04)
Net realized and unrealized gain (loss) on investment transactions	.86		1.05	1.51		(1.31)	(1.76)
Total from investment operations	.89		1.03	1.52		(1.35)	(1.80)
Less distributions from:
Net investment income	—		(.11)	—	[d]	(.01)	—	[d]
Redemption fees	.00	[d]	—	—		—	—
Net asset value, end of period	$11.30		$10.41	$9.49		$7.97	$9.33
Total Return (%)[e,f]	8.55	**	10.92	19.07[g]		(14.35)	(16.17	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		.7	.5		.4	.4
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.75	*	2.76	2.72		2.69	2.48	*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.25	*	2.25	2.25		2.25	2.25	*
Ratio of net investment income (loss) (%)	.17	**	(.21)	.11		(.41)	(1.19	)*

[a]	For the six months ended April 30, 2005 (Unaudited).
[b]	For the period June 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Amount is less than $.005.
[e]	Total return would have been lower had certain expenses not been reduced.
[f]	Total return does not reflect the effect of any sales charges.
[g]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 18.70% and the impact to the Class was $0.02 per share.
*	Annualized
**	Not annualized

15

Class C

Years Ended October 31,	2005[a]		2004	2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$10.22		$9.32	$7.83		$9.15	$10.92
Income (loss) from investment operations:
Net investment income (loss)	.03	[c]	(.02)[c]	.01	[c]	(.04)[c]	(.09)
Net realized and unrealized gain (loss) on investment transactions	.85		1.03	1.48		(1.27)	(1.68)
Total from investment operations	.88		1.01	1.49		(1.31)	(1.77)
Less distributions from:
Net investment income	—		(.11)	—	[d]	(.01)	—	[d]
Redemption fees	.00	[d]	—	—		—	—
Net asset value, end of period	$11.10		$10.22	$9.32		$7.83	$9.15
Total Return (%)[e,f]	8.61	**	10.89	19.03	[g]	(14.20)	(16.21	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		.5	.2		.1	.3
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.75	*	2.76	2.72		2.69	2.48	*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.25	*	2.25	2.25		2.25	2.25	*
Ratio of net investment income (loss) (%)	.17	**	(.21)	.11		(.41)	(1.19	)*

[a]	For the six months ended April 30, 2005 (Unaudited).
[b]	For the period June 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Amount is less than $.005.
[e]	Total return would have been lower had certain expenses not been reduced.
[f]	Total return does not reflect the effect of any sales charges.
[g]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 18.65% and the impact to the Class was $0.02 per share.
*	Annualized
**	Not annualized

16

Investment Class

Years Ended October 31,	2005[a]		2004	2003		2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$20.54		$18.72	$15.63		$18.14	$25.55	$25.33
Income (loss) from investment operations:
Net investment income (loss)	.12	[b]	.11 [b]	.14	[b]	.06 [b]	.08	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.73		2.08	2.96		(2.56)	(7.28)	.24
Total from investment operations	1.85		2.19	3.10		(2.50)	(7.20)	.22
Less distributions from:
Net investment income	(.05)		(.37)	(.01)		(.01)	—	—
Net realized gains	—		—	—		—	(.21)	—
Total distributions	(.05)		(.37)	(.01)		(.01)	(.21)	—
Redemption fees	.00	***	—	—		—	—	—
Net asset value, end of period	$22.34		$20.54	$18.72		$15.63	$18.14	$25.55
Total Return (%)[c]	9.00	**	11.80	19.85	[d]	(13.78)	(28.38)	.83

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	264		280	347		418	815	2,128
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.76	*	1.76	1.72		1.69	1.68	1.67
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.50	*	1.50	1.50		1.50	1.50	1.50
Ratio of net investment income (loss) (%)	.54	**	.54	.86		.34	.24	(.07)

[a]	For the six months ended April 30, 2005 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 19.53% and the impact to the Class was $0.05 per share.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

17

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

International Equity Fund (“Scudder International Equity Fund” or the “Fund”) is a diversified series of the Scudder Advisor Funds (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Scudder International Equity Portfolio (the “Portfolio”), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. (“DeAM, Inc.”). On April 30, 2005, the Fund owned approximately 91% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio’s net assets.

The Portfolio’s policies for determining the value of its net assets are discussed in the Portfolio’s Financial Statements, which accompany this report.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $432,444,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($1,543,000), October 31, 2009 ($295,321,000), October 31, 2010 ($108,362,000) and October 31, 2011 ($27,218,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

18

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund’s investment in the Portfolio consists of an allocated portion of the Portfolio’s appreciation/depreciation. Please refer to the Portfolio’s financial statements for a breakdown of the appreciation/depreciation from investments.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (the “Advisor”) is the Advisor for the Portfolio and Investment Company Capital Corporation (“ICCC” or the “Administrator”) is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the six months ended April 30, 2005, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each class as follows: Class A shares 1.50%, Class B shares 2.25%, Class C shares 2.25% and Investment Class 1.50% including expenses allocated from the Portfolio.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the “Administrator Service Fee”) of 0.85% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2005, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$26,508	$10,885	$3,666
Class B	3,734	1,539	1,125
Class C	2,687	1,107	1,339
Investment Class	1,205,681	145,357	81,304
	$1,238,610	$158,888	$87,434

19

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.25% of average daily net assets of Class A shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2005
Class A	$7,797	$1,236
Class B	3,295	598
Class C	2,370	395
	$13,462	$2,229

In addition, SDI provides information and administrative services (“Shareholder Servicing Fee”) to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at April 30, 2005	Annualized Effective Rate
Class B	$1,099		$207.25%
Class C	790		137.25%
	$1,889		$344

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2005 aggregated $898.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and C shares aggregated $1,601 and $87, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the six months ended April 30, 2005, SDI received none.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

20

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	40,858	$489,566	281,798	$2,915,798
Class B	22,698	259,107	37,626	388,954
Class C	33,044	369,332	56,409	566,126
Investment Class	2,092,182	46,897,943	12,517,755	249,676,544
		$48,015,948		$253,547,422
Shares issued to shareholders in reinvestment of distributions
Class A	814	$9,256	8,782	$87,729
Class B	—	—	649	6,454
Class C	—	—	343	3,352
Investment Class	23,199	530,327	271,827	5,297,907
		$539,583		$5,395,442
Shares redeemed
Class A	(97,207)	$(1,149,558)	(207,587)	$(2,134,778)
Class B	(8,624)	(96,017)	(23,388)	(238,058)
Class C	(30,427)	(336,621)	(27,360)	(269,897)
Investment Class	(3,886,428)	(87,011,344)	(17,748,391)	(354,918,861)
		$(88,593,540)		$(357,561,594)
Redemption fees		$767		$—
Net increase (decrease)
Class A	(55,535)	$(650,466)	82,993	$868,749
Class B	14,074	163,090	14,887	157,350
Class C	2,617	32,711	29,392	299,581
Investment Class	(1,771,047)	(39,582,307)	(4,958,809)	(99,944,410)
		$(40,036,972)		$(98,618,730)

D. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

(The following financial statements of the International Equity Portfolio should be read in conjunction with the Fund’s financial statements.)

21

Investment Portfolio as of April 30, 2005 (Unaudited)

	Shares	Value ($)
Common Stocks 98.2%
Australia 1.4%
Australia & New Zealand Banking Group Ltd. (Cost $3,112,977)	253,163	4,282,041

Austria 1.3%
Raiffeisen International Bank-Holding AG*	4,339	223,346
Wienerberger AG (d)	88,824	3,756,430
(Cost $3,326,589)		3,979,776

Brazil 1.2%
Companhia Vale do Rio Doce (ADR)	75,384	2,031,599
Petroleo Brasileiro SA (ADR)	39,900	1,673,007
(Cost $2,053,461)		3,704,606

China 0.5%
China Petroleum & Chemical Corp. “H” (Cost $1,499,182)	3,448,735	1,362,005

Finland 1.9%
Nokia Oyj	163,504	2,612,906
Nokian Renkaat Oyj (d)	186,130	3,109,676
(Cost $6,626,479)		5,722,582

France 5.4%
Axa (d)	135,500	3,340,349
BNP Paribas SA	60,260	3,970,735
Total SA	40,592	9,008,240
(Cost $11,437,372)		16,319,324

Germany 9.0%
Adidas-Salomon AG	20,800	3,223,882
Continental AG	33,570	2,473,163
E.ON AG (d)	76,089	6,413,410
HeidelbergCement AG*	47,800	2,767,363
HeidelbergCement AG*	3,769	218,741
Hypo Real Estate Holdings AG*	115,100	4,779,768
Metro AG	46,188	2,439,609
Schering AG*	39,600	2,613,966
Siemens AG	28,678	2,102,242
(Cost $22,331,766)		27,032,144

22

Greece 2.5%
Alpha Bank AE	139,218	4,492,437
Hellenic Telecommunications Organization SA	155,900	2,914,450
(Cost $5,394,522)		7,406,887

Hong Kong 1.9%
Esprit Holdings Ltd. (Cost $3,082,949)	747,517	5,595,871

Hungary 0.8%
OTP Bank Rt (Cost $741,901)	75,011	2,306,645

India 1.1%
ICICI Bank Ltd.	174,500	1,445,338
Reliance Industries Ltd.	152,770	1,853,372
(Cost $2,993,135)		3,298,710

Indonesia 1.0%
PT Telekomunikasi Indonesia (ADR) (Cost $3,511,778)	164,200	2,958,884

Ireland 1.8%
Anglo Irish Bank Corp. PLC	245,320	2,831,838
CRH PLC*	105,030	2,617,054
(Cost $5,851,853)		5,448,892

Italy 3.9%
Banca Intesa SpA (d)	590,600	2,825,560
Enel SpA	194,446	1,845,360
Eni SpA	211,374	5,308,651
Mediobanca SpA	112,100	1,846,563
(Cost $7,732,385)		11,826,134

Japan 19.3%
Aiful Corp.	21,700	1,622,074
Aiful Corp.*	11,100	809,871
Canon, Inc.	116,000	6,050,103
Credit Saison Co., Ltd.	48,000	1,643,374
Dai Nippon Printing Co., Ltd.	107,083	1,721,238
Daito Trust Construction Co., Ltd.	57,200	2,292,550
Hoya Corp.	33,100	3,462,933
Jupiter Telecommunications Co., Ltd.*	331	263,600
Kirin Brewery Co., Ltd.	101,995	994,681
Mitsubishi Corp.	409,000	5,603,846
Mitsubishi Tokyo Financial Group, Inc.	328	2,849,546
Mitsui Fudosan Co., Ltd.	206,000	2,300,627
Mizuho Financial Group, Inc.	1,085	5,106,779
Nippon Steel Corp.	1,454,564	3,689,750
Nissan Motor Co., Ltd.	353,953	3,496,490
Sega Sammy Holdings, Inc.	79,000	4,616,397
Sharp Corp.	119,000	1,862,283
Toyota Motor Corp.	170,700	6,215,996
Yamanouchi Pharmaceutical Co., Ltd.	96,642	3,512,674
(Cost $41,842,461)		58,114,812

23

Korea 1.3%
POSCO	9,200	1,667,114
Samsung Electronics Co., Ltd.	4,799	2,201,763
(Cost $1,685,319)		3,868,877

Netherlands 2.9%
ING Groep NV	141,999	3,893,400
Koninklijke (Royal) Philips Electronics NV	108,530	2,707,149
Stork NV	59,600	2,196,099
(Cost $6,692,192)		8,796,648

Norway 2.7%
DNB NOR ASA (d)	256,644	2,448,519
Statoil ASA (d)	152,763	2,689,803
Telenor ASA (d)	366,000	3,057,045
(Cost $7,263,078)		8,195,367

Russia 1.2%
AFK Sistema “S” (GDR)*	97,662	1,513,761
OAO Gazprom “S” (ADR), 144A*	59,500	2,008,308
(Cost $3,804,963)		3,522,069

Spain 2.9%
ACS, Actividades de Construccion y Servicios SA	134,600	3,283,104
Telefonica SA (d)	327,972	5,577,117
(Cost $6,210,924)		8,860,221

Sweden 2.7%
ForeningsSparbanken AB	95,900	2,256,914
SKF AB “B”*	55,500	2,339,720
Telefonaktiebolaget LM Ericsson “B”*	1,188,062	3,523,078
(Cost $5,705,774)		8,119,712

Switzerland 10.1%
Baloise Holding AG “R”	42,600	2,178,796
Credit Suisse Group (d)	72,190	3,038,845
Nestle SA (Registered) (d)	31,065	8,157,702
Novartis AG (Registered) (d)	85,232	4,147,676
Roche Holding AG (d)	46,340	5,606,194
UBS AG (Registered)	90,173	7,229,856
(Cost $20,654,205)		30,359,069

Taiwan 0.5%
Hon Hai Precision Industry Co., Ltd. (Cost $1,324,737)	338,750	1,620,414

Thailand 0.5%
Bangkok Bank PCL (Foreign Registered) (Cost $1,274,892)	520,500	1,416,377

24

United Kingdom 20.4%
AstraZeneca PLC	56,321	2,469,550
BAA PLC	241,544	2,676,090
BHP Billiton PLC	377,291	4,598,526
Hammerson PLC	194,600	3,168,837
Hilton Group PLC	577,900	3,019,727
HSBC Holdings PLC	386,678	6,180,957
Imperial Tobacco Group PLC	167,300	4,786,644
MFI Furniture Group PLC*	731,300	1,421,263
National Grid Transco PLC	355,216	3,495,328
Prudential PLC	263,305	2,374,479
Royal Bank of Scotland Group PLC*	246,442	7,435,448
Shell Transport & Trading Co., PLC	881,517	7,894,356
Smith & Nephew PLC	255,978	2,635,270
Vodafone Group PLC	2,221,607	5,798,760
Woolworths Group PLC	1,447,837	1,011,828
WPP Group PLC	236,560	2,574,512
(Cost $45,900,245)		61,541,575
Total Common Stocks (Cost $222,055,139)		295,659,642

Securities Lending Collateral 14.9%
Scudder Daily Assets Fund Institutional, 2.94% (c) (e) (Cost $44,923,530)	44,923,530	44,923,530

Cash Equivalents 1.4%
Scudder Cash Management QP Trust, 2.81% (b) (Cost $4,305,516)	4,305,516	4,305,516

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $271,284,185) (a)	114.5	344,888,688
Other Assets and Liabilities, Net	(14.5)	(43,677,518)
Net Assets	100.0	301,211,170

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $277,647,371. At April 30, 2005, net unrealized appreciation for all securities based on tax cost was $67,241,317. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $72,462,480 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,221,163.
(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d)	All or a portion of these securities were on loan (see notes to Financial Statements). The value of all securities loaned at April 30, 2005 amounted to $42,729,969, which is 14.2% of net assets.
(e)	Represents collateral held in connection with securities lending.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipts

GDR: Global Depositary Receipts

25

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $222,055,139) including $42,729,969 of securities loaned	$295,659,642
Investment in Scudder Cash Management QP Trust (cost $4,305,516)	4,305,516
Investment in Scidder Daily Assets Fund Institutional (cost $44,923,530)*	44,923,530
Total investments in securities, at value ($271,284,185)	344,888,688
Foreign currency, at value (cost $1,369,444)	1,360,731
Receivable for investments sold	1,098,134
Dividends receivable	1,527,855
Interest receivable	61,864
Foreign taxes recoverable	262,003
Unrealized appreciation on forward foreign currency exchange contracts	1,642,429
Other receivable	7,894
Other assets	5,024
Total assets	350,854,622
Liabilities
Payable upon return of securities loaned	44,923,530
Payable for investments purchased	2,991,869
Net payable on closed forward currency exchange contracts	5,197
Unrealized depreciation on forward foreign currency exchange contracts	1,505,225
Accrued investment advisory fee	142,440
Other accrued expenses and payables	75,191
Total liabilities	49,643,452
Net assets, at value	$301,211,170

*	Represents collateral on securities loaned.

26

Statement of Operations for the six months ended April 30, 2005 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $359,427)	$4,116,977
Interest — Scudder Cash Management QP Trust	33,131
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	82,697
Interest	872
Total Income	4,233,677
Expenses:
Investment advisory fee	1,075,745
Administrator service fee	248,249
Auditing	38,724
Legal	9,499
Interest expense	20,335
Trustees’ fees and expenses	7,097
Other	7,154
Total expenses, before expense reductions	1,406,803
Expense reductions	(244,889)
Total expenses, after expense reductions	1,161,914
Net investment income (loss)	3,071,763

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments (net of foreign taxes of $20,405)	35,194,707
Foreign currency related transactions	516,513
35,711,220
Net unrealized appreciation (depreciation) during the period on:
Investments	(7,699,867)
Foreign currency related transactions	84,511
(7,615,356)
Net gain (loss) on investment transactions	28,095,864
Net increase (decrease) in net assets resulting from operations	$31,167,627

27

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations:
Net investment income (loss)	$3,071,763	$5,421,773
Net realized gain (loss) on investment transactions	35,711,220	52,747,398
Net unrealized appreciation (depreciation) during the period on investment transactions	(7,615,356)	(5,305,626)
Net increase (decrease) in net assets resulting from operations	31,167,627	52,863,545
Capital transactions in shares of beneficial interest:
Proceeds from capital invested	58,484,422	235,493,569
Value of capital withdrawn	(120,260,200)	(426,402,928)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(61,775,778)	(190,909,359)
Increase (decrease) in net assets	(30,608,151)	(138,045,814)
Net assets at beginning of period	331,819,321	469,865,135
Net assets at end of period	$301,211,170	$331,819,321

28

Financial Highlights

Years Ended October 31,	2005[a]		2004	2003	2002	2001	2000
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	301		332	470	667	1,331	2,961
Ratio of expenses before expense reductions (%)	.85	*	.84	.84	.80	.80	.80
Ratio of expenses after expense reductions (%)	.70	*	.70	.70	.70	.70	.70
Ratio of net investment income (loss) (%)	.92	**	1.31	1.72	1.14	1.05	.74
Portfolio turnover rate (%)	56	*	63	123	179	137	140
Total Investment Return (%)[b,c]	9.40	*	12.60	20.65[d]	(13.03)	—	—

[a]	For the six months ended April 30, 2005 (Unaudited).
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Total investment return for the Portfolio was derived from the performance of the Investment Class of Scudder International Equity Fund.
[d]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 20.33%.
*	Annualized
**	Not annualized

29

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder International Equity Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in any open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

30

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Portfolio may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

31

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $92,096,362 and $153,712,127, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”) is the Advisor for the Portfolio and Investment Company Capital Corporation (“ICCC” or the “Administrator”) is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Portfolio and is paid by the Advisor for its services.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the “Administrator Service Fee”) of 0.15% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2005, the Administrator Service Fee aggregated $248,249, of which $37,781 is unpaid at April 30, 2005.

For the six months ended April 30, 2005, the Advisor and Administrator agreed to waive their fees and reimburse expenses to the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio at 0.70%. The amount of the waiver and whether the Advisor and/or Administrator waive its fees may vary at any time without notice to the shareholders.

Accordingly, for the six months ended April 30, 2005, the Advisor waived a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $241,739 and the amount imposed aggregated $834,006, which was equivalent to an annualized effective rate of 0.50% of the Portfolio’s average net assets.

32

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Insurance Brokerage Commissions. The Portfolio paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Portfolio for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $344 and $260, respectively.

D. Expense Reductions

For the six months ended April 30, 2005, the Advisor agreed to reimburse the Portfolio $3,150, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by Advisor of certain administrative services to an unaffiliated service provider.

E. Forward Foreign Currency Exchange Contracts

As of April 30, 2005, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
AUD	2,086,000	USD	1,622,449	7/28/2005	3,186
CHF	1,478,000	EUR	965,020	7/28/2005	693
CHF	40,521,000	USD	34,549,175	7/28/2005	446,145
CHF	7,053,000	EUR	4,593,472	7/28/2005	26,193
CHF	8,373,000	EUR	5,457,923	7/28/2005	11,625
CHF	1,478,000	EUR	965,020	7/28/2005	488
CLP	816,919,000	USD	1,413,355	7/28/2005	14,216
EUR	18,771,862	CHF	28,862,000	7/28/2005	214,670
EUR	38,903,000	USD	50,332,701	7/28/2005	139,330
EUR	3,973,000	USD	5,166,887	7/28/2005	40,848
EUR	3,816,000	USD	4,950,932	7/28/2005	27,458
EUR	1,367,298	CHF	2,103,000	7/28/2005	18,695
EUR	1,092,924	NOK	8,942,000	7/28/2005	15,387
EUR	957,282	CHF	1,479,000	7/28/2005	9,323
EUR	121,777	CHF	187,000	7/28/2005	1,753
EUR	957,282	CHF	1,479,000	7/28/2005	321
GBP	25,989,000	USD	49,420,423	7/28/2005	53,692
GBP	2,446,000	USD	4,649,112	7/28/2005	2,876
GBP	562,000	USD	1,069,194	7/28/2005	1,661
GBP	601,000	USD	1,143,072	7/28/2005	1,458
NOK	6,087,000	EUR	749,335	7/28/2005	538
USD	9,115,610	NZD	12,636,000	7/28/2005	35,522
SEK	1,277,000	EUR	138,850	7/28/2005	1,372
USD	16,091,931	JPY	1,711,055,000	7/28/2005	358,191
USD	13,999,638	AUD	18,196,000	7/28/2005	125,052
USD	3,758,659	JPY	394,725,000	7/28/2005	36,237
USD	5,732,399	SGD	9,404,000	7/28/2005	25,446
USD	1,173,316	NZD	1,652,000	7/28/2005	23,080
USD	20,275,837	GBP	10,677,000	7/28/2005	5,382
USD	842,972	AUD	1,088,000	7/28/2005	1,591
Total unrealized appreciation					1,642,429

33

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
AUD	1,129,000	USD	868,551	7/28/2005	(7,838)
AUD	385,000	USD	298,082	7/28/2005	(775)
CHF	7,053,000	EUR	4,593,472	7/28/2005	(35,512)
CHF	8,373,000	EUR	5,457,923	7/28/2005	(16,543)
EUR	18,771,862	CHF	28,862,000	7/28/2005	(143,818)
EUR	1,367,298	CHF	2,103,000	7/28/2005	(12,894)
EUR	1,092,924	NOK	8,942,000	7/28/2005	(4,795)
EUR	121,777	CHF	187,000	7/28/2005	(1,490)
JPY	530,240,000	USD	5,043,804	7/28/2005	(53,936)
JPY	60,292,000	USD	566,143	7/28/2005	(13,505)
JPY	18,232,000	USD	173,721	7/28/2005	(1,562)
NOK	16,301,000	EUR	2,001,715	7/28/2005	(6,067)
NOK	16,301,000	EUR	2,001,715	7/28/2005	(1,180)
NOK	6,087,000	EUR	749,335	7/28/2005	(832)
NZD	41,104,000	USD	29,613,788	7/28/2005	(154,188)
NZD	1,312,000	USD	939,038	7/28/2005	(11,127)
USD	2,052,039	NZD	2,823,000	7/28/2005	(7,591)
NZD	497,000	USD	356,897	7/28/2005	(3,037)
USD	2,058,461	NZD	2,842,000	7/28/2005	(252)
USD	186,274	NZD	257,000	7/28/2005	(151)
SEK	1,277,000	EUR	138,850	7/28/2005	(1,546)
USD	27,005,097	EUR	20,591,000	7/28/2005	(438,207)
USD	28,377,871	EUR	21,809,000	7/28/2005	(239,495)
USD	28,129,187	GBP	14,739,000	7/28/2005	(132,002)
USD	5,983,691	SEK	41,826,000	7/28/2005	(110,354)
USD	4,373,154	NOK	27,183,000	7/28/2005	(54,329)
USD	2,158,674	EUR	1,650,000	7/28/2005	(29,813)
USD	6,699,111	GBP	3,517,000	7/28/2005	(18,485)
USD	158,661	EUR	121,000	7/28/2005	(2,545)
USD	127,798	EUR	98,000	7/28/2005	(1,356)
Total unrealized depreciation					(1,505,225)

Currency Abbreviation
AUD	Australian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krona
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

F. Line of Credit

The Portfolio and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

34

Account Management Resources

For shareholders of Classes A, B, C and Investment

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) —or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Investment Class
Nasdaq Symbol	DBAIX	DBBIX	DBCIX	BTEQX
CUSIP Number	81111R 502	81111R 601	81111R 700	81111R 809
Fund Number	420	620	720	820

35

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments

Attention: Correspondence — Chicago

P.O. Box 219415

Kansas City, MO 64121-9415

September 2004

36

Notes

37

38

DWS International Equity Fund, a series of DWS Institutional Funds, Prospectus Supplement dated March 1, 2006

DWS International Equity Fund, a series of DWS Institutional Funds, Annual Report dated October 31, 2005

Scudder International Equity Fund

Institutional Class

Annual Report to Shareholders

October 31, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. All of these factors may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund’s most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/05

Scudder International Equity Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	22.01%	18.35%	.71%	5.19%
MSCI EAFE Index+	18.09%	21.26%	3.04%	5.44%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

*	The Class commenced operations on April 1, 1997. Index returns begin March 31, 1997.
+	The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information

Institutional Class
Net Asset Value:
10/31/05	$12.40
10/31/04	$10.35
Distribution Information:
Twelve Months:
Income Dividends as of 10/31/05	$.19

2

Institutional Class Lipper Rankings -- International Large-Cap Core Funds Category as of 10/31/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	10	of	196	6
3-Year	43	of	177	24
5-Year	66	of	129	51

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares.

Growth of an Assumed $1,000,000 Investment

☐ Scudder International Equity Fund — Institutional Class

☐ MSCI EAFE Index+

Yearly periods ended October 31

Comparative Results as of 10/31/05

Scudder International Equity Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000 Average annual total return	$1,220,100 22.01%	$1,657,700 18.35%	$1,036,200 .71%	$1,543,300 5.19%
MSCI EAFE Index+	Growth of $1,000,000 Average annual total return	$1,180,900 18.09%	$1,782,800 21.26%	$1,161,500 3.04%	$1,575,700 5.44%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

*	The Class commenced operations on April 1, 1997. Index returns begin March 31, 1997.
+	The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

3

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005

Actual Fund Return	Institutional Class
Beginning Account Value 5/1/05	$1,000.00
Ending Account Value 10/31/05	$1,114.40
Expenses Paid per $1,000*	$5.06

Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 5/1/05	$1,000.00
Ending Account Value 10/31/05	$1,020.42
Expenses Paid per $1,000*	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Institutional Class
Scudder International Equity Fund	.95%

For more information, please refer to the Fund’s prospectus.

4

Portfolio Management Review

Scudder International Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the Scudder International Equity Portfolio in which this fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

5

Portfolio Management Team

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2004.

Portfolio manager for EAFE Equities and Global Equities.

BS, Pennsylvania State University.

In the following interview, Portfolio Manager Matthias Knerr discusses Scudder International Equity Fund’s strategy and the market environment during the 12-month period ended October 31, 2005.

Q: How did the international stock markets perform during the past 12 months?

A: International equities were strong performers over the past year, as the market environment was favorable in many areas. With corporate news flow positive and cash flows climbing to record levels, investor sentiment remained favorable toward equities, particularly those outside the US marketplace. The MSCI EAFE Index, the fund’s benchmark, produced a return of 18.09% in US dollar terms.1 The benchmark’s return would have been higher, but the strengthening of the US dollar versus foreign currencies reduced the US dollar return by about seven percentage points. (Since foreign shares are denominated in local country currencies, a loss in the value of the local currencies versus the dollar decreases the value of the investment in US dollar terms.) Nonetheless, international equities as an asset class outperformed the 6.80% return of US stocks, as measured by the S&P 500 Index (S&P 500).2

[1]	Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.
[2]	The S&P 500 is an unmanaged group of stocks representative of the US stock market.

6

From a sector perspective, the two clear winners during the past year were energy and materials. With respect to the energy sector, the escalating price of crude oil provided a profit windfall for oil exploration and production companies. At the beginning of the annual period, energy prices stood near $45/barrel. Throughout 2005, energy prices rose on general supply/demand imbalances, intensified by increased demand from Asia. The US hurricane season contributed to this imbalance by reducing supplies, sending oil to $70/barrel. With such a considerable upward price movement, companies either directly or peripherally related to this sector were beneficiaries of increased pricing power. With respect to materials, China has continued to be a major consumer of raw and processed materials. The country has not experienced the economic slowdown that many had expected, with year-over-year gross domestic product (GDP) growing at 9.4% in the third quarter. Strong growth has allowed China’s infrastructure build-out to continue, feeding demand for steel, chemicals, resins and ores. Laggards during the 12-month period included the information technology and telecommunications services sectors, both of which were hurt by a lack of pricing power.

On a regional basis, the Asian markets outperformed their European peers. Japan experienced a long-awaited rally due to several factors, including Prime Minister Junichiro Koizumi’s reelection, the continuation of the reform process and the Bank of Japan’s expectation that the seven-year deflationary cycle is set to end in 2006. The return to positive inflation in Japan would act as a lever allowing companies to raise prices, profitability and wages. Australia added to regional outperformance on the back of its high exposure to metals and mining. In Europe, the UK market was the chief laggard. Record consumer debt levels in the UK have been a burden on the economy, causing retail sales to flatten. Coupled with a slowdown in the previous hot residential housing market, the picture for the UK economy became clouded, and the market’s return was muted as a result.

7

Q: How did the fund perform in this environment?

A: The total return of the fund’s Institutional Class shares for the 12 months ended October 31, 2005, was 22.01%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 2 through 3 for complete performance information.) For the period, the MSCI EAFE Index (the fund’s benchmark) returned 18.09%, and the average return of the 196 funds in the Lipper International Large Cap Core Funds category was 16.80%.3 The fund finished in the upper sixth percentile of its peer group for the 12-month period, as strong stock selection allowed the fund to outperform its peers.

[3]	Source: Lipper Inc. The Lipper International Large-Cap Core Funds category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Index. It is not possible to invest directly into a Lipper category.
[4]	“Overweight” means the fund holds a higher weighting in a given sector than its benchmark index.

Q: What elements of the fund’s positioning contributed to its performance?

A: When analyzing performance results, it is important to keep in mind that the fund’s bottom-up stock-selection process means that the fund may deviate from the country or sector allocations of the benchmark. This is not to say that we are not aware of how the fund is positioned in relation to the benchmark, but we are by no means managing the portfolio by striving to adhere closely to the benchmark.

From a positioning standpoint, the fund’s overweight in emerging markets stocks, which are not included in the core benchmark, aided performance.4 Many emerging markets countries such as Russia and Brazil are rich in natural resources, so their markets benefited significantly from rising commodities prices. The fund’s holding in Hungary, which was additionally lifted by the European Union enlargement, also performed well. Finally, the fund’s financial sector holdings in India were boosted by increased consumption trends and the rising need for consumer lending.

The fund was adversely affected by its underweighting in Australia.5 The country’s market has historically been driven by the metals and mining industry, and the fund’s absence from Australian international resources companies had a negative impact on its return.

[5]	“Underweight” means the fund holds a lower weighting in a given sector than its benchmark index.

8

Q: What factors helped and hurt performance?

A: The information technology sector was the worst-performing sector within the index for the period, but the fund outperformed in this area as a result of strong stock selection. Our focus on identifying strong businesses with sustainable cash flow, technological superiority and brand equity has led us to stocks with far better performance than their industry peers. The fund’s top performer was Samsung Electronics Co. Ltd., South Korea’s largest company by market capitalization. Samsung, which produces semiconductors (computer chips), computers, flat-panel displays and home appliances, was able to substantially outperform on increased demand for its chip products. Additionally, Hon Hai Precision Industry Co., Ltd., Taiwan’s major electronics exporter, outperformed on the back of strong financial performance stemming from better- than-expected handset demand, the launch of new consumer products and strong orders from its networking business.

The next-best-performing sector for the fund, in terms of our individual stock selection, was energy. Many of the portfolio’s holdings produced robust returns, including Petroleo Brasiliero SA, Statoil ASA and Total SA. With respect to France’s Total, we maintained a large overweight in the stock throughout the 12-month period. We view Total as the European equivalent of the US’s Exxon Mobil in terms of capital discipline and quality of management, and we believe the fundamentals of the company will remain superior. Toward the end of the annual period, pricing power abated as the supply shocks related to the US hurricanes unwound and pricing eased. Most of the fund’s holdings in energy gave up some of their ground as a result, but for the full 12-month period returns were excellent.

Another factor that helped performance was stock selection within the materials sector. As previously outlined, Asian consumption of raw materials and metals has risen due to the massive build-out of China’s infrastructure. The primary beneficiary within the fund was Companhia Vale do Rio Doce SA, a Brazilian producer of iron ores and alloys, copper pellets and aluminum. Another contributor to outperformance within the sector was Nippon Steel Corp., which benefited from its ability to increase prices for its products.

The detractors from performance, which were few during the 12-month period, primarily stemmed from stock selection in the utilities and industrials sectors. In utilities, the most notable underperformer within the fund was Enel, an Italian generator and trader of electricity. The company was affected by investor concerns regarding potential acquisitions as well as increased political and regulatory interference. As a result of these pressures, we exited the position toward the end of the annual period. Additionally, the fund’s underweight in select European utilities detracted from relative return as yield-related investments were popular with investors throughout the past year. Although the fund mildly underperformed the benchmark in utilities, returns were still positive on an absolute basis.

9

Q: What is your strategic outlook for international markets and how is the fund positioned to benefit?

A: Global equity markets have shown incredible resilience in the face of rising interest rates, rising energy costs and slowing growth. This resilience was all the more impressive during the last two months of the annual period, given the additional short-term pressures on both energy prices and growth as a result of Hurricanes Katrina and Rita.

It has been interesting to notice how expectations have changed over the last 12 months. It was not too long ago that the US Federal Reserve Board (the Fed) declared victory in the battle against deflation. Now, less than 12 months later, we appear to be at risk of “the inflation virus” poisoning the system, with recent US consumer price inflation figures sparking the October sell-off in the global markets. But, more important, has the long-run rate of inflation really changed that dramatically in such a short period of time?

There is a clear trend toward higher producer prices (the prices companies must pay for their inputs). The difference, though, in the inflation of producer versus consumer prices is still striking. Years of underinvestment or even outright reductions in production capacity, combined with a consolidation of the supplier base in many of the largest industrial sectors, have restored pricing power to many commodity markets. Despite these higher input prices, companies continue to struggle in passing higher costs along to their end customers. Instead, they have relied on scale, outsourcing and moving up the value chain to offset these costs. We believe these long-term trends can continue. However, in the short run, slower productivity gains and slower consumer spending means that higher input prices are likely to pressure corporate profit margins.

In this environment, our response is to redouble our efforts to focus on the quality and sustainability of companies’ returns. As the global economy slows and the market environment becomes more challenging, investors are likely to reward those companies that have the ability to generate strong earnings growth and that can command higher prices for their products based on their brand, technological capability, market position or cost advantages. Our preference remains, first and foremost, with those companies that are able to fund attractive growth opportunities while earning more than their cost of capital. With balance sheets strong and interest rates still relatively low, managements likely will continue to seek to complement their organic growth strategies via acquisitions. We remain more cautious on this approach, but we recognize that it may be possible for companies to selectively add value in this way given the relatively low returns earned by holding cash.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

10

Portfolio Summary October 31, 2005

Geographic Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/05	10/31/04
Japan	23%	23%
United Kingdom	16%	22%
Germany	13%	5%
Switzerland	8%	12%
France	7%	10%
Italy	5%	5%
Sweden	4%	1%
Greece	3%	2%
Ireland	3%	—
Other	18%	20%
	100%	100%

Sector Diversification (As a % of Common Stock)	10/31/05	10/31/04
Financials	32%	27%
Consumer Discretionary	15%	12%
Energy	11%	11%
Industrials	8%	9%
Health Care	7%	9%
Consumer Staples	6%	5%
Telecommunication Services	6%	8%
Materials	6%	5%
Information Technology	6%	6%
Other	3%	8%
	100%	100%

Geographic and sector diversification are based on market value of the total investment portfolio are subject to change.

11

Ten Largest Portfolio Equity Holdings at October 31, 2005 (22.1% of Net Assets)

1. Total SA Producer of oil and natural gas	France	3.1%
2. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	2.5%
3. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	2.3%
4. Mizuho Financial Group, Inc. Provider of financial services	Japan	2.3%
5. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.1%
6. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.0%
7. Nestle SA Producer and seller of food products	Switzerland	2.0%
8. UBS AG Provider of commercial and investment banking services	Switzerland	2.0%
9. Mitsubishi Corp. Operator of a general trading company	Japan	1.9%
10. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund’s investment portfolio, see page 25. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

12

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005

Assets
Investment in the International Equity Portfolio, at value	$28,012,200
Receivable for Fund shares sold	1,399
Due from Advisor	7,789
Other assets	7,338
Total assets	28,028,726
Liabilities
Payable for Fund shares redeemed	108,966
Other accrued expenses and payables	73,043
Total liabilities	182,009
Net assets, at value	$27,846,717
Net Assets
Net assets consist of:
Undistributed net investment income	588,717
Net unrealized appreciation (depreciation) on:
Investments	18,565,335
Foreign currency related transactions	(9,093)
Accumulated net realized gain (loss)	(123,621,147)
Paid-in capital	132,322,905
Net assets, at value	$27,846,717
Net Asset Value
Institutional Class
Net Asset Value, offering and redemption price(a) per share ($27,846,717 ÷ 2,245,081 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$12.40

(a)	Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

13

Statement of Operations for the year ended October 31, 2005

Investment Income
Total investment income allocated from the International Equity Portfolio:
Dividends (net of foreign taxes withheld of $91,768)	$807,217
Interest	45
Interest — Scudder Cash Management QP Trust	7,985
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	23,746
Expenses(a)	(238,056)
Net investment income (loss) allocated from the International Equity Portfolio	600,937
Expenses:
Administrator service fee	136,577
Registration fees	14,860
Reports to shareholders	32,960
Auditing	27,840
Legal	25,299
Trustees’ fees and expenses	3,951
Other	787
Total expenses, before expense reductions	242,274
Expense reductions	(159,182)
Total expenses, after expense reductions	83,092
Net investment income (loss)	517,845

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) allocated from International Equity Portfolio:
Investments (net of foreign taxes of $6,365)	5,748,320
Foreign currency related transactions	162,264
5,910,584
Net unrealized appreciation (depreciation) during the period on:
Investment	851,292
Foreign currency related transactions	(9,093)
842,199
Net gain (loss) on investment transactions	6,752,783
Net increase (decrease) in net assets resulting from operations	$7,270,628

(a)	For the year ended October 31, 2005, the Advisor/Administrator of the Portfolio waived fees in the amount of $52,103 which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

14

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations:
Net investment income (loss)	$517,845	$775,922
Net realized gain (loss) on investment transactions	5,910,584	10,122,411
Net unrealized appreciation (depreciation) during the period on investment transactions	842,199	28,204
Net increase (decrease) in net assets resulting from operations	7,270,628	10,926,537
Distributions to shareholders from:
Net investment income	(705,136)	(4,759,918)
Fund share transactions:
Proceeds from shares sold	10,028,170	14,961,378
Reinvestment of distributions	629,143	3,158,694
Cost of shares redeemed	(33,181,037)	(97,015,346)
Redemption fees	518	—
Net increase (decrease) in net assets from Fund share transactions	(22,523,206)	(78,895,274)
Increase (decrease) in net assets	(15,957,714)	(72,728,655)
Net assets at beginning of period	43,804,431	116,533,086
Net assets at end of period (including undistributed net investment income of $588,717 and $458,866, respectively)	$27,846,717	$43,804,431

The accompanying notes are an integral part of the financial statements.

15

Financial Highlights

Institutional Class

Years Ended October 31,	2005		2004	2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$10.35		$9.65	$8.62		$10.09	$14.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.16		.11	.12		.09	.11
Net realized and unrealized gain (loss) on investment transactions	2.08		1.07	1.55		(1.40)	(4.03)
Total from investment operations	2.24		1.18	1.67		(1.31)	(3.92)
Less distributions from:
Net investment income	(.19)		(.48)	(.64)		(.16)	(.08)
Redemption fees	.00	*	—	—		—	—
Net asset value, end of period	$12.40		$10.35	$9.65		$8.62	$10.09
Total Return (%)[b]	22.01		12.42	20.86	[c]	(13.28)	(27.92)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28		44	105		216	392
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.57		1.25	1.29		1.25	1.23
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	.95		.95	.95		.95	.95
Ratio of net investment income (loss) (%)	1.54		.99	1.53		.89	.85

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 20.49% and the impact to the Class was $0.02 per share.
*	Amount is less than $.005.

16

Notes to Financial Statements

A. Significant Accounting Policies

International Equity Fund (“Scudder International Equity Fund” or the “Fund”) is a diversified series of the Scudder Institutional Funds (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Scudder International Equity Portfolio (the “Portfolio”), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. (“DeAM, Inc.”). On October 31, 2005, the Fund owned approximately 9% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Institutional Class shares are offered to limited groups of investors and are not subject to initial or contingent deferred sales charges.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio’s net assets.

The Portfolio’s policies for determining the value of its net assets are discussed in the Portfolio’s Financial Statements, which accompany this report.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005 the Fund had a net tax basis capital loss carryforward of approximately $123,621,100 which may be applied against any realized net taxable capital gains, of each succeeding year until fully utilized or until October 31, 2009 ($110,434,600) and October 31, 2011 ($13,186,500), the expiration dates, whichever occurs first.

During the year ended October 31, 2005, the Fund utilized approximately $11,259,700 of its capital loss carryforward.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund’s investment in the Portfolio consists of an allocated portion of the Portfolio’s appreciation/depreciation. Please refer to the Portfolio’s financial statements for a breakdown of the appreciation/depreciation from investments.

At October 31, 2005, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$1,180,261
Capital loss carryforwards	$(123,621,100)

In addition, during the year ended October 31, 2005 and October 31, 2004, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended October 31,
	2005	2004
Distributions from ordinary income*	$705,136	$4,759,918

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

17

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”) is the Advisor for the Portfolio and Investment Company Capital Corporation (“ICCC” or the “Administrator”) is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

Effective November 1, 2004 through February 28, 2006, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of 0.95% including expenses of the Portfolio.

For the year ended October 31, 2005, the Advisor and Administrator reimbursed $22,605 of other expenses.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the “Administrator Service Fee”) of 0.40% of the Institutional Class shares’ average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2005, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2005
Institutional Class	$136,577	$136,577	$—

18

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. (“DeIM”), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $15,920, of which $5,840 is unpaid at October 31, 2005.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each Committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Class*	902,640	$10,028,170	1,253,509	$12,698,893
Institutional Class II	—	$—	219,011	$2,262,485
		$10,028,170		$14,961,378
Share transactions in tax-free exchange
Institutional Class*	—	$—	680,262	$6,482,895
Institutional Class II	—	$—	(676,600)	$(6,482,895)
Shares issued to shareholders in reinvestment of distributions
Institutional Class*	55,059	$629,143	284,589	$2,777,590
Institutional Class II	—	$—	38,730	$381,104
		$629,143		$3,158,694
Shares redeemed
Institutional Class*	(2,945,763)	$(33,181,037)	(8,885,704)	$(89,213,046)
Institutional Class II	—	$—	(756,013)	$(7,802,300)
		$(33,181,037)		$(97,015,346)
Redemption fees		$518		$—
Net increase (decrease)
Institutional Class*	(1,988,064)	$(22,523,206)	(6,667,344)	$(67,253,668)
Institutional Class II	—	$—	(1,174,872)	$(11,641,606)
		$(22,523,206)		$(78,895,274)

*	On August 13, 2004, Institutional Class II shares of the Fund were consolidated with Institutional Class I shares and subsequently Class I shares were renamed Institutional Class.

19

D. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

E. Fund Merger

On October 14, 2005, the Board of Trustees approved, in principle, the merger of the Fund into Scudder International Fund.

Completion of the merger is subject to a number of conditions, including final approval by each Fund’s Board and approval by the shareholders of the Fund at a shareholder meeting expected to be held during the first quarter of 2006. In addition, should the merger receive final approval, future utilization of the capital loss carryforward at October 31, 2005, may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of the Scudder Institutional Funds and Shareholders of International Equity Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Fund Institutional (the “Fund”) at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As disclosed in Note E, the Board of Trustees approved the merger of the Fund into Scudder International Fund subsequent to year-end.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 9, 2006

21

Tax Information (Unaudited)

The Fund paid foreign taxes of $81,920 and earned $704,592 of foreign source income during the year ended October 31, 2005. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.31 per share as income earned from foreign sources for the year ended October 31, 2005.

For Federal Income tax purposes, the Fund designates $989,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

22

Trustees and Officers

Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004 )	54

S. Leland Dill 3/28/30 Trustee since 1986	Trustee, Phoenix Euclid Market Neutral Fund (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	51

Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	51

Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51

Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005)	51

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005)	51

Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51

William N. Searcy 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51

Interested Trustee

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen

William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120

23

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005	Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.

Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.

Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.

Kathleen Sullivan D’Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.

John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Philip Gallo[6] (1962) 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

[1]	Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.
[2]	Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder Advisor Funds of which this fund is a series.
[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[4]	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 345 Park Avenue, New York, New York 10154.
[5]	Executive title, not a board directorship
[6]	Address: 345 Park Avenue, New York, New York 10154
[7]	Address: Two International Place, Boston, Massachusetts 02110

The fund’s Statement of Additional Information includes additional information about the fund’s Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the International Equity Portfolio should be read in conjunction with the Fund’s financial statements.)

24

Investment Portfolio as of October 31, 2005

	Shares	Value ($)
Common Stocks 97.6%
Australia 1.9%
Australia & New Zealand Banking Group Ltd.	183,163	3,234,124
Macquarie Airports	1,140,600	2,568,784
(Cost $5,144,873)		5,802,908

Brazil 1.8%
Companhia Vale do Rio Doce (ADR) (a)	71,484	2,954,434
Petroleo Brasileiro SA (ADR)	37,800	2,415,420
(Cost $1,945,937)		5,369,854

Finland 2.6%
Fortum Oyj	150,000	2,655,472
Nokia Oyj	154,904	2,599,306
Nokian Renkaat Oyj	176,430	2,749,583
(Cost $8,948,334)		8,004,361

France 6.9%
Axa	128,400	3,718,508
BNP Paribas SA	57,060	4,325,987
Pernod Ricard SA	19,454	3,400,349
Total SA	37,632	9,476,132
(Cost $14,087,326)		20,920,976

Germany 12.2%
Adidas-Salomon AG	19,800	3,320,727
Allianz AG (Registered)	32,176	4,544,450
BASF AG	48,530	3,498,504
Bayer AG	85,150	2,956,462
Commerzbank AG	71,400	1,868,270
Continental AG	34,280	2,620,149
Deutsche Boerse AG	27,100	2,549,796
E.ON AG	67,189	6,088,439
Fresenius Medical Care AG (a)	27,480	2,472,166
Hypo Real Estate Holding AG	109,000	5,267,976
Siemens AG	25,678	1,909,622
(Cost $30,939,090)		37,096,561

Greece 2.8%
Alpha Bank AE	89,595	2,572,094
Hellenic Telecommunications Organization SA*	189,400	3,915,313
OPAP SA	71,500	2,064,162
(Cost $6,477,350)		8,551,569

Hong Kong 1.3%
Esprit Holdings Ltd. (Cost $2,076,499)	539,517	3,831,266

Hungary 0.4%
OTP Bank Rt (Cost $357,158)	36,111	1,304,339

India 1.0%
ICICI Bank Ltd. (Cost $2,201,829)	283,500	3,146,293

Indonesia 1.0%
PT Telekomunikasi Indonesia (ADR) (a) (Cost $3,315,636)	155,500	3,165,980

Ireland 2.7%
Anglo Irish Bank Corp. PLC	232,420	3,146,069
CRH PLC	99,430	2,484,801
Grafton Group PLC (Units)*	264,200	2,602,739
(Cost $8,514,029)		8,233,609

Italy 4.3%
Banca Intesa SpA	1,037,970	4,847,057
Capitalia SpA	562,900	2,937,369
Eni SpA (a)	200,274	5,356,711
(Cost $9,327,316)		13,141,137

Japan 22.4%
Aiful Corp.	31,100	2,324,435
Astellas Pharma, Inc.	86,100	3,078,735
Canon, Inc.	104,100	5,508,821
Credit Saison Co., Ltd.	59,900	2,721,180
Dai Nippon Printing Co., Ltd.	114,572	1,871,456
Daito Trust Construction Co., Ltd.	54,100	2,673,276
Mitsubishi Corp.	293,100	5,739,551
Mitsui & Co., Ltd.	230,000	2,819,786
Mitsui Fudosan Co., Ltd.	196,000	3,231,941
Mitsui Sumitomo Insurance Co., Ltd.	186,000	2,401,359
Mizuho Financial Group, Inc.	1,028	6,904,800
Nippon Steel Corp.	848,523	3,024,751
Nissan Motor Co., Ltd.	335,053	3,501,701
Nitori Co., Ltd.	21,400	1,628,838
Sega Sammy Holdings, Inc. (a)	145,800	5,266,342
Sharp Corp.	135,000	1,855,501
Shinsei Bank Ltd.	251,000	1,463,235
Takefuji Corp.	36,000	2,529,894
Toyota Motor Corp.	161,900	7,516,433
Yamada Denki Co., Ltd. (a)	25,900	2,289,855
(Cost $43,800,970)		68,351,890

25

Korea 1.3%
Samsung Electronics Co., Ltd. (Cost $1,903,419)	7,369	3,928,896

Mexico 0.5%
Fomento Economico Mexicano SA de CV (ADR) (Cost $1,474,903)	21,800	1,482,182

Netherlands 2.3%
Royal Dutch Shell PLC “B” (Cost $4,505,187)	214,267	6,990,244
Norway 1.1%
Statoil ASA (Cost $1,803,147)	144,763	3,214,321

Russia 1.2%
AFK Sistema (REG S) (GDR)	78,962	1,767,348
OAO Gazprom (REG S) (GDR)	33,200	1,962,557
(Cost $2,528,457)		3,729,905

Spain 2.4%
ACS, Actividades de Construccion y Servicios SA	116,500	3,330,173
Telefonica SA	246,934	3,939,330
(Cost $4,960,644)		7,269,503

Sweden 3.6%
ForeningsSparbanken AB (Swedbank)	125,000	3,083,644
Modern Times Group MTG AB “B”*	42,600	1,629,201
SKF AB “B”	197,270	2,490,135
Telefonaktiebolaget LM Ericsson “B”	1,125,562	3,692,752
(Cost $7,644,363)		10,895,732
Switzerland 7.8%
Baloise Holding AG “R”	40,400	2,058,835
Nestle SA (Registered)	20,314	6,046,534
Novartis AG (Registered)	76,132	4,095,265
Roche Holding AG (Genusschein)	38,340	5,727,921
UBS AG (Registered)	70,163	5,955,833
(Cost $14,651,363)		23,884,388

Taiwan 0.5%
Hon Hai Precision Industry Co., Ltd. (Cost $1,251,534)	383,065	1,662,090

United Kingdom 15.6%
AstraZeneca PLC	53,321	2,393,098
BAA PLC	228,844	2,485,223
BHP Billiton PLC	357,491	5,266,875
Hammerson PLC	184,500	2,913,314
Hilton Group PLC	326,900	1,961,848
HSBC Holdings PLC	360,683	5,675,891
Imperial Tobacco Group PLC	193,770	5,556,803
Informa PLC	332,400	2,201,068
National Grid PLC	274,740	2,512,108
Prudential PLC	251,992	2,114,483
Reckitt Benckiser PLC	92,300	2,789,191
Royal Bank of Scotland Group PLC	230,462	6,380,590
Vodafone Group PLC	2,104,807	5,523,963
(Cost $35,853,766)		47,774,455
Total Common Stocks (Cost $213,713,126)		297,752,459

Securities Lending Collateral 5.5%
Scudder Daily Assets Fund Institutional, 3.89% (b) (c) (Cost $16,915,685)	16,915,685	16,915,685

Cash Equivalents 1.8%
Scudder Cash Management QP Trust, 3.83% (d) (Cost $5,489,769)	5,489,769	5,489,769

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $236,118,580)+	104.9	320,157,913
Other Assets and Liabilities, Net	(4.9)	(14,744,147)
Net Assets	100.0	305,413,766

*	Non-income producing security.
+	The cost for federal income tax purposes was $242,774,731. At October 31, 2005, net unrealized appreciation for all securities based on tax cost was $77,383,182. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $80,702,957 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,319,775.
(a)	All or a portion of these securities were on loan (see notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $16,254,784, which is 5.3% of net assets.
(b)	Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipts

GDR: Global Depositary Receipts

The accompanying notes are an integral part of the financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2005

Assets
Investments:
Investments in securities, at value (cost $213,713,126) including $16,127,025 of securities loaned	$297,752,459
Investment in Scudder Cash Management QP Trust (cost $5,489,769)	5,489,769
Investment in Scudder Daily Assets Fund Institutional (cost $16,915,685)*	16,915,685
Total investments in securities, at value (cost $236,118,580)	320,157,913
Cash	5,373
Foreign currency, at value (cost $633,956)	619,205
Receivable for investments sold	6,193,113
Dividends receivable	390,109
Interest receivable	38,329
Foreign taxes recoverable	256,688
Other assets	880
Total assets	327,661,610
Liabilities
Payable upon return of securities loaned	16,915,685
Due to custodian bank	2,159,064
Payable for investments purchased	2,912,621
Accrued investment advisory fee	129,797
Other accrued expenses and payables	130,677
Total liabilities	22,247,844
Net assets, at value	$305,413,766

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

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Statement of Operations for the year ended October 31, 2005

Investment Income
Income:
Dividends (net of foreign taxes withheld of $914,295)	$7,908,425
Interest — Scudder Cash Management QP Trust	76,573
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	240,591
Interest	1,666
Total Income	8,227,255
Expenses:
Management fee	2,068,643
Administrator service fee	477,379
Auditing	63,299
Legal	18,118
Trustees’ fees and expenses	24,167
Other	46,141
Total expenses, before expense reductions	2,697,747
Expense reductions	(477,020)
Total expenses, after expense reductions	2,220,727
Net investment income (loss)	6,006,528

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments (net of foreign taxes of $58,274)	54,259,739
Foreign currency related transactions	937,671
55,197,410
Net unrealized appreciation (depreciation) during the period on:
Investments	2,736,100
Foreign currency related transactions	(82,661)
2,653,439
Net gain (loss) on investment transactions	57,850,849
Net increase (decrease) in net assets resulting from operations	$63,857,377

The accompanying notes are an integral part of the financial statements.

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Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations:
Net investment income (loss)	$6,006,528	$5,421,773
Net realized gain (loss) on investment transactions	55,197,410	52,747,398
Net unrealized appreciation (depreciation) during the period on investment transactions	2,653,439	(5,305,626)
Net increase (decrease) in net assets resulting from operations	63,857,377	52,863,545
Capital transactions in shares of beneficial interest:
Proceeds from capital invested	82,821,203	235,493,569
Value of capital withdrawn	(173,084,135)	(426,402,928)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(90,262,932)	(190,909,359)
Increase (decrease) in net assets	(26,405,555)	(138,045,814)
Net assets at beginning of period	331,819,321	469,865,135
Net assets at end of period	$305,413,766	$331,819,321

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

Years Ended October 31,	2005	2004	2003	2002	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	305	332	470	667	1,331
Ratio of expenses before expense reductions (%)	.85	.84	.84	.80	.80
Ratio of expenses after expense reductions (%)	.70	.70	.70	.70	.70
Ratio of net investment income (loss) (%)	1.89	1.31	1.72	1.14	1.05
Portfolio turnover rate (%)	54	63	123	179	137
Total Investment Return (%)[a,b]	21.94	12.60	20.65[c]	(13.03)	—

[a]	Total return would have been lower had certain expenses not been reduced.
[b]	Total investment return for the Portfolio was derived from the performance of the Investment Class of Scudder International Equity Fund.
[c]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 20.33%.

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Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Equity Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in any open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

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Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Portfolio may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

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Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Additionally, based on the Portfolio’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Portfolio will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

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B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $169,395,917 and $258,538,168, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”) is the Advisor for the Portfolio and Investment Company Capital Corporation (“ICCC” or the “Administrator”) is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. Prior to September 30, 2005, Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, served as subadvisor with respect to the investment and reinvestment of assets in the Portfolio, and was paid by the Advisor for its services. (Please see Note G for details).

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the “Administrator Service Fee”) of 0.15% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2005, the Administrator Service Fee aggregated $477,379, of which $40,754 is unpaid at October 31, 2005.

For the year ended October 31, 2005, the Advisor and Administrator agreed to waive their fees and reimburse expenses to the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio at 0.70%. The amount of the waiver and whether the Advisor and/or Administrator waive its fees may vary at any time without notice to the shareholders.

Accordingly, for the year ended October 31, 2005, the Advisor waived a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $470,070 and the amount imposed aggregated $1,598,573, which was equivalent to an annualized effective rate of 0.50% of the Portfolio’s average net assets.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman

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of each committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Portfolio $6,950, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Portfolio and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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G. Other

Prior to September 30, 2005, Deutsche Asset Management Investment Services, Ltd. (“DeAMIS”), an indirect, wholly owned subsidiary of Deutsche Bank AG, served as subadvisor to the Fund. The Board voted to permit the Fund’s subadvisory agreement with DeAMIS to expire on September 30, 2005 in light of the then pending acquisition of DeAMIS by Aberdeen Asset Management PLC.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Portfolio (the “Portfolio”) at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 30, 2005

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Investment Management Agreement Approval

The Scudder International Equity Fund (the “Fund”), a series of the Scudder Institutional Funds (the “Trust”), invests all of its assets in the Scudder International Equity Portfolio (the “Portfolio”) in order to achieve its investment objectives. The Board of Trustees of the Portfolio, which is also the Board of Trustees of the Trust, approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the “Advisor”) in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all but one of the Portfolio’s and the Fund’s Trustees are independent of the Advisor and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Portfolio’s Trustees consider these and many other factors, including the quality and integrity of the Advisor’s personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars,” even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio’s current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Portfolio was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts

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advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Portfolio represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio, the performance of the Portfolio and fees paid by similar funds.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio’s investment management fee schedule includes no fee breakpoints. The Board noted the Advisor’s initiative to restructure and streamline the family of Scudder Funds and to collapse the Portfolio and that, in light of the proposed restructuring, there was no need to further consider the appropriateness of breakpoints for the Portfolio.

The total operating expense of the Fund relative to the Fund’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Institutional Class shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund’s (Institutional Class shares) performance was in the 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund outperformed its benchmark in the one-year period, but that it underperformed its benchmark for the three- and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor’s personnel, particularly those personnel with responsibilities for providing services to the Portfolio, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Portfolio and, separately, to the entire Scudder fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor’s costs and profits, the Board also reviewed the fees paid to, and services provided to the Fund by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor’s cost allocation methodology and calculations. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Portfolio and the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor’s overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

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The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including the Advisor’s soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Portfolio’s trading activities to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Advisor’s commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Advisor’s chief compliance officer; and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and the Fund and its shareholders as long as they remain in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund’s shareholders.

Based on all of the foregoing, the Board determined to continue the Portfolio’s current investment management agreement, and concluded that the continuation of the agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

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Account Management Resources

For shareholders of Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) —or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Institutional Class
Nasdaq Symbol	BEIIX
CUSIP Number	811162 403
Fund Number	520

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Notes

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Notes

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Notes

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Notes

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Notes

45

Notes

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Notes

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DWS International Equity Fund, a series of DWS Institutional Funds, Semi-Annual Report dated April 30, 2005

Scudder International Equity Fund

Institutional Class

Semiannual Report to Shareholders

April 30, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. All of these factors may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund’s most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/05

Scudder International Equity Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	9.48%	12.20%	7.13%	-4.08%	4.11%
MSCI EAFE Index+	8.71%	14.95%	10.51%	-.55%	4.71%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

*	Total returns shown for periods less than one year are not annualized.
*	The Class commenced operations on April 1, 1997. Index returns begin March 31, 1997.
+	The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information

Institutional Class
Net Asset Value:
4/30/05	$11.20
10/31/04	$10.35
Distribution Information:
Six Months:
Income Dividends as of 4/30/05	$.12

2

Institutional Class Lipper Rankings — International Large-Cap Core Funds Category as of 4/30/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	99	of	193	52
3-Year	65	of	170	39
5-Year	79	of	124	64

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares.

Growth of an Assumed $1,000,000 Investment

☐	Scudder International Equity Fund — Institutional Class

☐	MSCI EAFE Index+

Yearly periods ended April 30

Comparative Results as of 4/30/05

Scudder International Equity Fund

		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000 Average annual total return	$1,122,000 12.20%	$1,229,400 7.13%	$812,000 -4.08%	$1,384,900 4.11%
MSCI EAFE Index+	Growth of $1,000,000 Average annual total return	$1,149,500 14.95%	$1,349,800 10.51%	$973,000 -.55%	$1,450,500 4.71%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

*	The Class commenced operations on April 1, 1997. Index returns begin March 31, 1997.
+	The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

3

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment

for the six months ended April 30, 2005

Actual Fund Return	Institutional Class
Beginning Account Value 11/1/04	$1,000.00
Ending Account Value 4/30/05	$1,094.80
Expenses Paid per $1,000*	$4.93

Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 11/1/04	$1,000.00
Ending Account Value 4/30/05	$1,020.08
Expenses Paid per $1,000*	$4.76

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Institutional Class
Scudder International Equity Fund	.95%

For more information, please refer to the Fund’s prospectus.

4

Portfolio Management Review

In the following interview, Lead Manager Alex Tedder discusses Scudder International Equity Fund’s strategy and the market environment during the six-month period ended April 30, 2005.

Q: How did the international stock markets perform during the past six months?

A: International equities were strong performers over the past six months, as the environment was favorable on many fronts. Corporate news flow and earnings reports were positive and helped restore investor enthusiasm for equities. Further benefiting US investors in non-US equities was the approximately 2% decline in the US dollar versus the basket of currencies that underlies the stocks included in the MSCI EAFE benchmark. (Since foreign shares are denominated in local-country currencies, a gain in the value of the currency helps increase the value of the investment in US dollar terms.)

Despite the generally positive environment for international equities, concerns remained regarding possible geopolitical and economic disruptions. The potential for a global economic slowdown, which would erode the strength of the US consumer, was led by the high price of oil, the weakening of the US dollar and China’s attempts to cool its economic pace. Investors tended to favor stocks perceived to be more conservative and that paid dividends, helping value stocks continue to outperform their growth counterparts. This was reflected in the fact that the top-performing industry groups were the traditional “safe havens” — the higher-yielding consumer staples, utility and energy sectors — while on the other end of the spectrum, the higher-risk technology sector lagged the performance of the broader MSCI EAFE Index by roughly 10%. Small caps continued their rally, but we believe that the stocks in the asset class remain too richly valued.

On a regional basis, the European markets outpaced Asia. Japan lagged during the second half of the period as investor concerns about the impact of a strong yen on exporters outweighed the positive news of strong industrial production results and a six-year high in Japanese business confidence. The Japanese recovery has been uneven despite positive economic indicators, and at the beginning of the year, Japan once again fell into a recession as overall economic growth for 2004 was modestly negative. Stocks in the emerging markets performed particularly well, generally benefiting from growth in domestic consumption, rising returns on equity and strong investment inflows. We believe emerging markets are still compelling from a long-term investment perspective even though they remain vulnerable to potential shocks.

5

Q: How did the fund perform in this environment?

A: The total return of the fund’s Institutional Class shares for the six months ended April 30, 2005 was 9.48%. (Past performance is no guarantee of future results. Please see pages 2 through 5 for more complete performance information.) For the period, the MSCI EAFE Index (the fund’s benchmark) returned 8.71%, and the average return of the 193 funds in the Lipper International Large Cap Core Funds category was 7.37%.1

[1]	Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index. The index is calculated using closing local-market prices and converts to US dollars using the London close foreign exchange rates.

We are pleased with the fund’s outperformance. We continue to stay true to our approach, emphasizing companies with quality and sustainable growth of cash flow and strong business models or franchises that allow them pricing power. Examples of such companies are natural price leaders in industries with high barriers to entry, companies in regulated industries or that benefit from state monopolies, and companies with dominant brand or service franchises. We believe companies that can continue to sustain their growth will be recognized by investors as global economic growth slows.

Q: What factors helped performance?

A: The information technology (IT) sector has been the worst-performing sector within the index for most recent periods, but it has consistently been among the best-performing sectors for the fund. Our stock selection model has enabled us to identify strong businesses within this currently shunned sector, resulting in our IT sector selections returning in excess of 15% more than the IT sector return within the benchmark during the past six months. A top performer was Samsung Electronics Co., Ltd., a longtime fund holding that is based in Korea. The company gained market share and maintained earnings growth in semiconductor chips and liquid crystal display screens despite a highly competitive environment. Hon Hai Precision Industry Co., Ltd., a Taiwanese computer components manufacturer, announced record gains in sales and market share gains versus its major competitor, Flextronics.

The fund’s opportunistic investments in emerging markets were a strong collective contributor over the past six months despite some weakness in March and April. Investments in emerging markets materials companies included the mining companies Companhia Vale do Rio Doce (ADR) (Brazil) and BHP Billiton PLC (UK); POSCO, a Korean steel company; and Statoil ASA, a Norwegian oil company. Many of our emerging markets investments are beneficiaries of China’s rapid growth, as the economic build-out of mainland Asia continues apace. We believe investing in peripheral markets is an opportunity to benefit from China’s tremendous commodity consumption without taking on the risk of a direct investment in China’s stock market.

The fund’s overweight in financials is predominantly focused on regions and companies that are positioned to grow with the rising wealth of the Asian and Eastern European consumer. Our preferred investments are in the less mature markets such as Greece, Hungary, India and other Asian countries where we see greater potential for credit and loan growth and the expansion of product offerings in underbanked markets.

A top individual contributor to performance was Esprit Holdings, Ltd., a Hong Kong-based retailer. The company’s ongoing store-rollout plan across Europe and the United States, coupled with the restructuring of its challenged Canadian and Asian operations, continues to progress well ahead of expectations. The company has been rewarded by investors, as the stock appreciated markedly over the six-month period. We believe that a strong management team is in place and we are maintaining the fund’s exposure despite the stock’s strong performance.

6

Q: What elements of the fund’s positioning detracted from performance?

A: The fund was underweight in Australia, a strong-performing country within the index since its energy, materials and financials sectors continued to rally as resource prices remained strong. Investors stayed confident about the country’s economic outlook despite rising interest rates. We believe that this strength is unlikely to remain as robust. The Australian market has outperformed for several years on the back of the commodities and the China development wave, and interest rates are on the upswing.

Investors have shifted their attention recently to several of the defensive sectors, including health care. The fund’s underweight in major pharmaceutical companies, such as Sanofi Aventis and GlaxoSmithKline PLC, cost us some performance as we missed some of the more recent strength in this otherwise lagging sector. Several pharmaceutical companies announced positive year-over-year growth in first-quarter earnings results in April, and the sector subsequently rallied after lagging through most of last year.

Finally, the fund’s holdings in two major Japanese automakers, Nissan Motor Co., Ltd. and Toyota Motor Corp., fell — partly in sympathy with major US automakers that were downgraded by the credit agencies due to their heavy pension and benefit liabilities. Other factors weighing on the world’s automakers were investor concerns about slowing global growth, the potential for weakening consumer spending and rising commodity input costs such as for steel.

Q: What is your broad view of the international stock markets for the rest of 2005?

A: We believe the best of the cyclical upturn in corporate earnings has passed. The recovery in earnings momentum that drove international markets in 2003, and partly in 2004, appears now to be over. We believe current earnings estimates are too high, particularly for stocks in Europe, and we anticipate downgrades. In addition, the valuation of the international markets, at 19x future earnings and 17.4x current earnings, is above its long-term average of 16x (this figure excludes the vagaries of the Japan bull market or the technology, media and telecom bubble).2 Given the environment of slowing earnings momentum, it is hard to imagine that valuations will rise significantly from here.3 Taking these factors together, we believe that the market will begin to look for strong and sustainable operational earnings, as opposed to earnings that are more the result of broader worldwide economic trends.

[2]	Source: Factset
[3]	“Valuation” refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth. The P/E ratio is the price an investor must pay for a dollar of earnings. For example, a company with a $10 stock price and $1 of earnings per share has a P/E of 10. A lower P/E is seen as an indication of value, compared with a higher P/E.

With cash flows at high levels and corporations’ reinvestment opportunities constrained by softening demand, we expect merger and acquisition (M&A) activity to return to the corporate agenda in 2005. While we do not seek to invest actively in potential M&A deals, it seems clear to us that at this stage in the current economic cycle there is a high probability of consolidation in a number of industries. For example, in the financials sector in both Europe and Japan there are a number of large companies whose growth within their own markets is constrained. We would expect them to force consolidation where there is merit or attempt to buy growth by acquiring smaller entities in other markets such as emerging Europe. There could be significant opportunities for patient investors in these markets, especially given that, in our view, many smaller banks in Europe remain outstanding investments in their own right.

While our overall expectations are modest, they are by no means pessimistic. In contrast, we are extremely optimistic about the prospects for growth stocks in the current environment. In our view, companies that are able to deliver good revenue and earnings growth in difficult economic circumstances will be rewarded by the market. We therefore continue to focus on areas where positive returns are likely to be maintained.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

7

Portfolio Summary April 30, 2005

Geographic Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/05	10/31/04
United Kingdom	21%	22%
Japan	20%	23%
Switzerland	10%	12%
Germany	9%	5%
France	6%	10%
Italy	4%	5%
Spain	3%	2%
Netherlands	3%	4%
Norway	3%	2%
Other	21%	15%
	100%	100%

Sector Diversification (As a % of Common Stock)	4/30/05	10/31/04
Financials	30%	27%
Consumer Discretionary	15%	12%
Energy	10%	11%
Industrials	9%	9%
Health Care	8%	9%
Telecommunication Services	7%	8%
Materials	7%	5%
Information Technology	5%	6%
Consumer Staples	5%	5%
Other	4%	8%
	100%	100%
Geographic and sector diversification are based on market value of the Total Investment Portfolio and are subject to change.

8

Ten Largest Portfolio Equity Holdings at April 30, 2005 (23.4% of Net Assets)

1. Total SA	France	3.0%
Producer of oil and natural gas
2. Nestle SA	Switzerland	2.7%
Producer and seller of food products
3. Shell Transport & Trading Co., PLC	United Kingdom	2.6%
Provider of oil and gas
4. Royal Bank of Scotland Group PLC	United Kingdom	2.5%
Provider of a wide range of financial services
5. UBS AG	Switzerland	2.4%
Provider of commercial and investment banking services
6. E.ON AG	Germany	2.1%
Distributor of electricity to commercial and residential customers
7. Toyota Motor Corp.	Japan	2.1%
Manufacturer of diversified automotive products
8. HSBC Holdings PLC	United Kingdom	2.1%
Provider of international banking and financial services
9. Canon, Inc.	Japan	2.0%
Producer of visual image and information equipment
10. Vodafone Group PLC	United Kingdom	1.9%
Provider of mobile telecommunication services

Portfolio holdings are subject to change.

For more complete details about the Fund’s investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

9

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)

Assets
Investment in the International Equity Portfolio, at value	$28,410,100
Receivable for Fund shares sold	3,492
Other assets	7,910
Total assets	28,421,502
Liabilities
Payable for Fund shares redeemed	17
Other accrued expenses and payables	75,203
Total liabilities	75,220
Net assets, at value	$28,346,282
Net Assets
Net assets consist of:
Undistributed net investment income	189,279
Net unrealized appreciation (depreciation) on:
Investments	17,474,162
Foreign currency related transactions	9,296
Accumulated net realized gain (loss)	(130,829,788)
Paid-in capital	141,503,333
Net assets, at value	$28,346,282
Net Asset Value
Institutional Class
Net Asset Value, offering and redemption price(a) per share ($28,346,282 ÷ 2,531,703 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$11.20

(a)	Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

10

Statement of Operations for the six months ended April 30, 2005 (Unaudited)

Investment Income
Total investment income allocated from the International Equity Portfolio:
Dividends (net of foreign taxes withheld of $35,634)	$444,724
Interest	3,952
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	8,677
Expenses(a)	(137,637)
Net investment income (loss) allocated from the International Equity Portfolio	319,716
Expenses:
Administrator service fee	78,570
Registration fees	8,760
Reports to shareholders	8,787
Auditing	6,851
Legal	3,955
Trustees’ fees and expenses	4,114
Other	335
Total expenses, before expense reductions	111,372
Expense reductions	(62,656)
Total expenses, after expense reductions	48,716
Net investment income (loss)	271,000

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments (net of foreign taxes of $2,413)	3,994,235
Foreign currency related transactions	56,816
4,051,051
Net unrealized appreciation (depreciation) during the period on:
Investment	(239,881)
Foreign currency related transactions	9,296
(230,585)
Net gain (loss) on investment transactions	3,820,466
Net increase (decrease) in net assets resulting from operations	$4,091,466

[a]	For the six months ended April 30, 2005, the Advisor/Administrator waived fees in the amount of $28,957 which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

11

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations:
Net investment income (loss)	$271,000	$775,922
Net realized gain (loss) on investment transactions	4,051,051	10,122,411
Net unrealized appreciation (depreciation) during the period on investment transactions	(230,585)	28,204
Net increase (decrease) in net assets resulting from operations	4,091,466	10,926,537
Distributions to shareholders from:
Net investment income:
Institutional Class	(540,587)	(4,759,918)
Fund share transactions:
Proceeds from shares sold	9,760,534	14,961,378
Reinvestment of distributions	487,702	3,158,694
Cost of shares redeemed	(29,257,266)	(97,015,346)
Redemption fees	2	—
Net increase (decrease) in net assets from Fund share transactions	(19,009,028)	(78,895,274)
Increase (decrease) in net assets	(15,458,149)	(72,728,655)
Net assets at beginning of period	43,804,431	116,533,086
Net assets at end of period (including undistributed net investment income of $189,279 and $458,866, respectively)	$28,346,282	$43,804,431

The accompanying notes are an integral part of the financial statements.

12

Financial Highlights

Institutional Class+

Years Ended October 31,	2005[a]		2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$10.35		$9.65	$8.62	$10.09	$14.09	$14.58
Income (loss) from investment operations:
Net investment income (loss)[b]	.08		.11	.12	.09	.11	.09
Net realized and unrealized gain (loss) on investment transactions	.89		1.07	1.55	(1.40)	(4.03)	.24
Total from investment operations	.97		1.18	1.67	(1.31)	(3.92)	.33
Less distributions from:
Net investment income	(.12)		(.48)	(.64)	(.16)	(.08)	(.82)
Redemption fees	.00	***	—	—	—	—	—
Net asset value, end of period	$11.20		$10.35	$9.65	$8.62	$10.09	$14.09
Total Return (%)[c]	9.48	**	12.42	20.86[d]	(13.28)	(27.92)	1.43

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28		44	105	216	392	606
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.42	*	1.25	1.29	1.25	1.23	1.25
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	.95	*	.95	.95	.95	.95	.95
Ratio of net investment income (loss) (%)	.70	**	.99	1.53	.89	.85	.39

+	On August 13, 2004, Class I was renamed Institutional Class.
[a]	For the six months ended April 30, 2005 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 20.49% and the impact to the Class was $0.02 per share.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

13

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

International Equity Fund (“Scudder International Equity Fund” or the “Fund”) is a diversified series of the Scudder Institutional Funds (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Scudder International Equity Portfolio (the “Portfolio”), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. (“DeAM, Inc.”). On April 30, 2005, the Fund owned approximately 9% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Institutional Class shares are offered to limited groups of investors and are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio’s net assets.

The Portfolio’s policies for determining the value of its net assets are discussed in the Portfolio’s Financial Statements, which accompany this report.

14

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $134,881,000 which may be applied against any realized net taxable capital gains, of each succeeding year until fully utilized or until October 31, 2009 ($121,694,000) and October 31, 2011 ($13,187,000), the expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund’s investment in the Portfolio consists of an allocated portion of the Portfolio’s appreciation/depreciation. Please refer to the Portfolio’s financial statements for a breakdown of the appreciation/depreciation from investments.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

15

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (the “Advisor”) is the Advisor for the Portfolio and Investment Company Capital Corporation (“ICCC” or the “Administrator”) is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

Effective November 1, 2004 through February 2006, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of 0.95% including expenses of the Portfolio.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the “Administrator Service Fee”) of 0.40% of the Institutional Class shares’ average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2005, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2005
Institutional Class	$78,570	$62,656	$35,991

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

16

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Class*	877,129	$9,760,534	1,253,509	$12,698,893
Institutional Class II	—	$—	219,011	$2,262,485
		$9,760,534		$14,961,378
Share transactions in tax-free exchange
Institutional Class*	—	$—	680,262	$6,482,895
Institutional Class II	—	$—	(676,600)	$(6,482,895)
Shares issued to shareholders in reinvestment of distributions
Institutional Class*	42,706	$487,702	284,589	$2,777,590
Institutional Class II	—	$—	38,730	$381,104
		$487,702		$3,158,694
Shares redeemed
Institutional Class*	(2,621,277)	$(29,257,266)	(8,885,704)	$(89,213,046)
Institutional Class II	—	$—	(756,013)	$(7,802,300)
		$(29,257,266)		$(97,015,346)
Redemption fees		$2		$—
Net increase (decrease)
Institutional Class*	(1,701,442)	$(19,009,028)	(6,667,344)	$(67,253,668)
Institutional Class II	—	$—	(1,174,872)	$(11,641,606)
		$(19,009,028)		$(78,895,274)

*	On August 13, 2004, Institutional Class II shares of the Fund were consolidated with Institutional Class I shares and subsequently Class I shares were renamed Institutional Class.

D. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

(The following financial statements of the International Equity Portfolio should be read in conjunction with the Fund’s financial statements.)

17

Investment Portfolio as of April 30, 2005 (Unaudited)

	Shares	Value ($)
Common Stocks 98.2%
Australia 1.4%
Australia & New Zealand Banking Group Ltd. (Cost $3,112,977)	253,163	4,282,041

Austria 1.3%
Raiffeisen International Bank-Holding AG*	4,339	223,346
Wienerberger AG (d)	88,824	3,756,430
(Cost $3,326,589)		3,979,776

Brazil 1.2%
Companhia Vale do Rio Doce (ADR)	75,384	2,031,599
Petroleo Brasileiro SA (ADR)	39,900	1,673,007
(Cost $2,053,461)		3,704,606

China 0.5%
China Petroleum & Chemical Corp. “H” (Cost $1,499,182)	3,448,735	1,362,005

Finland 1.9%
Nokia Oyj	163,504	2,612,906
Nokian Renkaat Oyj (d)	186,130	3,109,676
(Cost $6,626,479)		5,722,582

France 5.4%
Axa (d)	135,500	3,340,349
BNP Paribas SA	60,260	3,970,735
Total SA	40,592	9,008,240
(Cost $11,437,372)		16,319,324

Germany 9.0%
Adidas-Salomon AG	20,800	3,223,882
Continental AG	33,570	2,473,163
E.ON AG (d)	76,089	6,413,410
HeidelbergCement AG*	47,800	2,767,363
HeidelbergCement AG*	3,769	218,741
Hypo Real Estate Holdings AG*	115,100	4,779,768
Metro AG	46,188	2,439,609
Schering AG*	39,600	2,613,966
Siemens AG	28,678	2,102,242
(Cost $22,331,766)		27,032,144

Greece 2.5%
Alpha Bank AE	139,218	4,492,437
Hellenic Telecommunications Organization SA	155,900	2,914,450
(Cost $5,394,522)		7,406,887

Hong Kong 1.9%
Esprit Holdings Ltd. (Cost $3,082,949)	747,517	5,595,871

Hungary 0.8%
OTP Bank Rt (Cost $741,901)	75,011	2,306,645

India 1.1%
ICICI Bank Ltd.	174,500	1,445,338
Reliance Industries Ltd.	152,770	1,853,372
(Cost $2,993,135)		3,298,710

18

Indonesia 1.0%
PT Telekomunikasi Indonesia (ADR) (Cost $3,511,778)	164,200	2,958,884

Ireland 1.8%
Anglo Irish Bank Corp. PLC	245,320	2,831,838
CRH PLC*	105,030	2,617,054
(Cost $5,851,853)		5,448,892

Italy 3.9%
Banca Intesa SpA (d)	590,600	2,825,560
Enel SpA	194,446	1,845,360
Eni SpA	211,374	5,308,651
Mediobanca SpA	112,100	1,846,563
(Cost $7,732,385)		11,826,134

Japan 19.3%
Aiful Corp.	21,700	1,622,074
Aiful Corp.*	11,100	809,871
Canon, Inc.	116,000	6,050,103
Credit Saison Co., Ltd.	48,000	1,643,374
Dai Nippon Printing Co., Ltd.	107,083	1,721,238
Daito Trust Construction Co., Ltd.	57,200	2,292,550
Hoya Corp.	33,100	3,462,933
Jupiter Telecommunications Co., Ltd.*	331	263,600
Kirin Brewery Co., Ltd.	101,995	994,681
Mitsubishi Corp.	409,000	5,603,846
Mitsubishi Tokyo Financial Group, Inc.	328	2,849,546
Mitsui Fudosan Co., Ltd.	206,000	2,300,627
Mizuho Financial Group, Inc.	1,085	5,106,779
Nippon Steel Corp.	1,454,564	3,689,750
Nissan Motor Co., Ltd.	353,953	3,496,490
Sega Sammy Holdings, Inc.	79,000	4,616,397
Sharp Corp.	119,000	1,862,283
Toyota Motor Corp.	170,700	6,215,996
Yamanouchi Pharmaceutical Co., Ltd.	96,642	3,512,674
(Cost $41,842,461)		58,114,812

Korea 1.3%
POSCO	9,200	1,667,114
Samsung Electronics Co., Ltd.	4,799	2,201,763
(Cost $1,685,319)		3,868,877

Netherlands 2.9%
ING Groep NV	141,999	3,893,400
Koninklijke (Royal) Philips Electronics NV	108,530	2,707,149
Stork NV	59,600	2,196,099
(Cost $6,692,192)		8,796,648

Norway 2.7%
DNB NOR ASA (d)	256,644	2,448,519
Statoil ASA (d)	152,763	2,689,803
Telenor ASA (d)	366,000	3,057,045
(Cost $7,263,078)		8,195,367

Russia 1.2%
AFK Sistema “S” (GDR)*	97,662	1,513,761
OAO Gazprom “S” (ADR), 144A*	59,500	2,008,308
(Cost $3,804,963)		3,522,069

Spain 2.9%
ACS, Actividades de Construccion y Servicios SA	134,600	3,283,104
Telefonica SA (d)	327,972	5,577,117
(Cost $6,210,924)		8,860,221

19

Sweden 2.7%
ForeningsSparbanken AB	95,900	2,256,914
SKF AB “B”*	55,500	2,339,720
Telefonaktiebolaget LM Ericsson “B”*	1,188,062	3,523,078
(Cost $5,705,774)		8,119,712

Switzerland 10.1%
Baloise Holding AG “R”	42,600	2,178,796
Credit Suisse Group (d)	72,190	3,038,845
Nestle SA (Registered) (d)	31,065	8,157,702
Novartis AG (Registered) (d)	85,232	4,147,676
Roche Holding AG (d)	46,340	5,606,194
UBS AG (Registered)	90,173	7,229,856
(Cost $20,654,205)		30,359,069

Taiwan 0.5%
Hon Hai Precision Industry Co., Ltd. (Cost $1,324,737)	338,750	1,620,414

Thailand 0.5%
Bangkok Bank PCL (Foreign Registered) (Cost $1,274,892)	520,500	1,416,377

United Kingdom 20.4%
AstraZeneca PLC	56,321	2,469,550
BAA PLC	241,544	2,676,090
BHP Billiton PLC	377,291	4,598,526
Hammerson PLC	194,600	3,168,837
Hilton Group PLC	577,900	3,019,727
HSBC Holdings PLC	386,678	6,180,957
Imperial Tobacco Group PLC	167,300	4,786,644
MFI Furniture Group PLC*	731,300	1,421,263
National Grid Transco PLC	355,216	3,495,328
Prudential PLC	263,305	2,374,479
Royal Bank of Scotland Group PLC*	246,442	7,435,448
Shell Transport & Trading Co., PLC	881,517	7,894,356
Smith & Nephew PLC	255,978	2,635,270
Vodafone Group PLC	2,221,607	5,798,760
Woolworths Group PLC	1,447,837	1,011,828
WPP Group PLC	236,560	2,574,512
(Cost $45,900,245)		61,541,575
Total Common Stocks (Cost $222,055,139)		295,659,642

Securities Lending Collateral 14.9%
Scudder Daily Assets Fund Institutional, 2.94% (c) (e) (Cost $44,923,530)	44,923,530	44,923,530

Cash Equivalents 1.4%
Scudder Cash Management QP Trust, 2.81% (b) (Cost $4,305,516)	4,305,516	4,305,516

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $271,284,185) (a)	114.5	344,888,688
Other Assets and Liabilities, Net	(14.5)	(43,677,518)
Net Assets	100.0	301,211,170

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $277,647,371. At April 30, 2005, net unrealized appreciation for all securities based on tax cost was $67,241,317. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $72,462,480 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,221,163.
(b)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d)	All or a portion of these securities were on loan (see notes to Financial Statements). The value of all securities loaned at April 30, 2005 amounted to $42,729,969, which is 14.2% of net assets.
(e)	Represents collateral held in connection with securities lending.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR:	American Depositary Receipts

GDR:	Global Depositary Receipts

20

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $222,055,139) including $42,729,969 of securities loaned	$295,659,642
Investment in Scudder Cash Management QP Trust (cost $4,305,516)	4,305,516
Investment in Scidder Daily Assets Fund Institutional (cost $44,923,530)*	44,923,530
Total investments in securities, at value ($271,284,185)	344,888,688
Foreign currency, at value (cost $1,369,444)	1,360,731
Receivable for investments sold	1,098,134
Dividends receivable	1,527,855
Interest receivable	61,864
Foreign taxes recoverable	262,003
Unrealized appreciation on forward foreign currency exchange contracts	1,642,429
Other receivable	7,894
Other assets	5,024
Total assets	350,854,622
Liabilities
Payable upon return of securities loaned	44,923,530
Payable for investments purchased	2,991,869
Net payable on closed forward currency exchange contracts	5,197
Unrealized depreciation on forward foreign currency exchange contracts	1,505,225
Accrued investment advisory fee	142,440
Other accrued expenses and payables	75,191
Total liabilities	49,643,452
Net assets, at value	$301,211,170

*	Represents collateral on securities loaned.

21

Statement of Operations for the six months ended April 30, 2005 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $359,427)	$4,116,977
Interest — Scudder Cash Management QP Trust	33,131
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	82,697
Interest	872
Total Income	4,233,677
Expenses:
Investment advisory fee	1,075,745
Administrator service fee	248,249
Auditing	38,724
Legal	9,499
Interest expense	20,335
Trustees’ fees and expenses	7,097
Other	7,154
Total expenses, before expense reductions	1,406,803
Expense reductions	(244,889)
Total expenses, after expense reductions	1,161,914
Net investment income (loss)	3,071,763

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments (net of foreign taxes of $20,405)	35,194,707
Foreign currency related transactions	516,513
35,711,220
Net unrealized appreciation (depreciation) during the period on:
Investments	(7,699,867)
Foreign currency related transactions	84,511
(7,615,356)
Net gain (loss) on investment transactions	28,095,864
Net increase (decrease) in net assets resulting from operations	$31,167,627

22

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations:
Net investment income (loss)	$3,071,763	$5,421,773
Net realized gain (loss) on investment transactions	35,711,220	52,747,398
Net unrealized appreciation (depreciation) during the period on investment transactions	(7,615,356)	(5,305,626)
Net increase (decrease) in net assets resulting from operations	31,167,627	52,863,545
Capital transactions in shares of beneficial interest:
Proceeds from capital invested	58,484,422	235,493,569
Value of capital withdrawn	(120,260,200)	(426,402,928)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(61,775,778)	(190,909,359)
Increase (decrease) in net assets	(30,608,151)	(138,045,814)
Net assets at beginning of period	331,819,321	469,865,135
Net assets at end of period	$301,211,170	$331,819,321

23

Financial Highlights

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder International Equity Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in any open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

24

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Portfolio may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

25

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

26

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $92,096,362 and $153,712,127, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”) is the Advisor for the Portfolio and Investment Company Capital Corporation (“ICCC” or the “Administrator”) is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Portfolio and is paid by the Advisor for its services.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the “Administrator Service Fee”) of 0.15% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2005, the Administrator Service Fee aggregated $248,249, of which $37,781 is unpaid at April 30, 2005.

For the six months ended April 30, 2005, the Advisor and Administrator agreed to waive their fees and reimburse expenses to the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio at 0.70%. The amount of the waiver and whether the Advisor and/or Administrator waive its fees may vary at any time without notice to the shareholders.

Accordingly, for the six months ended April 30, 2005, the Advisor waived a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $241,739 and the amount imposed aggregated $834,006, which was equivalent to an annualized effective rate of 0.50% of the Portfolio’s average net assets.

27

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Insurance Brokerage Commissions. The Portfolio paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Portfolio for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $344 and $260, respectively.

D. Expense Reductions

For the six months ended April 30, 2005, the Advisor agreed to reimburse the Portfolio $3,150, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by Advisor of certain administrative services to an unaffiliated service provider.

E. Forward Foreign Currency Exchange Contracts

As of April 30, 2005, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
AUD	2,086,000	USD	1,622,449	7/28/2005	3,186
CHF	1,478,000	EUR	965,020	7/28/2005	693
CHF	40,521,000	USD	34,549,175	7/28/2005	446,145
CHF	7,053,000	EUR	4,593,472	7/28/2005	26,193
CHF	8,373,000	EUR	5,457,923	7/28/2005	11,625
CHF	1,478,000	EUR	965,020	7/28/2005	488
CLP	816,919,000	USD	1,413,355	7/28/2005	14,216
EUR	18,771,862	CHF	28,862,000	7/28/2005	214,670
EUR	38,903,000	USD	50,332,701	7/28/2005	139,330
EUR	3,973,000	USD	5,166,887	7/28/2005	40,848
EUR	3,816,000	USD	4,950,932	7/28/2005	27,458
EUR	1,367,298	CHF	2,103,000	7/28/2005	18,695
EUR	1,092,924	NOK	8,942,000	7/28/2005	15,387
EUR	957,282	CHF	1,479,000	7/28/2005	9,323
EUR	121,777	CHF	187,000	7/28/2005	1,753
EUR	957,282	CHF	1,479,000	7/28/2005	321
GBP	25,989,000	USD	49,420,423	7/28/2005	53,692
GBP	2,446,000	USD	4,649,112	7/28/2005	2,876
GBP	562,000	USD	1,069,194	7/28/2005	1,661
GBP	601,000	USD	1,143,072	7/28/2005	1,458
NOK	6,087,000	EUR	749,335	7/28/2005	538
USD	9,115,610	NZD	12,636,000	7/28/2005	35,522
SEK	1,277,000	EUR	138,850	7/28/2005	1,372
USD	16,091,931	JPY	1,711,055,000	7/28/2005	358,191
USD	13,999,638	AUD	18,196,000	7/28/2005	125,052
USD	3,758,659	JPY	394,725,000	7/28/2005	36,237
USD	5,732,399	SGD	9,404,000	7/28/2005	25,446
USD	1,173,316	NZD	1,652,000	7/28/2005	23,080
USD	20,275,837	GBP	10,677,000	7/28/2005	5,382
USD	842,972	AUD	1,088,000	7/28/2005	1,591
Total unrealized appreciation					1,642,429

28

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
AUD	1,129,000	USD	868,551	7/28/2005	(7,838)
AUD	385,000	USD	298,082	7/28/2005	(775)
CHF	7,053,000	EUR	4,593,472	7/28/2005	(35,512)
CHF	8,373,000	EUR	5,457,923	7/28/2005	(16,543)
EUR	18,771,862	CHF	28,862,000	7/28/2005	(143,818)
EUR	1,367,298	CHF	2,103,000	7/28/2005	(12,894)
EUR	1,092,924	NOK	8,942,000	7/28/2005	(4,795)
EUR	121,777	CHF	187,000	7/28/2005	(1,490)
JPY	530,240,000	USD	5,043,804	7/28/2005	(53,936)
JPY	60,292,000	USD	566,143	7/28/2005	(13,505)
JPY	18,232,000	USD	173,721	7/28/2005	(1,562)
NOK	16,301,000	EUR	2,001,715	7/28/2005	(6,067)
NOK	16,301,000	EUR	2,001,715	7/28/2005	(1,180)
NOK	6,087,000	EUR	749,335	7/28/2005	(832)
NZD	41,104,000	USD	29,613,788	7/28/2005	(154,188)
NZD	1,312,000	USD	939,038	7/28/2005	(11,127)
USD	2,052,039	NZD	2,823,000	7/28/2005	(7,591)
NZD	497,000	USD	356,897	7/28/2005	(3,037)
USD	2,058,461	NZD	2,842,000	7/28/2005	(252)
USD	186,274	NZD	257,000	7/28/2005	(151)
SEK	1,277,000	EUR	138,850	7/28/2005	(1,546)
USD	27,005,097	EUR	20,591,000	7/28/2005	(438,207)
USD	28,377,871	EUR	21,809,000	7/28/2005	(239,495)
USD	28,129,187	GBP	14,739,000	7/28/2005	(132,002)
USD	5,983,691	SEK	41,826,000	7/28/2005	(110,354)
USD	4,373,154	NOK	27,183,000	7/28/2005	(54,329)
USD	2,158,674	EUR	1,650,000	7/28/2005	(29,813)
USD	6,699,111	GBP	3,517,000	7/28/2005	(18,485)
USD	158,661	EUR	121,000	7/28/2005	(2,545)
USD	127,798	EUR	98,000	7/28/2005	(1,356)
Total unrealized depreciation					(1,505,225)

Currency Abbreviation
AUD	Australian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krona
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

29

F. Line of Credit

The Portfolio and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

30

Account Management Resources

For shareholders of Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) —or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Institutional Class
Nasdaq Symbol	BEIIX
CUSIP Number	811162 403
Fund Number	520

31

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments

Attention: Correspondence — Chicago

P.O. Box 219415 Kansas City,

MO 64121-9415

September 2004

32

33

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectuses of each of the funds listed below:

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe as part of our continuing commitment to superior performance, innovative products and quality services. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter “D” in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com.

The new fund names will be as follows:

Current Name	New Name, Effective February 6, 2006

Scudder Blue Chip Fund	DWS Blue Chip Fund
Scudder California Tax-Free Income Fund	DWS California Tax-Free Income Fund
Scudder Capital Growth Fund	DWS Capital Growth Fund
Scudder Cash Investment Trust	DWS Cash Investment Trust
Scudder Commodity Securities Fund	DWS Commodity Securities Fund
Scudder Dreman Concentrated Value Fund	DWS Dreman Concentrated Value Fund
Scudder Dreman Financial Services Fund	DWS Dreman Financial Services Fund
Scudder Dreman High Return Equity Fund	DWS Dreman High Return Equity Fund
Scudder Dreman Mid Cap Value Fund	DWS Dreman Mid Cap Value Fund
Scudder Dreman Small Cap Value Fund	DWS Dreman Small Cap Value Fund
Scudder EAFE Equity Index Fund	DWS EAFE Equity Index Fund
Scudder Equity 500 Index Fund	DWS Equity 500 Index Fund
Scudder Emerging Markets Fund	DWS Emerging Markets Equity Fund
Scudder Emerging Markets Income Fund	DWS Emerging Markets Fixed Income Fund
Scudder Fixed Income Fund	DWS Core Fixed Income Fund
Scudder Flag Investors Communications Fund, Inc.	DWS Communications Fund
Scudder Flag Investors Equity Partners Fund, Inc.	DWS Equity Partners Fund
Scudder Flag Investors Value Builder Fund, Inc.	DWS Value Builder Fund
Scudder Global Bond Fund	DWS Global Bond Fund
Scudder Global Discovery Fund	DWS Global Opportunities Fund
Scudder Global Fund	DWS Global Thematic Fund
Scudder GNMA Fund	DWS GNMA Fund
Scudder Gold and Precious Metals Fund	DWS Gold & Precious Metals Fund
Scudder Greater Europe Fund	DWS Europe Equity Fund
Scudder Growth and Income Fund	DWS Growth & Income Fund
Scudder Government & Agency Money Fund	DWS Government & Agency Money Fund
Scudder Health Care Fund	DWS Health Care Fund
Scudder High Income Fund	DWS High Income Fund
Scudder High Income Plus Fund	DWS High Income Plus Fund
Scudder High Yield Tax Free Fund	DWS High Yield Tax Free Fund
Scudder Inflation Protected Plus Fund	DWS Inflation Protected Plus Fund
Scudder Income Fund	DWS Core Plus Income Fund
Scudder Intermediate Tax/AMT Free Fund	DWS Intermediate Tax/AMT Free Fund
Scudder International Fund	DWS International Fund
Scudder International Equity Fund	DWS International Equity Fund
Scudder International Select Equity Fund	DWS International Select Equity Fund
Scudder Japanese Equity Fund	DWS Japan Equity Fund
Scudder Large Cap Value Fund	DWS Large Cap Value Fund
Scudder Large Company Growth Fund	DWS Large Company Growth Fund
Scudder Latin America Fund	DWS Latin America Equity Fund
Scudder Lifecycle Long Range Fund	DWS Lifecycle Long Range Fund
Scudder Limited Duration Plus Fund	DWS Short Duration Plus Fund
Scudder Managed Municipal Bond Fund	DWS Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund	DWS Massachusetts Tax-Free Fund
Scudder Micro Cap Fund	DWS Micro Cap Fund

1

Current Name	New Name, Effective February 6, 2006
Scudder Mid Cap Growth Fund	DWS Mid Cap Growth Fund
Scudder Money Market Fund	DWS Money Market Fund
Scudder Money Market Series	DWS Money Market Series
Scudder New York Tax-Free Income Fund	DWS New York Tax-Free Income Fund
Scudder Pacific Opportunities Fund	DWS Pacific Opportunities Equity Fund
Scudder Pathway Series: Conservative Portfolio	DWS Conservative Allocation Fund
Scudder Pathway Series: Growth Plus Portfolio	DWS Growth Plus Allocation Fund
Scudder Pathway Series: Growth Portfolio	DWS Growth Allocation Fund
Scudder Pathway Series: Moderate Portfolio	DWS Moderate Allocation Fund
Scudder Retirement Fund Series — VI	DWS Target 2006 Fund
Scudder Retirement Fund Series — VII	DWS Target 2008 Fund
Scudder RREEF Real Estate Securities Fund	DWS RREEF Real Estate Securities Fund
Scudder S&P 500 Index Fund	DWS S&P 500 Index Fund
Scudder Select 500 Fund	DWS Enhanced S&P 500 Index Fund
Scudder Short Duration Fund	DWS Short Duration Fund
Scudder Short Term Bond Fund	DWS Short Term Bond Fund
Scudder Short-Term Municipal Bond Fund	DWS Short-Term Municipal Bond Fund
Scudder Small Cap Growth Fund	DWS Small Cap Growth Fund
Scudder Small Company Stock Fund	DWS Small Cap Core Fund
Scudder Small Company Value Fund	DWS Small Cap Value Fund
Scudder Strategic Income Fund	DWS Strategic Income Fund
Scudder Target 2010 Fund	DWS Target 2010 Fund
Scudder Target 2011 Fund	DWS Target 2011 Fund
Scudder Target 2012 Fund	DWS Target 2012 Fund
Scudder Target 2013 Fund	DWS Target 2013 Fund
Scudder Target 2014 Fund	DWS Target 2014 Fund
Scudder Tax Advantaged Dividend Fund	DWS Equity Income Fund
Scudder Tax-Exempt Money Fund	DWS Tax-Exempt Money Fund
Scudder Tax Free Money Fund	DWS Tax Free Money Fund
Scudder Technology Fund	DWS Technology Fund
Scudder Total Return Fund	DWS Balanced Fund
Scudder U.S. Bond Index Fund	DWS U.S. Bond Index Fund
Scudder U.S. Government Securities Fund	DWS U.S. Government Securities Fund
Scudder U.S. Treasury Money Fund	DWS U.S. Treasury Money Fund

2

Also effective February 6, 2006, the Scudder service providers to the funds will change their names. The new service provider names will be as follows:

Current Name	New Name, Effective February 6, 2006
Scudder Distributors, Inc.	DWS Scudder Distributors, Inc.
Scudder Fund Accounting Corporation	DWS Scudder Fund Accounting Corporation
Scudder Investments Service Company	DWS Scudder Investments Service Company
Scudder Service Corporation	DWS Scudder Service Corporation
Scudder Trust Company	DWS Trust Company

Scudder Total Return Fund only:

Effective February 6, 2006 and under the fund’s new name, DWS Balanced Fund, the following supplements the disclosure in the third paragraph of “The Fund’s Main Investment Strategy” section of the prospectuses:

The fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the fund will at all times invest at least 25% of net assets in fixed-income senior securities.

Please Retain This Supplement for Future Reference

December 31, 2005

SMF-3675

535429

3

Scudder Blue Chip Fund	Scudder Large Cap Value Fund
Scudder California Tax-Free Income Fund	Scudder Large Company Growth Fund
Scudder Capital Growth Fund	Scudder Latin America Fund
Scudder Cash Investment Trust	Scudder Limited-Duration Plus Fund
Scudder Commodity Securities Fund	Scudder Managed Municipal Bond Fund
Scudder-Dreman Concentrated Value Fund	Scudder Massachusetts Tax-Free Fund
Scudder-Dreman Financial Services Fund	Scudder Micro Cap Fund
Scudder-Dreman High Return Equity Fund	Scudder Mid Cap Growth Fund
Scudder-Dreman Mid Cap Value Fund	Scudder New York Tax-Free Income Fund
Scudder-Dreman Small Cap Value Fund	Scudder Pacific Opportunities Fund
Scudder Emerging Markets Fund	Scudder Pathway Series – Conservative Portfolio
Scudder Emerging Markets Income Fund	Scudder Pathway Series – Growth Portfolio
Scudder Fixed Income Fund	Scudder Pathway Series – Growth Plus Portfolio
Scudder Flag Investors Communications Fund	Scudder Pathway Series – Moderate Portfolio
Scudder Flag Investors Equity Partners Fund	Scudder RREEF Real Estate Securities Fund
Scudder Flag Investors Value Builder Fund	Scudder S&P 500 Index Fund
Scudder Global Fund	Scudder Select 500 Fund
Scudder Global Bond Fund	Scudder Short Duration Fund
Scudder Global Discovery Fund	Scudder Short-Term Bond Fund
Scudder Gold and Precious Metals Fund	Scudder Short-Term Municipal Bond Fund
Scudder Greater Europe Fund	Scudder Small Cap Growth Fund
Scudder Growth and Income Fund	Scudder Small Company Stock Fund
Scudder Health Care Fund	Scudder Small Company Value Fund
Scudder High Income Fund	Scudder Strategic Income Fund
Scudder High Income Plus Fund	Scudder Target 2014 Fund
Scudder High Yield Tax-Free Fund	Scudder Tax Advantaged Dividend Fund
Scudder Income Fund	Scudder Technology Fund
Scudder Inflation Protected Plus Fund	Scudder Total Return Fund
Scudder Intermediate Tax/AMT Free Fund	Scudder U.S. Government Securities Fund
Scudder International Fund
Scudder International Equity Fund
Scudder International Select Equity Fund
Scudder Japanese Equity Fund

Supplement to the currently effective Statements of Additional Information for Class A, B and C shares, as applicable, of the above listed Funds:

The following information replaces similar disclosure relating to the Rule 12b-1 Plans:

Effective January 1, 2006, SDI will no longer advance the first year distribution fee and service fee to firms for sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates.

The following information replaces similar disclosure in the section entitled “Financial Services Firms’ Compensation” under “Purchase and Redemption of Shares — Purchases” effective January 1, 2006:

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates, SDI does not advance the first year distribution fee and for periods after the date of sale,

1

SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

The following information replaces the section entitled “Class A NAV Sales” under “Purchase and Redemption of Shares—Purchases”:

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c)	certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i)	employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”) made available through ADP under an alliance with SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j)	investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

2

(k)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

(l)	in connection with a direct “roll over” of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates into a Scudder IRA.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Please Retain This Supplement for Future Reference

December 13, 2005

3

Cash Account Trust: Government & Agency Securities Portfolio

Cash Account Trust: Money Market Portfolio

Cash Account Trust: Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.: Prime Series

Cash Reserve Fund, Inc.: Tax-Free Series

Cash Reserve Fund, Inc.: Treasury Series

Cash Reserves Fund Institutional

Investors Cash Trust: Government & Agency Securities Portfolio

Investors Cash Trust: Treasury Portfolio

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Money Market Fund Investment

NY Tax Free Money Fund Investment

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Commodity Securities Fund

Scudder-Dreman Concentrated Value Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Mid Cap Value Fund

Scudder-Dreman Small Cap Value Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Government & Agency Money Fund

Scudder Greater Europe Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Inflation Protected Plus Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Limited-Duration Plus Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Money Market Fund

Scudder Money Market Series

Scudder Micro Cap Fund

Scudder Mid Cap Growth Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series — Conservative Portfolio

Scudder Pathway Series — Growth Portfolio

Scudder Pathway Series — Growth Plus Portfolio

Scudder Pathway Series — Moderate Portfolio

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Target 2014 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax-Exempt Money Fund

Scudder Tax Free Money Fund

Scudder Technology Fund

Scudder Total Return Fund

Scudder U.S. Bond Index Fund

Scudder U.S. Government Securities Fund

Scudder U.S. Treasury Money Fund

Tax-Exempt California Money Market Fund

Tax-Exempt New York Money Market Fund

Tax Free Money Fund Investment

Treasury Money Fund

Treasury Money Fund Investment

Supplement to the currently effective Statements of Additional Information for the above listed Funds:

The following information supplements the disclosure in the “Purchase and Redemption of Shares” section of each Fund’s Statement of Additional Information:

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees/Directors and the Distributor, also the Fund’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees/Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Please Retain This Supplement for Future Reference

January 4, 2006

Supplement to the currently effective statements of additional information of each of the funds listed below:

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The Trusts/Corporations that the funds are organized under will also be renamed DWS.

The new Trust/Corporation and fund names will be as follows:

Current Trust/Corporation Name / Current Fund Name	New Trust/Corporation Name / New Fund Name, effective February 6, 2006
Global/International Fund, Inc.	DWS Global/International Fund, Inc.
Scudder Emerging Markets Income Fund	DWS Emerging Markets Fixed Income Fund
Scudder Global Bond Fund	DWS Global Bond Fund
Scudder Global Discovery Fund	DWS Global Opportunities Fund
Scudder Global Fund	DWS Global Thematic Fund
Investment Trust	DWS Investment Trust
Scudder Capital Growth Fund	DWS Capital Growth Fund
Scudder Growth and Income Fund	DWS Growth & Income Fund
Scudder Large Company Growth Fund	DWS Large Company Growth Fund
Scudder S&P 500 Index Fund	DWS S&P 500 Index Fund
Scudder Small Company Stock Fund	DWS Small Cap Core Fund
Scudder Advisor Funds	DWS Advisor Funds
Scudder International Equity Fund	DWS International Equity Fund
Scudder Limited-Duration Plus Fund	DWS Short Duration Plus Fund
Scudder Mid Cap Growth Fund	DWS Mid Cap Growth Fund
Scudder Small Cap Growth Fund	DWS Small Cap Growth Fund
Scudder Advisor Funds II	DWS Advisor Funds II
Scudder EAFE Equity Index Fund	DWS EAFE Equity Index Fund
Scudder U.S. Bond Index Fund	DWS U.S. Bond Index Fund
Scudder Advisor Funds III	DWS Advisor Funds III
Scudder Lifecycle Long Range Fund	DWS Lifecycle Long Range Fund
Scudder Blue Chip Fund	DWS Blue Chip Fund
Scudder Cash Investment Trust	DWS Cash Investment Trust
Scudder Equity Trust	DWS Equity Trust
Scudder-Dreman Financial Services Fund	DWS Dreman Financial Services Fund
Scudder Flag Investors Communications Fund, Inc.	DWS Communications Fund
Scudder Flag Investors Equity Partners Fund, Inc.	DWS Equity Partners Fund
Scudder Flag Investors Value Builder Fund, Inc.	DWS Value Builder Fund
Scudder Funds Trust	DWS Funds Trust
Scudder Short Term Bond Fund	DWS Short Term Bond Fund
Scudder High Income Series	DWS High Income Series
Scudder High Income Fund	DWS High Income Fund
Scudder Income Trust	DWS Income Trust
Scudder GNMA Fund	DWS GNMA Fund
Scudder Institutional Funds	DWS Institutional Funds
Scudder Equity 500 Index Fund	DWS Equity 500 Index Fund
Scudder International Equity Fund Institutional	DWS International Equity Fund Institutional
Scudder Commodity Securities Fund	DWS Commodity Securities Fund
Scudder Inflation Protected Plus Fund	DWS Inflation Protected Plus Fund
Scudder International Fund, Inc.	DWS International Fund, Inc.
Scudder Emerging Markets Fund	DWS Emerging Markets Equity Fund
Scudder Greater Europe Fund	DWS Europe Equity Fund
Scudder International Fund	DWS International Fund
Scudder Latin America Fund	DWS Latin America Equity Fund
Scudder Pacific Opportunities Fund	DWS Pacific Opportunities Equity Fund
Scudder Investors Funds, Inc.	DWS Investors Funds, Inc.
Scudder Japanese Equity Fund	DWS Japan Equity Fund

Scudder MG Investments Trust	DWS Investments Trust
Scudder Fixed Income Fund	DWS Core Fixed Income Fund
Scudder High Income Plus Fund	DWS High Income Plus Fund
Scudder International Select Equity Fund	DWS International Select Equity Fund
Scudder Micro Cap Fund	DWS Micro Cap Fund
Scudder Short Duration Fund	DWS Short Duration Fund
Scudder Short-Term Municipal Bond Fund	DWS Short-Term Municipal Bond Fund
Scudder Money Funds	DWS Money Funds
Scudder Government & Agency Money Fund	DWS Government & Agency Money Fund
Scudder Money Market Fund	DWS Money Market Fund
Scudder Tax-Exempt Money Fund	DWS Tax-Exempt Money Fund
Scudder Money Market Trust	DWS Money Market Trust
Scudder Money Market Series	DWS Money Market Series
Scudder Municipal Trust	DWS Municipal Trust
Scudder High Yield Tax Free Fund	DWS High Yield Tax Free Fund
Scudder Managed Municipal Bond Fund	DWS Managed Municipal Bond Fund
Scudder Mutual Funds, Inc.	DWS Mutual Funds, Inc.
Scudder Gold and Precious Metals Fund	DWS Gold & Precious Metals Fund
Scudder Pathway Series	DWS Allocation Series
Pathway Conservative Portfolio	DWS Conservative Allocation Fund
Pathway Growth Plus Portfolio	DWS Growth Plus Allocation Fund
Pathway Growth Portfolio	DWS Growth Allocation Fund
Pathway Moderate Portfolio	DWS Moderate Allocation Fund
Scudder Portfolio Trust	DWS Portfolio Trust
Scudder Income Fund	DWS Core Plus Income Fund
Scudder RREEF Securities Trust	DWS RREEF Securities Trust
Scudder RREEF Real Estate Securities Fund	DWS RREEF Real Estate Securities Fund
Scudder Securities Trust	DWS Securities Trust
Scudder Health Care Fund	DWS Health Care Fund
Scudder Small Company Value Fund	DWS Small Cap Value Fund
Scudder State Tax-Free Income Series	DWS State Tax-Free Income Series
Scudder California Tax-Free Income Fund	DWS California Tax-Free Income Fund
Scudder New York Tax-Free Income Fund	DWS New York Tax-Free Income Fund
Scudder State Tax-Free Trust	DWS State Tax Free Trust
Scudder Massachusetts Tax-Free Fund	DWS Massachusetts Tax-Free Fund
Scudder Strategic Income Fund	DWS Strategic Income Fund
Scudder Target Fund	DWS Target Fund
Scudder Retirement Fund Series - VI	DWS Target 2006 Fund
Scudder Retirement Fund Series - VII	DWS Target 2008 Fund
Scudder Target 2010 Fund	DWS Target 2010 Fund
Scudder Target 2011 Fund	DWS Target 2011 Fund
Scudder Target 2012 Fund	DWS Target 2012 Fund
Scudder Target 2013 Fund	DWS Target 2013 Fund
Scudder Target 2014 Fund	DWS Target 2014 Fund
Scudder Tax Free Money Fund	DWS Tax Free Money Fund
Scudder Tax Free Trust	DWS Tax Free Trust
Scudder Intermediate Tax/AMT Free Fund	DWS Intermediate Tax/AMT Free Fund
Scudder Technology Fund	DWS Technology Fund
Scudder Total Return Fund	DWS Balanced Fund
Scudder U.S. Government Securities Fund	DWS U.S. Government Securities Fund
Scudder U.S. Treasury Money Fund	DWS U.S. Treasury Money Fund
Scudder Value Series, Inc.	DWS Value Series, Inc.
Scudder Large Cap Value Fund	DWS Large Cap Value Fund
Scudder-Dreman Concentrated Value Fund	DWS Dreman Concentrated Value Fund
Scudder-Dreman High Return Equity Fund	DWS Dreman High Return Equity Fund
Scudder-Dreman Mid Cap Value Fund	DWS Dreman Mid Cap Value Fund
Scudder-Dreman Small Cap Value Fund	DWS Dreman Small Cap Value Fund
Value Equity Trust	DWS Value Equity Trust
Scudder Select 500 Fund	DWS Enhanced S&P 500 Index Fund
Scudder Tax Advantaged Dividend Fund	DWS Equity Income Fund

Also effective February 6, 2006, the Scudder service providers to the funds will change their names. The new service provider names will be as follows:

Current Name	New Name, effective February 6, 2006
Scudder Distributors, Inc.	DWS Scudder Distributors, Inc.
Scudder Fund Accounting Corporation	DWS Scudder Fund Accounting Corporation
Scudder Investments Service Company	DWS Scudder Investments Service Company
Scudder Service Corporation	DWS Scudder Service Corporation
Scudder Trust Company	DWS Trust Company

Please Retain this Supplement for Future Reference

January 23, 2006

PART C. OTHER INFORMATION

Item 15. Indemnification

Incorporated by reference to Post-Effective Amendment No. 38 to Registrant’s Registrations Statement as filed with the Commission on April 29, 1996.

Deutsche Asset Management, Inc. and Investment Company Capital Corp. (hereafter, “DeAM”), the investment advisor, have agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeAM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeAM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeAM and the Registrant, then DeAM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DeAM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

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2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeAM (or by a representative of DeAM acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeAM, any of its corporate affiliates, or any of their directors, officers or employees;

4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeAM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeAM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeAM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeAM prevails on the merits of any such dispute in a final, nonappealable court order.

DeAM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DeAM.

Item 16. Exhibits

1(a)	Declaration of Trust dated July 21, 1986; [1]

(b)	Supplement to Declaration of Trust dated October 20, 1986; [1]

(c)	Second Supplement to Declaration of Trust dated May 16, 1988; [1]

(d)	Amendment to Declaration of Trust dated August 16, 1996; [10]

(e)	Certificate of Amendment dated May 16, 2003; [10]

(f)	Amended Establishment and Designation of Series of Shares of Beneficial Interest dated April 29, 2005; [14]

(g)	Amended Establishment and Designation of Series of Shares of Beneficial Interest dated September 30, 2005; [15]

2

	(h)	Instrument of Establishment and Designation of Classes dated December 2, 2005; [15]

	(i)	Written Instrument Amending the Declaration of Trust dated December 2, 2005; [15]

(2)		By-Laws; [1]

(3)		Incorporated by reference to Exhibit (b) above;

(4)		Form of Agreement and Plan of Reorganization;*

(5)		Rule 18f-3 Plan, as amended; [10]

(6)	(a)	Investment Advisory Agreement dated July 30, 2002 between International Equity Portfolio and Deutsche Asset Management, Inc.; [6]

	(b)	Investment Sub-Advisory Agreement dated September 30, 2002 among International Equity Portfolio, Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited; [6]

	(c)	Investment Advisory Agreement dated July 30, 2002 between BT Investment Funds and Deutsche Asset Management, Inc.; [11]

	(d)	Investment Advisory Agreement dated July 30, 2003 between the Registrant and Deutsche Asset Management, Inc.; [7]

	(e)	Investment Advisory Agreement dated July 30, 2003 between the BT Investment Portfolios and Deutsche Asset Management, Inc.; [7]

	(f)	Investment Advisory Agreement dated July 30, 2003 between Cash Management Portfolio and Deutsche Asset Management, Inc.; [11]

	(g)	Investment Advisory Agreement dated July 30, 2002 between Treasury Money Portfolio and Deutsche Asset Management, Inc.; [7]

	(h)	Form of Amendment dated December 17, 2004 to the Investment Advisory Agreement dated July 30, 2002 between the Registrant and Deutsche Asset Management, Inc.; [13]

	(i)	Amendment dated September 19, 2005, to the Investment Advisory Agreement dated July 30, 2002 between the Registrant and Deutsche Asset Management, Inc.; [15]

(7)		Distribution Agreement dated August 19, 2002; [4]

(8)		Not applicable;

(9)	(a)	Custodian Agreement dated July 1, 1996; [2]

	(b)	Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated April 1, 2003; [7]

(10)		Rule 12b-1 Plans; [5,8]

(11)	(a)	Opinion and Consent of Willkie Farr & Gallagher LLP; **

	(b)	Opinion and Consent of local counsel; **

(12)	(a)	Form of tax opinion of Willkie Farr & Gallagher LLP; **

	(b)	Form of tax opinion of Willkie Farr & Gallagher LLP; **

(13)	(a)	Administration Agreement dated July 1, 2001; [3]

	(b)	Expense Limitation Agreement dated September 4, 2002; [4]

3

	(c)	Fund Accounting Agreement between Investment Company Capital Corp. and Scudder Fund Accounting Corporation dated June 3, 2002; [7]

	(d)	Sub-Administration and Sub-Fund Accounting Agreement between Investment Company Capital Corp., Scudder Fund Accounting and State Street Bank and Trust Company dated April 1, 2003; [11]

	(e)	Transfer Agency Agreement dated December 16, 2002 with Scudder Investment Services Company; [10]

	(f)	Agency Agreement between Scudder Investments Service Company and DST Systems, Inc., dated January 15, 2003; [7]

	(g)	Expense Limitation Agreement dated April 25, 2003; [9]

	(h)	Expense Limitation Agreement dated August 1, 2003; [11]

	(i)	Amendment dated November 17, 2004 to Exhibit A of the Expense Limitation Agreement dated April 25, 2003; [13]

	(j)	Form of Expense Limitation Agreement dated December 17, 2004 between Scudder Advisor Funds on behalf of Scudder Mid Cap Growth Fund, Deutsche Asset Management, Inc. and Investment Company Capital Corp.; [13]

	(k)	Form of Expense Limitation Agreement dated December 17, 2004 between Scudder Advisor Funds on behalf of Scudder Small Cap Growth Fund, Deutsche Asset Management, Inc. and Investment Company Capital Corp.; [13]

(14)		Consents of Registered Independent Accounting Firm; **

(15)		Not applicable;

(16)		Powers of Attorney. ***

(17)		Letters of Indemnity to Scudder Funds and Independent Directors, dated October 8, 2004. [13]

*	Included as Exhibit A to Registrant’s Prospectus/Proxy Statement contained in Part A of this Registration Statement.

4

**	To be filed by amendment.
***	Filed herewith.
[1]	Incorporated by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-lA (“Registration Statement”) as filed with the Securities and Exchange (“Commission”) on July 31, 1995.
[2]	Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement as filed with the Commission on July 1, 1997.

5

[3]	Incorporated by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement as filed with the Commission on June 29, 2001.
[4]	Incorporated by reference to Post-Effective Amendment No. 95 to Registrant’s Registration Statement as filed with the Commission on November 27, 2002.
[5]	Incorporated by reference to Post-Effective Amendment No. 98 to Registrant’s Registration Statement as filed with the Commission on February 3, 2003.
[6]	Incorporated by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement as filed with the Commission on February 28, 2003.
[7]	Incorporated by reference to Post-Effective Amendment No. 100 to Registrant’s Registration Statement as filed with the Commission on April 30, 2003.
[8]	Incorporated by reference to Post-Effective Amendment No. 104 to Registrant’s Registration Statement as filed with the Commission on October 1, 2003.
[9]	Incorporated by reference to Post-Effective Amendment No. 105 to Registrant’s Registration Statement as filed with the Commission on January 30, 2004.
[10]	Incorporated by reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement as filed with the Commission on February 27, 2004.
[11]	Incorporated by reference to Post-Effective Amendment No. 107 to Registrant’s Registration Statement as filed with the Commission on April 29, 2004.
[12]	Incorporated by reference to Post-Effective Amendment No. 113 to Registrant’s Registration Statement as filed with the Commission on August 31, 2004.
[13]	Incorporated by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement as filed with the Commission on December 3, 2004.
[14]	Incorporated by reference to Post-Effective Amendment No. 118 to Registrant’s Registration Statement as filed with the Commission on April 29, 2005.
[15]	Incorporated by reference to Post-Effective Amendment No. 125 to Registrant’s Registration Statement as filed with the Commission on January 27, 2006.

6

Item 17. Undertakings:

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

7

Exhibit Index

(16)	Powers of Attorney.

8

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the 6th day of March, 2006.

DWS ADVISOR FUNDS

/s/ Vincent J. Esposito
Vincent J. Esposito, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature:	Title:	Date:

/s/ Vincent J. Esposito Vincent J. Esposito	President	March 6, 2006

/s/ Paul H. Schubert Paul H. Schubert	Chief Financial Officer and Treasurer	March 6, 2006

/s/ Martin J. Gruber Martin J. Gruber*	Trustee	March 6, 2006

/s/ Richard J. Herring Richard J. Herring*	Trustee	March 6, 2006

/s/ Graham E. Jones Graham E. Jones*	Trustee	March 6, 2006

/s/ Rebecca W. Rimel Rebecca W. Rimel*	Trustee	March 6, 2006

/s/ Philip Saunders, Jr. Philip Saunders, Jr.*	Trustee	March 6, 2006

/s/ William N. Searcy, Jr. William N. Searcy, Jr.*	Trustee	March 6, 2006

/s/ William N. Shiebler William N. Shiebler*	Trustee	March 6, 2006

*By:	/s/ Caroline Pearson
Caroline Pearson**
Assistant Secretary

**	Attorney-in-fact pursuant to the powers of attorney dated October 8, 2004.

EXHIBIT INDEX

16	Power of Attorney